UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

                        Franklin Mutual Series Fund Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)

             101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
             -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (210) 912-2100
                                                            --------------

Date of fiscal year end:  12/31
                          -----

Date of reporting period:  12/31/07
                          ---------

Item 1. Reports to Stockholders.


                                [GRAPHIC OMITTED]

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                                                    DECEMBER 31, 2007
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    ANNUAL REPORT AND SHAREHOLDER LETTER                 VALUE
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                                    [LOGO (R)]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                               Thank You For Your
                               Continued Participation

                               At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE          Mutual Series is part of Franklin Templeton
                               Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities.
                               Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION           Because these management groups work
                               independently and adhere to different
                               investment approaches, Franklin, Templeton and
                               Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      Franklin Templeton Investments seeks to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Mutual Beacon Fund ........................................................    5

Performance Summary .......................................................   11

Your Fund's Expenses ......................................................   16

Financial Highlights and Statement of Investments .........................   18

Financial Statements ......................................................   31

Notes to Financial Statements .............................................   35

Report of Independent Registered Public Accounting Firm ...................   50

Tax Designation ...........................................................   51

Board Members and Officers ................................................   52

Shareholder Information ...................................................   56

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Shareholder Letter

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PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE
RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------------
CLASS Z                                   12/31/07
---------------------------------------------------
1-Year                                       +3.03%
---------------------------------------------------
5-Year                                      +15.08%
---------------------------------------------------
10-Year                                     +10.05%
---------------------------------------------------

Dear Shareholder:

The past year was a turbulent time for equities both in the U.S. and in many international markets. Several developments contributed to this volatility, including (1) credit problems centered around subprime mortgage lending; (2) declining home values in the U.S.; (3) a nearly complete evaporation of the corporate leveraged lending that fueled the leveraged buyout boom of the past several years; (4) a sharp increase in oil, agricultural and certain mining commodity prices; and (5) a sharp decline in the value of the U.S. dollar relative to most other currencies. For the year ended December 31, 2007, the Standard & Poor's (S&P) 500 Index rose 5.49% while the Morgan Stanley Capital International (MSCI) World Index gained 9.57%. 1 However, indicative of the impact of the developments noted here, the S&P 500 Financials Index declined 18.63%, the S&P Homebuilders Select Industry Index declined 48.39% and the S&P GSSI Natural Resources Index appreciated 34.44% during the year. 2 By comparison, Mutual Beacon Fund - Class Z gained 3.03% over this period.

1. Source: Standard & Poor's Micropal. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

2. Source: Standard & Poor's Micropal. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The S&P Homebuilders Select Industry Index is an equal-weighted index that draws its constituents from the GICS (Global Industry Classification Standards) Homebuilding sub-industry. The S&P GSSI Natural Resources Index is a modified cap-weighted index designed to measure equity performance in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

--------------------------------------------------------------------------------

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
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                                               Not part of the annual report | 1

The markets in 2007 were particularly challenging for us as value-driven, bottom-up stock pickers in a year when a thematic approach to investing based on macroeconomic factors would likely have enhanced performance. Value investors are always faced with the task of buying and owning companies when they are out of favor, whether for company-specific reasons or because of a perception of macroeconomic fundamentals. It is these very headwinds that create opportunities to buy well-managed companies with strong industry positions at valuations that can reward investors over the long term.

Despite the challenges, a number of positive factors contributed to Fund performance this year. Many of our international holdings made strong gains, particularly among the tobacco, energy and industrial companies we owned. Fund shareholders also benefited from the fact that our international holdings were less than fully hedged back into U.S. dollars, reflecting our cautious view regarding the dollar. Investments in merger arbitrage situations were also generally profitable, particularly as we took advantage in late summer of concerns that deals would fall apart because of "buyer's remorse" or unavailability of financing.

In the U.S., our focus over the past several years on larger capitalization companies with strong balance sheets and leading industry positions benefited our shareholders. For example, investments in Microsoft, Altria and Verizon Communications, all part of the large-cap Dow Jones Industrial Average, generated solid returns in 2007. 3 As we have discussed in previous reports, the multi-year outperformance of small- and mid-capitalization stocks going into 2007 resulted in attractive valuations among their mega-cap counterparts. At period-end, we continued to see real value in a number of these companies.

The Fund's exposure to the financial sector negatively impacted Fund performance during the year. While we had limited direct exposure to the subprime mortgage originators, the spreading contagion of the credit crisis hurt valuations of most financial institutions, including some well-capitalized domestic and European banks owned by the Fund. We were disappointed by the breakdown in risk management processes at some of the largest U.S. financial institutions and have adjusted certain positions accordingly. Nevertheless, we believe the markets have overly penalized many stocks in the sector and accordingly have added selectively to certain holdings.

3. Mutual Beacon Fund's holdings are based on total net assets as of 12/31/07:
Microsoft Corp.: 2.2%; Altria Group Inc.: 2.1%; and Verizon Communications Inc.:
0.0% (sold by period-end).


2 | Not part of the annual report

Another difficult area for us in the latter half of the year was what we would term "event-driven" stocks. These are investments we believe are attractively valued and where we see an identifiable catalyst to unlock the value. While each investment is different, a few issues dominated the second half of 2007. One key driver was the abrupt absence of private equity buyers for companies (or divisions of companies) that were potential sale targets. Virgin Media, the U.K. cable company, was one example. Another key element was direct or indirect exposure to the residential construction or financial industries, where the catalyst was overwhelmed by the economic headwinds facing the company. Temple-Inland, which sold its timber assets and split into three companies including a packaging company, a savings bank and a real estate developer in 2007, exemplified this risk. Finally, we believe many of these event-driven investments were held in common with some of the hedge funds that faced pressure to sell in the latter half of 2007. Again, while somewhat painful in the short term, "technical" pressures often give us a chance to take advantage of temporary market dislocations to increase ownership in attractively valued companies.

Fear and volatility can breed opportunity for patient investors. We believe the extended credit crisis has created a number of such opportunities. We have no crystal ball telling us precisely when the U.S. housing market will turn positive or where oil prices will be a year from now. However, we believe that if we stick to our discipline of buying good businesses at cheap valuations, we should reach our goal of limiting our downside risk while generating consistent returns over the long term.

In the enclosed annual report for Mutual Beacon Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.


                                               Not part of the annual report | 3

As always, we thank you for your trust and support and extend our best wishes for a happy, healthy and prosperous 2008.

Sincerely,

/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

/s/ Michael J. Embler

Michael J. Embler
Senior Vice President and Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2007. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Not part of the annual report

Annual Report

Mutual Beacon Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Mutual Beacon Fund covers the fiscal year ended December 31, 2007.

PERFORMANCE OVERVIEW

Mutual Beacon Fund - Class Z posted a cumulative total return of +3.03% for the 12 months ended December 31, 2007. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +5.49% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended December 31, 2007, the U.S. economy advanced at a moderate but uneven pace. After slow first quarter growth, gross domestic product (GDP) advanced solidly in the second quarter, supported by federal defense spending, accelerating exports and declining imports, and greater business spending. In the third quarter, growth accelerated despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. The housing downturn affected the overall economy by fourth quarter 2007 when GDP growth decelerated as credit conditions worsened and consumer spending slowed.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                                               Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                                       59.2%
U.K.                                                                        6.4%
Germany                                                                     4.9%
France                                                                      4.4%
Norway                                                                      2.7%
Denmark                                                                     2.6%
Switzerland                                                                 2.1%
Spain                                                                       2.0%
Belgium                                                                     2.0%
South Korea                                                                 1.8%
Italy                                                                       1.8%
Japan                                                                       1.5%
Sweden                                                                      1.4%
Other                                                                       1.0%
Short-Term Investments & Other Net Assets                                   6.2%

Consumer confidence declined through period-end largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Oil prices were volatile and established a new record high in November, nearing $99 per barrel. For the 12 months ended December 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate. 2

Facing the prospect of slower economic growth, the Federal Reserve Board lowered the federal funds target rate to 4.25% from 5.25% during the period. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.71% at the beginning of the period to 4.04% on December 31, 2007.

The global economy remained resilient despite elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current global expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. Initially centered on the U.S. subprime mortgage market, they spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions, helped boost merger and acquisition activity in the first half of 2007, and was an important driver of equity performance. A second-half tightening of liquidity led to slower deal activity and weighed on market performance. However, in 2007, global merger and acquisition activity still reached record levels.

To alleviate the credit crunch and restore investor confidence, the world's major central banks infused capital into the system. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile. For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns. Broad-based stock performance by European and Asian shares at least doubled

2. Source: Bureau of Labor Statistics.


6 | Annual Report
that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Tobacco                                                                    11.0%
--------------------------------------------------------------------------------
Media                                                                       8.9%
--------------------------------------------------------------------------------
Insurance                                                                   8.3%
--------------------------------------------------------------------------------
Commercial Banks                                                            7.9%
--------------------------------------------------------------------------------
Paper & Forest Products                                                     4.7%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    4.2%
--------------------------------------------------------------------------------
Food Products                                                               3.7%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            2.9%
--------------------------------------------------------------------------------
Software                                                                    2.9%
--------------------------------------------------------------------------------
Real Estate                                                                 2.4%
--------------------------------------------------------------------------------


                                                               Annual Report | 7

TOP 10 HOLDINGS
12/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                        2.6%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                            2.4%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
U.S. Bancorp                                                                2.3%
   COMMERCIAL BANKS, U.S.
--------------------------------------------------------------------------------
Microsoft Corp.                                                             2.2%
   SOFTWARE, U.S.
--------------------------------------------------------------------------------
News Corp., A                                                               2.2%
   MEDIA, U.S.
--------------------------------------------------------------------------------
Orkla ASA                                                                   2.1%
   INDUSTRIAL CONGLOMERATES, NORWAY
--------------------------------------------------------------------------------
Altria Group Inc.                                                           2.1%
   TOBACCO, U.S.
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                              2.1%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Comcast Corp., A                                                            2.0%
   MEDIA, U.S.
--------------------------------------------------------------------------------
Fortis                                                                      2.0%
   DIVERSIFIED FINANCIAL SERVICES, BELGIUM
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

During the year under review, the largest contributor to Fund performance was our equity portfolio, most notably some of our long-term holdings. Three investments that performed well during 2007 were KT&G, Berkshire Hathaway and Transocean.

Shares of South Korea-based KT&G appreciated 41% in local currency during 2007, due largely to the company's strong operating performance. Each division of KT&G reported positive news in 2007. The company's domestic tobacco sales and operating margins expanded due to increased average selling prices for a pack of cigarettes. Overseas sales and revenues registered high double-digit increases. KT&G owns a 100% stake in KGC, South Korea's leading red ginseng maker, which has a dominant position of more than 60% market share. Over the past five years, KGC's sales and earnings have grown at 20% and 27% compounded annual growth rates, respectively. We believe this trend could continue given the country's aging demographic, growing income levels, and KGC's aggressive distribution and production expansion plan. According to our analysis, not only is the outlook for earnings quite good but the company's ability to return cash to shareholders has been impressive as well. KT&G has announced that between 2006 and 2008 it will return 2.8 trillion won (the local currency, which equaled approximately $3.0 billion on December 31, 2007) to shareholders. After 2008, KT&G is expected to return an average 5% to 7% of market capitalization to shareholders annually through dividends and share buybacks.

Berkshire Hathaway stock appreciated 29% as the company benefited from a lack of catastrophe losses in 2007, resulting in large insurance company profits after higher-than-average losses in 2004 and 2005 resulted in a favorable pricing environment for U.S. property insurers. Within Berkshire's non-insurance operations, the company benefited from an improving contribution from its utility business, Mid-American Energy. Most significantly for its share price value, Berkshire's cash stockpile of almost $40 billion, along with CEO Warren Buffett's willingness to wait until a bargain emerged before deploying this capital, positioned the company as a safe haven for investors who perceived 2007's subprime mortgage crisis as an investment opportunity rather than a threat. By the end of 2007 Berkshire management had successfully kept its capital mostly in reserve, for use in executing timely future transactions when the investment climate is right.


8 | Annual Report

Transocean shares appreciated nearly 67% during 2007, driven by strong company fundamentals, the company's merger with GlobalSanteFe, and shareholder-friendly initiatives. Fundamentally, a continued tight supply and demand balance for offshore rig contractors resulted in higher day rates and favorable financial performance at Transocean. On the event-driven and shareholder-friendly side, the company completed a merger with GlobalSantaFe concurrently with a leveraged recapitalization that enabled a special distribution of $33.03 in late November. All of these actions were received with widespread shareholder appreciation.

Although many of our investments appreciated during the year, some of the Fund's holdings underperformed. Three positions that declined significantly in value were Sovereign Bancorp, financial services conglomerate Citigroup, and U.K.-based cable company Virgin Media.

In a difficult year for finance and banking stocks in general, the Fund's shares of Sovereign Bancorp fared poorly and lost 54% in value. While the company took early steps to restructure its balance sheet in an effort to lower its risk profile at the beginning of 2007, the bank's asset quality deteriorated in the second half of the year, consistent with many other U.S. financial companies.

The Fund's Citigroup shares declined 38% during the time we held it in 2007 as the company's exposure to risky mortgage assets resulted in write-offs during the second half of the year, ultimately leading to the resignation of CEO Charles Prince. Although we believed Citigroup had some extremely valuable global franchises, we were disappointed by the company's apparently weak risk management systems, and exited the position during the year.

Shares of Virgin Media, the U.K.'s largest cable company, declined 32% in local currency during 2007. First, the company was forced to pull several British Sky Broadcasting (BSkyB) channels from its offering due to a pricing dispute, which resulted in a reduction in subscribers. Second, the contraction of the leveraged corporate debt market scuttled a plan announced in June to sell the company. Finally, Virgin Media posted mediocre earnings results in 2007.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2007, the Fund benefited to the extent it was not fully hedged.


                                                               Annual Report | 9

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]     /s/ Michael J. Embler

                    Michael J. Embler
                    Co-Portfolio Manager

[PHOTO OMITTED]     /s/ Christian Correa

                    Christian Correa, CFA
                    Co-Portfolio Manager

                    Mutual Beacon Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
MICHAEL EMBLER, Chief Investment Officer for Franklin Mutual Advisers, LLC, has been portfolio manager for Mutual Beacon Fund since 2005. He also manages another fund for Franklin Mutual Advisers, and has been a member of the management team of the Mutual Series Funds since 2001. Before joining Franklin Templeton Investments in 2001, he was Managing Director and portfolio manager at Nomura Holding America, Inc.

CHRISTIAN CORREA assumed responsibility as co-portfolio manager for Mutual Beacon Fund effective December 31, 2007. He has been an analyst for Franklin Mutual Advisers since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.

--------------------------------------------------------------------------------


10 | Annual Report

Performance Summary as of 12/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------
CLASS Z (SYMBOL: BEGRX)                            CHANGE     12/31/07     12/31/06
------------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.98       $15.73       $16.71
------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
------------------------------------------------------------------------------------
Dividend Income                        $0.5651
------------------------------------------------------------------------------------
Short-Term Capital Gain                $0.0017
------------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.9218
------------------------------------------------------------------------------------
   TOTAL                               $1.4886
------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEBIX)                            CHANGE     12/31/07     12/31/06
------------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.99       $15.62       $16.61
------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
------------------------------------------------------------------------------------
Dividend Income                        $0.5122
------------------------------------------------------------------------------------
Short-Term Capital Gain                $0.0017
------------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.9218
------------------------------------------------------------------------------------
   TOTAL                               $1.4357
------------------------------------------------------------------------------------
CLASS B (SYMBOL: TEBBX)                            CHANGE     12/31/07     12/31/06
------------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.98       $15.19       $16.17
------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
------------------------------------------------------------------------------------
Dividend Income                        $0.3851
------------------------------------------------------------------------------------
Short-Term Capital Gain                $0.0017
------------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.9218
------------------------------------------------------------------------------------
   TOTAL                               $1.3086
------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMEX)                            CHANGE     12/31/07     12/31/06
------------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.99       $15.47       $16.46
------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
------------------------------------------------------------------------------------
Dividend Income                        $0.3961
------------------------------------------------------------------------------------
Short-Term Capital Gain                $0.0017
------------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.9218
------------------------------------------------------------------------------------
   TOTAL                               $1.3196
------------------------------------------------------------------------------------


                                                              Annual Report | 11

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS Z                                                1-YEAR       5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                               +3.03%     +101.87%         +160.46%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                           +3.03%      +15.08%          +10.05%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $10,303     $ 20,187         $ 26,046
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5        0.85%
--------------------------------------------------------------------------------------------------
CLASS A                                                1-YEAR       5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                               +2.67%      +98.57%         +151.67%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                           -3.21%      +13.35%           +9.02%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $ 9,679     $ 18,712         $ 23,719
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5        1.15%
--------------------------------------------------------------------------------------------------
CLASS B                                                1-YEAR       5-YEAR     INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                               +1.95%      +92.07%         +133.66%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                           -1.80%      +13.71%           +9.89%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $ 9,820     $ 19,007         $ 23,366
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5        1.85%
--------------------------------------------------------------------------------------------------
CLASS C                                                1-YEAR       5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                               +1.99%      +92.17%         +135.88%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                           +1.05%      +13.96%           +8.96%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $10,105     $ 19,217         $ 23,588
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5        1.85%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/98-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           DATE                  Mutual Beacon Fund             S&P 500 6
--------------------------------------------------------------------------------
          1/1/1998                     $10,000                   $10,000
         1/31/1998                     $ 9,943                   $10,111
         2/28/1998                     $10,482                   $10,840
         3/31/1998                     $10,928                   $11,395
         4/30/1998                     $11,069                   $11,510
         5/31/1998                     $11,105                   $11,312
         6/30/1998                     $11,027                   $11,771
         7/31/1998                     $10,759                   $11,646
         8/31/1998                     $ 9,288                   $ 9,962
         9/30/1998                     $ 9,093                   $10,600
        10/31/1998                     $ 9,634                   $11,463
        11/30/1998                     $10,182                   $12,157
        12/31/1998                     $10,237                   $12,858
         1/31/1999                     $10,416                   $13,396
         2/28/1999                     $10,299                   $12,979
         3/31/1999                     $10,775                   $13,498
         4/30/1999                     $11,625                   $14,021
         5/31/1999                     $11,735                   $13,690
         6/30/1999                     $12,057                   $14,450
         7/31/1999                     $11,802                   $13,999
         8/31/1999                     $11,380                   $13,929
         9/30/1999                     $11,085                   $13,548
        10/31/1999                     $11,396                   $14,405
        11/30/1999                     $11,666                   $14,698
        12/31/1999                     $11,956                   $15,563
         1/31/2000                     $11,662                   $14,781
         2/29/2000                     $11,334                   $14,502
         3/31/2000                     $12,465                   $15,920
         4/30/2000                     $12,318                   $15,441
         5/31/2000                     $12,474                   $15,124
         6/30/2000                     $12,328                   $15,497
         7/31/2000                     $12,642                   $15,255
         8/31/2000                     $13,168                   $16,203
         9/30/2000                     $13,195                   $15,347
        10/31/2000                     $13,417                   $15,282
        11/30/2000                     $13,066                   $14,078
        12/31/2000                     $13,668                   $14,146
         1/31/2001                     $14,557                   $14,648
         2/28/2001                     $14,475                   $13,313
         3/31/2001                     $14,057                   $12,469
         4/30/2001                     $14,639                   $13,438
         5/31/2001                     $15,129                   $13,528
         6/30/2001                     $15,245                   $13,199
         7/31/2001                     $15,339                   $13,069
         8/31/2001                     $15,016                   $12,251
         9/30/2001                     $13,691                   $11,262
        10/31/2001                     $13,680                   $11,476
        11/30/2001                     $14,171                   $12,357
        12/31/2001                     $14,504                   $12,465
         1/31/2002                     $14,449                   $12,283
         2/28/2002                     $14,537                   $12,046
         3/31/2002                     $14,938                   $12,499
         4/30/2002                     $15,071                   $11,741
         5/31/2002                     $15,127                   $11,655
         6/30/2002                     $14,081                   $10,825
         7/31/2002                     $13,160                   $ 9,981
         8/31/2002                     $13,283                   $10,046
         9/30/2002                     $12,564                   $ 8,955
        10/31/2002                     $12,733                   $ 9,743
        11/30/2002                     $12,980                   $10,316
        12/31/2002                     $12,902                   $ 9,710
         1/31/2003                     $12,765                   $ 9,456
         2/28/2003                     $12,480                   $ 9,314
         3/31/2003                     $12,514                   $ 9,404
         4/30/2003                     $13,324                   $10,179
         5/31/2003                     $14,043                   $10,715
         6/30/2003                     $14,288                   $10,852
         7/31/2003                     $14,449                   $11,043
         8/31/2003                     $14,862                   $11,259
         9/30/2003                     $14,839                   $11,139
        10/31/2003                     $15,449                   $11,769
        11/30/2003                     $16,000                   $11,873
        12/31/2003                     $16,700                   $12,495
         1/31/2004                     $16,770                   $12,725
         2/29/2004                     $17,338                   $12,902
         3/31/2004                     $17,315                   $12,707
         4/30/2004                     $16,851                   $12,508
         5/31/2004                     $16,944                   $12,679
         6/30/2004                     $17,229                   $12,926
         7/31/2004                     $17,007                   $12,498
         8/31/2004                     $17,147                   $12,549
         9/30/2004                     $17,451                   $12,684
        10/31/2004                     $17,685                   $12,878
        11/30/2004                     $18,607                   $13,399
        12/31/2004                     $19,126                   $13,855
         1/31/2005                     $18,730                   $13,518
         2/28/2005                     $19,318                   $13,802
         3/31/2005                     $19,198                   $13,558
         4/30/2005                     $19,042                   $13,300
         5/31/2005                     $19,438                   $13,724
         6/30/2005                     $19,684                   $13,743
         7/31/2005                     $20,205                   $14,254
         8/31/2005                     $20,302                   $14,124
         9/30/2005                     $20,556                   $14,239
        10/31/2005                     $19,975                   $14,001
        11/30/2005                     $20,520                   $14,531
        12/31/2005                     $20,896                   $14,536
         1/31/2006                     $21,394                   $14,921
         2/28/2006                     $21,663                   $14,961
         3/31/2006                     $22,431                   $15,147
         4/30/2006                     $22,552                   $15,351
         5/31/2006                     $22,390                   $14,909
         6/30/2006                     $22,303                   $14,929
         7/31/2006                     $22,358                   $15,021
         8/31/2006                     $23,134                   $15,379
         9/30/2006                     $23,328                   $15,775
        10/31/2006                     $24,214                   $16,289
        11/30/2006                     $24,629                   $16,599
        12/31/2006                     $25,279                   $16,832
         1/31/2007                     $25,915                   $17,086
         2/28/2007                     $25,839                   $16,752
         3/31/2007                     $26,323                   $16,939
         4/30/2007                     $27,004                   $17,690
         5/31/2007                     $27,972                   $18,307
         6/30/2007                     $27,709                   $18,003
         7/31/2007                     $26,640                   $17,445
         8/31/2007                     $26,472                   $17,706
         9/30/2007                     $26,839                   $18,368
        10/31/2007                     $27,419                   $18,661
        11/30/2007                     $26,487                   $17,880
        12/31/2007                     $26,046                   $17,756

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS Z                             12/31/07
----------------------------------------------
1-Year                                 +3.03%
----------------------------------------------
5-Year                                +15.08%
----------------------------------------------
10-Year                               +10.05%
----------------------------------------------

CLASS A (1/1/98-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           DATE                  Mutual Beacon Fund             S&P 500 6
--------------------------------------------------------------------------------
          1/1/1998                     $ 9,425                   $10,000
         1/31/1998                     $ 9,371                   $10,111
         2/28/1998                     $ 9,873                   $10,840
         3/31/1998                     $10,288                   $11,395
         4/30/1998                     $10,421                   $11,510
         5/31/1998                     $10,448                   $11,312
         6/30/1998                     $10,375                   $11,771
         7/31/1998                     $10,121                   $11,646
         8/31/1998                     $ 8,732                   $ 9,962
         9/30/1998                     $ 8,542                   $10,600
        10/31/1998                     $ 9,052                   $11,463
        11/30/1998                     $ 9,570                   $12,157
        12/31/1998                     $ 9,615                   $12,858
         1/31/1999                     $ 9,784                   $13,396
         2/28/1999                     $ 9,666                   $12,979
         3/31/1999                     $10,107                   $13,498
         4/30/1999                     $10,901                   $14,021
         5/31/1999                     $11,011                   $13,690
         6/30/1999                     $11,305                   $14,450
         7/31/1999                     $11,066                   $13,999
         8/31/1999                     $10,661                   $13,929
         9/30/1999                     $10,384                   $13,548
        10/31/1999                     $10,668                   $14,405
        11/30/1999                     $10,923                   $14,698
        12/31/1999                     $11,192                   $15,563
         1/31/2000                     $10,916                   $14,781
         2/29/2000                     $10,600                   $14,502
         3/31/2000                     $11,654                   $15,920
         4/30/2000                     $11,516                   $15,441
         5/31/2000                     $11,662                   $15,124
         6/30/2000                     $11,514                   $15,497
         7/31/2000                     $11,809                   $15,255
         8/31/2000                     $12,293                   $16,203
         9/30/2000                     $12,319                   $15,347
        10/31/2000                     $12,527                   $15,282
        11/30/2000                     $12,198                   $14,078
        12/31/2000                     $12,747                   $14,146
         1/31/2001                     $13,578                   $14,648
         2/28/2001                     $13,492                   $13,313
         3/31/2001                     $13,100                   $12,469
         4/30/2001                     $13,635                   $13,438
         5/31/2001                     $14,094                   $13,528
         6/30/2001                     $14,189                   $13,199
         7/31/2001                     $14,277                   $13,069
         8/31/2001                     $13,965                   $12,251
         9/30/2001                     $12,745                   $11,262
        10/31/2001                     $12,726                   $11,476
        11/30/2001                     $13,175                   $12,357
        12/31/2001                     $13,484                   $12,465
         1/31/2002                     $13,432                   $12,283
         2/28/2002                     $13,505                   $12,046
         3/31/2002                     $13,878                   $12,499
         4/30/2002                     $14,002                   $11,741
         5/31/2002                     $14,044                   $11,655
         6/30/2002                     $13,065                   $10,825
         7/31/2002                     $12,206                   $ 9,981
         8/31/2002                     $12,321                   $10,046
         9/30/2002                     $11,651                   $ 8,955
        10/31/2002                     $11,798                   $ 9,743
        11/30/2002                     $12,018                   $10,316
        12/31/2002                     $11,945                   $ 9,710
         1/31/2003                     $11,818                   $ 9,456
         2/28/2003                     $11,553                   $ 9,314
         3/31/2003                     $11,574                   $ 9,404
         4/30/2003                     $12,326                   $10,179
         5/31/2003                     $12,994                   $10,715
         6/30/2003                     $13,218                   $10,852
         7/31/2003                     $13,357                   $11,043
         8/31/2003                     $13,731                   $11,259
         9/30/2003                     $13,709                   $11,139
        10/31/2003                     $14,275                   $11,769
        11/30/2003                     $14,777                   $11,873
        12/31/2003                     $15,407                   $12,495
         1/31/2004                     $15,482                   $12,725
         2/29/2004                     $15,988                   $12,902
         3/31/2004                     $15,966                   $12,707
         4/30/2004                     $15,525                   $12,508
         5/31/2004                     $15,611                   $12,679
         6/30/2004                     $15,882                   $12,926
         7/31/2004                     $15,665                   $12,498
         8/31/2004                     $15,784                   $12,549
         9/30/2004                     $16,066                   $12,684
        10/31/2004                     $16,271                   $12,878
        11/30/2004                     $17,115                   $13,399
        12/31/2004                     $17,585                   $13,855
         1/31/2005                     $17,219                   $13,518
         2/28/2005                     $17,762                   $13,802
         3/31/2005                     $17,640                   $13,558
         4/30/2005                     $17,485                   $13,300
         5/31/2005                     $17,851                   $13,724
         6/30/2005                     $18,084                   $13,743
         7/31/2005                     $18,554                   $14,254
         8/31/2005                     $18,632                   $14,124
         9/30/2005                     $18,856                   $14,239
        10/31/2005                     $18,330                   $14,001
        11/30/2005                     $18,823                   $14,531
        12/31/2005                     $19,149                   $14,536
         1/31/2006                     $19,608                   $14,921
         2/28/2006                     $19,856                   $14,961
         3/31/2006                     $20,538                   $15,147
         4/30/2006                     $20,650                   $15,351
         5/31/2006                     $20,501                   $14,909
         6/30/2006                     $20,415                   $14,929
         7/31/2006                     $20,466                   $15,021
         8/31/2006                     $21,168                   $15,379
         9/30/2006                     $21,346                   $15,775
        10/31/2006                     $22,137                   $16,289
        11/30/2006                     $22,519                   $16,599
        12/31/2006                     $23,102                   $16,832
         1/31/2007                     $23,686                   $17,086
         2/28/2007                     $23,603                   $16,752
         3/31/2007                     $24,048                   $16,939
         4/30/2007                     $24,646                   $17,690
         5/31/2007                     $25,536                   $18,307
         6/30/2007                     $25,289                   $18,003
         7/31/2007                     $24,307                   $17,445
         8/31/2007                     $24,138                   $17,706
         9/30/2007                     $24,461                   $18,368
        10/31/2007                     $24,994                   $18,661
        11/30/2007                     $24,138                   $17,880
        12/31/2007                     $23,719                   $17,756

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                             12/31/07
----------------------------------------------
1-Year                                 -3.21%
----------------------------------------------
5-Year                                +13.35%
----------------------------------------------
10-Year                                +9.02%
----------------------------------------------


                                                              Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS B                             12/31/07
----------------------------------------------
1-Year                                 -1.80%
----------------------------------------------
5-Year                                +13.71%
----------------------------------------------
Since Inception (1/1/99)               +9.89%
----------------------------------------------

CLASS B (1/1/99-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           DATE                  Mutual Beacon Fund             S&P 500 6
--------------------------------------------------------------------------------
          1/1/1999                     $10,000                   $10,000
         1/31/1999                     $10,160                   $10,418
         2/28/1999                     $10,031                   $10,094
         3/31/1999                     $10,481                   $10,498
         4/30/1999                     $11,291                   $10,905
         5/31/1999                     $11,398                   $10,647
         6/30/1999                     $11,693                   $11,238
         7/31/1999                     $11,436                   $10,887
         8/31/1999                     $11,015                   $10,833
         9/30/1999                     $10,719                   $10,536
        10/31/1999                     $11,007                   $11,203
        11/30/1999                     $11,265                   $11,431
        12/31/1999                     $11,533                   $12,104
         1/31/2000                     $11,247                   $11,496
         2/29/2000                     $10,918                   $11,278
         3/31/2000                     $11,996                   $12,382
         4/30/2000                     $11,845                   $12,009
         5/31/2000                     $11,988                   $11,763
         6/30/2000                     $11,840                   $12,053
         7/31/2000                     $12,127                   $11,864
         8/31/2000                     $12,622                   $12,601
         9/30/2000                     $12,631                   $11,936
        10/31/2000                     $12,846                   $11,886
        11/30/2000                     $12,496                   $10,949
        12/31/2000                     $13,054                   $11,002
         1/31/2001                     $13,896                   $11,392
         2/28/2001                     $13,806                   $10,354
         3/31/2001                     $13,390                   $ 9,698
         4/30/2001                     $13,935                   $10,451
         5/31/2001                     $14,401                   $10,521
         6/30/2001                     $14,487                   $10,265
         7/31/2001                     $14,568                   $10,164
         8/31/2001                     $14,244                   $ 9,528
         9/30/2001                     $12,990                   $ 8,759
        10/31/2001                     $12,959                   $ 8,926
        11/30/2001                     $13,415                   $ 9,610
        12/31/2001                     $13,722                   $ 9,694
         1/31/2002                     $13,658                   $ 9,553
         2/28/2002                     $13,722                   $ 9,369
         3/31/2002                     $14,097                   $ 9,721
         4/30/2002                     $14,215                   $ 9,132
         5/31/2002                     $14,258                   $ 9,064
         6/30/2002                     $13,253                   $ 8,419
         7/31/2002                     $12,375                   $ 7,763
         8/31/2002                     $12,483                   $ 7,813
         9/30/2002                     $11,801                   $ 6,964
        10/31/2002                     $11,942                   $ 7,577
        11/30/2002                     $12,169                   $ 8,023
        12/31/2002                     $12,081                   $ 7,552
         1/31/2003                     $11,950                   $ 7,354
         2/28/2003                     $11,677                   $ 7,244
         3/31/2003                     $11,688                   $ 7,314
         4/30/2003                     $12,441                   $ 7,917
         5/31/2003                     $13,107                   $ 8,334
         6/30/2003                     $13,320                   $ 8,440
         7/31/2003                     $13,463                   $ 8,589
         8/31/2003                     $13,825                   $ 8,756
         9/30/2003                     $13,793                   $ 8,663
        10/31/2003                     $14,353                   $ 9,153
        11/30/2003                     $14,848                   $ 9,234
        12/31/2003                     $15,491                   $ 9,718
         1/31/2004                     $15,546                   $ 9,897
         2/29/2004                     $16,052                   $10,034
         3/31/2004                     $16,019                   $ 9,883
         4/30/2004                     $15,568                   $ 9,728
         5/31/2004                     $15,645                   $ 9,861
         6/30/2004                     $15,903                   $10,053
         7/31/2004                     $15,681                   $ 9,720
         8/31/2004                     $15,792                   $ 9,759
         9/30/2004                     $16,069                   $ 9,865
        10/31/2004                     $16,268                   $10,016
        11/30/2004                     $17,099                   $10,421
        12/31/2004                     $17,554                   $10,776
         1/31/2005                     $17,181                   $10,513
         2/28/2005                     $17,712                   $10,734
         3/31/2005                     $17,588                   $10,544
         4/30/2005                     $17,430                   $10,344
         5/31/2005                     $17,769                   $10,673
         6/30/2005                     $17,985                   $10,689
         7/31/2005                     $18,453                   $11,086
         8/31/2005                     $18,510                   $10,985
         9/30/2005                     $18,738                   $11,074
        10/31/2005                     $18,190                   $10,889
        11/30/2005                     $18,681                   $11,301
        12/31/2005                     $18,987                   $11,305
         1/31/2006                     $19,441                   $11,604
         2/28/2006                     $19,667                   $11,636
         3/31/2006                     $20,334                   $11,781
         4/30/2006                     $20,435                   $11,939
         5/31/2006                     $20,272                   $11,595
         6/30/2006                     $20,185                   $11,611
         7/31/2006                     $20,211                   $11,683
         8/31/2006                     $20,897                   $11,961
         9/30/2006                     $21,053                   $12,269
        10/31/2006                     $21,829                   $12,669
        11/30/2006                     $22,192                   $12,909
        12/31/2006                     $22,758                   $13,091
         1/31/2007                     $23,334                   $13,289
         2/28/2007                     $23,252                   $13,029
         3/31/2007                     $23,692                   $13,174
         4/30/2007                     $24,281                   $13,758
         5/31/2007                     $25,158                   $14,238
         6/30/2007                     $24,914                   $14,001
         7/31/2007                     $23,947                   $13,567
         8/31/2007                     $23,782                   $13,771
         9/30/2007                     $24,101                   $14,286
        10/31/2007                     $24,626                   $14,513
        11/30/2007                     $23,782                   $13,906
        12/31/2007                     $23,366                   $13,810

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS C                             12/31/07
----------------------------------------------
1-Year                                 +1.05%
----------------------------------------------
5-Year                                +13.96%
----------------------------------------------
10-Year                                +8.96%
----------------------------------------------

CLASS C (1/1/98-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           DATE                  Mutual Beacon Fund             S&P 500 6
--------------------------------------------------------------------------------
          1/1/1998                     $10,000                   $10,000
         1/31/1998                     $ 9,936                   $10,111
         2/28/1998                     $10,470                   $10,840
         3/31/1998                     $10,905                   $11,395
         4/30/1998                     $11,033                   $11,510
         5/31/1998                     $11,061                   $11,312
         6/30/1998                     $10,976                   $11,771
         7/31/1998                     $10,701                   $11,646
         8/31/1998                     $ 9,231                   $ 9,962
         9/30/1998                     $ 9,028                   $10,600
        10/31/1998                     $ 9,557                   $11,463
        11/30/1998                     $10,100                   $12,157
        12/31/1998                     $10,140                   $12,858
         1/31/1999                     $10,311                   $13,396
         2/28/1999                     $10,179                   $12,979
         3/31/1999                     $10,645                   $13,498
         4/30/1999                     $11,477                   $14,021
         5/31/1999                     $11,578                   $13,690
         6/30/1999                     $11,887                   $14,450
         7/31/1999                     $11,626                   $13,999
         8/31/1999                     $11,198                   $13,929
         9/30/1999                     $10,897                   $13,548
        10/31/1999                     $11,190                   $14,405
        11/30/1999                     $11,452                   $14,698
        12/31/1999                     $11,727                   $15,563
         1/31/2000                     $11,428                   $14,781
         2/29/2000                     $11,095                   $14,502
         3/31/2000                     $12,196                   $15,920
         4/30/2000                     $12,042                   $15,441
         5/31/2000                     $12,187                   $15,124
         6/30/2000                     $12,028                   $15,497
         7/31/2000                     $12,328                   $15,255
         8/31/2000                     $12,828                   $16,203
         9/30/2000                     $12,846                   $15,347
        10/31/2000                     $13,055                   $15,282
        11/30/2000                     $12,701                   $14,078
        12/31/2000                     $13,276                   $14,146
         1/31/2001                     $14,125                   $14,648
         2/28/2001                     $14,035                   $13,313
         3/31/2001                     $13,616                   $12,469
         4/30/2001                     $14,165                   $13,438
         5/31/2001                     $14,635                   $13,528
         6/30/2001                     $14,727                   $13,199
         7/31/2001                     $14,809                   $13,069
         8/31/2001                     $14,483                   $12,251
         9/30/2001                     $13,207                   $11,262
        10/31/2001                     $13,176                   $11,476
        11/30/2001                     $13,635                   $12,357
        12/31/2001                     $13,947                   $12,465
         1/31/2002                     $13,882                   $12,283
         2/28/2002                     $13,958                   $12,046
         3/31/2002                     $14,335                   $12,499
         4/30/2002                     $14,454                   $11,741
         5/31/2002                     $14,486                   $11,655
         6/30/2002                     $13,472                   $10,825
         7/31/2002                     $12,579                   $ 9,981
         8/31/2002                     $12,688                   $10,046
         9/30/2002                     $11,991                   $ 8,955
        10/31/2002                     $12,144                   $ 9,743
        11/30/2002                     $12,361                   $10,316
        12/31/2002                     $12,274                   $ 9,710
         1/31/2003                     $12,143                   $ 9,456
         2/28/2003                     $11,858                   $ 9,314
         3/31/2003                     $11,880                   $ 9,404
         4/30/2003                     $12,647                   $10,179
         5/31/2003                     $13,315                   $10,715
         6/30/2003                     $13,539                   $10,852
         7/31/2003                     $13,682                   $11,043
         8/31/2003                     $14,057                   $11,259
         9/30/2003                     $14,024                   $11,139
        10/31/2003                     $14,586                   $11,769
        11/30/2003                     $15,094                   $11,873
        12/31/2003                     $15,741                   $12,495
         1/31/2004                     $15,796                   $12,725
         2/29/2004                     $16,316                   $12,902
         3/31/2004                     $16,282                   $12,707
         4/30/2004                     $15,830                   $12,508
         5/31/2004                     $15,907                   $12,679
         6/30/2004                     $16,165                   $12,926
         7/31/2004                     $15,942                   $12,498
         8/31/2004                     $16,054                   $12,549
         9/30/2004                     $16,331                   $12,684
        10/31/2004                     $16,531                   $12,878
        11/30/2004                     $17,387                   $13,399
        12/31/2004                     $17,849                   $13,855
         1/31/2005                     $17,464                   $13,518
         2/28/2005                     $18,007                   $13,802
         3/31/2005                     $17,871                   $13,558
         4/30/2005                     $17,713                   $13,300
         5/31/2005                     $18,064                   $13,724
         6/30/2005                     $18,281                   $13,743
         7/31/2005                     $18,749                   $14,254
         8/31/2005                     $18,818                   $14,124
         9/30/2005                     $19,046                   $14,239
        10/31/2005                     $18,498                   $14,001
        11/30/2005                     $18,978                   $14,531
        12/31/2005                     $19,298                   $14,536
         1/31/2006                     $19,752                   $14,921
         2/28/2006                     $19,991                   $14,961
         3/31/2006                     $20,672                   $15,147
         4/30/2006                     $20,772                   $15,351
         5/31/2006                     $20,609                   $14,909
         6/30/2006                     $20,509                   $14,929
         7/31/2006                     $20,535                   $15,021
         8/31/2006                     $21,235                   $15,379
         9/30/2006                     $21,403                   $15,775
        10/31/2006                     $22,193                   $16,289
        11/30/2006                     $22,555                   $16,599
        12/31/2006                     $23,127                   $16,832
         1/31/2007                     $23,689                   $17,086
         2/28/2007                     $23,591                   $16,752
         3/31/2007                     $24,026                   $16,939
         4/30/2007                     $24,617                   $17,690
         5/31/2007                     $25,488                   $18,307
         6/30/2007                     $25,238                   $18,003
         7/31/2007                     $24,232                   $17,445
         8/31/2007                     $24,062                   $17,706
         9/30/2007                     $24,374                   $18,368
        10/31/2007                     $24,870                   $18,661
        11/30/2007                     $24,005                   $17,880
        12/31/2007                     $23,588                   $17,756


14 | Annual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                                              Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.     Divide your account value by $1,000.
       IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
       IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                      VALUE 7/1/07      VALUE 12/31/07   PERIOD* 7/1/07-12/31/07
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $   940.00               $3.96
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $ 1,021.12               $4.13
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $   937.90               $5.52
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $ 1,019.51               $5.75
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $   934.60               $8.78
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $ 1,016.13               $9.15
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $   934.60               $8.78
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $ 1,016.13               $9.15
--------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.81%; A: 1.13%; B: 1.80%; and C: 1.80%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 17

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS Z                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    16.71      $    15.52      $    15.94      $    14.40      $    11.31
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.51            0.26            0.31            0.30            0.19
   Net realized and unrealized gains (losses) ........           --            2.91            1.16            1.76            3.13
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         0.51            3.17            1.47            2.06            3.32
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.57)          (0.28)          (0.30)          (0.37)          (0.23)
   Net realized gains ................................        (0.92)          (1.70)          (1.59)          (0.15)             --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.49)          (1.98)          (1.89)          (0.52)          (0.23)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- d            -- d            -- d            -- d            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    15.73      $    16.71      $    15.52      $    15.94      $    14.40
                                                         ===========================================================================

Total return .........................................         3.03%          20.98%           9.25%          14.52%          29.44%

RATIOS TO AVERAGE NET ASSETS
Expenses c ...........................................         0.82% e         0.85% e         0.89% e         0.83% e         0.86%
Expenses - excluding dividend expense on
   securities sold short .............................         0.81% e         0.82% e         0.84% e         0.82% e         0.83%
Net investment income ................................         2.89%           1.59%           1.91%           1.99%           1.48%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $3,883,935      $3,925,029      $3,433,665      $3,359,389      $3,112,212
Portfolio turnover rate ..............................        49.84%          40.72%          35.36%          29.17%          49.61%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Beacon Fund

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS A                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    16.61      $    15.44      $    15.87      $    14.34      $    11.27
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.45            0.21            0.26            0.25            0.14
   Net realized and unrealized gains (losses) ........           --            2.90            1.15            1.75            3.12
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         0.45            3.11            1.41            2.00            3.26
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.52)          (0.24)          (0.25)          (0.32)          (0.19)
   Net realized gains ................................        (0.92)          (1.70)          (1.59)          (0.15)             --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.44)          (1.94)          (1.84)          (0.47)          (0.19)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- e            -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    15.62      $    16.61      $    15.44      $    15.87      $    14.34
                                                         ===========================================================================

Total return c .......................................         2.67%          20.65%           8.89%          14.13%          28.99%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...........................................         1.14% f         1.15% f         1.22% f         1.18% f         1.21%
Expenses - excluding dividend expense on securities
   sold short ........................................         1.13% f         1.12% f         1.17% f         1.17% f         1.18%
Net investment income ................................         2.57%           1.29%           1.58%           1.64%           1.13%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $2,654,731      $2,176,658      $1,633,022      $1,462,133      $1,301,620
Portfolio turnover rate ..............................        49.84%          40.72%          35.36%          29.17%          49.61%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 19

Mutual Beacon Fund

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS B                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    16.17      $    15.09      $    15.54      $    14.06      $    11.07
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.32            0.10            0.14            0.15            0.05
   Net realized and unrealized gains (losses) ........         0.01            2.80            1.14            1.71            3.06
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         0.33            2.90            1.28            1.86            3.11
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.39)          (0.12)          (0.14)          (0.23)          (0.12)
   Net realized gains ................................        (0.92)          (1.70)          (1.59)          (0.15)             --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.31)          (1.82)          (1.73)          (0.38)          (0.12)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- e            -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    15.19      $    16.17      $    15.09      $    15.54      $    14.06
                                                         ===========================================================================

Total return c .......................................         1.95%          19.86%           8.17%          13.32%          28.22%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...........................................         1.81% f         1.85% f         1.89% f         1.83% f         1.86%
Expenses - excluding dividend expense on securities
   sold short ........................................         1.80% f         1.82% f         1.84% f         1.82% f         1.83%
Net investment income ................................         1.90%           0.59%           0.91%           0.99%           0.48%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $  171,628      $  199,461      $  186,169      $  186,840      $  155,572
Portfolio turnover rate ..............................        49.84%          40.72%          35.36%          29.17%          49.61%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Beacon Fund

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS C                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    16.46      $    15.33      $    15.77      $    14.26      $    11.22
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.33            0.10            0.15            0.14            0.06
   Net realized and unrealized gains (losses) ........           --            2.85            1.14            1.74            3.09
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         0.33            2.95            1.29            1.88            3.15
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.40)          (0.12)          (0.14)          (0.23)          (0.11)
   Net realized gains ................................        (0.92)          (1.70)          (1.59)          (0.14)             --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.32)          (1.82)          (1.73)          (0.37)          (0.11)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- e            -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    15.47      $    16.46      $    15.33      $    15.77      $    14.26
                                                         ===========================================================================

Total return c .......................................         1.99%          19.84%           8.12%          13.39%          28.24%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...........................................         1.81% f         1.85% f         1.89% f         1.83% f         1.86%
Expenses - excluding dividend expense on securities
   sold short ........................................         1.80% f         1.82% f         1.84% f         1.82% f         1.83%
Net investment income ................................         1.90%           0.59%           0.91%           0.99%           0.48%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $  875,060      $  825,234      $  697,400      $  658,813      $  579,825
Portfolio turnover rate ..............................        49.84%          40.72%          35.36%          29.17%          49.61%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 21

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                              COUNTRY            CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 94.4%
        COMMON STOCKS AND OTHER EQUITY INTERESTS 89.3%
        AIR FREIGHT & LOGISTICS 1.1%
        Deutsche Post AG ..............................................      Germany              2,364,674        $     80,440,173
                                                                                                                   -----------------
        AIRLINES 0.6%
      a ACE Aviation Holdings Inc., A .................................      Canada                 920,863              26,270,658
    a,b ACE Aviation Holdings Inc., A, 144A ...........................      Canada                  46,508               1,326,794
      a Northwest Airlines Corp. ......................................   United States             911,804              13,230,276
    a,c Northwest Airlines Corp., Contingent Distribution .............   United States          35,952,000               1,213,380
                                                                                                                   -----------------
                                                                                                                         42,041,108
                                                                                                                   -----------------
        AUTO COMPONENTS 0.5%
    a,c Collins & Aikman Products Co., Contingent Distribution ........   United States           1,508,338                 667,440
      a Goodyear Tire & Rubber Co. ....................................   United States           1,347,098              38,015,105
                                                                                                                   -----------------
                                                                                                                         38,682,545
                                                                                                                   -----------------
        AUTOMOBILES 1.5%
        General Motors Corp. ..........................................   United States           2,956,699              73,592,238
a,d,e,f International Automotive Components Group Brazil LLC ..........      Brazil               2,387,711              16,585,351
a,d,e,f International Automotive Components Group Japan LLC ...........       Japan                 378,194               3,391,418
a,d,e,f International Automotive Components Group LLC .................    Luxembourg            10,149,082              10,767,161
a,d,e,f International Automotive Components Group NA LLC ..............   United States           6,469,826               8,896,011
                                                                                                                   -----------------
                                                                                                                        113,232,179
                                                                                                                   -----------------
        BEVERAGES 1.8%
        Brown-Forman Corp., A .........................................   United States             308,260              23,070,178
        Brown-Forman Corp., B .........................................   United States             362,618              26,873,620
        Carlsberg AS, A ...............................................      Denmark                 74,900               8,546,179
        Carlsberg AS, B ...............................................      Denmark                671,304              81,063,620
                                                                                                                   -----------------
                                                                                                                        139,553,597
                                                                                                                   -----------------
        BUILDING PRODUCTS 0.3%
    a,c Armstrong World Industries Inc., Contingent Distribution ......   United States          19,836,575                  74,387
      a Owens Corning Inc. ............................................   United States           1,090,603              22,051,993
                                                                                                                   -----------------
                                                                                                                         22,126,380
                                                                                                                   -----------------
        CHEMICALS 0.1%
    a,c Dow Corning Corp., Contingent Distribution ....................   United States          12,598,548               6,425,259
                                                                                                                   -----------------
        COMMERCIAL BANKS 7.9%
      a Banco Popolare SpA ............................................       Italy               2,450,074              54,204,812
        BNP Paribas SA ................................................      France                 727,050              78,748,933
        Commerce Bancorp Inc. .........................................   United States           1,214,390              46,316,835
        Danske Bank AS ................................................      Denmark              1,524,804              59,610,451
a,d,e,g FE Capital Holdings Ltd. ......................................       Japan                  14,498               9,523,457
a,d,e,g First Chicago Bancorp .........................................   United States           1,157,143              16,200,002
        Intesa Sanpaolo SpA ...........................................       Italy              10,097,248              79,718,613
        Mitsubishi UFJ Financial Group Inc. ...........................       Japan               2,777,112              26,073,948
  a,d,e NCB Warrant Holdings Ltd., A ..................................       Japan                  67,420               4,000,152
        Svenska Handelsbanken AB, A ...................................      Sweden               1,458,813              46,704,037
        U.S. Bancorp ..................................................   United States           5,538,540             175,793,260
                                                                                                                   -----------------
                                                                                                                        596,894,500
                                                                                                                   -----------------


22 | Annual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                              COUNTRY            CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        COMMERCIAL SERVICES & SUPPLIES 0.0% h
      a Comdisco Holding Co. Inc. .....................................   United States               1,202        $         10,950
    a,c Comdisco Holding Co. Inc., Contingent Distribution ............   United States          54,914,113                      --
                                                                                                                   -----------------
                                                                                                                             10,950
                                                                                                                   -----------------
        COMMUNICATIONS EQUIPMENT 2.0%
        Motorola Inc. .................................................   United States           5,723,343              91,802,422
        Telefonaktiebolaget LM Ericsson, B ............................       Sweden             19,859,426              46,625,437
        Telefonaktiebolaget LM Ericsson, B, ADR .......................       Sweden                667,100              15,576,785
                                                                                                                   -----------------
                                                                                                                        154,004,644
                                                                                                                   -----------------
        COMPUTERS & PERIPHERALS 1.6%
a,d,e,g DecisionOne Corp. .............................................   United States           1,142,353                      --
a,d,e,g DecisionOne Corp., wts., 6/08/17 ..............................   United States             627,237                      --
      a Dell Inc. .....................................................   United States           4,061,020              99,535,600
      a Lexmark International Inc., A .................................   United States             664,600              23,167,956
                                                                                                                   -----------------
                                                                                                                        122,703,556
                                                                                                                   -----------------
        CONSUMER FINANCE 1.4%
  a,d,e Cerberus CG Investor I LLC ....................................   United States          18,089,600              15,231,019
  a,d,e Cerberus CG Investor II LLC ...................................   United States          18,089,600              15,231,019
  a,d,e Cerberus CG Investor III LLC ..................................   United States           9,044,800               7,615,509
  a,d,e Cerberus FIM Investors Auto Finance LLC .......................   United States           5,706,149               3,061,525
  a,d,e Cerberus FIM Investors Commercial Finance LLC .................   United States             475,305                 255,016
  a,d,e Cerberus FIM Investors Commercial Mortgage LLC ................   United States             890,886                 477,988
  a,d,e Cerberus FIM Investors Insurance LLC ..........................   United States           4,357,377               2,337,867
  a,d,e Cerberus FIM Investors Rescap LLC .............................   United States           8,112,533               4,352,625
        SLM Corp. .....................................................   United States           2,785,220              56,094,331
                                                                                                                   -----------------
                                                                                                                        104,656,899
                                                                                                                   -----------------
        CONTAINERS & PACKAGING 0.6%
        Temple-Inland Inc. ............................................   United States           2,158,767              45,010,292
                                                                                                                   -----------------
        DIVERSIFIED FINANCIAL SERVICES 2.1%
        Fortis ........................................................      Belgium              5,623,830             148,385,020
      a Fortis VVPR Strip .............................................      Belgium              2,249,532                  32,828
      a Guaranty Financial Group Inc. .................................   United States             719,589              11,513,423
    a,c Marconi Corp., Contingent Distribution ........................   United Kingdom         42,651,300                      --
                                                                                                                   -----------------
                                                                                                                        159,931,271
                                                                                                                   -----------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 0.9%
a,d,e,f AboveNet Inc. .................................................   United States             466,432              23,321,600
  a,d,f AboveNet Inc., stock grants, grant price $20.95,
           expiration date 9/09/13 ....................................   United States                 613                  25,409
a,d,e,f AboveNet Inc., wts., 9/08/08 ..................................   United States              16,857                 795,650
a,d,e,f AboveNet Inc., wts., 9/08/10 ..................................   United States              19,829                 866,131
  a,c,e Global Crossing Holdings Ltd., Contingent Distribution ........   United States          60,632,757                      --
        Telefonica SA .................................................       Spain               1,317,275              42,714,955
                                                                                                                   -----------------
                                                                                                                         67,723,745
                                                                                                                   -----------------


                                                              Annual Report | 23

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                              COUNTRY            CONTRACTS                VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        ELECTRIC UTILITIES 0.5%
        E.ON AG .......................................................      Germany                182,802         $    38,844,684
                                                                                                                    ----------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS 0.8%
        Tyco Electronics Ltd. .........................................   United States           1,705,745              63,334,312
                                                                                                                    ----------------
        ENERGY EQUIPMENT & SERVICES 1.7%
      a Seadrill Ltd. .................................................      Bermuda              2,283,800              55,681,939
  a,i   Transocean Inc. ...............................................   United States             507,510              72,650,057
                                                                                                                    ----------------
                                                                                                                        128,331,996
                                                                                                                    ----------------
        FOOD & STAPLES RETAILING 2.3%
        Carrefour SA ..................................................       France              1,069,252              83,154,401
        CVS Caremark Corp. ............................................   United States           2,211,114              87,891,782
                                                                                                                    ----------------
                                                                                                                        171,046,183
                                                                                                                    ----------------
        FOOD PRODUCTS 3.7%
        Cadbury Schweppes PLC .........................................   United Kingdom          4,497,511              55,494,609
      g Farmer Brothers Co. ...........................................   United States           1,033,896              23,769,269
        Groupe Danone .................................................       France                852,980              76,430,494
      a Lighthouse Caledonia ASA ......................................       Norway                615,270                 584,193
    a,j Marine Harvest ................................................       Norway             72,384,735              46,484,999
        Nestle SA .....................................................    Switzerland              175,235              80,411,401
                                                                                                                    ----------------
                                                                                                                        283,174,965
                                                                                                                    ----------------
        HEALTH CARE EQUIPMENT & SUPPLIES 0.7%
        Hillenbrand Industries Inc. ...................................   United States             889,128              49,551,103
                                                                                                                    ----------------
        HEALTH CARE PROVIDERS & SERVICES 2.9%
      a Community Health Systems Inc. .................................   United States           1,692,360              62,380,390
a,d,e,f Kindred Healthcare Inc. .......................................   United States           1,639,289              38,901,967
a,d,e,f Kindred Healthcare Inc., stock grants:
        grant price $18.15, expiration date 7/17/11 ...................   United States               5,731                  31,985
        grant price $19.87, expiration date 1/01/12                       United States               1,720                   6,641
        grant price $6.94, expiration date 1/01/13 ....................   United States               1,710                  28,713
        grant price $19.87, expiration date 1/01/14 ...................   United States               1,276                   4,927
        grant price $21.33, expiration date 1/10/15 ...................   United States                 709                   1,702
        grant price $22.08, expiration date 1/10/16 ...................   United States                 354                     584
        Omnicare Inc. .................................................   United States             599,150              13,666,611
      a PharMerica Inc. ...............................................   United States             600,019               8,328,264
        Quest Diagnostics Inc. ........................................   United States             938,540              49,648,766
      a Tenet Healthcare Corp. ........................................   United States           9,752,777              49,544,107
                                                                                                                    ----------------
                                                                                                                        222,544,657
                                                                                                                    ----------------
        HOTELS, RESTAURANTS & LEISURE 0.1%
      a Trump Entertainment Resorts Inc. ..............................   United States             895,133               3,849,072
                                                                                                                    ----------------
        HOUSEHOLD DURABLES 0.2%
    a,j Hovnanian Enterprises Inc., A .................................   United States           2,255,390              16,171,146
                                                                                                                    ----------------
        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.3%
        Constellation Energy Group ....................................   United States             934,100              95,773,273
                                                                                                                    ----------------


24 | Annual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SHARES/WARRANTS/
                                                                              COUNTRY           CONTRACTS                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        INDUSTRIAL CONGLOMERATES 4.2%
      f Orkla ASA .....................................................       Norway              8,348,283         $   161,681,256
        Siemens AG ....................................................      Germany                738,980             116,923,427
        Tyco International Ltd. .......................................   United States             935,315              37,085,240
                                                                                                                    ----------------
                                                                                                                        315,689,923
                                                                                                                    ----------------
        INSURANCE 8.3%
      a Alleghany Corp. ...............................................   United States             169,611              68,183,622
        Allianz SE ....................................................      Germany                244,340              52,802,006
        American International Group Inc. .............................   United States             893,860              52,112,038
      a Berkshire Hathaway Inc., A ....................................   United States                 741             104,925,600
      a Berkshire Hathaway Inc., B ....................................   United States              10,755              50,935,680
        Old Republic International Corp. ..............................   United States           2,217,426              34,170,535
  a,d,e Olympus Re Holdings Ltd. ......................................   United States             106,700                 349,464
    d,e Symetra Financial .............................................   United States           4,450,920              71,303,738
        White Mountains Insurance Group Ltd. ..........................   United States             383,121             196,943,350
                                                                                                                    ----------------
                                                                                                                        631,726,033
                                                                                                                    ----------------
        IT SERVICES 0.5%
      a Alliance Data Systems Corp. ...................................   United States             529,140              39,680,209
                                                                                                                    ----------------
        LEISURE EQUIPMENT & PRODUCTS 1.0%
        Mattel Inc. ...................................................   United States           3,854,432              73,388,385
                                                                                                                    ----------------
        MACHINERY 0.0%
  a,d,e Motor Coach Industries International Inc., wts., 5/27/09 ......   United States                   6                      --
                                                                                                                    ----------------
        MARINE 0.6%
        A.P. Moller - Maersk AS .......................................      Denmark                  4,291              45,685,566
                                                                                                                    ----------------
        MEDIA 8.9%
      a Adelphia Recovery Trust .......................................   United States          48,268,724               3,378,811
    a,c Adelphia Recovery Trust Arohova Contingent Value Vehicle,
           Contingent Distribution ....................................   United States           6,161,087               3,172,960
    a,c Century Communications Corp., Contingent Distribution .........   United States          16,986,000                      --
      a Comcast Corp., A ..............................................   United States           8,218,025             148,910,613
      a Liberty Media Holding Corp.-Capital, A ........................   United States             347,868              40,523,143
        News Corp., A .................................................   United States           7,966,387             163,231,270
      a Sun-Times Media Group Inc., A .................................   United States             985,458               2,168,007
      a Time Warner Cable Inc., A .....................................   United States           1,830,948              50,534,165
        Time Warner Inc. ..............................................   United States           6,400,710             105,675,722
    a,e TVMAX Holdings Inc. ...........................................   United States             133,855                      --
      a Viacom Inc., B ................................................   United States           1,958,560              86,019,955
        Virgin Media Inc. .............................................   United Kingdom          3,991,350              68,411,739
                                                                                                                    ----------------
                                                                                                                        672,026,385
                                                                                                                    ----------------


                                                              Annual Report | 25

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                              COUNTRY            CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        METALS & MINING 1.3%
        Alcoa Inc. ....................................................   United States           1,083,040        $     39,585,112
a,d,e,g Esmark Inc. ...................................................   United States           3,954,729              50,292,289
a,d,e,g PMG LLC .......................................................   United States              29,737              11,723,831
                                                                                                                   -----------------
                                                                                                                        101,601,232
                                                                                                                   -----------------
        MULTI-UTILITIES 1.5%
        Energy East Corp. .............................................   United States           1,323,585              36,014,748
    a,c NorthWestern Corp., Contingent Distribution ...................   United States          11,863,900                 841,254
        RWE AG ........................................................      Germany                566,745              79,771,797
                                                                                                                   -----------------
                                                                                                                        116,627,799
                                                                                                                   -----------------
        OIL, GAS & CONSUMABLE FUELS 0.0% h
        Royal Dutch Shell PLC, A ......................................   United Kingdom              5,673                 238,018
                                                                                                                   -----------------
        PAPER & FOREST PRODUCTS 4.7%
      a Domtar Corp. ..................................................   United States           7,936,264              61,029,870
        International Paper Co. .......................................   United States           1,930,820              62,519,952
        MeadWestvaco Corp. ............................................   United States           1,560,233              48,835,293
        Weyerhaeuser Co. ..............................................   United States           2,468,965             182,061,479
                                                                                                                   -----------------
                                                                                                                        354,446,594
                                                                                                                   -----------------
        PHARMACEUTICALS 2.0%
        Novartis AG ...................................................    Switzerland            1,399,344              76,684,842
        Pfizer Inc. ...................................................   United States           3,317,670              75,410,639
                                                                                                                   -----------------
                                                                                                                        152,095,481
                                                                                                                   -----------------
        REAL ESTATE 2.4%
      a Alexander's Inc. ..............................................   United States              38,800              13,706,100
    a,e Canary Wharf Group PLC ........................................   United Kingdom         10,069,634             100,639,538
      a Forestar Real Estate Group ....................................   United States             719,589              16,975,103
      j The St. Joe Co. ...............................................   United States             695,598              24,700,685
        Ventas Inc. ...................................................   United States             608,900              27,552,725
                                                                                                                   -----------------
                                                                                                                        183,574,151
                                                                                                                   -----------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.7%
      a LSI Corp. .....................................................   United States          10,548,673              56,013,454
                                                                                                                   -----------------
        SOFTWARE 2.9%
      a BEA Systems Inc. ..............................................   United States           2,756,080              43,490,942
        Microsoft Corp. ...............................................   United States           4,637,880             165,108,528
      a NAVTEQ Corp. ..................................................   United States             167,800              12,685,680
                                                                                                                   -----------------
                                                                                                                        221,285,150
                                                                                                                   -----------------
        SPECIALTY RETAIL 0.8%
        The Home Depot Inc. ...........................................   United States           2,253,250              60,702,555
                                                                                                                   -----------------
        THRIFTS & MORTGAGE FINANCE 1.9%
        Hudson City Bancorp Inc. ......................................   United States           3,556,680              53,421,333
        People's United Financial Inc. ................................   United States           1,692,640              30,128,992
        Sovereign Bancorp Inc. ........................................   United States           3,288,580              37,489,812
        Washington Mutual Inc. ........................................   United States           1,747,880              23,788,647
                                                                                                                   -----------------
                                                                                                                        144,828,784
                                                                                                                   -----------------


26 | Annual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                              COUNTRY            CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        TOBACCO 11.0%
        Altadis SA ....................................................       Spain               1,469,777        $    106,623,924
        Altria Group Inc. .............................................   United States           2,138,378             161,618,609
        British American Tobacco PLC ..................................   United Kingdom          3,150,086             122,990,602
        Imperial Tobacco Group PLC ....................................   United Kingdom          2,532,443             136,463,444
        Japan Tobacco Inc. ............................................       Japan                  12,406              74,314,738
        KT&G Corp. ....................................................    South Korea            1,625,350             138,390,465
      k Reynolds American Inc. ........................................   United States           1,481,724              97,734,515
                                                                                                                   -----------------
                                                                                                                        838,136,297
                                                                                                                   -----------------
        TRANSPORTATION INFRASTRUCTURE 0.0% h
      a Groupe Eurotunnel SA, wts., 12/30/11 ..........................       France              1,570,655                 527,191
                                                                                                                   -----------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
           (COST $5,319,784,901) ......................................                                               6,774,331,696
                                                                                                                   -----------------
        PREFERRED STOCKS 0.2%
        AUTO COMPONENTS 0.1%
    d,e Dana Holding Corp., 4.00%, cvt., pfd., B ......................   United States              60,625               6,062,500
                                                                                                                   -----------------
        CONSUMER FINANCE 0.1%
      a SLM Corp., cvt., pfd., C ......................................   United States               4,700               4,887,765
                                                                                                                   -----------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% h
      d PTV Inc., 10.00%, pfd., A .....................................   United Kingdom            114,246                 137,095
                                                                                                                   -----------------
        TOTAL PREFERRED STOCKS (COST $11,105,238) .....................                                                  11,087,360
                                                                                                                   -----------------
        OPTIONS PURCHASED 1.4%
        CALL OPTIONS 0.0% h
    a,d Owens Corning Inc., exercise price $37.50, expiration date
           1/02/08, shares ............................................   United States             310,123                  15,506
                                                                                                                   -----------------
        PUT OPTIONS 1.4%
      a Dow Jones EUROSTOXX 50, exercise price $4,088.73,
           expiration date 6/20/08, contracts .........................   United States              40,595               5,395,575
      a Index basket consisting of 35% Dow Jones EUROSTOXX 50
           (exercise price $4,091.31), 65% S&P 500 Index (exercise
           price $1,396.49), expiration date 7/18/08, contracts .......   United States           4,000,000              13,714,172
      a S&P 500 Index, exercise price $1,250.00, expiration date
        6/21/08, contracts ............................................   United States               1,468               4,022,320
      a S&P 500 Index, exercise price $1,250.00, expiration date
        12/20/08, contracts ...........................................   United States               5,554              27,492,300
      a S&P 500 Index, exercise price $1,300.00, expiration date
        12/20/08, contracts ...........................................   United States               5,186              31,479,020
      a S&P 500 Index, exercise price $1,350.00, expiration date
        9/20/08, contracts ............................................   United States               3,137              19,637,620


                                                              Annual Report | 27

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                              COUNTRY            CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        PUT OPTIONS (CONTINUED)
      a S&P 500 Index, exercise price $1,375.00, expiration date
           6/21/08, contracts .........................................   United States                 456        $      2,416,800
                                                                                                                   -----------------
                                                                                                                        104,157,807
                                                                                                                   -----------------
        TOTAL OPTIONS PURCHASED (COST $112,015,457) ...................                                                 104,173,313
                                                                                                                   -----------------

                                                                                           ---------------------
                                                                                                 PRINCIPAL
                                                                                                  AMOUNT l
                                                                                           ---------------------
        CORPORATE BONDS & NOTES 3.3%
      b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ........       Canada              1,993,000 CAD           2,266,254
    d,e Cerberus CG Investor I LLC, 12.00%, 7/31/14 ...................   United States          18,089,600              15,231,019
    d,e Cerberus CG Investor II LLC, 12.00%, 7/31/14 ..................   United States          18,089,600              15,231,019
    d,e Cerberus CG Investor III LLC, 12.00%, 7/31/14 .................   United States           9,044,800               7,615,509
    d,e Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 .....   United States          17,106,799               9,178,326
    d,e Cerberus FIM Investors Commercial Finance LLC, 12.00%,
           11/22/13 ...................................................   United States           1,425,915                 765,048
    d,e Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
           11/22/13 ...................................................   United States           2,672,657               1,433,963
    d,e Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ........   United States          13,072,130               7,013,602
    d,e Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ...........   United States          24,337,605              13,057,877
  d,e,g DecisionOne Corp.,
           12.00%, 4/15/10 ............................................   United States           1,412,099               1,412,099
         m FRN, 9.50%, 5/12/09 ........................................   United States             263,440                 263,440
        Groupe Eurotunnel SA, cvt.,
           3.00%, 6/28/09 .............................................       France                 21,700 EUR              69,669
           3.00%, 6/28/09 .............................................       France                 24,211 GBP             105,833
           3.00%, 7/28/10 .............................................       France              5,574,500 EUR          16,066,914
           3.00%, 7/28/10 .............................................       France              5,182,586 GBP          20,337,642
           6.00%, 7/28/10 .............................................       France             11,654,700 EUR          22,876,145
           6.00%, 7/28/10 .............................................       France             14,069,455 GBP          37,599,887
           sub. bond, T1, 3.00%, 7/28/08 ..............................       France                 21,700 EUR              77,586
           sub. bond, T1, 3.00%, 7/28/08                                      France                 24,211 GBP             117,860
      b Indianapolis Downs LLC,
           senior secured note, 144A, 11.00%, 11/01/12 ................   United States           6,400,000               6,208,000
           senior secured sub. note, 144A, PIK, 15.50%, 11/01/13 ......   United States          21,600,000              22,248,000
  d,e,f International Automotive Components Group NA LLC, 9.00%,
           4/01/17 ....................................................   United States           1,947,800               1,947,800
  d,e,m Motor Coach Industries International Inc., FRN, 18.081%,
           12/01/08 ...................................................   United States          32,534,499              32,209,154
        Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..............   United States          17,380,260              13,317,624
      e TVMAX Holdings Inc., PIK,
           11.50%, 2/28/08 ............................................   United States             364,554                 255,188
           14.00%, 2/28/08 ............................................   United States             857,882                 600,517
                                                                                                                   -----------------
        TOTAL CORPORATE BONDS & NOTES (COST $282,452,181) .............                                                 247,505,975
                                                                                                                   -----------------


28 | Annual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
                                                                              COUNTRY              AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS & NOTES IN REORGANIZATION 0.2%
      b Calpine Corp., senior secured note, 144A,
           8.50%, 7/15/10 .............................................   United States           3,119,000        $      3,352,925
           9.875%, 12/01/11 ...........................................   United States           1,098,000               1,152,900
           8.75%, 7/15/13 .............................................   United States           1,652,000               1,784,160
      n Dana Corp.,
           6.50%, 3/01/09 .............................................   United States           2,594,000               1,958,470
           5.85%, 1/15/15 .............................................   United States          11,335,000               8,331,225
           7.00%, 3/01/29 .............................................   United States           2,425,000               1,830,875
           senior note, 7.00%, 3/15/28 ................................   United States             536,000                 393,960
    e,n Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .......   United States              50,000                     250
                                                                                                                   -----------------
        TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
           (COST $17,933,540) .........................................                                                  18,804,765
                                                                                                                   -----------------
        TOTAL LONG TERM INVESTMENTS (COST $5,743,291,317) .............                                               7,155,903,109
                                                                                                                   -----------------
        SHORT TERM INVESTMENTS 5.8%
        U.S. GOVERNMENT AND AGENCY SECURITIES 5.3%
    k,o FHLB, 1/02/08 - 12/04/08 ......................................   United States         341,920,000             338,669,802
      o U.S. Treasury Bills, 1/17/08 - 5/01/08 ........................   United States          61,000,000              60,767,270
                                                                                                                   -----------------
        TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
           (COST $399,017,374) ........................................                                                 399,437,072
                                                                                                                   -----------------
        TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
           (COST $6,142,308,691) ......................................                                               7,555,340,181
                                                                                                                   -----------------
      p INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
           SECURITIES 0.5%
        MONEY MARKET FUND (COST $38,019,919) 0.5%
      q Bank of New York Institutional Cash Reserve Fund, 5.06% .......   United States          38,019,919              38,019,919
                                                                                                                   -----------------
        TOTAL INVESTMENTS (COST $6,180,328,610) 100.2% ................                                               7,593,360,100
        OPTIONS WRITTEN (0.1)% ........................................                                                  (4,616,520)
        SECURITIES SOLD SHORT (0.5)% ..................................                                                 (35,184,780)
        NET UNREALIZED LOSS ON FORWARD EXCHANGE
           CONTRACTS (0.2)% ...........................................                                                 (12,601,713)
        OTHER ASSETS, LESS LIABILITIES 0.6% ...........................                                                  44,396,552
                                                                                                                   -----------------
        NET ASSETS 100.0% .............................................                                            $  7,585,353,639
                                                                                                                   =================


                                                              Annual Report | 29

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/
                                                                           COUNTRY               CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
      r OPTIONS WRITTEN 0.1%
        ENERGY EQUIPMENT & SERVICES 0.1%
      a Transocean Inc., Feb. 120.00 Calls, 2/16/08 ...................   United States               3,009        $      4,363,050
      a Transocean Inc., Feb. 130.00 Calls, 2/16/08 ...................   United States                 355                 253,470
                                                                                                                   -----------------
        TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $2,764,825) ..........                                                   4,616,520
                                                                                                                   -----------------
      s SECURITIES SOLD SHORT (PROCEEDS $36,746,298)
        COMMERCIAL BANKS 0.5%
        Toronto-Dominion Bank .........................................      Canada                 502,999        $     35,184,780
                                                                                                                   -----------------

CURRENCY ABBREVIATIONS

CAD  - Canadian Dollar
EUR  - Euro
GBP  - British Pound

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind

a Non-income producing for the twelve months ended December 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2007, the aggregate value of these securities was $38,339,033, representing 0.51% of net assets.

c Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

d See Note 9 regarding restricted securities.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2007, the aggregate value of these securities was $528,472,191, representing 6.97% of net assets.

f See Note 12 regarding other considerations.

g See Note 11 regarding holdings of 5% voting securities.

h Rounds to less than 0.1% of net assets.

i A portion or all of the security is held in connection with written option contracts open at year end.

j A portion or all of the security is on loan as of December 31, 2007. See Note 1(g).

k Security or a portion of the security has been segregated as collateral for securities sold short. At December 31, 2007, the value of securities and or cash pledged amounted to $36,411,260.

l The principal amount is stated in U.S. dollars unless otherwise indicated.

m The coupon rate shown represents the rate at period end.

n See Note 8 regarding defaulted securities.

o The security is traded on a discount basis with no stated coupon rate.

p See Note 1(g) regarding securities on loan.

q The rate shown is the annualized seven-day yield at period end.

r See Note 1(e) regarding written options.

s See Note 1(f) regarding securities sold short.


30 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Beacon Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................................................................   $   6,069,155,041
      Cost - Controlled affiliated issuers (Note 11) ..........................................................           2,081,593
      Cost - Non-controlled affiliated issuers (Note 11) ......................................................         109,091,976
                                                                                                                  ------------------
      Total cost of investments ...............................................................................   $   6,180,328,610
                                                                                                                  ------------------
      Value - Unaffiliated issuers (includes securities loaned in the amount of $37,544,521) ..................   $   7,480,175,713
      Value - Controlled affiliated issuers (Note 11) .........................................................          11,723,831
      Value - Non-controlled affiliated issuers (Note 11) .....................................................         101,460,556
                                                                                                                  ------------------
      Total value of investments ..............................................................................       7,593,360,100
   Cash on deposits with brokers for securities sold short ....................................................          36,765,512
   Foreign currency, at value (cost $5,045,994) ...............................................................           4,871,825
   Receivables:
      Investment securities sold ..............................................................................          50,256,511
      Capital shares sold .....................................................................................           9,434,526
      Dividends and interest ..................................................................................          19,962,672
   Unrealized gain on forward exchange contracts (Note 7) .....................................................          14,331,734
                                                                                                                  ------------------
         Total assets .........................................................................................       7,728,982,880
                                                                                                                  ------------------
Liabilities:
   Payables:
      Investment securities purchased .........................................................................           7,509,668
      Capital shares redeemed .................................................................................          21,952,397
      Affiliates ..............................................................................................           7,607,030
   Funds advanced by custodian ................................................................................             147,096
   Options written, at value (premiums received $2,764,825) ...................................................           4,616,520
   Securities sold short, at value (proceeds $36,746,298) .....................................................          35,184,780
   Payable upon return of securities loaned ...................................................................          38,019,919
   Unrealized loss on forward exchange contracts (Note 7) .....................................................          26,933,447
   Accrued expenses and other liabilities .....................................................................           1,658,384
                                                                                                                  ------------------
         Total liabilities ....................................................................................         143,629,241
                                                                                                                  ------------------
            Net assets, at value ..............................................................................   $   7,585,353,639
                                                                                                                  ==================
Net assets consist of:
   Paid-in capital ............................................................................................   $   6,015,164,418
   Undistributed net investment income ........................................................................           8,966,151
   Net unrealized appreciation (depreciation) .................................................................       1,400,037,760
   Accumulated net realized gain (loss) .......................................................................         161,185,310
                                                                                                                  ------------------
           Net assets, at value ...............................................................................   $   7,585,353,639
                                                                                                                  ==================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 31

Mutual Beacon Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2007

CLASS Z:
   Net assets, at value .......................................................................................   $   3,883,935,338
                                                                                                                  ------------------
   Shares outstanding .........................................................................................         246,983,110
                                                                                                                  ------------------
   Net asset value and maximum offering price per share a .....................................................   $           15.73
                                                                                                                  ------------------
CLASS A:
   Net assets, at value .......................................................................................   $   2,654,730,649
                                                                                                                  ------------------
   Shares outstanding .........................................................................................         169,933,439
                                                                                                                  ------------------
   Net asset value per share a ................................................................................   $           15.62
                                                                                                                  ------------------
   Maximum offering price per share (net asset value per share / 94.25%) ......................................   $           16.57
                                                                                                                  ------------------
CLASS B:
   Net assets, at value .......................................................................................   $     171,627,803
                                                                                                                  ------------------
   Shares outstanding .........................................................................................          11,297,423
                                                                                                                  ------------------
   Net asset value and maximum offering price per share a .....................................................   $           15.19
                                                                                                                  ------------------
CLASS C:
   Net assets, at value .......................................................................................   $     875,059,849
                                                                                                                  ------------------
   Shares outstanding .........................................................................................          56,566,897
                                                                                                                  ------------------
   Net asset value and maximum offering price per share a .....................................................   $           15.47
                                                                                                                  ==================

a Redemption price is equal to net asset value less contingent deferred sales, if applicable, and redemption fees retained by the Fund.


32 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Beacon Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2007

Investment income:
Dividends: (net of foreign taxes of $8,067,603)
   Unaffiliated issuers .......................................................................................   $     195,040,417
   Non-controlled affiliated issuers (Note 11) ................................................................          44,997,448
Interest: (net of foreign taxes of $1,960)
      Unaffiliated issuers ....................................................................................          47,970,900
      Non-controlled affiliated issuers (Note 11) .............................................................             177,520
Income from securities loaned .................................................................................           1,853,963
                                                                                                                  ------------------
            Total investment income ...........................................................................         290,040,248
                                                                                                                  ------------------
Expenses:
   Management fees (Note 3a) ..................................................................................          45,902,016
   Administrative fees (Note 3b) ..............................................................................           5,947,061
   Distribution fees: (Note 3c)
      Class A .................................................................................................           8,351,362
      Class B .................................................................................................           1,929,020
      Class C .................................................................................................           8,967,677
   Transfer agent fees (Note 3e) ..............................................................................           8,458,166
   Custodian fees (Note 4) ....................................................................................             830,957
   Reports to shareholders ....................................................................................             447,176
   Registration and filing fees ...............................................................................             244,110
   Professional fees ..........................................................................................             955,572
   Directors' fees and expenses ...............................................................................             112,296
   Dividends on securities sold short .........................................................................             633,546
   Other ......................................................................................................             250,842
                                                                                                                  ------------------
            Total expenses ....................................................................................          83,029,801
            Expenses reductions (Note 4) ......................................................................             (66,389)
                                                                                                                  ------------------
               Net expenses ...................................................................................          82,963,412
                                                                                                                  ------------------
                  Net investment income .......................................................................         207,076,836
                                                                                                                  ------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
         Unaffiliated issuers .................................................................................         632,018,814
         Controlled affiliated issuers (Note 11) ..............................................................           1,108,236
         Non-controlled affiliated issuers (Note 11) ..........................................................          76,860,627
      Written options .........................................................................................           1,454,524
      Foreign currency transactions ...........................................................................        (133,359,382)
      Securities sold short ...................................................................................         (18,877,587)
      Synthetic equity swaps ..................................................................................           3,231,971
                                                                                                                  ------------------
               Net realized gain (loss) .......................................................................         562,437,203
                                                                                                                  ------------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .............................................................................................        (589,986,350)
      Translation of assets and liabilities denominated in foreign currencies .................................           2,794,502
                                                                                                                  ------------------
               Net change in unrealized appreciation (depreciation) ...........................................        (587,191,848)
                                                                                                                  ------------------
Net realized and unrealized gain (loss) .......................................................................         (24,754,645)
                                                                                                                  ------------------
Net increase (decrease) in net assets resulting from operations ...............................................   $     182,322,191
                                                                                                                  ==================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 33

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               -------------------------------------
                                                                                                       YEAR ENDED DECEMBER 31,
                                                                                               -------------------------------------
                                                                                                      2007               2006
                                                                                               -------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................................  $    207,076,836   $      86,974,083
      Net realized gain (loss) from investments, written options, securities sold short,
         synthetic equity swaps, and foreign currency transactions ..........................       562,437,203         593,555,930
      Net unrealized appreciation (depreciation) on investments and translation of assets and
         liabilities denominated in foreign currencies ......................................      (587,191,848)        538,134,352
                                                                                               -------------------------------------
            Net increase (decrease) in net assets resulting from operations .................       182,322,191       1,218,664,365
                                                                                               =====================================
   Distributions to shareholders from:
      Net investment income:
         Class Z ............................................................................      (130,125,357)        (61,295,783)
         Class A ............................................................................       (80,817,727)        (28,014,668)
         Class B ............................................................................        (4,105,340)         (1,358,698)
         Class C ............................................................................       (20,964,655)         (5,635,292)
      Net realized gains:
         Class Z ............................................................................      (213,170,126)       (367,390,486)
         Class A ............................................................................      (145,346,463)       (199,838,408)
         Class B ............................................................................        (9,918,571)        (19,518,901)
         Class C ............................................................................       (48,866,936)        (78,148,401)
                                                                                               -------------------------------------
   Total distributions to shareholders ......................................................      (653,315,175)       (761,200,637)
                                                                                               -------------------------------------
   Capital share transactions: (Note 2)
         Class Z ............................................................................       183,737,378         223,773,762
         Class A ............................................................................       659,455,776         419,501,161
         Class B ............................................................................       (18,583,161)           (303,929)
         Class C ............................................................................       105,335,071          75,680,025
                                                                                               -------------------------------------
   Total capital share transactions .........................................................       929,945,064         718,651,019
                                                                                               -------------------------------------

   Redemption fees ..........................................................................            19,015              11,990
                                                                                               -------------------------------------
            Net increase (decrease) in net assets ...........................................       458,971,095       1,176,126,737
Net assets:
   Beginning of year ........................................................................     7,126,382,544       5,950,255,807
                                                                                               -------------------------------------
   End of year ..............................................................................  $  7,585,353,639   $   7,126,382,544
                                                                                               =====================================
Undistributed net investment income included in net assets:
   End of year ..............................................................................  $      8,966,151   $         955,331
                                                                                               =====================================


34 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund Inc. (Series Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Beacon Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                              Annual Report | 35

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


36 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                                                              Annual Report | 37

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


38 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                              Annual Report | 39

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Funds' organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2007, there were 1.55 billion shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                        --------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                     2007                            2006
                                        --------------------------------------------------------------
                                           SHARES          AMOUNT          SHARES          AMOUNT
                                        --------------------------------------------------------------
CLASS Z SHARES:
   Shares sold ......................     14,093,045   $  246,409,474      8,978,063   $  149,701,821
   Shares issued in reinvestment of
     distributions ..................     19,675,347      314,926,373     24,275,024      398,131,632
   Shares redeemed ..................    (21,723,780)    (377,598,469)   (19,597,258)    (324,059,691)
                                        --------------------------------------------------------------
   Net increase (decrease) ..........     12,044,612   $  183,737,378     13,655,829   $  223,773,762
                                        ==============================================================
CLASS A SHARES:
   Shares sold ......................     53,732,297   $  934,047,432     30,066,396   $  499,708,886
   Shares issued in reinvestment of
     distributions ..................     13,427,605      213,312,929     13,328,007      217,422,834
   Shares redeemed ..................    (28,289,809)    (487,904,585)   (18,083,631)    (297,630,559)
                                        --------------------------------------------------------------
   Net increase (decrease) ..........     38,870,093   $  659,455,776     25,310,772   $  419,501,161
                                        ==============================================================
CLASS B SHARES:
   Shares sold ......................        337,672   $    5,656,771        300,376   $    4,821,000
   Shares issued in reinvestment of
     distributions ..................        826,541       12,800,173      1,200,866       19,045,401
   Shares redeemed ..................     (2,198,565)     (37,040,105)    (1,510,592)     (24,170,330)
                                        --------------------------------------------------------------
   Net increase (decrease) ..........     (1,034,352)  $  (18,583,161)        (9,350)  $     (303,929)
                                        ==============================================================


40 | Annual Report

Mutual Beacon Fund

2. CAPITAL STOCK (CONTINUED)

                                        --------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                     2007                            2006
                                        --------------------------------------------------------------
                                           SHARES          AMOUNT            SHARES        AMOUNT
                                        --------------------------------------------------------------
CLASS C SHARES:
   Shares sold ......................      9,340,352   $  160,272,572      6,123,512   $  100,268,679
   Shares issued in reinvestment of
     distributions ..................      3,919,913       61,710,344      4,646,095       74,988,754
   Shares redeemed ..................     (6,837,573)    (116,647,845)    (6,132,053)     (99,577,408)
                                        --------------------------------------------------------------
   Net increase (decrease) ..........      6,422,692   $  105,335,071      4,637,554   $   75,680,025
                                        ==============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                    Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
-------------------------------------------------------------------------
       0.600%           Up to and including $5 billion
       0.570%           Over $5 billion, up to and including $7 billion
       0.550%           Over $7 billion, up to and including $10 billion
       0.540%           In excess of $10 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

----------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
----------------------------------------------------------------------------
       0.150%           Up to and including $200 million
       0.135%           Over $200 million, up to and including $700 million
       0.100%           Over $700 million, up to and including $1.2 billion
       0.075%           In excess of $1.2 billion


                                                              Annual Report | 41

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ............................................         0.35%
Class B ............................................         1.00%
Class C ............................................         1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................   $ 2,270,398
Contingent deferred sales charges retained .........   $   222,294

E. TRANSFER AGENT FEES

For the year ended December 31, 2007, the Fund paid transfer agent fees of $8,458,166, of which $3,945,435 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.


42 | Annual Report

Mutual Beacon Fund

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

                                                --------------------------------
                                                     2007              2006
                                                --------------------------------
Distributions paid from:
   Ordinary income ..........................   $  236,780,922   $  140,317,569
   Long term capital gain ...................      416,534,253      620,883,068
                                                --------------------------------
                                                $  653,315,175   $  761,200,637
                                                ================================

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..........................................   $6,221,989,022
                                                                 ===============
Unrealized appreciation ......................................   $1,916,699,324
Unrealized depreciation ......................................     (545,328,246)
                                                                 ---------------
Net unrealized appreciation (depreciation) ...................   $1,371,371,078
                                                                 ===============

Undistributed ordinary income ................................   $   36,066,490
Undistributed long term capital gains ........................      165,853,104
                                                                 ---------------
Distributable earnings .......................................   $  201,919,594
                                                                 ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums, synthetic equity swaps, pass-through entity income, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, synthetic equity swaps and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2007, aggregated $4,247,405,300 and $3,669,351,370, respectively.


                                                              Annual Report | 43

Mutual Beacon Fund

6. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the year ended December 31, 2007, were as follows:

                                                      --------------------------
                                                       NUMBER OF      PREMIUMS
                                                       CONTRACTS      RECEIVED
                                                      --------------------------
Options outstanding at December 31, 2006 ..........          626    $    70,335
Options written ...................................       46,835      4,663,969
Options expired ...................................       (5,126)      (627,741)
Options exercised .................................           --             --
Options closed ....................................      (38,971)    (1,341,738)
                                                      --------------------------
Options outstanding at December 31, 2007 ..........        3,364    $ 2,764,825
                                                      ==========================

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

                                                     -----------------------------------------------------------
                                                         CONTRACT     SETTLEMENT    UNREALIZED      UNREALIZED
                                                          AMOUNT         DATE          GAIN            LOSS
                                                     -----------------------------------------------------------
CONTRACTS TO BUY
      130,643,385   Swedish Krona ................    $  20,704,011     1/15/08    $         --   $    (495,045)
       54,824,880   Norwegian Krone ..............        9,900,000     2/19/08         174,560              --
CONTRACTS TO SELL
      612,500,000   Norwegian Krone ..............      112,494,094     1/09/08              --        (182,905)
       90,936,321   British Pound ................      183,685,064     1/10/08       3,051,732              --
       86,365,675   Euro .........................      119,577,271     1/14/08              --      (6,493,717)
      685,296,043   Swedish Krona ................      107,811,068     1/15/08       1,803,985              --
       45,035,593   Euro .........................       65,768,764     2/13/08           3,609              --
       75,736,488   Euro .........................      105,591,455     2/13/08              --      (5,005,998)
      323,200,000   Norwegian Krone ..............       59,651,076     2/19/08         260,200              --
      191,010,797   Norwegian Krone ..............       34,889,618     2/19/08              --        (210,316)
       24,500,000   Euro .........................       36,285,235     2/25/08         505,586              --
       99,299,261   Swiss Franc ..................       88,801,957     3/07/08         831,709              --
      114,644,017   British Pound ................      231,948,331     3/10/08       4,589,678              --
       25,632,407   Euro .........................       37,962,876     3/13/08         528,992              --
       71,061,344   Euro .........................       98,926,576     3/13/08              --      (4,852,290)
    7,016,930,000   Japanese Yen .................       62,516,938     3/19/08              --        (950,809)
       26,595,221   Canadian Dollar ..............       26,762,248     3/26/08              --         (23,019)
   54,568,426,950   Korean Won ...................       59,795,000     3/27/08       1,198,031              --
    2,807,250,000   Korean Won ...................        3,000,000     3/27/08              --         (14,497)
      747,283,632   Danish Krone .................      142,089,524     4/23/08              --      (4,241,160)
       99,440,800   Euro .........................      141,217,868     4/24/08              --      (3,985,732)
        3,800,000   Euro .........................        5,652,747     5/19/08         104,707              --
       22,468,517   Euro .........................       32,330,192     5/19/08              --        (474,077)
       89,676,993   Euro .........................      132,202,123     5/28/08       1,278,945              --
        1,590,000   Euro .........................        2,317,425     5/28/08              --          (3,882)
                                                                                   -----------------------------
UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS ...........................     14,331,734     (26,933,447)
                                                                                   -----------------------------
   NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS ...........................                  $ (12,601,713)
                                                                                                  ==============


44 | Annual Report

Mutual Beacon Fund

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2007, the aggregate value of these securities was $12,514,780, representing 0.16% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-----------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                             ACQUISITION
CONTRACTS      ISSUER                                           DATES              COST           VALUE
-----------------------------------------------------------------------------------------------------------
     466,432   AboveNet Inc. .........................   10/02/01 - 12/12/07   $ 23,428,396   $ 23,321,600
         613   AboveNet Inc., stock grants, grant
                 price $20.95, expiration date
                 9/09/13 .............................    4/17/06 - 9/08/06              --         25,409
      16,857   AboveNet Inc., wts., 9/08/08 ..........   10/02/01 - 9/07/07       1,927,924        795,650
      19,829   AboveNet Inc., wts., 9/08/10 ..........   10/02/01 - 9/07/07       2,071,196        866,131
  18,089,600   Cerberus CG Investor I LLC ............         7/26/07           18,089,600     15,231,019
  18,089,600   Cerberus CG Investor I LLC,
                 12.00%, 7/31/14 .....................         7/26/07           18,089,600     15,231,019
  18,089,600   Cerberus CG Investor II LLC ...........         7/26/07           18,089,600     15,231,019
  18,089,600   Cerberus CG Investor II LLC,
                 12.00%, 7/31/14 .....................         7/26/07           18,089,600     15,231,019
   9,044,800   Cerberus CG Investor III LLC ..........         7/26/07            9,044,800      7,615,509
   9,044,800   Cerberus CG Investor III LLC,
                 12.00%, 7/31/14 .....................         7/26/07            9,044,800      7,615,509
   5,706,149   Cerberus FIM Investors Auto
                 Finance LLC .........................        11/20/06            5,706,148      3,061,525


                                                              Annual Report | 45

Mutual Beacon Fund

9. RESTRICTED SECURITIES (CONTINUED)

-----------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                             ACQUISITION
CONTRACTS      ISSUER                                           DATES              COST           VALUE
-----------------------------------------------------------------------------------------------------------
  17,106,799   Cerberus FIM Investors Auto
                 Finance LLC, 12.00%,
                 11/22/13 ............................        11/21/06         $ 17,106,799   $  9,178,326
     475,305   Cerberus FIM Investors Commercial
                 Finance LLC .........................        11/20/06              475,305        255,016
   1,425,915   Cerberus FIM Investors Commercial
                 Finance LLC, 12.00%,
                 11/22/13 ............................        11/20/06            1,425,915        765,048
     890,886   Cerberus FIM Investors Commercial
                 Mortgage LLC ........................        11/20/06              890,886        477,988
   2,672,657   Cerberus FIM Investors Commercial
                 Mortgage LLC, 12.00%,
                 11/22/13 ............................        11/20/06            2,672,657      1,433,963
   4,357,377   Cerberus FIM Investors Insurance
                 LLC .................................        11/20/06            4,357,377      2,337,867
  13,072,130   Cerberus FIM Investors Insurance
                 LLC, 12.00%, 11/22/13 ...............        11/20/06           13,072,130      7,013,602
   8,112,533   Cerberus FIM Investors Rescap
                 LLC, ................................        11/20/06            8,112,535      4,352,625
  24,337,605   Cerberus FIM Investors Rescap
                 LLC, 12.00%, 11/22/13 ...............        11/20/06           24,337,604     13,057,877
      60,625   Dana Holding Corp., 4.00%,
                 cvt., pfd., B .......................        12/27/07            6,062,500      6,062,500
   1,142,353   DecisionOne Corp. .....................    3/12/99 - 7/18/00         793,798             --
   1,412,099   DecisionOne Corp., 12.00%,
                 4/15/10 .............................   3/12/99 - 10/17/07       2,638,280      1,412,099
     263,440   DecisionOne Corp., FRN, 9.50%,
                 5/12/09 .............................         7/09/07              263,440        263,440
     627,237   DecisionOne Corp., wts.,
                 6/08/17 .............................         7/07/07                   --             --
   3,954,729   Esmark Inc. ...........................   11/08/04 - 11/28/07     73,249,520     50,292,289
      14,498   FE Capital Holdings Ltd. ..............    8/29/03 - 3/22/07         516,568      9,523,457
   1,157,143   First Chicago Bancorp .................        11/16/06           16,200,002     16,200,002
   2,387,711   International Automotive
                 Components Group Brazil LLC .........    4/13/06 - 8/21/06       1,431,796     16,585,351
     378,194   International Automotive
                 Components Group Japan LLC ..........    9/26/06 - 3/27/07       3,286,434      3,391,418
  10,149,082   International Automotive
                 Components Group LLC ................   1/12/06 - 10/16/06      10,154,061     10,767,161
   6,469,826   International Automotive
                 Components Group NA LLC .............   3/30/07 - 10/10/07       6,458,850      8,896,011
   1,947,800   International Automotive
                 Components Group NA LLC,
                 9.00%, 4/01/17 ......................         3/30/07            1,977,017      1,947,800
   1,639,289   Kindred Healthcare Inc. ...............    4/28/99 - 3/29/06      15,010,878     38,901,967


46 | Annual Report

Mutual Beacon Fund

9. RESTRICTED SECURITIES (CONTINUED)

-----------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                             ACQUISITION
CONTRACTS      ISSUER                                           DATES              COST          VALUE
-----------------------------------------------------------------------------------------------------------
               Kindred Healthcare Inc., stock grants:
       5,731     grant price $18.15,
                  expiration date 7/17/11 ............    7/17/02 - 7/17/05    $         --   $     31,985
       1,720     grant price $19.87,
                  expiration date 1/01/12 ............    1/13/03 - 1/01/06              --          6,641
       1,710     grant price $6.94,
                  expiration date 1/01/13 ............    1/01/04 - 1/03/07              --         28,713
       1,276     grant price $19.87,
                  expiration date 1/01/14 ............    1/04/05 - 1/03/07              --          4,927
         709     grant price $21.33,
                  expiration date 1/10/15 ............    1/06/06 - 1/09/07              --          1,702
         354     grant price $22.08,
                  expiration date 1/10/16 ............         1/09/07                   --            584
  32,534,499   Motor Coach Industries
                 International Inc., FRN,
                 18.081%, 12/01/08 ...................   5/27/04 - 11/30/07      32,534,499     32,209,154
           6   Motor Coach Industries
                 International Inc., wts.,
                 5/27/09 .............................         3/30/07                   --             --
      67,420   NCB Warrant Holdings Ltd., A ..........        12/16/05                   --      4,000,152
     106,700   Olympus Re Holdings Ltd. ..............        12/19/01           10,670,000        349,464
     310,123   Owens Corning Inc., exercise price
                 $37.50, expiration date 1/02/08,
                 shares a ............................        12/20/06               32,455         15,506
      29,737   PMG LLC ...............................         3/22/04            2,081,593     11,723,831
     114,246   PTV Inc., 10.00%, pfd., A .............   12/07/01 - 3/06/02         342,738        137,095
   4,450,920   Symetra Financial .....................         7/27/04           51,160,000     71,303,738
                                                                                              -------------
               TOTAL RESTRICTED SECURITIES (5.63% of Net Assets) ..........................   $427,154,708
                                                                                              =============

a The Fund also invests in unrestricted securities of the issuer, valued at $22,051,993 as of December 31, 2007.

10. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2007, the Fund had aggregate unfunded capital commitments to investments of $63,734,438.


                                                              Annual Report | 47

Mutual Beacon Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2007, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                      NUMBER OF                                NUMBER OF
                                   SHARES/WARRANTS/                         SHARES/WARRANTS/
                                   PRINCIPAL AMOUNT                         PRINCIPAL AMOUNT    VALUE AT                  REALIZED
                                  HELD AT BEGINNING    GROSS       GROSS      HELD AT END        END OF      INVESTMENT    CAPITAL
NAME OF ISSUER                         OF YEAR       ADDITIONS  REDUCTIONS      OF YEAR           YEAR         INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES a
PMG, LLC .......................          31,748            --       2,011         29,737     $ 11,723,831  $        --  $ 1,108,236
NON-CONTROLLED AFFILIATES
Anchor Resources LLC ...........          69,184            --      69,184             --               --           --      256,739
DecisionOne Corp. ..............       1,142,353            --          --      1,142,353               --           --           --
DecisionOne Corp., 12.00%,
   4/15/10 .....................       1,329,650        82,449          --      1,412,099        1,412,099      164,044           --
DecisionOne Corp., FRN, 9.50%,
   5/12/09 .....................              --       263,440          --        263,440          263,440       13,476           --
DecisionOne Corp., wts.,
   6/08/17 .....................              --       627,237          --        627,237               --           --           --
Esmark Inc. ....................           7,869     3,946,860          --      3,954,729       50,292,289      188,856           --
Esmark Inc., 8.00%, cvt.,
   pfd., A .....................          28,644           626      29,270             --               --    1,768,865      362,594
Farmer Brothers Co. ............       1,033,896            --          --      1,033,896       23,769,269      460,084           --
FE Capital Holdings Ltd. .......          13,981           517          --         14,498        9,523,457           --           --
First Chicago Bancorp ..........       1,157,143            --          --      1,157,143       16,200,002           --           --
Florida East Coast Industries,
   Inc. ........................       1,967,636            --   1,967,636             --               --   42,579,643   76,241,294
                                                                                              --------------------------------------
TOTAL NON-CONTROLLED AFFILIATES ...........................................................   $101,460,556  $45,174,968  $76,860,627
                                                                                              --------------------------------------
TOTAL AFFILIATED SECURITIES (1.49% of Net Assets) .........................................   $113,184,387  $45,174,968  $77,968,863
                                                                                              ======================================

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


48 | Annual Report

Mutual Beacon Fund

13. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

14. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 49

Mutual Beacon Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL BEACON FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Beacon Fund (one of the Funds constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Beacon Fund of the Franklin Mutual Series Fund Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2008


50 | Annual Report

Mutual Beacon Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $523,360,348 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $29,858,442 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 65.04% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $208,416,025 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                                                              Annual Report | 51

Mutual Beacon Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)     Director        Since 1987       7                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of the Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Dalomon Center, Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)             Director        Since 1994       7                        SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                            Allied Capital Corporation (Financial
101 John F. Kennedy Parkway                                                                  Services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent Strategic and Financial Consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, Us Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)         Director        Since 2002       14                       Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC                                                            Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway                                                                  Fiduciary International Ireland
Short Hills, NJ 07078-2789                                                                   Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)         Director        Since 1974       7                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, Former Chairman, A.A. Macpherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------


52 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)           Director        Since 1998       14                       None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private Investor.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)              Director and    Director Since   34                       El Oro and Exploration Co., P.l.c.
c/o Franklin Mutual Advisers, LLC  Chairman        1991 and                                  (investments) and ARC Wireless
101 John F. Kennedy Parkway        of the Board    Chairman of the                           Solutions, Inc. (Wireless Components
Short Hills, NJ 07078-2789                         Board Since                               and network products).
                                                   2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)        Director        Since April      92                       None
One Franklin Parkway                               2007
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and Officer And/or Director or Trustee, as the Case May Be, of Some of the Other Subsidiaries of
Franklin Resources, Inc. and of 33 of the Investment Companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**PETER A. LANGERMAN (1955)        Director,       Director Since   7                        None
c/o Franklin Mutual Advisers, LLC  President       April 2007 and
101 John F. Kennedy Parkway        Andchief        President and
Short Hills, NJ 07078-2702         Executive       Chief Executive
                                   Officer -       Officer -
                                   Investment      Investment
                                   Management      Management
                                                   Since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; Officer And/or Director, as the Case
May Be, of Three of the Investment Companies in Franklin Templeton Investments; and Formerly, Director, New Jersey's Division of
Investment.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)     Vice President  Since 2005       Not Applicable           Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
Officer of Two of the Investment Companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 53

--------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED           BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)               Chief             Chief Compliance      Not Applicable             Not Applicable
One Franklin Parkway                Compliance        Officer Since 2004
San Mateo, Ca 94403-1906            Officer and       and Vice President
                                    Vice President    - Aml Compliance
                                    - Aml             Since 2006
                                    Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; Officer of Some of the Other Subsidiaries of Franklin Resources, Inc. and
of 46 of the Investment Companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
--------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)            Senior Vice       Since 2005            Not Applicable             Not Applicable
101 John F. Kennedy Parkway         President
Short Hills, Nj 07078-2789          and chief
                                    Investment
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLc; and Officer of Two of the Investment
Companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)             Senior Vice       Since 2002            Not Applicable             Not Applicable
500 East Broward Blvd.              President
Suite 2100                          and chief
Fort Lauderdale, Fl 33394-3091      Executive
                                    Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and Officer of Some of the Other
Subsidiaries of Franklin Resources, Inc. and of 46 of the Investment Companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)               Secretary         Since 2005            Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, Ca 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and Officer of 41 of the Investment Companies in Franklin Templeton
Investments.
--------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)            Treasurer         Since 2005            Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, Fl 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; Officer of 18 of the Investment Companies in Franklin Templeton Investments;
and FORMERLY, Vice President, Jpmorgan Chase (2000-2004) and American General Financial Group (1991-2000).
--------------------------------------------------------------------------------------------------------------------------------


54 | Annual Report

--------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                Vice President    Since 2005            Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, Ca 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; Officer of Some of the Other Subsidiaries of Franklin
Resources, Inc. and of 46 of the Investment Companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

--------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)              Chief Financial   Since 2004            Not Applicable            Not Applicable
500 East Broward Blvd.              Officer and
Suite 2100                          Chief
Fort Lauderdale, Fl 33394-3091      Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; Officer of Some of the Other Subsidiaries of Franklin Resources, Inc.
and of 46 of the Investment Companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
--------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 2: Prior to December 31, 2007, William J. Lippman, Leonard Rubin and Anne
M. Tatlock ceased to be directors of the Fund.

THE FUND'S BOARD HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 55

Mutual Beacon Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


56 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund 2
Franklin Small Cap Growth Fund II 3
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 5
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

3. The fund is closed to new investors. Existing shareholders can continue adding to their accounts

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


12/07                                              Not part of the annual report

[LOGO (R)]
FRANKLIN TEMPLETON
   INVESTMENT

One Franklin Parkway
San Mateo, CA 94403-1906

o   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
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ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL BEACON FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


476 A2007 02/08



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    DECEMBER 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER                    GLOBAL
--------------------------------------------------------------------------------
                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
            MUTUAL DISCOVERY FUND
                                                    Eligible shareholders can
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                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        Franklin o Templeton o MUTUAL SERIES

                                  Thank You For Your
                                  Continued Participation

                                  At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE             Mutual Series is part of Franklin Templeton
                                  Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S.
                                  equity investing. Templeton pioneered
                                  international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION              Because these management groups work
                                  independently and adhere to different
                                  investment approaches, Franklin, Templeton and
                                  Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST         Franklin Templeton Investments seeks to
                                  consistently provide investors with
                                  exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the annual report

Contents

SHAREHOLDER LETTER ..................................................          1

ANNUAL REPORT

Mutual Discovery Fund ...............................................          4

Performance Summary .................................................         11

Your Fund's Expenses ................................................         16

Financial Highlights and Statement of Investments ...................         18

Financial Statements ................................................         33

Notes to Financial Statements .......................................         37

Report of Independent Registered Public Accounting Firm .............         53

Tax Designation .....................................................         54

Board Members and Officers ..........................................         56

Shareholder Information .............................................         60

--------------------------------------------------------------------------------

Shareholder Letter

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS Z                            12/31/07
--------------------------------------------
1-Year                              +11.32%
--------------------------------------------
5-Year                              +20.08%
--------------------------------------------
10-Year                             +12.41%
--------------------------------------------

Dear Shareholder:

The past year was a turbulent time for equities both in the U.S. and in many international markets. Several developments contributed to this volatility, including (1) credit problems centered around subprime mortgage lending; (2) declining home values in the U.S.; (3) a nearly complete evaporation of the corporate leveraged lending that fueled the leveraged buyout boom of the past several years; (4) a sharp increase in oil, agricultural and certain mining commodity prices; and (5) a sharp decline in the value of the U.S. dollar relative to most other currencies. For the year ended December 31, 2007, the Standard & Poor's (S&P) 500 Index rose 5.49% while the Morgan Stanley Capital International (MSCI) World Index gained 9.57%. 1 However, indicative of the impact of the developments noted here, the S&P 500 Financials Index declined 18.63%, the S&P Homebuilders Select Industry Index declined 48.39% and the S&P GSSI Natural Resources Index appreciated 34.44% during the year. 2 By comparison, Mutual Discovery Fund-Class Z gained 11.32% over this period.

1. Source: Standard & Poor's Micropal. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

2. Source: Standard & Poor's Micropal. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The S&P Homebuilders Select Industry Index is an equal-weighted index that draws its constituents from the GICS (Global Industry Classification Standards) Homebuilding sub-industry. The S&P GSSI Natural Resources Index is a modified cap-weighted index designed to measure equity performance in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

--------------------------------------------------------------------------------

eDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                               Not part of the annual report | 1

Despite the challenges, a number of positive factors contributed to Fund performance this year. Many of our international holdings made strong gains, particularly among the tobacco, energy and industrial companies we owned. Fund shareholders also benefited from the fact that our international holdings were less than fully hedged back into U.S. dollars, reflecting our cautious view regarding the dollar. Investments in merger arbitrage situations were also generally profitable, particularly as we took advantage in late summer of concerns that deals would fall apart because of "buyer's remorse" or unavailability of financing.

In the U.S., our focus over the past several years on larger capitalization companies with strong balance sheets and leading industry positions benefited our shareholders. For example, investments in Microsoft and Altria, both part of the large-cap Dow Jones Industrial Average, generated solid returns in 2007. 3 As we have discussed in previous reports, the multi-year outperformance of small- and mid-capitalization stocks going into 2007 resulted in attractive valuations among their mega-cap counterparts. At period-end, we continued to see real value in a number of these companies.

A difficult area for us in the latter half of the year was what we would term "event-driven" stocks. These are investments we believe are attractively valued and where we see an identifiable catalyst to unlock the value. While each investment is different, a few issues dominated the second half of 2007. One key driver was the abrupt absence of private equity buyers for companies (or divisions of companies) that were potential sale targets. Virgin Media, the U.K. cable company, was one example. We believe many event-driven investments were held in common with some of the hedge funds that faced pressure to sell in the latter half of 2007. Again, while somewhat painful in the short term, "technical" pressures often give us a chance to take advantage of temporary market dislocations to increase ownership in attractively valued companies.

Value investors are always faced with the task of buying and owning companies when they are out of favor, whether for company-specific reasons or because of a perception of macroeconomic fundamentals. It is these very headwinds that can create opportunities to buy well-managed companies with strong industry positions at valuations that have the potential to reward investors over the long term. We believe the extended credit crisis has created a number of such opportunities. We have no crystal ball telling us precisely when the U.S. housing market will turn positive or where oil prices will be a year from now. However, we believe that if we stick to our discipline of buying good

3. Mutual Discovery Fund's holdings are based on total net assets as of 12/31/07: Microsoft Corp.: 0.9% and Altria Group Inc.: 0.5%.


2 | Not part of the annual report
businesses at cheap valuations, we should reach our goal of limiting our downside risk while generating consistent returns over the long term.

In the enclosed annual report for Mutual Discovery Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

As always, we thank you for your trust and support and extend our best wishes for a happy, healthy and prosperous 2008.

Sincerely,

/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

/s/ Michael J. Embler

Michael J. Embler
Senior Vice President and Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                               Not part of the annual report | 3

Annual Report

Mutual Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Discovery Fund seeks capital appreciation by investing primarily in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Discovery Fund's annual report for the fiscal year ended December 31, 2007.

PERFORMANCE OVERVIEW

Mutual Discovery Fund - Class Z posted a cumulative total return of +11.32% for the 12 months ended December 31, 2007. The Fund outperformed its benchmarks, the Standard & Poor's 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index, which returned +5.49% and +9.57% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


4 | Annual Report
mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%. 2

To alleviate the credit crunch and restore investor confidence, the world's major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always

2. Source: "For Deal Makers, Tale of Two Halves," THE WALL STREET JOURNAL,
1/2/08.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                                       17.2%
France                                                                     13.0%
U.K.                                                                        9.5%
Germany                                                                     8.3%
South Korea                                                                 4.9%
Norway                                                                      4.8%
Switzerland                                                                 4.1%
Hong Kong                                                                   3.9%
Japan                                                                       2.7%
Denmark                                                                     2.6%
Italy                                                                       2.4%
Spain                                                                       1.9%
Bermuda                                                                     1.6%
Netherlands                                                                 1.5%
Belguim                                                                     1.4%
Sweden                                                                      1.0%
Other                                                                       4.5%
Short-Term Investments & Other Net Assets                                  14.7%


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Tobacco                                                                    11.7%
--------------------------------------------------------------------------------
Commercial Banks                                                            7.7%
--------------------------------------------------------------------------------
Food Products                                                               6.1%
--------------------------------------------------------------------------------
Insurance                                                                   5.7%
--------------------------------------------------------------------------------
Media                                                                       5.7%
--------------------------------------------------------------------------------
Diversified Financial Services                                              5.0%
--------------------------------------------------------------------------------
Beverages                                                                   4.7%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    4.2%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 4.2%
--------------------------------------------------------------------------------
Real Estate                                                                 2.7%
--------------------------------------------------------------------------------

attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

Among the Fund's top contributors to performance in 2007 were KT&G, a South Korea-based cigarette manufacturer; Berkshire Hathaway, the well-known investment conglomerate; and German securities exchange platform provider Deutsche Boerse.


6 | Annual Report

Shares of KT&G appreciated 41% in local currency during 2007, due largely to the company's strong operating performance. Each division of KT&G reported positive news in 2007. The company's domestic tobacco sales and operating margins expanded due to increased average selling prices for a pack of cigarettes. Overseas sales and revenues registered high double-digit increases. KT&G owns a 100% stake in KGC, South Korea's leading red ginseng maker, which has a dominant position of more than 60% market share. Over the past five years, KGC's sales and earnings have grown at 20% and 27% compounded annual growth rates, respectively. We believe this trend could continue given the country's aging demographic, growing income levels, and KGC's aggressive distribution and production expansion plan. According to our analysis, not only is the outlook for earnings quite good but the company's ability to return cash to shareholders has been impressive as well. KT&G has announced that between 2006 and 2008 it will return 2.8 trillion won (the local currency, which equaled approximately $3.0 billion on December 31, 2007) to shareholders. After 2008, KT&G is expected to return an average 5% to 7% of market capitalization to shareholders annually through dividends and share buybacks.

Berkshire Hathaway stock appreciated 29% as the company benefited from a lack of catastrophe losses in 2007, resulting in large insurance company profits after higher-than-average losses in 2004 and 2005 resulted in a favorable pricing environment for U.S. property insurers. Within Berkshire's non-insurance operations, the company benefited from an improving contribution from its utility business, Mid-American Energy. Most significantly for its share price value, Berkshire's cash stockpile of almost $40 billion, along with CEO Warren Buffett's willingness to wait until a bargain emerged before deploying this capital, positioned the company as a safe haven for investors who perceived 2007's subprime mortgage crisis as an investment opportunity rather than a threat. By the end of 2007 Berkshire management had successfully kept its capital mostly in reserve, for use in executing timely future transactions when the investment climate is right.

The Fund's investment in Deutsche Boerse rose 97% in local currency as cash equity trading volumes surged 63%, the company resumed its buyback of shares, and investors appeared to recognize hidden potential embedded in the business. The exchange industry grew as such quasi-monopolies benefited from higher volumes in different product classes and generally beneficial pricing trends. Deutsche Boerse also tapped into the structural potential of its business by announcing future cost cutting of over 100 million euros per year to enhance profitability. We believed future exchange consolidation prospects placed the company in a good position for ongoing shareholder returns. Therefore, we increased our holdings in Deutsche Boerse throughout 2007 when we found the price attractive.

TOP 10 HOLDINGS
12/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
KT&G Corp.                                                                  2.4%
   TOBACCO, SOUTH KOREA
--------------------------------------------------------------------------------
Imperial Tobacco Group PLC                                                  2.3%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
British American Tobacco PLC                                                2.3%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
Orkla ASA                                                                   2.3%
   INDUSTRIAL CONGLOMERATES, NORWAY
--------------------------------------------------------------------------------
Carrefour SA                                                                1.9%
   FOOD & STAPLES RETAILING, FRANCE
--------------------------------------------------------------------------------
Pernod Ricard SA                                                            1.7%
   BEVERAGES, FRANCE
--------------------------------------------------------------------------------
Japan Tobacco Inc.                                                          1.7%
   TOBACCO, JAPAN
--------------------------------------------------------------------------------
Carlsberg AS, A & B                                                         1.7%
   BEVERAGES, DENMARK
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                              1.6%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Altadis SA                                                                  1.6%
   TOBACCO, SPAIN
--------------------------------------------------------------------------------


                                                               Annual Report | 7

Although the Fund performed well in 2007, some of our positions detracted from performance. Among them were Belgium-based Fortis, whose operations are focused in banking, insurance and investment management; Norway's Marine Harvest, one of the world's leading seafood companies; and Banca Popolare, an Italian financial services provider.

Fortis declined 30% in local currency as the company raised a significant amount of capital to fund its acquisition of ABN Amro's Dutch retail banking, asset management and private banking units. Fortis was part of a consortium with Royal Bank of Scotland and Banco Santander, which together acquired these businesses and by year-end had completed the largest bank acquisition in European history. Fortis' stock price also came under pressure after the company announced weak third quarter 2007 operating results for its banking and insurance businesses.

Marine Harvest, formerly known as Pan Fish, benefited from increased demand for salmon. But the company reported disappointing results in third quarter 2007 as it experienced difficult biological conditions due to a disease outbreak in its Chilean and Norwegian fisheries. Analysts responded by reducing the company's earnings estimate, and for 2007 Marine Harvest shares fell 38% in local currency.

The Fund's shares of Banca Popolare declined 34% in local currency during 2007. As global economic fears became more evident in the markets, Banca Popolare suffered as investors became hesitant about the bank's growth prospects for the next few years. Also, concerns developed over the potential integration of its $10 billion BPI (Banca Popolare Italiana) acquisition and lost revenue stemming from the company's Banca Italease subsidiary. At period-end, we believed Banca Popolare should be able to weather an economic downturn due to its regional focus and potential future earnings growth from merger integration.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2007, the Fund benefited to the extent it was not fully hedged.


8 | Annual Report

Thank you for your continued participation in Mutual Discovery Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Anne E. Gudefin

Anne E. Gudefin, CFA
Co-Portfolio Manager

[PHOTO OMITTED]

/s/ Charles M. Lahr

Charles M. Lahr, CFA
Co-Portfolio Manager

[PHOTO OMITTED]

/s/ Mandana Hormozi

Mandana Hormozi
Assistant Portfolio Manager

Mutual Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

--------------------------------------------------------------------------------

ANNE GUDEFIN has been portfolio manager for Mutual Discovery Fund since 2005. She is also portfolio manager for Mutual Qualified Fund, and has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

CHARLES LAHR has been portfolio manager for Mutual Discovery Fund since 2007. He has also been portfolio manager for Mutual Financial Services Fund since 2004. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and Principal Financial Group.

MANDANA HORMOZI has been assistant portfolio manager for Mutual Discovery Fund since 2007. She joined Franklin Templeton Investments in 2003. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

--------------------------------------------------------------------------------


10 | Annual Report

Performance Summary as of 12/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------
CLASS Z (SYMBOL: MDISX)                                    CHANGE    12/31/07    12/31/06
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$2.00    $  32.45    $  30.45
------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
------------------------------------------------------------------------------------------
Dividend Income                                 $0.7406
------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.7061
------------------------------------------------------------------------------------------
   TOTAL                                        $1.4467
------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEDIX)                                    CHANGE    12/31/07    12/31/06
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.95    $  32.09    $  30.14
------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
------------------------------------------------------------------------------------------
Dividend Income                                 $0.6474
------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.7061
------------------------------------------------------------------------------------------
   TOTAL                                        $1.3535
------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TEDBX)                                    CHANGE    12/31/07    12/31/06
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.91    $  31.46    $  29.55
------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
------------------------------------------------------------------------------------------
Dividend Income                                 $0.4066
------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.7061
------------------------------------------------------------------------------------------
   TOTAL                                        $1.1127
------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEDSX)                                    CHANGE    12/31/07    12/31/06
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.91    $  31.84    $  29.93
------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
------------------------------------------------------------------------------------------
Dividend Income                                 $0.4394
------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.7061
------------------------------------------------------------------------------------------
   TOTAL                                        $1.1455
------------------------------------------------------------------------------------------
CLASS R (SYMBOL: TEDRX)                                    CHANGE    12/31/07    12/31/06
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$1.92    $  31.85    $  29.93
------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
------------------------------------------------------------------------------------------
Dividend Income                                 $0.5955
------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.7061
------------------------------------------------------------------------------------------
   TOTAL                                        $1.3016
------------------------------------------------------------------------------------------


                                                              Annual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------
CLASS Z 1                                                  1-YEAR      5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +11.32%    +149.67%        +222.02%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +11.32%     +20.08%         +12.41%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                             $11,132     $24,967         $32,202
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5               1.05%
---------------------------------------------------------------------------------------------------
CLASS A 1                                                  1-YEAR      5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +10.96%    +145.53%        +210.86%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3                               +4.58%     +18.27%         +11.35%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                             $10,458     $23,141         $29,297
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5               1.36%
---------------------------------------------------------------------------------------------------
CLASS B 1                                                  1-YEAR      5-YEAR    INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +10.22%    +137.52%        +202.08%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3                               +6.22%     +18.69%         +13.07%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                             $10,622     $23,552         $30,208
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5               2.05%
---------------------------------------------------------------------------------------------------
CLASS C 1                                                  1-YEAR      5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +10.24%    +137.55%        +191.31%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3                               +9.24%     +18.89%         +11.28%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                             $10,924     $23,755         $29,131
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5               2.05%
---------------------------------------------------------------------------------------------------
CLASS R                                                    1-YEAR      5-YEAR    INCEPTION (1/2/02)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +10.76%    +143.50%        +120.40%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +10.76%     +19.48%         +14.09%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                             $11,076     $24,350         $22,040
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5               1.55%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/98-12/31/07) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

    Date      Mutual Discovery Fund   S&P 500 6   MSCI World Index 6
   1/1/1998          $10,000           $10,000          $10,000
  1/31/1998          $10,005           $10,111          $10,280
  2/28/1998          $10,519           $10,840          $10,977
  3/31/1998          $11,122           $11,395          $11,443
  4/30/1998          $11,329           $11,510          $11,556
  5/31/1998          $11,482           $11,312          $11,413
  6/30/1998          $11,196           $11,771          $11,685
  7/31/1998          $10,933           $11,646          $11,668
  8/31/1998          $ 9,442           $ 9,962          $10,114
  9/30/1998          $ 9,020           $10,600          $10,295
 10/31/1998          $ 9,269           $11,463          $11,227
 11/30/1998          $ 9,735           $12,157          $11,897
 12/31/1998          $ 9,810           $12,858          $12,480
  1/31/1999          $ 9,878           $13,396          $12,755
  2/28/1999          $ 9,765           $12,979          $12,417
  3/31/1999          $10,213           $13,498          $12,936
  4/30/1999          $10,901           $14,021          $13,448
  5/31/1999          $10,906           $13,690          $12,958
  6/30/1999          $11,294           $14,450          $13,564
  7/31/1999          $11,167           $13,999          $13,525
  8/31/1999          $11,034           $13,929          $13,503
  9/30/1999          $10,890           $13,548          $13,374
 10/31/1999          $11,115           $14,405          $14,071
 11/30/1999          $11,699           $14,698          $14,469
 12/31/1999          $12,439           $15,563          $15,642
  1/31/2000          $12,392           $14,781          $14,748
  2/29/2000          $12,787           $14,502          $14,789
  3/31/2000          $13,335           $15,920          $15,814
  4/30/2000          $13,188           $15,441          $15,147
  5/31/2000          $13,265           $15,124          $14,765
  6/30/2000          $13,302           $15,497          $15,264
  7/31/2000          $13,473           $15,255          $14,836
  8/31/2000          $13,871           $16,203          $15,321
  9/30/2000          $13,732           $15,347          $14,508
 10/31/2000          $13,839           $15,282          $14,267
 11/30/2000          $13,606           $14,078          $13,402
 12/31/2000          $14,006           $14,146          $13,621
  1/31/2001          $14,435           $14,648          $13,886
  2/28/2001          $14,435           $13,313          $12,714
  3/31/2001          $14,006           $12,469          $11,881
  4/30/2001          $14,413           $13,438          $12,762
  5/31/2001          $14,849           $13,528          $12,604
  6/30/2001          $14,918           $13,199          $12,211
  7/31/2001          $14,888           $13,069          $12,050
  8/31/2001          $14,738           $12,251          $11,474
  9/30/2001          $13,485           $11,262          $10,464
 10/31/2001          $13,523           $11,476          $10,666
 11/30/2001          $13,868           $12,357          $11,298
 12/31/2001          $14,183           $12,465          $11,371
  1/31/2002          $14,230           $12,283          $11,028
  2/28/2002          $14,370           $12,046          $10,934
  3/31/2002          $14,846           $12,499          $11,419
  4/30/2002          $15,103           $11,741          $11,036
  5/31/2002          $15,220           $11,655          $11,061
  6/30/2002          $14,286           $10,825          $10,393
  7/31/2002          $13,344           $ 9,981          $ 9,518
  8/31/2002          $13,477           $10,046          $ 9,538
  9/30/2002          $12,771           $ 8,955          $ 8,491
 10/31/2002          $12,818           $ 9,743          $ 9,119
 11/30/2002          $13,006           $10,316          $ 9,613
 12/31/2002          $12,898           $ 9,710          $ 9,149
  1/31/2003          $12,683           $ 9,456          $ 8,872
  2/28/2003          $12,340           $ 9,314          $ 8,720
  3/31/2003          $12,396           $ 9,404          $ 8,697
  4/30/2003          $13,345           $10,179          $ 9,473
  5/31/2003          $14,096           $10,715          $10,019
  6/30/2003          $14,336           $10,852          $10,196
  7/31/2003          $14,512           $11,043          $10,405
  8/31/2003          $14,946           $11,259          $10,633
  9/30/2003          $15,026           $11,139          $10,700
 10/31/2003          $15,669           $11,769          $11,337
 11/30/2003          $16,215           $11,873          $11,513
 12/31/2003          $16,967           $12,495          $12,238
  1/31/2004          $17,179           $12,725          $12,437
  2/29/2004          $17,726           $12,902          $12,649
  3/31/2004          $17,661           $12,707          $12,570
  4/30/2004          $17,359           $12,508          $12,320
  5/31/2004          $17,351           $12,679          $12,441
  6/30/2004          $17,681           $12,926          $12,701
  7/31/2004          $17,501           $12,498          $12,290
  8/31/2004          $17,616           $12,549          $12,349
  9/30/2004          $18,091           $12,684          $12,587
 10/31/2004          $18,461           $12,878          $12,898
 11/30/2004          $19,519           $13,399          $13,581
 12/31/2004          $20,258           $13,855          $14,103
  1/31/2005          $19,807           $13,518          $13,789
  2/28/2005          $20,658           $13,802          $14,232
  3/31/2005          $20,483           $13,558          $13,962
  4/30/2005          $20,324           $13,300          $13,667
  5/31/2005          $20,759           $13,724          $13,920
  6/30/2005          $21,207           $13,743          $14,047
  7/31/2005          $21,930           $14,254          $14,540
  8/31/2005          $22,014           $14,124          $14,657
  9/30/2005          $22,636           $14,239          $15,042
 10/31/2005          $21,930           $14,001          $14,680
 11/30/2005          $22,620           $14,531          $15,177
 12/31/2005          $23,437           $14,536          $15,517
  1/31/2006          $24,240           $14,921          $16,213
  2/28/2006          $24,829           $14,961          $16,196
  3/31/2006          $25,766           $15,147          $16,559
  4/30/2006          $25,989           $15,351          $17,071
  5/31/2006          $25,329           $14,909          $16,503
  6/30/2006          $25,384           $14,929          $16,505
  7/31/2006          $25,620           $15,021          $16,611
  8/31/2006          $26,302           $15,379          $17,051
  9/30/2006          $26,557           $15,775          $17,259
 10/31/2006          $27,402           $16,289          $17,896
 11/30/2006          $28,030           $16,599          $18,344
 12/31/2006          $28,928           $16,832          $18,722
  1/31/2007          $29,745           $17,086          $18,946
  2/28/2007          $29,526           $16,752          $18,856
  3/31/2007          $30,390           $16,939          $19,209
  4/30/2007          $31,635           $17,690          $20,067
  5/31/2007          $32,736           $18,307          $20,649
  6/30/2007          $32,657           $18,003          $20,497
  7/31/2007          $31,992           $17,445          $20,048
  8/31/2007          $31,583           $17,706          $20,041
  9/30/2007          $32,410           $18,368          $21,001
 10/31/2007          $33,085           $18,661          $21,650
 11/30/2007          $32,191           $17,880          $20,775
 12/31/2007          $32,202           $17,756          $20,513

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS Z 1                            12/31/07
----------------------------------------------
1-Year                                +11.32%
----------------------------------------------
5-Year                                +20.08%
----------------------------------------------
10-Year                               +12.41%
----------------------------------------------

CLASS A (1/1/98-12/31/07) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

    Date      Mutual Discovery Fund   S&P 500 6   MSCI World Index 6
   1/1/1998          $ 9,424           $10,000          $10,000
  1/31/1998          $ 9,424           $10,111          $10,280
  2/28/1998          $ 9,905           $10,840          $10,977
  3/31/1998          $10,470           $11,395          $11,443
  4/30/1998          $10,661           $11,510          $11,556
  5/31/1998          $10,801           $11,312          $11,413
  6/30/1998          $10,531           $11,771          $11,685
  7/31/1998          $10,280           $11,646          $11,668
  8/31/1998          $ 8,872           $ 9,962          $10,114
  9/30/1998          $ 8,472           $10,600          $10,295
 10/31/1998          $ 8,703           $11,463          $11,227
 11/30/1998          $ 9,138           $12,157          $11,897
 12/31/1998          $ 9,201           $12,858          $12,480
  1/31/1999          $ 9,266           $13,396          $12,755
  2/28/1999          $ 9,153           $12,979          $12,417
  3/31/1999          $ 9,576           $13,498          $12,936
  4/30/1999          $10,213           $14,021          $13,448
  5/31/1999          $10,218           $13,690          $12,958
  6/30/1999          $10,581           $14,450          $13,564
  7/31/1999          $10,461           $13,999          $13,525
  8/31/1999          $10,325           $13,929          $13,503
  9/30/1999          $10,189           $13,548          $13,374
 10/31/1999          $10,396           $14,405          $14,071
 11/30/1999          $10,940           $14,698          $14,469
 12/31/1999          $11,629           $15,563          $15,642
  1/31/2000          $11,579           $14,781          $14,748
  2/29/2000          $11,950           $14,502          $14,789
  3/31/2000          $12,459           $15,920          $15,814
  4/30/2000          $12,315           $15,441          $15,147
  5/31/2000          $12,387           $15,124          $14,765
  6/30/2000          $12,417           $15,497          $15,264
  7/31/2000          $12,571           $15,255          $14,836
  8/31/2000          $12,939           $16,203          $15,321
  9/30/2000          $12,803           $15,347          $14,508
 10/31/2000          $12,903           $15,282          $14,267
 11/30/2000          $12,678           $14,078          $13,402
 12/31/2000          $13,055           $14,146          $13,621
  1/31/2001          $13,450           $14,648          $13,886
  2/28/2001          $13,443           $13,313          $12,714
  3/31/2001          $13,034           $12,469          $11,881
  4/30/2001          $13,408           $13,438          $12,762
  5/31/2001          $13,811           $13,528          $12,604
  6/30/2001          $13,871           $13,199          $12,211
  7/31/2001          $13,843           $13,069          $12,050
  8/31/2001          $13,703           $12,251          $11,474
  9/30/2001          $12,529           $11,262          $10,464
 10/31/2001          $12,564           $11,476          $10,666
 11/30/2001          $12,880           $12,357          $11,298
 12/31/2001          $13,168           $12,465          $11,371
  1/31/2002          $13,212           $12,283          $11,028
  2/28/2002          $13,335           $12,046          $10,934
  3/31/2002          $13,772           $12,499          $11,419
  4/30/2002          $14,005           $11,741          $11,036
  5/31/2002          $14,107           $11,655          $11,061
  6/30/2002          $13,238           $10,825          $10,393
  7/31/2002          $12,366           $ 9,981          $ 9,518
  8/31/2002          $12,483           $10,046          $ 9,538
  9/30/2002          $11,824           $ 8,955          $ 8,491
 10/31/2002          $11,868           $ 9,743          $ 9,119
 11/30/2002          $12,036           $10,316          $ 9,613
 12/31/2002          $11,932           $ 9,710          $ 9,149
  1/31/2003          $11,731           $ 9,456          $ 8,872
  2/28/2003          $11,412           $ 9,314          $ 8,720
  3/31/2003          $11,464           $ 9,404          $ 8,697
  4/30/2003          $12,333           $10,179          $ 9,473
  5/31/2003          $13,024           $10,715          $10,019
  6/30/2003          $13,236           $10,852          $10,196
  7/31/2003          $13,401           $11,043          $10,405
  8/31/2003          $13,797           $11,259          $10,633
  9/30/2003          $13,872           $11,139          $10,700
 10/31/2003          $14,455           $11,769          $11,337
 11/30/2003          $14,955           $11,873          $11,513
 12/31/2003          $15,646           $12,495          $12,238
  1/31/2004          $15,836           $12,725          $12,437
  2/29/2004          $16,328           $12,902          $12,649
  3/31/2004          $16,267           $12,707          $12,570
  4/30/2004          $15,987           $12,508          $12,320
  5/31/2004          $15,980           $12,679          $12,441
  6/30/2004          $16,275           $12,926          $12,701
  7/31/2004          $16,107           $12,498          $12,290
  8/31/2004          $16,206           $12,549          $12,349
  9/30/2004          $16,640           $12,684          $12,587
 10/31/2004          $16,968           $12,878          $12,898
 11/30/2004          $17,935           $13,399          $13,581
 12/31/2004          $18,616           $13,855          $14,103
  1/31/2005          $18,191           $13,518          $13,789
  2/28/2005          $18,972           $13,802          $14,232
  3/31/2005          $18,802           $13,558          $13,962
  4/30/2005          $18,655           $13,300          $13,667
  5/31/2005          $19,041           $13,724          $13,920
  6/30/2005          $19,451           $13,743          $14,047
  7/31/2005          $20,105           $14,254          $14,540
  8/31/2005          $20,175           $14,124          $14,657
  9/30/2005          $20,744           $14,239          $15,042
 10/31/2005          $20,090           $14,001          $14,680
 11/30/2005          $20,712           $14,531          $15,177
 12/31/2005          $21,463           $14,536          $15,517
  1/31/2006          $22,188           $14,921          $16,213
  2/28/2006          $22,716           $14,961          $16,196
  3/31/2006          $23,573           $15,147          $16,559
  4/30/2006          $23,763           $15,351          $17,071
  5/31/2006          $23,161           $14,909          $16,503
  6/30/2006          $23,206           $14,929          $16,505
  7/31/2006          $23,416           $15,021          $16,611
  8/31/2006          $24,029           $15,379          $17,051
  9/30/2006          $24,256           $15,775          $17,259
 10/31/2006          $25,020           $16,289          $17,896
 11/30/2006          $25,592           $16,599          $18,344
 12/31/2006          $26,403           $16,832          $18,722
  1/31/2007          $27,139           $17,086          $18,946
  2/28/2007          $26,937           $16,752          $18,856
  3/31/2007          $27,717           $16,939          $19,209
  4/30/2007          $28,846           $17,690          $20,067
  5/31/2007          $29,836           $18,307          $20,649
  6/30/2007          $29,766           $18,003          $20,497
  7/31/2007          $29,152           $17,445          $20,048
  8/31/2007          $28,766           $17,706          $20,041
  9/30/2007          $29,511           $18,368          $21,001
 10/31/2007          $30,116           $18,661          $21,650
 11/30/2007          $29,292           $17,880          $20,775
 12/31/2007          $29,297           $17,756          $20,513

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A 1                            12/31/07
----------------------------------------------
1-Year                                 +4.58%
----------------------------------------------
5-Year                                +18.27%
----------------------------------------------
10-Year                               +11.35%
----------------------------------------------


                                                              Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS B 1                            12/31/07
----------------------------------------------
1-Year                                 +6.22%
----------------------------------------------
5-Year                                +18.69%
----------------------------------------------
Since Inception (1/1/99)              +13.07%
----------------------------------------------

CLASS B (1/1/99-12/31/07) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

    Date      Mutual Discovery Fund   S&P 500 6   MSCI World Index 6
   1/1/1999          $10,000           $10,000          $10,000
  1/31/1999          $10,070           $10,418          $10,220
  2/28/1999          $ 9,942           $10,094          $ 9,950
  3/31/1999          $10,396           $10,498          $10,366
  4/30/1999          $11,076           $10,905          $10,776
  5/31/1999          $11,076           $10,647          $10,383
  6/30/1999          $11,462           $11,238          $10,869
  7/31/1999          $11,320           $10,887          $10,838
  8/31/1999          $11,172           $10,833          $10,820
  9/30/1999          $11,018           $10,536          $10,717
 10/31/1999          $11,231           $11,203          $11,275
 11/30/1999          $11,816           $11,431          $11,594
 12/31/1999          $12,555           $12,104          $12,534
  1/31/2000          $12,495           $11,496          $11,818
  2/29/2000          $12,885           $11,278          $11,851
  3/31/2000          $13,420           $12,382          $12,672
  4/30/2000          $13,264           $12,009          $12,137
  5/31/2000          $13,330           $11,763          $11,831
  6/30/2000          $13,356           $12,053          $12,231
  7/31/2000          $13,517           $11,864          $11,889
  8/31/2000          $13,903           $12,601          $12,277
  9/30/2000          $13,755           $11,936          $11,626
 10/31/2000          $13,851           $11,886          $11,432
 11/30/2000          $13,607           $10,949          $10,740
 12/31/2000          $13,998           $11,002          $10,915
  1/31/2001          $14,411           $11,392          $11,127
  2/28/2001          $14,396           $10,354          $10,188
  3/31/2001          $13,961           $ 9,698          $ 9,520
  4/30/2001          $14,351           $10,451          $10,227
  5/31/2001          $14,771           $10,521          $10,100
  6/30/2001          $14,832           $10,265          $ 9,785
  7/31/2001          $14,787           $10,164          $ 9,656
  8/31/2001          $14,627           $ 9,528          $ 9,194
  9/30/2001          $13,373           $ 8,759          $ 8,385
 10/31/2001          $13,403           $ 8,926          $ 8,547
 11/30/2001          $13,730           $ 9,610          $ 9,054
 12/31/2001          $14,028           $ 9,694          $ 9,112
  1/31/2002          $14,068           $ 9,553          $ 8,837
  2/28/2002          $14,193           $ 9,369          $ 8,761
  3/31/2002          $14,656           $ 9,721          $ 9,151
  4/30/2002          $14,892           $ 9,132          $ 8,843
  5/31/2002          $14,994           $ 9,064          $ 8,864
  6/30/2002          $14,061           $ 8,419          $ 8,328
  7/31/2002          $13,121           $ 7,763          $ 7,627
  8/31/2002          $13,247           $ 7,813          $ 7,643
  9/30/2002          $12,536           $ 6,964          $ 6,804
 10/31/2002          $12,576           $ 7,577          $ 7,307
 11/30/2002          $12,749           $ 8,023          $ 7,703
 12/31/2002          $12,633           $ 7,552          $ 7,331
  1/31/2003          $12,410           $ 7,354          $ 7,110
  2/28/2003          $12,068           $ 7,244          $ 6,988
  3/31/2003          $12,115           $ 7,314          $ 6,969
  4/30/2003          $13,032           $ 7,917          $ 7,591
  5/31/2003          $13,749           $ 8,334          $ 8,029
  6/30/2003          $13,971           $ 8,440          $ 8,170
  7/31/2003          $14,131           $ 8,589          $ 8,338
  8/31/2003          $14,540           $ 8,756          $ 8,520
  9/30/2003          $14,612           $ 8,663          $ 8,574
 10/31/2003          $15,221           $ 9,153          $ 9,085
 11/30/2003          $15,742           $ 9,234          $ 9,225
 12/31/2003          $16,452           $ 9,718          $ 9,806
  1/31/2004          $16,646           $ 9,897          $ 9,966
  2/29/2004          $17,155           $10,034          $10,136
  3/31/2004          $17,082           $ 9,883          $10,073
  4/30/2004          $16,775           $ 9,728          $ 9,872
  5/31/2004          $16,759           $ 9,861          $ 9,969
  6/30/2004          $17,058           $10,053          $10,178
  7/31/2004          $16,871           $ 9,720          $ 9,848
  8/31/2004          $16,969           $ 9,759          $ 9,895
  9/30/2004          $17,416           $ 9,865          $10,086
 10/31/2004          $17,749           $10,016          $10,335
 11/30/2004          $18,757           $10,421          $10,883
 12/31/2004          $19,450           $10,776          $11,301
  1/31/2005          $18,998           $10,513          $11,049
  2/28/2005          $19,803           $10,734          $11,404
  3/31/2005          $19,614           $10,544          $11,188
  4/30/2005          $19,450           $10,344          $10,951
  5/31/2005          $19,844           $10,673          $11,154
  6/30/2005          $20,261           $10,689          $11,256
  7/31/2005          $20,931           $11,086          $11,651
  8/31/2005          $20,997           $10,985          $11,745
  9/30/2005          $21,576           $11,074          $12,053
 10/31/2005          $20,881           $10,889          $11,763
 11/30/2005          $21,518           $11,301          $12,161
 12/31/2005          $22,286           $11,305          $12,434
  1/31/2006          $23,027           $11,604          $12,992
  2/28/2006          $23,559           $11,636          $12,978
  3/31/2006          $24,439           $11,781          $13,269
  4/30/2006          $24,622           $11,939          $13,679
  5/31/2006          $23,977           $11,595          $13,224
  6/30/2006          $24,011           $11,611          $13,225
  7/31/2006          $24,215           $11,683          $13,311
  8/31/2006          $24,837           $11,961          $13,663
  9/30/2006          $25,059           $12,269          $13,830
 10/31/2006          $25,831           $12,669          $14,341
 11/30/2006          $26,409           $12,909          $14,699
 12/31/2006          $27,224           $13,091          $15,002
  1/31/2007          $27,984           $13,289          $15,182
  2/28/2007          $27,776           $13,029          $15,109
  3/31/2007          $28,579           $13,174          $15,392
  4/30/2007          $29,745           $13,758          $16,080
  5/31/2007          $30,766           $14,238          $16,547
  6/30/2007          $30,692           $14,001          $16,425
  7/31/2007          $30,059           $13,567          $16,064
  8/31/2007          $29,663           $13,771          $16,059
  9/30/2007          $30,431           $14,286          $16,828
 10/31/2007          $31,055           $14,513          $17,348
 11/30/2007          $30,204           $13,906          $16,647
 12/31/2007          $30,208           $13,810          $16,437

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS C 1                            12/31/07
----------------------------------------------
1-Year                                 +9.24%
----------------------------------------------
5-Year                                +18.89%
----------------------------------------------
10-Year                               +11.28%
----------------------------------------------

CLASS C (1/1/98-12/31/07) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

    Date      Mutual Discovery Fund   S&P 500 6   MSCI World Index 6
   1/1/1998          $10,000           $10,000          $10,000
  1/31/1998          $ 9,995           $10,111          $10,280
  2/28/1998          $10,495           $10,840          $10,977
  3/31/1998          $11,091           $11,395          $11,443
  4/30/1998          $11,288           $11,510          $11,556
  5/31/1998          $11,426           $11,312          $11,413
  6/30/1998          $11,139           $11,771          $11,685
  7/31/1998          $10,866           $11,646          $11,668
  8/31/1998          $ 9,375           $ 9,962          $10,114
  9/30/1998          $ 8,951           $10,600          $10,295
 10/31/1998          $ 9,190           $11,463          $11,227
 11/30/1998          $ 9,642           $12,157          $11,897
 12/31/1998          $ 9,708           $12,858          $12,480
  1/31/1999          $ 9,765           $13,396          $12,755
  2/28/1999          $ 9,646           $12,979          $12,417
  3/31/1999          $10,082           $13,498          $12,936
  4/30/1999          $10,749           $14,021          $13,448
  5/31/1999          $10,749           $13,690          $12,958
  6/30/1999          $11,126           $14,450          $13,564
  7/31/1999          $10,988           $13,999          $13,525
  8/31/1999          $10,845           $13,929          $13,503
  9/30/1999          $10,695           $13,548          $13,374
 10/31/1999          $10,908           $14,405          $14,071
 11/30/1999          $11,470           $14,698          $14,469
 12/31/1999          $12,184           $15,563          $15,642
  1/31/2000          $12,131           $14,781          $14,748
  2/29/2000          $12,509           $14,502          $14,789
  3/31/2000          $13,033           $15,920          $15,814
  4/30/2000          $12,882           $15,441          $15,147
  5/31/2000          $12,946           $15,124          $14,765
  6/30/2000          $12,968           $15,497          $15,264
  7/31/2000          $13,123           $15,255          $14,836
  8/31/2000          $13,496           $16,203          $15,321
  9/30/2000          $13,353           $15,347          $14,508
 10/31/2000          $13,447           $15,282          $14,267
 11/30/2000          $13,210           $14,078          $13,402
 12/31/2000          $13,588           $14,146          $13,621
  1/31/2001          $13,994           $14,648          $13,886
  2/28/2001          $13,979           $13,313          $12,714
  3/31/2001          $13,552           $12,469          $11,881
  4/30/2001          $13,936           $13,438          $12,762
  5/31/2001          $14,341           $13,528          $12,604
  6/30/2001          $14,397           $13,199          $12,211
  7/31/2001          $14,360           $13,069          $12,050
  8/31/2001          $14,199           $12,251          $11,474
  9/30/2001          $12,982           $11,262          $10,464
 10/31/2001          $13,011           $11,476          $10,666
 11/30/2001          $13,326           $12,357          $11,298
 12/31/2001          $13,622           $12,465          $11,371
  1/31/2002          $13,660           $12,283          $11,028
  2/28/2002          $13,781           $12,046          $10,934
  3/31/2002          $14,227           $12,499          $11,419
  4/30/2002          $14,453           $11,741          $11,036
  5/31/2002          $14,559           $11,655          $11,061
  6/30/2002          $13,651           $10,825          $10,393
  7/31/2002          $12,738           $ 9,981          $ 9,518
  8/31/2002          $12,860           $10,046          $ 9,538
  9/30/2002          $12,176           $ 8,955          $ 8,491
 10/31/2002          $12,206           $ 9,743          $ 9,119
 11/30/2002          $12,381           $10,316          $ 9,613
 12/31/2002          $12,264           $ 9,710          $ 9,149
  1/31/2003          $12,049           $ 9,456          $ 8,872
  2/28/2003          $11,720           $ 9,314          $ 8,720
  3/31/2003          $11,758           $ 9,404          $ 8,697
  4/30/2003          $12,646           $10,179          $ 9,473
  5/31/2003          $13,351           $10,715          $10,019
  6/30/2003          $13,562           $10,852          $10,196
  7/31/2003          $13,716           $11,043          $10,405
  8/31/2003          $14,116           $11,259          $10,633
  9/30/2003          $14,186           $11,139          $10,700
 10/31/2003          $14,778           $11,769          $11,337
 11/30/2003          $15,279           $11,873          $11,513
 12/31/2003          $15,979           $12,495          $12,238
  1/31/2004          $16,165           $12,725          $12,437
  2/29/2004          $16,662           $12,902          $12,649
  3/31/2004          $16,584           $12,707          $12,570
  4/30/2004          $16,289           $12,508          $12,320
  5/31/2004          $16,274           $12,679          $12,441
  6/30/2004          $16,567           $12,926          $12,701
  7/31/2004          $16,387           $12,498          $12,290
  8/31/2004          $16,481           $12,549          $12,349
  9/30/2004          $16,910           $12,684          $12,587
 10/31/2004          $17,238           $12,878          $12,898
 11/30/2004          $18,205           $13,399          $13,581
 12/31/2004          $18,881           $13,855          $14,103
  1/31/2005          $18,440           $13,518          $13,789
  2/28/2005          $19,228           $13,802          $14,232
  3/31/2005          $19,047           $13,558          $13,962
  4/30/2005          $18,881           $13,300          $13,667
  5/31/2005          $19,267           $13,724          $13,920
  6/30/2005          $19,668           $13,743          $14,047
  7/31/2005          $20,318           $14,254          $14,540
  8/31/2005          $20,382           $14,124          $14,657
  9/30/2005          $20,945           $14,239          $15,042
 10/31/2005          $20,271           $14,001          $14,680
 11/30/2005          $20,889           $14,531          $15,177
 12/31/2005          $21,631           $14,536          $15,517
  1/31/2006          $22,358           $14,921          $16,213
  2/28/2006          $22,876           $14,961          $16,196
  3/31/2006          $23,720           $15,147          $16,559
  4/30/2006          $23,903           $15,351          $17,071
  5/31/2006          $23,277           $14,909          $16,503
  6/30/2006          $23,311           $14,929          $16,505
  7/31/2006          $23,507           $15,021          $16,611
  8/31/2006          $24,111           $15,379          $17,051
  9/30/2006          $24,324           $15,775          $17,259
 10/31/2006          $25,082           $16,289          $17,896
 11/30/2006          $25,635           $16,599          $18,344
 12/31/2006          $26,425           $16,832          $18,722
  1/31/2007          $27,149           $17,086          $18,946
  2/28/2007          $26,937           $16,752          $18,856
  3/31/2007          $27,706           $16,939          $19,209
  4/30/2007          $28,809           $17,690          $20,067
  5/31/2007          $29,789           $18,307          $20,649
  6/30/2007          $29,696           $18,003          $20,497
  7/31/2007          $29,068           $17,445          $20,048
  8/31/2007          $28,662           $17,706          $20,041
  9/30/2007          $29,395           $18,368          $21,001
 10/31/2007          $29,979           $18,661          $21,650
 11/30/2007          $29,139           $17,880          $20,775
 12/31/2007          $29,131           $17,756          $20,513


14 | Annual Report

CLASS R (1/1/02-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

    Date      Mutual Discovery Fund   S&P 500 6   MSCI World Index 6
   1/1/2002          $10,000           $10,000          $10,000
  1/31/2002          $10,033           $ 9,854          $ 9,698
  2/28/2002          $10,127           $ 9,664          $ 9,616
  3/31/2002          $10,459           $10,027          $10,043
  4/30/2002          $10,630           $ 9,420          $ 9,705
  5/31/2002          $10,708           $ 9,350          $ 9,728
  6/30/2002          $10,050           $ 8,684          $ 9,140
  7/31/2002          $ 9,382           $ 8,007          $ 8,370
  8/31/2002          $ 9,471           $ 8,060          $ 8,388
  9/30/2002          $ 8,970           $ 7,184          $ 7,467
 10/31/2002          $ 9,004           $ 7,816          $ 8,020
 11/30/2002          $ 9,132           $ 8,276          $ 8,454
 12/31/2002          $ 9,051           $ 7,790          $ 8,046
  1/31/2003          $ 8,893           $ 7,586          $ 7,803
  2/28/2003          $ 8,655           $ 7,472          $ 7,669
  3/31/2003          $ 8,689           $ 7,545          $ 7,648
  4/30/2003          $ 9,351           $ 8,166          $ 8,331
  5/31/2003          $ 9,871           $ 8,596          $ 8,811
  6/30/2003          $10,033           $ 8,706          $ 8,967
  7/31/2003          $10,153           $ 8,859          $ 9,151
  8/31/2003          $10,454           $ 9,032          $ 9,351
  9/30/2003          $10,505           $ 8,936          $ 9,410
 10/31/2003          $10,949           $ 9,442          $ 9,970
 11/30/2003          $11,324           $ 9,525          $10,125
 12/31/2003          $11,845           $10,024          $10,762
  1/31/2004          $11,989           $10,208          $10,937
  2/29/2004          $12,364           $10,350          $11,124
  3/31/2004          $12,312           $10,194          $11,055
  4/30/2004          $12,099           $10,034          $10,835
  5/31/2004          $12,093           $10,172          $10,941
  6/30/2004          $12,316           $10,370          $11,170
  7/31/2004          $12,189           $10,026          $10,808
  8/31/2004          $12,258           $10,067          $10,860
  9/30/2004          $12,589           $10,176          $11,069
 10/31/2004          $12,838           $10,332          $11,343
 11/30/2004          $13,568           $10,750          $11,944
 12/31/2004          $14,076           $11,115          $12,403
  1/31/2005          $13,753           $10,844          $12,126
  2/28/2005          $14,341           $11,073          $12,516
  3/31/2005          $14,211           $10,877          $12,279
  4/30/2005          $14,100           $10,670          $12,019
  5/31/2005          $14,394           $11,010          $12,242
  6/30/2005          $14,699           $11,025          $12,353
  7/31/2005          $15,190           $11,435          $12,788
  8/31/2005          $15,243           $11,331          $12,890
  9/30/2005          $15,669           $11,423          $13,228
 10/31/2005          $15,178           $11,232          $12,910
 11/30/2005          $15,646           $11,657          $13,347
 12/31/2005          $16,207           $11,661          $13,646
  1/31/2006          $16,751           $11,970          $14,258
  2/28/2006          $17,152           $12,003          $14,243
  3/31/2006          $17,791           $12,152          $14,563
  4/30/2006          $17,935           $12,315          $15,013
  5/31/2006          $17,478           $11,961          $14,513
  6/30/2006          $17,510           $11,977          $14,515
  7/31/2006          $17,664           $12,051          $14,609
  8/31/2006          $18,123           $12,338          $14,995
  9/30/2006          $18,289           $12,655          $15,179
 10/31/2006          $18,870           $13,068          $15,739
 11/30/2006          $19,291           $13,316          $16,132
 12/31/2006          $19,898           $13,503          $16,465
  1/31/2007          $20,450           $13,707          $16,662
  2/28/2007          $20,297           $13,439          $16,582
  3/31/2007          $20,882           $13,590          $16,893
  4/30/2007          $21,726           $14,192          $17,648
  5/31/2007          $22,477           $14,687          $18,160
  6/30/2007          $22,408           $14,443          $18,026
  7/31/2007          $21,949           $13,995          $17,631
  8/31/2007          $21,656           $14,205          $17,625
  9/30/2007          $22,215           $14,736          $18,469
 10/31/2007          $22,667           $14,970          $19,040
 11/30/2007          $22,042           $14,344          $18,270
 12/31/2007          $22,040           $14,245          $18,040

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS R                              12/31/07
----------------------------------------------
1-Year                                +10.76%
----------------------------------------------
5-Year                                +19.48%
----------------------------------------------
Since Inception (1/1/02)              +14.09%
----------------------------------------------

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN RISKS INCLUDING CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S INVESTMENTS IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS ALSO INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS. THE FUND MAY INVEST IN LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


                                                              Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                       VALUE 7/1/07     VALUE 12/31/07   PERIOD* 7/1/07-12/31/07
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $   986.10             $  5.06
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,020.11             $  5.14
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $   984.30             $  6.60
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,018.55             $  6.72
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $   981.10             $ 10.04
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,015.07             $ 10.21
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $   981.00             $ 10.04
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,015.07             $ 10.21
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $   983.60             $  7.55
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,017.59             $  7.68
--------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio annualized for each class (Z: 1.01%; A: 1.32%; B: 2.01%; C: 2.01%; and R:
1.51%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 17

Mutual Discovery Fund

FINANCIAL HIGHLIGHTS

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS Z                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    30.45      $    26.28      $    24.26      $    20.81      $    16.16
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.69            0.67            0.37            0.41            0.28
   Net realized and unrealized gains (losses) ........         2.76            5.36            3.43            3.58            4.80
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         3.45            6.03            3.80            3.99            5.08
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.74)          (0.63)          (0.44)          (0.54)          (0.43)
   Net realized gains ................................        (0.71)          (1.23)          (1.34)             --              --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.45)          (1.86)          (1.78)          (0.54)          (0.43)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- d            -- d            -- d            -- d            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    32.45      $    30.45      $    26.28      $    24.26      $    20.81
                                                         ===========================================================================

Total return .........................................        11.32%          23.43%          15.70%          19.39%          31.55%

RATIOS TO AVERAGE NET ASSETS
Expenses c ...........................................         1.01% e         1.05% e         1.07% e         1.07% e         1.11%
Expenses - excluding dividend expense on securities
   sold short ........................................         1.01% e         1.02% e         1.04% e         1.06% e         1.08%
Net investment income ................................         2.09%           2.28%           1.42%           1.87%           1.55%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $4,720,388      $3,923,802      $3,033,756      $2,578,585      $2,168,161
Portfolio turnover rate ..............................        25.12%          22.27%          25.69%          34.34%          46.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Discovery Fund

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS A                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    30.14      $    26.04      $    24.07      $    20.67      $    16.06
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.58            0.55            0.27            0.33            0.21
   Net realized and unrealized gains (losses) ........         2.73            5.34            3.41            3.54            4.78
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         3.31            5.89            3.68            3.87            4.99
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.65)          (0.56)          (0.37)          (0.47)          (0.38)
   Net realized gains ................................        (0.71)          (1.23)          (1.34)             --              --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.36)          (1.79)          (1.71)          (0.47)          (0.38)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- e            -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    32.09      $    30.14      $    26.04      $    24.07      $    20.67
                                                         ===========================================================================

Total return c .......................................        10.96%          23.02%          15.29%          18.98%          31.13%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...........................................         1.32% f         1.36% f         1.42% f         1.42% f         1.46%
Expenses - excluding dividend expense on securities
   sold short ........................................         1.32% f         1.33% f         1.39% f         1.41% f         1.43%
Net investment income ................................         1.78%           1.97%           1.07%           1.52%           1.20%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $8,913,527      $6,128,353      $3,545,288   $   2,106,695      $1,439,579
Portfolio turnover rate ..............................        25.12%          22.27%          25.69%          34.34%          46.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Mutual Discovery Fund

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS B                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    29.55      $    25.57      $    23.67      $    20.35      $    15.85
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.36            0.38            0.11            0.18            0.09
   Net realized and unrealized gains (losses) ........         2.67            5.19            3.33            3.49            4.69
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         3.03            5.57            3.44            3.67            4.78
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.41)          (0.36)          (0.20)          (0.35)          (0.28)
   Net realized gains ................................        (0.71)          (1.23)          (1.34)             --              --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.12)          (1.59)          (1.54)          (0.35)          (0.28)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................          -- e             -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    31.46      $    29.55      $    25.57      $    23.67      $    20.35
                                                         ===========================================================================

Total return c .......................................        10.22%          22.16%          14.59%          18.22%          30.22%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...........................................         2.01% f         2.05% f         2.07% f         2.07% f         2.11%
Expenses - excluding dividend expense on securities
   sold short ........................................         2.01% f         2.02% f         2.04% f         2.06% f         2.08%
Net investment income ................................         1.09%           1.28%           0.42%           0.87%           0.55%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $  276,175      $  274,181        $225,158      $  186,841      $  115,801
Portfolio turnover rate ..............................        25.12%          22.27%          25.69%          34.34%          46.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Discovery Fund

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS C                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    29.93      $    25.90      $    23.97      $    20.59      $    16.02
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.36            0.36            0.11            0.19            0.10

   Net realized and unrealized gains (losses) ........         2.70            5.28            3.38            3.53            4.73
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         3.06            5.64            3.49            3.72            4.83
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.44)          (0.38)          (0.22)          (0.34)          (0.26)
   Net realized gains ................................        (0.71)          (1.23)          (1.34)             --              --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.15)          (1.61)          (1.56)          (0.34)          (0.26)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- e            -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    31.84      $    29.93      $    25.90      $    23.97      $    20.59
                                                         ===========================================================================

Total return c .......................................        10.24%          22.17%          14.56%          18.17%          30.29%

RATIOS TO AVERAGE NET ASSETS

Expenses d ...........................................         2.01% f         2.05% f         2.07% f         2.07% f         2.11%

Expenses - excluding dividend expense on securities
   sold short ........................................         2.01% f         2.02% f         2.04% f         2.06% f         2.08%

Net investment income ................................         1.09%           1.28%           0.42%           0.87%           0.55%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $3,075,593      $2,242,348      $1,435,702      $  968,934      $  725,489
Portfolio turnover rate ..............................        25.12%          22.27%          25.69%          34.34%          46.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Mutual Discovery Fund

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS R                                                        2007            2006            2005            2004            2003
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    29.93      $    25.88      $    23.94      $    20.57      $    16.01
                                                         ---------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................         0.51            0.50            0.22            0.29            0.17
   Net realized and unrealized gains (losses) ........         2.72            5.29            3.40            3.54            4.76
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         3.23            5.79            3.62            3.83            4.93
                                                         ---------------------------------------------------------------------------
Less distributions from:
   Net investment income .............................        (0.60)          (0.51)          (0.34)          (0.46)          (0.37)
   Net realized gains ................................        (0.71)          (1.23)          (1.34)             --              --
                                                         ---------------------------------------------------------------------------
Total distributions ..................................        (1.31)          (1.74)          (1.68)          (0.46)          (0.37)
                                                         ---------------------------------------------------------------------------
Redemption fees ......................................           -- e            -- e            -- e            -- e            --
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................   $    31.85      $    29.93      $    25.88      $    23.94      $    20.57
                                                         ===========================================================================

Total return c .......................................        10.76%          22.78%          15.13%          18.84%          30.87%

RATIOS TO AVERAGE NET ASSETS
Expenses d ...........................................         1.51% f         1.55% f         1.57% f         1.57% f         1.61%
Expenses - excluding dividend expense on securities
   sold short ........................................         1.51% f         1.52% f         1.54% f         1.56% f         1.58%
Net investment income ................................         1.59%           1.78%           0.92%           1.37%           1.05%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $  275,002      $  175,790      $   99,501      $   46,690      $   19,546
Portfolio turnover rate ..............................        25.12%          22.27%          25.69%          34.34%          46.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Discovery Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS 85.9%
          COMMON STOCKS AND OTHER EQUITY INTERESTS 83.8%
          AIRLINES 0.4%
        a ACE Aviation Holdings Inc., A .................................       Canada            1,277,511       $      36,445,219
      a,b ACE Aviation Holdings Inc., A, 144A ...........................       Canada               64,416               1,837,679
        a Northwest Airlines Corp. ......................................    United States        1,754,015              25,450,758
      a,c Northwest Airlines Corp., Contingent Distribution .............    United States       69,160,000               2,334,150
                                                                                                                  ------------------
                                                                                                                         66,067,806
                                                                                                                  ------------------
          AUTO COMPONENTS 0.0% d
      a,c Collins & Aikman Products Co., Contingent Distribution ........    United States        1,970,181                 871,805
                                                                                                                  ------------------
          AUTOMOBILES 0.4%
          Hero Honda Motors Ltd. ........................................        India            1,042,903              18,464,187
a,e,f,g,h International Automotive Components Group Brazil LLC ..........       Brazil            3,204,016              22,255,512
a,e,f,g,h International Automotive Components Group Japan LLC ...........        Japan              650,533               5,833,592
  a,e,g,h International Automotive Components Group LLC .................     Luxembourg         13,618,870              14,448,259
  a,e,g,h International Automotive Components Group NA LLC ..............    United States       11,533,275              15,858,253
                                                                                                                  ------------------
                                                                                                                         76,859,803
                                                                                                                  ------------------
          BEVERAGES 4.7%
          Brown-Forman Corp., A .........................................    United States          143,200              10,717,088
          Brown-Forman Corp., B .........................................    United States          391,650              29,025,181
          Carlsberg AS, A ...............................................       Denmark             113,300              12,927,664
          Carlsberg AS, B ...............................................       Denmark           2,348,253             283,564,361
          Fomento Economico Mexicano SAB de CV, ADR .....................       Mexico            3,150,684             120,261,608
          Lotte Chilsung Beverage Co. Ltd. ..............................     South Korea            55,692              62,412,166
          Pernod Ricard SA ..............................................       France            1,303,498             300,747,266
                                                                                                                  ------------------
                                                                                                                        819,655,334
                                                                                                                  ------------------
          BUILDING PRODUCTS 0.7%
        a Armstrong World Industries Inc. ...............................    United States          199,839               8,015,542
      a,c Armstrong World Industries Inc., Contingent Distribution ......    United States       22,185,050                  83,194
          KCC Corp. .....................................................     South Korea           160,170              90,176,369
        a Owens Corning Inc. ............................................    United States          750,622              15,177,577
                                                                                                                  ------------------
                                                                                                                        113,452,682
                                                                                                                  ------------------
          CAPITAL MARKETS 1.1%
          Legg Mason Inc. ...............................................    United States          852,120              62,332,578
          Marfin Investment Group Holdings SA ...........................       Greece           14,276,740             123,758,474
                                                                                                                  ------------------
                                                                                                                        186,091,052
                                                                                                                  ------------------
          CHEMICALS 2.2%
      a,c Dow Corning Corp., Contingent Distribution ....................    United States       11,430,153               5,829,378
          Linde AG ......................................................       Germany           1,662,431             219,534,948
          Sika AG .......................................................     Switzerland            85,406             160,984,130
                                                                                                                  ------------------
                                                                                                                        386,348,456
                                                                                                                  ------------------
          COMMERCIAL BANKS 8.3%
        a Banco Popolare SpA ............................................        Italy            7,825,844             173,136,979
          Bank of Ireland ...............................................       Ireland           1,707,777              25,321,202
          BNP Paribas SA ................................................       France            1,957,306             212,001,594
          Commerce Bancorp Inc. .........................................    United States        3,717,790             141,796,511


                                                              Annual Report | 23

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          COMMERCIAL BANKS (CONTINUED)
          Danske Bank AS ................................................       Denmark           3,875,695       $     151,515,819
  a,e,f,g FE Capital Holdings Ltd. ......................................        Japan               12,017               7,893,554
          First Community Bancorp .......................................    United States          518,434              21,380,218
          Intesa Sanpaolo SpA ...........................................        Italy           13,008,438             102,702,701
        a Investors Bancorp Inc. ........................................    United States            1,775                  25,098
          Mitsubishi UFJ Financial Group Inc. ...........................        Japan            5,860,123              55,019,942
    a,e,g NCB Warrant Holdings Ltd., A ..................................        Japan               55,890               3,316,056
          Royal Bank of Scotland Group PLC ..............................   United Kingdom        1,101,074               9,713,739
          Societe Generale, A ...........................................       France              773,452             111,665,965
          Sumitomo Mitsui Financial Group Inc. ..........................        Japan               12,485              93,708,873
          Svenska Handelsbanken AB, A ...................................       Sweden            3,204,537             102,593,557
          Swedbank AB, A ................................................       Sweden            2,532,015              71,664,127
          Unione Di Banche Italiane SCPA ................................        Italy            1,785,203              49,004,488
          U.S. Bancorp ..................................................    United States        3,199,005             101,536,419
                                                                                                                  ------------------
                                                                                                                      1,433,996,842
                                                                                                                  ------------------
          COMMERCIAL SERVICES & SUPPLIES 0.1%
        a Comdisco Holding Co. Inc. .....................................    United States              913                   8,318
      a,c Comdisco Holding Co. Inc., Contingent Distribution ............    United States       41,726,153                      --
          Fursys Inc. ...................................................     South Korea           547,260              13,622,304
                                                                                                                  ------------------
                                                                                                                         13,630,622
                                                                                                                  ------------------
          COMPUTERS & PERIPHERALS 0.3%
    a,e,g DecisionOne Corp. .............................................    United States          359,884                      --
    a,e,g DecisionOne Corp., wts., 6/08/17 ..............................    United States          197,603                      --
        a Dell Inc. .....................................................    United States        1,871,150              45,861,887
                                                                                                                  ------------------
                                                                                                                         45,861,887
                                                                                                                  ------------------
          CONSTRUCTION MATERIALS 0.6%
          Ciments Francais SA ...........................................       France              399,572              68,638,511
          Hanil Cement Co. Ltd. .........................................     South Korea           331,250              38,396,053
                                                                                                                  ------------------
                                                                                                                        107,034,564
                                                                                                                  ------------------
          CONSUMER FINANCE 0.4%
    a,e,g Cerberus CG Investor I LLC ....................................    United States        7,903,600               6,654,646
    a,e,g Cerberus CG Investor II LLC ...................................    United States        7,903,600               6,654,646
    a,e,g Cerberus CG Investor III LLC ..................................    United States        3,951,800               3,327,323
    a,e,g Cerberus FIM Investors Auto Finance LLC .......................    United States        8,723,795               4,680,586
    a,e,g Cerberus FIM Investors Commercial Finance LLC .................    United States          726,666                 389,879
    a,e,g Cerberus FIM Investors Commercial Mortgage LLC ................    United States        1,362,023                 730,767
    a,e,g Cerberus FIM Investors Insurance LLC ..........................    United States        6,661,738               3,574,228
    a,e,g Cerberus FIM Investors Rescap LLC .............................    United States       12,402,778               6,654,474
          SLM Corp. .....................................................    United States        2,001,760              40,315,446
                                                                                                                  ------------------
                                                                                                                         72,981,995
                                                                                                                  ------------------
          DISTRIBUTORS 0.2%
          Compania de Distribucion Integral Logista SA ..................        Spain              564,170              41,865,896
                                                                                                                  ------------------


24 | Annual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          DIVERSIFIED FINANCIAL SERVICES 5.0%
          Citigroup Inc. ................................................    United States          561,610       $      16,533,798
          Deutsche Boerse AG ............................................       Germany           1,405,872             278,512,742
          Fortis ........................................................       Belgium           9,062,832             239,123,250
        a Fortis VVPR Strip .............................................       Belgium           3,397,596                  49,583
          Guinness Peat Group PLC .......................................   United Kingdom       27,286,699              36,392,544
          Jardine Matheson Holdings Ltd. ................................      Hong Kong          4,554,012             126,146,132
          Jardine Strategic Holdings Ltd. ...............................      Hong Kong         10,060,600             157,951,420
      a,c Marconi Corp., Contingent Distribution ........................   United Kingdom       33,909,700                      --
                                                                                                                  ------------------
                                                                                                                        854,709,469
                                                                                                                  ------------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.9%
  a,e,g,h AboveNet Inc. .................................................    United States          352,895              17,644,750
    a,e,h AboveNet Inc., stock grants, grant price $20.95, expiration
             date 9/09/13 ...............................................    United States              464                  19,233
  a,e,g,h AboveNet Inc., wts., 9/08/08 ..................................    United States           12,673                 598,165
  a,e,g,h AboveNet Inc., wts., 9/08/10 ..................................    United States           14,911                 651,312
          Chunghwa Telecom Co. Ltd., ADR ................................        Taiwan           2,902,333              61,268,244
    a,c,g Global Crossing Holdings Ltd., Contingent Distribution ........    United States       45,658,716                      --
          Koninklijke (Royal) KPN NV ....................................     Netherlands         4,511,679              81,906,435
                                                                                                                  ------------------
                                                                                                                        162,088,139
                                                                                                                  ------------------
          ELECTRIC UTILITIES 0.7%
          E.ON AG .......................................................       Germany             597,820             127,034,327
                                                                                                                  ------------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS 0.2%
          Tyco Electronics Ltd. .........................................    United States          781,630              29,021,922
                                                                                                                  ------------------
          ENERGY EQUIPMENT & SERVICES 4.2%
          Bourbon SA ....................................................        France           1,031,595              67,474,633
        a BW Offshore Ltd. ..............................................        Norway          18,666,535              78,657,402
        a Compagnie Generale de Geophysique SA ..........................        France             580,532             165,203,873
      a,f Dockwise Ltd. .................................................        Norway          12,379,100              51,252,139
          Petroleum Geo-Services ASA ....................................        Norway           1,796,568              52,149,895
        a Seadrill Ltd. .................................................       Bermuda           9,211,447             224,586,756
        a Transocean Inc. ...............................................    United States          551,774              78,986,448
                                                                                                                  ------------------
                                                                                                                        718,311,146
                                                                                                                  ------------------
          FOOD & STAPLES RETAILING 2.2%
          Carrefour SA ..................................................        France           4,298,988             334,326,961
          CVS Caremark Corp. ............................................    United States        1,232,553              48,993,982
                                                                                                                  ------------------
                                                                                                                        383,320,943
                                                                                                                  ------------------
          FOOD PRODUCTS 6.1%
          Cadbury Schweppes PLC .........................................   United Kingdom       10,530,995             129,941,528
          Cermaq ASA ....................................................        Norway           3,630,328              50,435,139
        f CSM NV ........................................................     Netherlands         4,036,926             136,088,747
        f Farmer Brothers Co. ...........................................    United States          904,637              20,797,605
          Groupe Danone .................................................        France           2,686,412             240,713,495
          Kraft Foods Inc., A ...........................................    United States          415,186              13,547,519


                                                              Annual Report | 25

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          FOOD PRODUCTS (CONTINUED)
        a Lighthouse Caledonia ASA ......................................        Norway           1,401,289       $       1,330,509
          Lotte Confectionary Co. Ltd. ..................................     South Korea            52,189              94,225,105
      a,i Marine Harvest ................................................        Norway         164,857,626             105,870,478
          Nestle SA .....................................................     Switzerland           219,229             100,599,259
          Nong Shim Co. Ltd. ............................................     South Korea           210,569              43,753,721
          Premier Foods PLC .............................................   United Kingdom       22,024,219              89,491,295
          Rieber & Son ASA ..............................................        Norway           3,605,065              34,660,897
                                                                                                                  ------------------
                                                                                                                      1,061,455,297
                                                                                                                  ------------------
          HEALTH CARE EQUIPMENT & SUPPLIES 0.2%
          Covidien Ltd. .................................................    United States          781,630              34,618,393
                                                                                                                  ------------------
          HEALTH CARE PROVIDERS & SERVICES 1.3%
  a,e,g,h Kindred Healthcare Inc. .......................................    United States        1,135,557              26,947,903
  a,e,g,h Kindred Healthcare Inc., stock grants:
             grant price $18.15, expiration date 7/17/11 ................    United States            3,928                  21,922
             grant price $19.87, expiration date 1/01/12 ................    United States            1,175                   4,537
             grant price $6.94, expiration date 1/01/13 .................    United States            1,174                  19,713
             grant price $19.87, expiration date 1/01/14 ................    United States              878                   3,390
             grant price $21.33, expiration date 1/10/15 ................    United States              489                   1,174
             grant price $22.08, expiration date 1/10/16 ................    United States              246                     406
        a MDS Inc. ......................................................        Canada           1,294,341              24,994,620
        a PharMerica Inc. ...............................................    United States          415,641               5,769,097
          Quest Diagnostics Inc. ........................................    United States        1,302,600              68,907,540
          Rhoen-Klinikum AG .............................................       Germany           3,163,170              98,878,404
                                                                                                                  ------------------
                                                                                                                        225,548,706
                                                                                                                  ------------------
          HOTELS, RESTAURANTS & LEISURE 0.0% d
  a,e,f,g Hancock Discovery LLC .........................................    United States        8,758,216                      --
        a Trump Entertainment Resorts Inc. ..............................    United States          839,693               3,610,680
                                                                                                                  ------------------
                                                                                                                          3,610,680
                                                                                                                  ------------------
          HOUSEHOLD DURABLES 0.2%
          Hunter Douglas NV .............................................     Netherlands           323,796              23,947,905
          Koninklijke Philips Electronics NV ............................     Netherlands           272,485              11,738,657
                                                                                                                  ------------------
                                                                                                                         35,686,562
                                                                                                                  ------------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.7%
          Constellation Energy Group ....................................    United States        1,098,560             112,635,357
                                                                                                                  ------------------
          INDUSTRIAL CONGLOMERATES 4.2%
          Keppel Corp. Ltd. .............................................      Singapore         17,381,344             156,757,065
        h Orkla ASA .....................................................        Norway          20,568,718             398,354,507
          Siemens AG ....................................................       Germany           1,005,019             159,016,842
          Tyco International Ltd. .......................................    United States          156,030               6,186,590
                                                                                                                  ------------------
                                                                                                                        720,315,004
                                                                                                                  ------------------
          INSURANCE 5.7%
        a Alleghany Corp. ...............................................    United States           75,045              30,168,090
          Allianz SE ....................................................       Germany             593,700             128,298,891
          American International Group Inc. .............................    United States          500,700              29,190,810


26 | Annual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          INSURANCE (CONTINUED)
          Assicurazioni Generali SpA ....................................        Italy            1,206,738       $      54,592,644
  a,e,f,g Augsburg Re AG ................................................     Switzerland            66,860                      --
        a Berkshire Hathaway Inc., A ....................................    United States              853             120,784,800
        a Berkshire Hathaway Inc., B ....................................    United States           34,470             163,249,920
        a Conseco Inc. ..................................................    United States        2,684,120              33,712,547
          E-L Financial Corp. Ltd. ......................................       Canada              177,619             104,471,251
          Hartford Financial Services Group Inc. ........................    United States          511,000              44,554,090
  a,e,f,g Imagine Group Holdings Ltd. ...................................       Bermuda           4,551,501              52,069,171
          Old Republic International Corp. ..............................    United States        1,898,187              29,251,062
    a,e,g Olympus Re Holdings Ltd. ......................................    United States           47,160                 154,458
          Prudential Financial Inc. .....................................    United States          421,200              39,188,448
          White Mountains Insurance Group Ltd. ..........................    United States          172,815              88,835,551
          Zurich Financial Services AG ..................................     Switzerland           237,664              69,734,628
                                                                                                                  ------------------
                                                                                                                        988,256,361
                                                                                                                  ------------------
          MACHINERY 1.5%
      f,j Aker Yards ASA ................................................       Norway            5,752,030              65,622,571
          Kone OYJ, B ...................................................       Finland              77,263               5,404,288
    a,e,g Motor Coach Industries International Inc., wts., 5/27/09 ......    United States                5                      --
          Schindler Holding AG ..........................................     Switzerland         2,263,002             145,781,103
          Schindler Holding AG, Registered ..............................     Switzerland           659,880              42,509,036
                                                                                                                  ------------------
                                                                                                                        259,316,998
                                                                                                                  ------------------
          MEDIA 5.7%
        a Adelphia Recovery Trust .......................................    United States       45,477,593               3,183,431
      a,c Adelphia Recovery Trust Arahova Contingent Value Vehicle,
             Contingent Distribution ....................................    United States        5,538,790               2,852,477
      a,c Century Communications Corp., Contingent Distribution .........    United States       15,282,000                      --
          CJ CGV Co. Ltd. ...............................................     South Korea           849,040              11,700,888
          Daekyo Co. Ltd. ...............................................     South Korea           367,570              34,870,163
          Eutelsat Communications .......................................       France            6,644,123             197,315,647
          JC Decaux SA ..................................................       France            2,791,333             109,578,002
        a Liberty Media Holding Corp.-Capital, A ........................    United States          212,775              24,786,160
        k News Corp., A .................................................    United States        5,033,010             103,126,375
        a Premiere AG ...................................................       Germany           3,927,965              73,430,450
        a Sun-Times Media Group Inc., A .................................    United States          880,440               1,936,968
          Teleperformance ...............................................       France            1,465,107              56,937,705
        a Time Warner Cable Inc., A .....................................    United States        1,019,692              28,143,499
          Time Warner Inc. ..............................................    United States        7,333,400             121,074,434
      a,g TVMAX Holdings Inc. ...........................................    United States          118,432                      --
        a Viacom Inc., B ................................................    United States        1,719,410              75,516,487
          Virgin Media Inc. .............................................   United Kingdom        5,426,163              93,004,434
          WPP Group PLC .................................................   United Kingdom        3,258,420              41,888,837
                                                                                                                  ------------------
                                                                                                                        979,345,957
                                                                                                                  ------------------
          METALS & MINING 1.4%
          Anglo American PLC ............................................   United Kingdom        2,536,742             155,243,698
  a,e,f,g Esmark Inc. ...................................................    United States        3,850,425              48,965,854
        a Gammon Gold Inc. ..............................................       Canada            4,215,239              33,764,329
                                                                                                                  ------------------
                                                                                                                        237,973,881
                                                                                                                  ------------------


                                                              Annual Report | 27

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          MULTI-UTILITIES 1.8%
          Energy East Corp. .............................................    United States        1,290,320       $      35,109,607
          NorthWestern Corp. ............................................    United States          328,196               9,681,782
      a,c NorthWestern Corp., Contingent Distribution ...................    United States        9,839,500                 697,661
          RWE AG ........................................................       Germany           1,172,783             165,074,254
          Suez SA .......................................................       France            1,593,344             108,286,729
                                                                                                                  ------------------
                                                                                                                        318,850,033
                                                                                                                  ------------------
          MULTILINE RETAIL 0.3%
          Jelmoli Holding AG ............................................      Switzerland           19,024              45,579,033
                                                                                                                  ------------------
          OIL, GAS & CONSUMABLE FUELS 2.1%
          BP PLC ........................................................   United Kingdom        7,976,960              97,476,402
          BP PLC, ADR ...................................................   United Kingdom          180,900              13,236,453
          Eni SpA .......................................................        Italy              847,600              30,985,473
          Royal Dutch Shell PLC, A ......................................   United Kingdom        3,324,863             139,498,986
          Total SA, B ...................................................        France             510,684              42,353,505
          Total SA, B, ADR ..............................................        France             417,296              34,468,650
                                                                                                                  ------------------
                                                                                                                        358,019,469
                                                                                                                  ------------------
          PAPER & FOREST PRODUCTS 1.4%
        a Domtar Corp. ..................................................    United States        3,018,373              23,211,288
          Mondi Ltd. ....................................................   United Kingdom          278,762               2,633,729
          Mondi PLC .....................................................   United Kingdom          696,907               5,885,058
          Weyerhaeuser Co. ..............................................    United States        2,781,353             205,096,970
                                                                                                                  ------------------
                                                                                                                        236,827,045
                                                                                                                  ------------------
          PERSONAL PRODUCTS 0.3%
          Amorepacific Corp. ............................................     South Korea            64,004              48,547,449
                                                                                                                  ------------------
          PHARMACEUTICALS 1.6%
          Novartis AG ...................................................     Switzerland         2,508,989             137,494,014
          Pfizer Inc. ...................................................    United States        2,675,730              60,819,343
          Sanofi-Aventis ................................................       France              860,485              79,087,056
                                                                                                                  ------------------
                                                                                                                        277,400,413
                                                                                                                  ------------------
          REAL ESTATE 2.7%
      a,g Canary Wharf Group PLC ........................................   United Kingdom        5,400,183              53,971,368
          Great Eagle Holdings Ltd. .....................................      Hong Kong         12,726,353              47,572,253
          Link REIT .....................................................      Hong Kong         84,222,231             182,309,955
          Swire Pacific Ltd., A .........................................      Hong Kong          9,379,950             129,306,450
          Swire Pacific Ltd., B .........................................      Hong Kong         13,605,000              36,114,374
          Ventas Inc. ...................................................    United States          516,500              23,371,625
                                                                                                                  ------------------
                                                                                                                        472,646,025
                                                                                                                  ------------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.2%
        a LSI Corp. .....................................................    United States        4,963,248              26,354,847
                                                                                                                  ------------------
          SOFTWARE 0.9%
          Microsoft Corp. ...............................................    United States        4,335,680             154,350,208
                                                                                                                  ------------------


28 | Annual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          THRIFTS & MORTGAGE FINANCE 0.6%
          Hudson City Bancorp Inc. ......................................    United States        2,146,520       $      32,240,730
          Hypo Real Estate Holding AG ...................................       Germany           1,488,952              78,854,615
                                                                                                                  ------------------
                                                                                                                        111,095,345
                                                                                                                  ------------------
          TOBACCO 11.7%
          Altadis SA ....................................................        Spain            3,911,525             283,758,789
          Altria Group Inc. .............................................    United States        1,213,908              91,747,167
          British American Tobacco PLC ..................................   United Kingdom       10,342,443             403,805,893
          Imperial Tobacco Group PLC ....................................   United Kingdom        7,506,026             404,470,370
          ITC Ltd. ......................................................        India           18,037,005              96,261,443
          Japan Tobacco Inc. ............................................        Japan               49,765             298,103,573
          KT&G Corp. ....................................................     South Korea         4,837,575             411,895,441
          Reynolds American Inc. ........................................    United States          378,400              24,959,264
                                                                                                                  ------------------
                                                                                                                      2,015,001,940
                                                                                                                  ------------------
          TRADING COMPANIES & DISTRIBUTORS 0.6%
        f Kloeckner & Co. AG ............................................       Germany           2,796,264             111,403,867
                                                                                                                  ------------------
          TRANSPORTATION INFRASTRUCTURE 0.0% d
        a Groupe Eurotunnel SA, wts., 12/30/11 ..........................       France              200,763                  67,386
                                                                                                                  ------------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $10,017,156,596) .....................................                                            14,474,110,946
                                                                                                                  ------------------
          PREFERRED STOCKS 0.1%
          AUTO COMPONENTS 0.1%
      e,g Dana Holding Corp., 4.00%, cvt. pfd., B .......................    United States           89,831               8,983,100
                                                                                                                  ------------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% d
        e PTV Inc., 10.00%, pfd., A .....................................   United Kingdom           86,280                 103,536
                                                                                                                  ------------------
          TOTAL PREFERRED STOCKS (COST $9,241,940) ......................                                                 9,086,636
                                                                                                                  ------------------
          OPTIONS PURCHASED 0.5%
          CALL OPTIONS 0.0% d
      a,e Owens Corning Inc., exercise price $37.50, expiration date
             1/02/08, shares ............................................    United States          535,890                  26,795
                                                                                                                  ------------------
          PUT OPTIONS 0.5%
        a Index basket consisting of 80% Dow Jones EUROSTOXX 50
             (exercise price $4,018.50), 20% S&P 500 Index (exercise
             price $1,362.92), expiration date 5/23/08, contracts .......    United States        4,372,000               9,546,796
        a Index basket consisting of 80% Dow Jones EUROSTOXX 50
             (exercise price $4,029.17), 20% S&P 500 Index (exercise
             price $1,368.36), expiration date 5/29/08, contracts .......    United States        4,372,000              10,501,544
        a Index basket consisting of 80% Dow Jones EUROSTOXX 50
             (exercise price $4,059.77), 20% S&P 500 Index (exercise
             price $1,379.26), expiration date 6/20/08, contracts .......    United States        4,372,000              11,984,195
        a Index basket consisting of 80% Dow Jones EUROSTOXX 50
             (exercise price $4,089.42), 20% S&P 500 Index (exercise
             price $1,380.37), expiration date 6/20/08, contracts .......    United States        4,372,000              13,190,324


                                                              Annual Report | 29

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          OPTIONS PURCHASED (CONTINUED)
          PUT OPTIONS (CONTINUED)
        a Index basket consisting of 70% Dow Jones EUROSTOXX 50
             (exercise price $4,083.52), 30% S&P 500 Index (exercise
             price $1,393.76), expiration date 7/18/08, contracts .......    United States        4,350,300       $      14,148,421
        a Index basket consisting of 70% Dow Jones EUROSTOXX 50
             (exercise price $4,083.52), 30% S&P 500 Index (exercise
             price $1,393.78), expiration date 7/18/08, contracts .......    United States        4,350,000              15,181,500
        a Index basket consisting of 70% Dow Jones EUROSTOXX 50
             (exercise price $3,919.03), 30% S&P 500 Index (exercise
             price $1,343.00), expiration date 8/15/08, contracts .......    United States        4,358,000              12,925,828
                                                                                                                  ------------------
                                                                                                                         87,478,608
                                                                                                                  ------------------
          TOTAL OPTIONS PURCHASED (COST $88,561,721) ....................                                                87,505,403
                                                                                                                  ------------------

                                                                                             ------------------
                                                                                             PRINCIPAL AMOUNT l
                                                                                             ------------------
          CORPORATE BONDS & NOTES 1.3%
        b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ........       Canada            2,761,000 CAD           3,139,552
    e,f,g Augsburg Re AG, zero cpn., 1/30/08 ............................     Switzerland           768,890                      --
      e,g Cerberus CG Investor I LLC, 12.00%, 7/31/14 ...................    United States        7,903,600               6,654,646
      e,g Cerberus CG Investor II LLC, 12.00%, 7/31/14 ..................    United States        7,903,600               6,654,646
      e,g Cerberus CG Investor III LLC, 12.00%, 7/31/14 .................    United States        3,951,800               3,327,323
      e,g Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 .....    United States       26,153,583              14,032,206
      e,g Cerberus FIM Investors Commercial Finance LLC, 12.00%,
             11/22/13 ...................................................    United States        2,179,997               1,169,636
      e,g Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
             11/22/13 ...................................................    United States        4,086,069               2,192,302
      e,g Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ........    United States       19,985,213              10,722,685
      e,g Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ...........    United States       37,208,337              19,963,423
      e,g DecisionOne Corp.,
             12.00%, 4/15/10 ............................................    United States          444,865                 444,865
        m FRN, 9.50%, 5/12/09 ...........................................    United States           82,993                  82,993
          Groupe Eurotunnel SA, cvt.,
             3.00%, 6/28/09 .............................................       France                9,600 EUR              30,821
             3.00%, 6/28/09 .............................................       France               11,935 GBP              52,171
             3.00%, 7/28/10 .............................................       France            7,220,400 EUR          20,810,753
             3.00%, 7/28/10 .............................................       France            4,866,820 GBP          19,098,505
             6.00%, 7/28/10 .............................................       France           16,883,900 EUR          33,140,153
             6.00%, 7/28/10 .............................................       France           12,517,564 GBP          33,452,539
             sub. bond, T1, 3.00%, 7/28/08 ..............................       France                9,600 EUR              34,324
             sub. bond, T1, 3.00%, 7/28/08 ..............................       France               11,935 GBP              58,100
    e,g,h International Automotive Components Group NA LLC, 9.00%,
             4/01/17 ....................................................    United States        3,472,200               3,472,200
    e,g,m Motor Coach Industries International Inc., FRN, 18.081%,
             12/01/08 ...................................................    United States       29,617,472              29,321,297
          Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..............    United States       17,141,134              13,134,394


30 | Annual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY      PRINCIPAL AMOUNT l         VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          CORPORATE BONDS & NOTES (CONTINUED)
        g TVMAX Holdings Inc., PIK,
             11.50%, 2/28/08 ............................................    United States          284,850       $         199,395
             14.00%, 2/28/08 ............................................    United States          728,545                 509,981
                                                                                                                  ------------------
          TOTAL CORPORATE BONDS & NOTES (COST $265,768,491) .............                                               221,698,910
                                                                                                                  ------------------
          CORPORATE BONDS & NOTES IN REORGANIZATION 0.2%
        b Calpine Corp., senior secured note, 144A,
             8.50%, 7/15/10 .............................................    United States        6,435,000               6,917,625
             9.875%, 12/01/11 ...........................................    United States        2,265,000               2,378,250
             8.75%, 7/15/13 .............................................    United States        3,395,000               3,666,600
        n Dana Corp.,
             6.50%, 3/01/09 .............................................    United States        4,782,000               3,610,410
             5.85%, 1/15/15 .............................................    United States       15,800,000              11,613,000
             7.00%, 3/01/29 .............................................    United States        3,435,000               2,593,425
          senior note, 7.00%, 3/15/28 ...................................    United States          986,000                 724,710
      g,n Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .......    United States           40,000                     200
                                                                                                                  ------------------

          TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
             (COST $30,175,927) .........................................                                                31,504,220
                                                                                                                  ------------------
          TOTAL LONG TERM INVESTMENTS
             (COST $10,410,904,675) .....................................                                            14,823,906,115
                                                                                                                  ------------------
          SHORT TERM INVESTMENTS 14.2%
          U.S. GOVERNMENT AND AGENCY SECURITIES 14.1%
        o FHLB,
          k 1/02/08 - 12/09/08 ..........................................    United States    1,682,430,000           1,669,231,992
            1/03/08 .....................................................    United States      315,510,000             315,510,000
            1/08/08 .....................................................    United States      310,000,000             309,798,810
        k U.S. Treasury Bills, 4/24/08 - 5/01/08 ........................    United States      149,500,000             147,951,277
                                                                                                                  ------------------

          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $2,440,452,436) ......................................                                             2,442,492,079
                                                                                                                  ------------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
             (COST $12,851,357,111) .....................................                                            17,266,398,194
                                                                                                                  ------------------
        p INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR
             LOANED SECURITIES 0.1%
          MONEY MARKET FUND (COST $9,238,186) 0.1%
        q Bank of New York Institutional Cash Reserve Fund, 5.06% .......    United States        9,238,186               9,238,186
                                                                                                                  ------------------
          TOTAL INVESTMENTS (COST $12,860,595,297) 100.1% ...............                                            17,275,636,380
          SECURITIES SOLD SHORT (0.6)% ..................................                                              (107,716,565)
          NET UNREALIZED LOSS ON FORWARD EXCHANGE
             CONTRACTS (0.2)% ...........................................                                               (34,130,356)
          OTHER ASSETS, LESS LIABILITIES 0.7% ...........................                                               126,895,980
                                                                                                                  ------------------
          NET ASSETS 100.0% .............................................                                         $  17,260,685,439
                                                                                                                  ------------------


                                                              Annual Report | 31

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY           SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
        r SECURITIES SOLD SHORT (PROCEEDS $112,850,226) 0.6%
            COMMERCIAL BANKS 0.6%
            Toronto-Dominion Bank                                                Canada           1,539,908       $     107,716,565
                                                                                                                  ------------------

CURRENCY ABBREVIATIONS

CAD - Canadian Dollar
EUR - Euro
GBP - British Pound

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
PIK  - Payment-In-Kind
REIT - Real Estate Investment Trust

a Non-income producing for the twelve months ended December 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2007, the aggregate value of these securities was $17,939,706, representing 0.10% of net assets.

c Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

d Rounds to less than 0.1% of net assets.

e See Note 10 regarding restricted securities.

f See Note 12 regarding holdings of 5% voting securities.

g Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2007, the aggregate value of these securities was $411,056,796, representing 2.38% of net assets.

h See Note 13 regarding other considerations.

i A portion or all of the security is on loan as of December 31, 2007. See Note 1(h).

j See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.

k Security or a portion of the security has been segregated as collateral for securities sold short. At December 31, 2007, the value of securities and or cash pledged amounted to $87,536,985.

l The principal amount is stated in U.S. dollars unless otherwise indicated.

m The coupon rate shown represents the rate at period end.

n See Note 9 regarding defaulted securities.

o The security is traded on a discount basis with no stated coupon rate.

p See Note 1(h) regarding securities on loan.

q The rate shown is the annualized seven-day yield at period end.

r See Note 1(g) regarding securities sold short.


32 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Discovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ..............................................................................   $  12,315,811,019
     Cost - Controlled affiliated issuers (Note 12) ...........................................................          10,913,951
     Cost - Non-controlled affiliated issuers (Note 12) .......................................................         533,870,327
                                                                                                                  ------------------
     Total cost of investments ................................................................................   $  12,860,595,297
                                                                                                                  ==================
     Value - Unaffiliated issuers (includes securities loaned in the amount of $8,465,777) ....................   $  16,753,453,768
     Value - Controlled affiliated issuer (Note 12) ...........................................................                  --
     Value - Non-controlled affiliated issuers (Note 12) ......................................................         522,182,612
                                                                                                                  ------------------
     Total value of investments ...............................................................................      17,275,636,380
   Cash on deposits with brokers for securities sold short ....................................................         111,013,795
   Foreign currency, at value (cost $35,640,300) ..............................................................          35,631,450
   Receivables:
     Capital shares sold ......................................................................................          39,838,283
     Dividends and interest ...................................................................................          25,012,795
   Unrealized gain on forward exchange contracts (Note 7) .....................................................          46,620,880
                                                                                                                  ------------------
       Total assets ...........................................................................................      17,533,753,583
                                                                                                                  ------------------
Liabilities:
   Payables:
     Investment securities purchased ..........................................................................           5,671,497
     Capital shares redeemed ..................................................................................          42,004,902
     Affiliates ...............................................................................................          23,051,377
   Funds advanced by custodian ................................................................................              59,456
   Securities sold short, at value (proceeds $112,850,226) ....................................................         107,716,565
   Payable upon return of securities loaned ...................................................................           9,238,186
   Unrealized loss on forward exchange contracts (Note 7) .....................................................          80,751,236
   Accrued expenses and other liabilities .....................................................................           4,574,925
                                                                                                                  ------------------
       Total liabilities ......................................................................................         273,068,144
                                                                                                                  ------------------
         Net assets, at value .................................................................................   $  17,260,685,439
                                                                                                                  ==================
Net assets consist of:
   Paid-in capital ............................................................................................   $  12,799,410,054
   Distributions in excess of net investment income ...........................................................         (10,579,632)
   Net unrealized appreciation (depreciation) .................................................................       4,386,214,251
   Accumulated net realized gain (loss) .......................................................................          85,640,766
                                                                                                                  ------------------
         Net assets, at value .................................................................................   $  17,260,685,439
                                                                                                                  ==================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 33

Mutual Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2007

Class Z:
   Net assets, at value .......................................................................................   $   4,720,388,259
                                                                                                                  ==================
   Shares outstanding .........................................................................................         145,481,590
                                                                                                                  ==================
   Net asset value and maximum offering price per share a .....................................................   $           32.45
                                                                                                                  ==================
Class A:
   Net assets, at value .......................................................................................   $   8,913,527,320
                                                                                                                  ==================
   Shares outstanding .........................................................................................         277,742,385
                                                                                                                  ==================
   Net asset value per share a ................................................................................   $           32.09
                                                                                                                  ==================
   Maximum offering price per share (net asset value per share / 94.25%) ......................................   $           34.05
                                                                                                                  ==================
Class B:
   Net assets, at value .......................................................................................   $     276,174,953
                                                                                                                  ==================
   Shares outstanding .........................................................................................           8,779,388
                                                                                                                  ==================
   Net asset value and maximum offering price per share a .....................................................   $           31.46
                                                                                                                  ==================
Class C:
   Net assets, at value .......................................................................................   $   3,075,593,403
                                                                                                                  ==================
   Shares outstanding .........................................................................................          96,602,233
                                                                                                                  ==================
   Net asset value and maximum offering price per share a .....................................................   $           31.84
                                                                                                                  ==================
Class R:
   Net assets, at value .......................................................................................   $     275,001,504
                                                                                                                  ==================
   Shares outstanding .........................................................................................           8,633,163
                                                                                                                  ==================
   Net asset value and maximum offering price per share a .....................................................   $           31.85
                                                                                                                  ==================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


34 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Discovery Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2007

Investment income:
   Dividends: (net of foreign taxes of $27,212,366)
     Unaffiliated issuers .....................................................................................   $     333,462,927
     Non-controlled affiliated issuers (Note 12) ..............................................................          58,800,043
Interest: (net of foreign taxes of $3,083)
   Unaffiliated issuers .......................................................................................          91,981,258
   Non-controlled affiliated issuers (Note 12) ................................................................             208,898
Income from securities loaned .................................................................................           1,921,701
                                                                                                                  ------------------
       Total investment income ................................................................................         486,374,827
                                                                                                                  ------------------
Expenses:
   Management fees (Note 3a) ..................................................................................         118,295,055
   Administrative fees (Note 3b) ..............................................................................          11,909,667
   Distribution fees: (Note 3c)
     Class A ..................................................................................................          24,639,541
     Class B ..................................................................................................           2,860,347
     Class C ..................................................................................................          27,858,343
     Class R ..................................................................................................           1,188,112
   Transfer agent fees (Note 3e) ..............................................................................          19,601,483
   Custodian fees (Note 4) ....................................................................................           4,042,361
   Reports to shareholders ....................................................................................           1,246,826
   Registration and filing fees ...............................................................................             836,634
   Professional fees ..........................................................................................             824,088
   Directors' fees and expenses ...............................................................................             246,017
   Dividends on securities sold short .........................................................................             702,876
   Other ......................................................................................................             498,976
                                                                                                                  ------------------
       Total expenses .........................................................................................         214,750,326
       Expense reductions (Note 4) ............................................................................             (39,881)
                                                                                                                  ------------------
         Net expenses .........................................................................................         214,710,445
                                                                                                                  ------------------
           Net investment income ..............................................................................         271,664,382
                                                                                                                  ------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments
       Unaffiliated Issuers ...................................................................................         847,197,690
       Non-controlled affiliated issuers (Note 12) ............................................................          69,998,317
     Written options ..........................................................................................             132,425
     Foreign currency transactions ............................................................................        (432,645,702)
     Securities sold short ....................................................................................         (11,817,133)
     Synthetic equity swaps ...................................................................................           4,677,013
                                                                                                                  ------------------
       Net realized gain (loss) ...............................................................................         477,542,610
                                                                                                                  ------------------
Net change in unrealized appreciation (depreciation) on:
     Investments ..............................................................................................         701,583,732
     Translation of assets and liabilities denominated in foreign currencies ..................................          15,433,556
                                                                                                                  ------------------
       Net change in unrealized appreciation (depreciation) ...................................................         717,017,288
                                                                                                                  ------------------
Net realized and unrealized gain (loss) .......................................................................       1,194,559,898
                                                                                                                  ------------------
Net increase (decrease) in net assets resulting from operations ...............................................   $   1,466,224,280
                                                                                                                  ==================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 35

Mutual Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               -------------------------------------
                                                                                                       YEAR ENDED DECEMBER 31,
                                                                                               -------------------------------------
                                                                                                      2007               2006
                                                                                               -------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ..................................................................  $    271,664,382   $     203,044,400
     Net realized gain (loss) from investments, written options, securities sold short,
       synthetic equity swaps, and foreign currency transactions ............................       477,542,610         417,255,448
     Net change in unrealized appreciation (depreciation) on investments, translation of
       assets and liabilities denominated in foreign currencies, and deferred taxes .........       717,017,288       1,559,485,835
                                                                                               -------------------------------------
         Net increase (decrease) in net assets resulting from operations ....................     1,466,224,280       2,179,785,683
                                                                                               -------------------------------------
   Distributions to shareholders from:
     Net investment income:
       Class Z ..............................................................................      (103,525,166)        (79,515,700)
       Class A ..............................................................................      (172,255,326)       (104,704,715)
       Class B ..............................................................................        (3,477,494)         (3,195,315)
       Class C ..............................................................................       (40,926,857)        (26,440,918)
       Class R ..............................................................................        (4,909,917)         (2,764,923)
Net realized gains:
       Class Z ..............................................................................       (98,813,037)       (152,564,620)
       Class A ..............................................................................      (188,175,584)       (226,734,020)
       Class B ..............................................................................        (6,040,635)        (11,010,320)
       Class C ..............................................................................       (65,710,419)        (85,287,764)
       Class R ..............................................................................        (5,833,119)         (6,547,343)
                                                                                               -------------------------------------
   Total distributions to shareholders ......................................................      (689,667,554)       (698,765,638)
                                                                                               -------------------------------------
   Capital share transactions: (Note 2)
       Class Z ..............................................................................       546,678,826         386,789,430
       Class A ..............................................................................     2,422,442,924       1,915,592,766
       Class B ..............................................................................       (16,203,793)         13,246,450
       Class C ..............................................................................       697,882,683         551,191,840
       Class R ..............................................................................        88,798,021          57,174,658
                                                                                               -------------------------------------
   Total capital share transactions .........................................................     3,739,598,661       2,923,995,144
                                                                                               -------------------------------------

   Redemption fees ..........................................................................            56,157              54,889
                                                                                               -------------------------------------
         Net increase (decrease) in net assets ..............................................     4,516,211,544       4,405,070,078
Net assets:
   Beginning of year ........................................................................    12,744,473,895       8,339,403,817
                                                                                               -------------------------------------
   End of year ..............................................................................  $ 17,260,685,439   $  12,744,473,895
                                                                                               =====================================
Distributions in excess of net investment income included in net assets:
   End of year ..............................................................................  $    (10,579,632)  $     (12,725,521)
                                                                                               =====================================


36 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Discovery Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund Inc. (Series Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Discovery Fund
(Fund)included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                              Annual Report | 37

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


38 | Annual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention if holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement


                                                              Annual Report | 39

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SYNTHETIC EQUITY SWAPS (CONTINUED)

of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.


40 | Annual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

I. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                                                              Annual Report | 41

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

M. GUARANTEES AND INDEMNIFICATIONS

Under the Series Funds' organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


42 | Annual Report

Mutual Discovery Fund

2. CAPITAL STOCK

At December 31, 2007, there were 870 million shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                            --------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                          2007                                 2006
                                            --------------------------------------------------------------------
                                                SHARES           AMOUNT               SHARES         AMOUNT
                                            --------------------------------------------------------------------
CLASS Z SHARES:
   Shares sold .........................        24,056,002   $   798,541,198        17,002,780  $   491,154,476
   Shares issued in reinvestment of
     distributions .....................         5,514,378       177,662,386         7,260,169      212,486,746
   Shares redeemed .....................       (12,948,159)     (429,524,758)      (10,860,325)    (316,851,792)
                                            --------------------------------------------------------------------
   Net increase (decrease) .............        16,622,221   $   546,678,826        13,402,624  $   386,789,430
                                            ====================================================================
CLASS A SHARES:
   Shares sold .........................        99,655,862   $ 3,253,322,579        79,025,862  $ 2,243,787,149
   Shares issued in reinvestment of
     distributions .....................        10,564,327       336,532,210        10,632,371      308,509,847
   Shares redeemed .....................       (35,803,944)   (1,167,411,865)      (22,474,891)    (636,704,230)
                                            --------------------------------------------------------------------
   Net increase (decrease) .............        74,416,245   $ 2,422,442,924        67,183,342  $ 1,915,592,766
                                            ====================================================================
CLASS B SHARES:
   Shares sold .........................           764,950   $    24,471,455         1,015,295  $    28,025,010
   Shares issued in reinvestment of
     distributions .....................           272,720         8,514,149           453,192       12,798,395
   Shares redeemed .....................        (1,535,785)      (49,189,397)         (996,900)     (27,576,955)
                                            --------------------------------------------------------------------
   Net increase (decrease) .............          (498,115)  $   (16,203,793)          471,587  $    13,246,450
                                            ====================================================================
CLASS C SHARES:
   Shares sold .........................        27,970,919   $   903,746,320        23,002,226  $   647,945,552
   Shares issued in reinvestment of
     distributions .....................         2,910,663        91,972,642         3,385,090       97,115,493
   Shares redeemed .....................        (9,203,919)     (297,836,279)       (6,905,349)    (193,869,205)
                                            --------------------------------------------------------------------
   Net increase (decrease) .............        21,677,663   $   697,882,683        19,481,967  $   551,191,840
                                            ====================================================================
CLASS R SHARES:
   Shares sold .........................         3,907,963   $   126,322,542        2,480,439   $    69,654,257
   Shares issued in reinvestment of
     distributions .....................           333,189        10,535,932           318,277        9,168,194
   Shares redeemed .....................        (1,480,501)      (48,060,453)         (770,653)     (21,647,793)
                                            --------------------------------------------------------------------
   Net increase (decrease) .............         2,760,651   $    88,798,021         2,028,063  $    57,174,658
                                            ====================================================================


                                                              Annual Report | 43

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)           Investment manager
Franklin Templeton Investment Management Limited (FTIML)  Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)      Principal underwriter
Franklin Templeton Investor Services, LLC (Investor       Transfer agent
Services)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE           NET ASSETS
--------------------------------------------------------------------------------
    0.800%                    Up to and including $4 billion
    0.770%                    Over $4 billion, up to and including $7 billion
    0.750%                    Over $7 billion, up to and including $10 billion
    0.730%                    Over $10 billion, up to and including $13 billion
    0.710%                    Over $13 billion, up to and including $16 billion
    0.690%*                   In excess of $16 billion

* Breakpoint added effective July 1, 2007.

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
    0.150%                   Up to and including $200 million
    0.135%                   Over $200 million, up to and including $700 million
    0.100%                   Over $700 million, up to and including $1.2 billion
    0.075%                   In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


44 | Annual Report

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

In addition, under the Fund's Class B, C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .................................         0.35%
Class B .................................         1.00%
Class C .................................         1.00%
Class R .................................         0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
  unaffiliated broker/dealers ........................        $9,133,439
Contingent deferred sales charges retained............        $  482,481

E. TRANSFER AGENT FEES

For the year ended December 31, 2007, the Fund paid transfer agent fees of $19,601,483, of which $8,836,745 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $1,763,159.


                                                              Annual Report | 45

Mutual Discovery Fund

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:
                                              ---------------------------
                                                  2007           2006
                                              ---------------------------
Distributions paid from:
  Ordinary income .........................   $325,094,760   $250,153,080
  Long term capital gain ..................    364,572,794    448,612,558
                                              ---------------------------
                                              $689,667,554   $698,765,638
                                              ===========================

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..................................   $ 12,884,106,281
                                                         =================

Unrealized appreciation ..............................   $  5,058,095,855
Unrealized depreciation ..............................       (666,565,756)
                                                         -----------------
Net unrealized appreciation (depreciation)............   $  4,391,530,099
                                                         =================

Undistributed ordinary income ........................   $     28,992,280
Undistributed long term capital gains ................         46,469,216
                                                         -----------------
Distributable earnings ...............................   $     75,461,496
                                                         =================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, synthetic equity swaps, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income, bond discounts and premiums, synthetic equity swaps, and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2007, aggregated $5,112,511,701 and $3,596,900,635, respectively.

Transactions in options written during the year ended December 31, 2007, were as follows:

                                      --------------------------
                                      NUMBER OF      PREMIUMS
                                      CONTRACTS      RECEIVED
                                      --------------------------
Options outstanding at
   December 31, 2006 ..............         990    $    112,825
Options written ...................         200          19,600
Options expired ...................      (1,190)       (132,425)
Options exercised .................          --              --
Options closed ....................          --              --
                                      --------------------------
Options outstanding at
   December 31, 2007 ..............          --    $         --
                                      ==========================


46 | Annual Report

Mutual Discovery Fund

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

                                                         -----------------------------------------------------------------
                                                             CONTRACT      SETTLEMENT      UNREALIZED        UNREALIZED
                                                              AMOUNT          DATE            GAIN              LOSS
                                                         -----------------------------------------------------------------
CONTRACTS TO BUY
     94,290,140   Norwegian Krone ....................   $    17,050,000     2/19/08    $       276,652   $            --
        677,621   Canadian Dollar ....................           664,745     3/26/08             17,718                --
      3,214,244   Danish Krone .......................           629,009     4/23/08                394                --

CONTRACTS TO SELL
  1,560,689,259   Norwegian Krone ....................       286,642,158     1/09/08                 --          (466,058)
     17,400,000   British Pound ......................        34,484,364     1/10/08                 --           (78,345)
    298,622,049   British Pound ......................       601,887,283     1/10/08          8,712,021                --
    304,073,640   Euro ...............................       420,971,928     1/14/08                 --       (22,894,970)
    820,655,565   Swedish Krona ......................       128,564,110     1/15/08          1,618,531                --
     77,259,193   Singapore Dollar ...................        51,794,750     1/24/08                 --        (1,903,335)
     33,565,253   New Zealand Dollar .................        25,795,568     2/08/08            187,930                --
    146,498,155   Euro ...............................       204,455,047     2/13/08                 --        (9,475,162)
     61,299,788   Euro ...............................        89,520,556     2/13/08              4,913                --
    462,188,667   Norwegian Krone ....................        84,432,260     2/19/08                 --          (499,020)
    771,200,000   Norwegian Krone ....................       142,335,737     2/19/08            620,874                --
    447,886,205   Euro ...............................       664,522,938     2/25/08         10,432,677                --
    466,044,975   Swiss Franc ........................       417,005,576     3/07/08          4,130,635                --
    230,982,027   British Pound ......................       467,320,721     3/10/08          9,243,937                --
    158,134,114   Euro ...............................       221,449,959     3/13/08                 --        (9,491,056)
    123,146,692   Euro ...............................       182,386,408     3/13/08          2,541,456                --
 26,174,934,744   Japanese Yen .......................       232,882,879     3/19/08                 --        (3,868,649)
    167,884,085   Canadian Dollar ....................       167,910,049     3/26/08                 --        (1,173,713)
  4,304,450,000   Korean Won .........................         4,600,000     3/27/08                 --           (22,228)
260,701,036,075   Korean Won .........................       285,673,500     3/27/08          5,726,079                --
  1,780,635,684   Danish Krone .......................       338,572,110     4/23/08                 --       (10,106,257)
    184,379,206   Euro ...............................       260,160,894     4/24/08                 --        (9,069,892)
    300,000,000   Euro ...............................       426,309,363     5/19/08                 --       (11,693,761)
     10,500,000   Euro ...............................        15,619,433     5/19/08            289,323                --
      3,600,000   Euro ...............................         5,247,000     5/28/08                 --            (8,790)
    251,838,733   Euro ...............................       370,487,595     5/28/08          2,817,740                --
                                                                                        ----------------------------------
   UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS .............................        46,620,880       (80,751,236)
                                                                                        ----------------------------------
      NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS .............................                     $   (34,130,356)
                                                                                                          ================

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                                                              Annual Report | 47

Mutual Discovery Fund

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2007, the aggregate value of these securities was $18,541,745, representing 0.11% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                           ACQUISITION
CONTRACTS         ISSUER                                                      DATES              COST          VALUE
------------------------------------------------------------------------------------------------------------------------
        352,895   AboveNet Inc. ....................................   10/02/01 - 12/12/07   $17,427,178   $ 17,644,750
            464   AboveNet Inc., stock grants, grant price
                     $20.95, expiration date 9/09/13 ...............    4/17/06 - 9/08/06             --         19,233
         12,673   AboveNet Inc., wts., 9/08/08 .....................   10/02/01 - 9/07/07      1,506,203        598,165
         14,911   AboveNet Inc., wts., 9/08/10 .....................   10/02/01 - 9/07/07      1,843,189        651,312
         66,860   Augsburg Re AG ...................................         5/25/06              66,860             --
        768,890   Augsburg Re AG, zero cpn., 1/30/08 ...............         5/25/06             768,890             --
      7,903,600   Cerberus CG Investor I LLC .......................         7/26/07           7,903,600      6,654,646
      7,903,600   Cerberus CG Investor I LLC, 12.00%,
                     7/31/14 .......................................         7/26/07           7,903,600      6,654,646
      7,903,600   Cerberus CG Investor II LLC ......................         7/26/07           7,903,600      6,654,646
      7,903,600   Cerberus CG Investor II LLC, 12.00%,
                     7/31/14 .......................................         7/26/07           7,903,600      6,654,646
      3,951,800   Cerberus CG Investor III LLC .....................         7/26/07           3,951,800      3,327,323


48| Annual Report

Mutual Discovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

--------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                        ACQUISITION
CONTRACTS         ISSUER                                                   DATES              COST         VALUE
--------------------------------------------------------------------------------------------------------------------
      3,951,800   Cerberus CG Investor III LLC, 12.00%,
                     7/31/14 ....................................         7/26/07         $ 3,951,800   $ 3,327,323
      8,723,795   Cerberus FIM Investors Auto Finance
                     LLC ........................................         11/20/06          8,723,795     4,680,586
     26,153,583   Cerberus FIM Investors Auto Finance
                     LLC, 12.00%, 11/22/13 ......................         11/21/06         26,153,583    14,032,206
        726,666   Cerberus FIM Investors Commercial
                     Finance LLC ................................         11/20/06            726,666       389,879
      2,179,997   Cerberus FIM Investors Commercial
                     Finance LLC, 12.00%, 11/22/13 ..............         11/20/06          2,179,997     1,169,636
      1,362,023   Cerberus FIM Investors Commercial
                     Mortgage LLC ...............................         11/20/06          1,362,023       730,767
      4,086,069   Cerberus FIM Investors Commercial
                     Mortgage LLC, 12.00%, 11/22/13 .............         11/20/06          4,086,069     2,192,302
      6,661,738   Cerberus FIM Investors Insurance
                     LLC ........................................         11/20/06          6,661,738     3,574,228
     19,985,213   Cerberus FIM Investors Insurance LLC,
                     12.00%, 11/22/13 ...........................         11/20/06         19,985,213    10,722,685
     12,402,778   Cerberus FIM Investors Rescap LLC .............         11/20/06         12,402,779     6,654,474
     37,208,337   Cerberus FIM Investors Rescap LLC,
                     12.00%, 11/22/13 ...........................         11/20/06         37,208,336    19,963,423
         89,831   Dana Holding Corp., 4.00%, cvt.,
                     pfd., B ....................................         12/27/07          8,983,100     8,983,100
        359,884   DecisionOne Corp. .............................    9/28/99 - 7/18/00        273,004            --
        444,865   DecisionOne Corp., 12.00%,
                     4/15/10 ....................................   10/29/99 - 10/17/07       865,275       444,865
         82,993   DecisionOne Corp., FRN, 9.50%,
                     5/12/09 ....................................         7/09/07              82,993        82,993
        197,603   DecisionOne Corp., wts., 6/08/17 ..............         7/09/07                  --            --
      3,850,425   Esmark Inc. ...................................   11/08/04 - 11/28/07    71,317,488    48,965,854
         12,017   FE Capital Holdings Ltd. ......................    8/29/03 - 3/22/07        428,176     7,893,554
      8,758,216   Hancock Discovery LLC .........................    3/06/97 - 7/20/98     10,913,951            --
      4,551,501   Imagine Group Holdings Ltd. ...................         8/31/04          46,614,197    52,069,171
      3,204,016   International Automotive Components
                     Group Brazil LLC ...........................    4/13/06 - 8/21/06      1,917,450    22,255,512
        650,533   International Automotive Components
                     Group Japan LLC ............................    9/26/06 - 3/27/07      5,652,928     5,833,592
     13,618,870   International Automotive Components
                     Group LLC ..................................    1/12/06 - 10/16/06    13,625,552    14,448,259
     11,533,275   International Automotive Components
                     Group NA LLC ...............................    3/30/07 - 10/10/07    11,517,385    15,858,253
      3,472,200   International Automotive Components
                     Group NA LLC, 9.00%, 4/01/17 ...............         3/30/07           3,524,283     3,472,200
      1,135,557   Kindred Healthcare Inc. .......................    5/20/99 - 3/29/06     10,626,030    26,947,903


                                                              Annual Report | 49

Mutual Discovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                        ACQUISITION
CONTRACTS         ISSUER                                                   DATES              COST         VALUE
---------------------------------------------------------------------------------------------------------------------
                  Kindred Healthcare Inc., stock grants:
          3,928      grant price $18.15, expiration date
                        7/17/11 .................................    7/17/02 - 7/17/05    $        --   $     21,922
          1,175      grant price $19.87, expiration date
                        1/01/12 .................................    1/01/03 - 1/01/06             --          4,537
          1,174      grant price $6.94, expiration date
                        1/01/13 .................................    1/01/04 - 1/03/07             --         19,713
            878      grant price $19.87, expiration date
                        1/01/14 .................................    1/01/05 - 1/03/07             --          3,390
            489      grant price $21.33, expiration date
                        1/10/15 .................................    1/06/06 - 1/09/07             --          1,174
            246      grant price $22.08, expiration date
                        1/10/16 .................................         1/09/07                  --            406
     29,617,472   Motor Coach Industries International
                     Inc., FRN, 18.081%, 12/01/08 ...............    5/27/04 - 11/30/07    29,617,472     29,321,297
              5   Motor Coach Industries International
                     Inc., wts., 5/27/09 ........................         3/30/07                  --             --
         55,890   NCB Warrant Holdings Ltd., A ..................         12/16/05                 --      3,316,056
         47,160   Olympus Re Holdings Ltd. ......................         12/19/01          4,716,000        154,458
        535,890 a Owens Corning Inc., exercise price
                     $37.50, expiration date 1/02/08,
                        shares ..................................         12/20/06             56,082         26,795
         86,280   PTV Inc., 10.00%, pfd., A .....................    12/07/01 - 3/06/02       258,840        103,536
                                                                                                        -------------
                       TOTAL RESTRICTED SECURITIES (2.07% of Net Assets) ............................   $356,525,416
                                                                                                        =============

a The Fund also invests in unrestricted securities of the issuer, valued at $15,177,577 as of December 31, 2007.

11. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2007, the Fund had aggregate unfunded capital commitments to investments of $17,415,000.

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2007, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                            NUMBER OF SHARES/                            NUMBER OF SHARES/
                             PRINCIPAL AMOUNT                             PRINCIPAL AMOUNT                                REALIZED
                                 HELD AT          GROSS        GROSS          HELD AT          VALUE AT    INVESTMENT      CAPITAL
NAME OF ISSUER              BEGINNING OF YEAR   ADDITIONS   REDUCTIONS      END OF YEAR      END OF YEAR     INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES a
Hancock Discovery LLC ....      8,758,216              --           --       8,758,216       $        --  $         --  $         --


50| Annual Report

Mutual Discovery Fund

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER OF SHARES/                          NUMBER OF SHARES/
                              PRINCIPAL AMOUNT                           PRINCIPAL AMOUNT                                REALIZED
                                   HELD AT          GROSS       GROSS         HELD AT         VALUE AT     INVESTMENT     CAPITAL
NAME OF ISSUER                BEGINNING OF YEAR   ADDITIONS  REDUCTIONS     END OF YEAR     END OF YEAR      INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Aker Yards ASA .............             --       6,889,540   1,137,510       5,752,030     $ 65,622,571  $ 1,458,732  $ (3,758,879)
Augsberg Re AG .............         66,860              --          --          66,860               --           --            --
Augsberg Re AG, zero cpn.,
   1/30/08 .................        768,890              --          --         768,890               --           --            --
CSM NV .....................      4,036,926              --          --       4,036,926      136,088,747    3,733,486            --
Dockwise Ltd. ..............             --      12,379,100          --      12,379,100       51,252,139           --            --
Esmark Inc. ................          7,661       3,884,320      41,556       3,850,425       48,965,854      183,864            --
Esmark Inc., 8.00%, cvt.
   pfd., A .................         27,889             610      28,499              --               --    1,705,437       353,037
Farmer Brothers Co. ........        904,637              --          --         904,637       20,797,605      402,563            --
FE Capital Holdings Ltd. ...         11,589             428          --          12,017        7,893,554           --            --
Florida East Coast
   Industries Inc. .........      2,247,600              --   2,247,600              --               --   48,638,064    73,404,159
Imagine Group Holdings
   Ltd. ....................      4,551,501              --          --       4,551,501       52,069,171           --            --
International Automotive
   Components Group Brazil
   LLC .....................      3,204,016              --          --       3,204,016       22,255,512           --            --
International Automotive
   Components Group Japan
   LLC .....................        561,502          89,031          --         650,533        5,833,592           --            --
International Automotive
   Components Group
   NA LLC ..................             --      11,533,275          --      11,533,275               --b          --            --
International Automotive
   Components Group NA LLC,
      9.00%, 4/01/17 .......             --       3,472,200          --       3,472,200               --b     208,898            --
Kloeckner & Co. AG .........        506,310       2,289,954          --       2,796,264      111,403,867    2,677,897            --
                                                                                            ----------------------------------------
TOTAL NON-CONTROLLED AFFILIATES .........................................................   $522,182,612  $59,008,941  $ 69,998,317
                                                                                            ----------------------------------------
TOTAL AFFILIATED SECURITIES (3.03% of Net Assets) .......................................   $522,182,612  $59,008,941  $ 69,998,317
                                                                                            ========================================

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.

b As of December 31, 2007, no longer an affiliate.

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                                                              Annual Report | 51

Mutual Discovery Fund

14. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

15. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


52 | Annual Report

Mutual Discovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL DISCOVERY FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Discovery Fund (one of the Funds constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Discovery Fund of the Franklin Mutual Series Fund Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2008


                                                              Annual Report | 53

Mutual Discovery Fund

TAX DESIGNATION  (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $411,042,010 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $399,011,943 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $32,397,837 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 29.59% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Mutual Discovery Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 20, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, Class Z and Class R shareholders of record.

RECORD DATE: 12/20/2007
-------------------------------------------------------------------------------
                              FOREIGN TAX      FOREIGN            FOREIGN
                                 PAID       SOURCE INCOME  QUALIFIED DIVIDENDS
CLASS                          PER SHARE      PER SHARE         PER SHARE
-------------------------------------------------------------------------------
Class A ...................    $ 0.0526       $ 0.4131          $ 0.3159
Class B ...................    $ 0.0526       $ 0.2616          $ 0.2003
Class C ...................    $ 0.0526       $ 0.2843          $ 0.2176
Class Z ...................    $ 0.0526       $ 0.4705          $ 0.3601
Class R ...................    $ 0.0526       $ 0.3811          $ 0.2916


54 | Annual Report

Mutual Discovery Fund

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 55

Mutual Discovery Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION            TIME SERVED      BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)      Director            Since 1987       7                           None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------

ANN TORRE BATES (1958)              Director            Since 1994       7                           SLM Corporation (Sallie Mae)
c/o Franklin Mutual Advisers, LLC                                                                    and Allied Capital
101 John F. Kennedy Parkway                                                                          Corporation (financial
Short Hills, NJ 07078-2789                                                                           services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------

BURTON J. GREENWALD (1929)          Director            Since 2002       14                          Franklin Templeton Emerging
c/o Franklin Mutual Advisers, LLC                                                                    Markets Debt Opportunities
101 John F. Kennedy Parkway                                                                          Fund PLC and Fiduciary
Short Hills, NJ 07078-2789                                                                           International Ireland
                                                                                                     Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (1930)          Director            Since 1974       7                           None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------


56 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION            TIME SERVED      BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)            Director            Since 1998       14                          None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. WADE (1946)               Director and        Director         34                          El Oro and Exploration Co.,
c/o Franklin Mutual Advisers, LLC   Chairman            since 1991                                   p.l.c. (investments) and ARC
101 John F. Kennedy Parkway         of the Board        and Chairman                                 Wireless Solutions, Inc.
Short Hills, NJ 07078-2789                              of the Board                                 (wireless components and
                                                        since 2005                                   network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION            TIME SERVED      BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)         Director            Since April      92                          None
One Franklin Parkway                                    2007
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**PETER A. LANGERMAN (1955)         Director,           Director         7                           None
c/o Franklin Mutual Advisers, LLC   President and       since April
101 John F. Kennedy Parkway         Chief Executive     2007 and
Short Hills, NJ 07078-2702          Officer -           President and
                                    Investment          Chief
                                    Management          Executive
                                                        Officer -
                                                        Investment
                                                        Management
                                                        since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.
------------------------------------------------------------------------------------------------------------------------------------

PHILIPPE BRUGERE-TRELAT (1949)      Vice President      Since 2005       Not Applicable              Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 57

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION            TIME SERVED      BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)               Chief               Chief            Not Applicable              Not Applicable
One Franklin Parkway                Compliance          Compliance
San Mateo, CA 94403-1906            Officer and         Officer since
                                    Vice President      2004 and Vice
                                    - AML Compliance    President -
                                                        AML
                                                        Compliance
                                                        since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL J. EMBLER (1964)            Senior Vice         Since 2005       Not Applicable              Not Applicable
101 John F. Kennedy Parkway         President and
Short Hills, NJ 07078-2789          Chief
                                    Investment
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (1947)             Senior Vice         Since 2002       Not Applicable              Not Applicable
500 East Broward Blvd.              President and
Suite 2100                          Chief Executive
Fort Lauderdale, FL 33394-3091      Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

STEVEN J. GRAY (1955)               Secretary           Since 2005       Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

GREGORY R. SEWARD (1956)            Treasurer           Since 2005       Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------


58 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION            TIME SERVED      BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                Vice President      Since 2005       Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------

GALEN G. VETTER (1951)              Chief Financial     Since 2004       Not Applicable              Not Applicable
500 East Broward Blvd.              Officer and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 2: Prior to December 31, 2007, William J. Lippman, Leonard Rubin and Anne
M. Tatlock ceased to be directors of the Fund.

THE FUND'S BOARD HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 59

Mutual Discovery Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


60 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund 2
Franklin Small Cap Growth Fund II 3
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 5
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
   Products Trust 9

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

3. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


12/07                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL DISCOVERY FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


477 A2007 02/08


Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Mutual Financial Services Fund ............................................    4

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   14

Financial Highlights and Statement of Investments .........................   16

Financial Statements ......................................................   24

Notes to Financial Statements .............................................   28

Report of Independent Registered Public Accounting Firm ...................   41

Tax Designation ...........................................................   42

Board Members and Officers ................................................   44

Shareholder Information ...................................................   48

--------------------------------------------------------------------------------

Shareholder Letter

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------------
CLASS Z                                       12/31/07
-------------------------------------------------------
1-Year                                          -8.71%
-------------------------------------------------------
5-Year                                         +13.44%
-------------------------------------------------------
10-Year                                        +12.05%
-------------------------------------------------------

Dear Shareholder:

We are pleased to bring you the annual report for Mutual Financial Services Fund. Although Mutual Financial Services Fund - Class Z declined 8.71% for the year ended December 31, 2007, this compared favorably with the Standard and Poor's 500 (S&P 500) Financials Index, which fell 18.63% during the same period. 1 While our distinctive, disciplined investment style contributed to the Fund's continued relative outperformance, we were not completely immune from the financial services sector's significant underperformance relative to the broader market.

The year under review was a difficult environment for financial services-specific investing, as a number of factors affected these stocks as well as the economy in general. These factors included: (1) credit problems centered around sub-prime mortgage lending; (2) declining home values in the U.S.; (3) a nearly complete evaporation of the corporate leveraged lending that fueled the leveraged buyout boom of the past several years; (4) a sharp increase in oil, mining and agricultural commodity prices; and (5) a sharp decline in the value of the U.S. dollar relative to most other currencies.

1. Source: Standard & Poor's Micropal. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500 Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

--------------------------------------------------------------------------------

eDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                               Not part of the annual report | 1

The positive factors impacting the Fund's 2007 results centered around our philosophy of investing with capital preservation as a top priority. Successful investing is at least as much about curtailing losses as it is about participating in the upside, and while we did not avoid a loss this year, we are content in knowing that our approach helped minimize losses over the Fund's fiscal year. The Fund has also served our investors well over the longer term, as Class Z shares delivered a 24.76% cumulative total return over the past three years and easily outpaced the S&P 500 Financials Index, which rose just 3.27% over the same time. 1 Specifically, our enduring strategy of investing in specialty insurance companies and attractively valued securities exchanges, especially those in Europe, continued to perform well during 2007.

The past year was one in which many financial stocks with apparently inexpensive valuations became even cheaper, and those with rich valuations outperformed. This presented a problem to many value investors. We chose to navigate this course by investing in stocks that offered solid business models and balance sheets with less relative risk. The Fund's U.S. exposure continued to wane, as has been the trend for several years. We divested from many U.S. companies in 2005 and 2006, particularly those that seemed directly exposed to the risks of a U.S. housing slowdown. We took further steps in 2007 to eliminate exposure to companies where we saw significant downside potential. Also, we never allocated a significant amount of capital to U.S. investment banks, where four years of retained earnings can be (and sometimes are) wiped out within a calendar quarter or two of write-downs.

Many of our investments in Europe, while outperforming their U.S. peers, still detracted from the Fund's absolute performance in 2007 in the latter half of the year. Although many of our investments in European banks had no direct and little secondary exposure to increasingly risky U.S. assets, the widespread sell-off within the financial services sector, sparked primarily by the subprime mortgage lending crisis, negatively impacted funding markets and dragged down stock prices globally. We had projected that these stocks would have performed even better than they did amid a U.S.-driven downturn but viewed the valuations at which many of these companies were trading at year-end as having substantially less risk than their underlying valuations implied.

Fear and volatility can breed opportunity for patient investors. We are happy to take advantage of market stresses to buy great companies cheaply, and the extended credit crisis in particular continues to create such opportunities. We have no crystal ball telling us precisely when the U.S. housing market will turn positive, where oil prices will be a year from now, or what actions the


2 | Not part of the annual report

Federal Reserve Board will take. However, we believe that if we stick to our discipline of buying good businesses at cheap valuations, we should reach our goal of limiting our downside risk while generating consistent returns over the long term.

In the enclosed annual report for Mutual Financial Services Fund, the portfolio manager discusses market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

As always, we thank you for your trust and support and extend our best wishes for a happy, healthy and prosperous 2008.

Sincerely,

/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

/s/ Michael J. Embler

Michael J. Embler
Senior Vice President and Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                               Not part of the annual report | 3

Annual Report

Mutual Financial Services Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Mutual Financial Services Fund covers the fiscal year ended December 31, 2007.

PERFORMANCE OVERVIEW

Mutual Financial Services Fund - Class Z had a cumulative total return of -8.71% for the 12 months ended December 31, 2007. The Fund - Class Z underperformed its broad benchmark, the Standard & Poor's 500 (S&P 500) Index, which returned +5.49% for the same period, but outperformed its narrow benchmark, the S&P 500 Financials Index, which returned -18.63%. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

1. Source: Standard & Poor's Micropal. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500 Index. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%. 2

To alleviate the credit crunch and restore investor confidence, the world's major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

--------------------------------------------------------------------------------
WHAT IS RETURN ON EQUITY?
--------------------------------------------------------------------------------
RETURN ON EQUITY IS AN AMOUNT, EXPRESSED AS A PERCENTAGE, EARNED ON A COMPANY'S COMMON STOCK INVESTMENT FOR A GIVEN PERIOD. IT IS CALCULATED BY DIVIDING COMMON STOCK EQUITY (NET WORTH) AT THE BEGINNING OF THE ACCOUNTING PERIOD INTO NET INCOME FOR THE PERIOD AFTER PREFERRED STOCK DIVIDENDS BUT BEFORE COMMON STOCK DIVIDENDS. RETURN ON EQUITY TELLS COMMON SHAREHOLDERS HOW EFFECTUALLY THEIR MONEY IS BEING EMPLOYED. COMPARING PERCENTAGES FOR CURRENT AND PRIOR PERIODS ALSO REVEALS TRENDS, AND COMPARISON WITH INDUSTRY COMPOSITES REVEALS HOW WELL A COMPANY IS HOLDING ITS OWN AGAINST ITS COMPETITORS.
--------------------------------------------------------------------------------

2. Source: "For Deal Makers, Tale of Two Halves," THE WALL STREET JOURNAL,
1/2/08.


                                                               Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                                       28.2%
Germany                                                                    12.8%
Norway                                                                      6.9%
Sweden                                                                      6.4%
Belgium                                                                     5.6%
France                                                                      4.9%
Switzerland                                                                 4.4%
U.K.                                                                        4.2%
Italy                                                                       3.9%
Japan                                                                       3.3%
Greece                                                                      3.1%
Denmark                                                                     2.5%
Other                                                                       9.7%
Short-Term Investments & Other Net Assets                                   4.1%

INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

MANAGER'S DISCUSSION

Among the Fund's top contributors to performance in 2007 were Deutsche Boerse, OMX and Hellenic Exchanges.

The Fund's investment in Deutsche Boerse rose nearly 99% in local currency as cash equity trading volumes surged 63%, the company resumed its buyback of shares, and investors appeared to recognize hidden potential embedded in the business. The exchange industry grew as such quasi-monopolies benefited from higher volumes in different product classes and generally beneficial pricing trends. Deutsche Boerse also tapped into the structural potential of its business by announcing future cost cutting of over 100 millioneuros per year to enhance profitability. We believed future exchange consolidation prospects placed the company in a good position for ongoing shareholder returns. Therefore, we increased our holdings in Deutsche Boerse throughout 2007 when we found the price attractive.

OMX, a company owning securities exchanges in the Nordic and Baltic regions of Europe, appreciated 115% in local currency as its acquisition by the NASDAQ-Borse Dubai group closed successfully. The cash-generative nature of exchanges has made them a Fund staple for many years, and OMX experienced many of the same positive trends that other exchanges saw in 2007. Seeing the fundamental attractions of the business, NASDAQ-Borse Dubai acquired OMX to create a transatlantic business and to leverage off of OMX's undervalued technology business.


6 | Annual Report

Our investment in Hellenic Exchanges, the Greek stock exchange, appreciated 81% in local currency during 2007. The positive factors affecting securities trading were felt in markets both large and small, as the Greek stock exchange possesses a highly profitable monopoly in Greek securities and in 2007 earned an EBITDA (earnings before interest, tax, depreciation and amortization) margin in excess of 70% with potential for further cost containment. In addition to robust growth in trading volumes, Hellenic Exchanges has maintained a generous capital return program and has continually reduced its operating costs, cutting them by almost 20% since 2004. We believe many of the attractive qualities found in other European exchanges are present in Hellenic Exchanges, and it could become a sought-after acquisition target by another exchange or financial groups as the pan-European consolidation theme proceeds.

In a difficult year for the financial services sector as a whole, the Fund also owned several stocks that detracted from performance. Among the leading detractors were Belgium-based Fortis, whose operations are focused in banking, insurance and investment management; Banca Popolare, an Italian financial services provider; and Eurocastle, a Guernsey-based company that operates in the German real estate industry.

Fortis declined 30% in local currency as the company raised a significant amount of capital to fund its acquisition of ABN Amro's Dutch retail banking, asset management and private banking units. Fortis was part of a consortium with Royal Bank of Scotland and Banco Santander, which together acquired these businesses and by year-end had completed the largest bank acquisition in European history. Fortis' stock price also came under pressure after the company announced weak third quarter 2007 operating results for its banking and insurance businesses.

The Fund's shares of Banca Popolare declined 34% in local currency during 2007. As global economic fears became more evident in the markets, Banca Popolare suffered as investors became hesitant about the bank's growth prospects for the next few years. Also, concerns developed over the potential integration of its $10 billion BPI (Banca Popolare Italiana) acquisition and lost revenue stemming from the company's Banca Italease subsidiary. At period-end, we believed Banca Popolare should be able to weather an economic downturn due to its regional focus and potential future earnings growth from merger integration.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 12/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Commercial Banks                                                           25.4%
Diversified Financial Services                                             18.1%
Insurance                                                                  17.5%
Real Estate                                                                12.3%
Capital Markets                                                             9.4%
Thrifts & Mortgage Finance                                                  6.0%
Commercial Services & Supplies                                              2.4%
Media                                                                       1.5%
Consumer Finance                                                            1.3%
Corporate Bonds                                                             1.1%
Other                                                                       5.0%


                                                               Annual Report | 7

TOP 10 HOLDINGS
12/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Fortis                                                                      4.6%
   DIVERSIFIED FINANCIAL SERVICES, BELGIUM
--------------------------------------------------------------------------------
Deutsche Boerse AG                                                          3.7%
   DIVERSIFIED FINANCIAL SERVICES, GERMANY
--------------------------------------------------------------------------------
Acta Holding ASA                                                            3.0%
   CAPITAL MARKETS, NORWAY
--------------------------------------------------------------------------------
Oslo Bors Holding ASA                                                       3.0%
   DIVERSIFIED FINANCIAL SERVICES, NORWAY
--------------------------------------------------------------------------------
BNP Paribas SA                                                              2.9%
   COMMERCIAL BANKS, FRANCE
--------------------------------------------------------------------------------
Danske Bank AS                                                              2.5%
   COMMERCIAL BANKS, DENMARK
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                        2.4%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Banque Cantonale Vaudoise                                                   2.4%
   COMMERCIAL BANKS, SWITZERLAND
--------------------------------------------------------------------------------
D. Carnegie & Co. AB                                                        2.2%
   CAPITAL MARKETS, SWEDEN
--------------------------------------------------------------------------------
Hellenic Exchanges SA Holding                                               2.1%
   DIVERSIFIED FINANCIAL SERVICES, GREECE
--------------------------------------------------------------------------------

Our investment in Eurocastle shares declined 53% in local currency. Investors became concerned with the functioning of global funding markets as well as with global economic weakening and its possible effects on the recovery in German office properties. In our analysis, Eurocastle stock traded at a meaningful discount to its liquidation value at period-end, which indicated the presence of significant value.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2007, the Fund benefited to the extent it was not fully hedged.

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]    /s/ Charles M. Lahr

                   Charles M. Lahr, CFA
                   Portfolio Manager

                   Mutual Financial Services Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
CHARLES LAHR has been a portfolio manager for Mutual Financial Services Fund since 2004. He is also portfolio manager for Mutual Discovery Fund. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and the Principal Financial Group.
--------------------------------------------------------------------------------


8 | ANNUAL REPORT

Performance Summary as of 12/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------
CLASS Z (SYMBOL: TEFAX)                                CHANGE    12/31/07    12/31/06
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$3.91      $18.68      $22.59
--------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
--------------------------------------------------------------------------------------
Dividend Income                             $0.6144
--------------------------------------------------------------------------------------
Short-Term Capital Gain                     $0.1339
--------------------------------------------------------------------------------------
Long-Term Capital Gain                      $1.2614
--------------------------------------------------------------------------------------
      TOTAL                                 $2.0097
--------------------------------------------------------------------------------------
CLASS A (SYMBOL: TFSIX)                                CHANGE    12/31/07    12/31/06
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$3.90      $18.70      $22.60
--------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
--------------------------------------------------------------------------------------
Dividend Income                             $0.5418
--------------------------------------------------------------------------------------
Short-Term Capital Gain                     $0.1339
--------------------------------------------------------------------------------------
Long-Term Capital Gain                      $1.2614
--------------------------------------------------------------------------------------
      TOTAL                                 $1.9371
--------------------------------------------------------------------------------------
CLASS B (SYMBOL: TBFSX)                                CHANGE    12/31/07    12/31/06
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$3.82      $18.26      $22.08
--------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
--------------------------------------------------------------------------------------
Dividend Income                             $0.3594
--------------------------------------------------------------------------------------
Short-Term Capital Gain                     $0.1339
--------------------------------------------------------------------------------------
Long-Term Capital Gain                      $1.2614
--------------------------------------------------------------------------------------
      TOTAL                                 $1.7547
--------------------------------------------------------------------------------------
CLASS C (SYMBOL: TMFSX)                                CHANGE    12/31/07    12/31/06
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$3.87      $18.59      $22.46
--------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
--------------------------------------------------------------------------------------
Dividend Income                             $0.3757
--------------------------------------------------------------------------------------
Short-Term Capital Gain                     $0.1339
--------------------------------------------------------------------------------------
Long-Term Capital Gain                      $1.2614
--------------------------------------------------------------------------------------
      TOTAL                                 $1.7710
--------------------------------------------------------------------------------------


                                                               Annual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------
CLASS Z                                                1-YEAR       5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return 2                               -8.71%      +87.85%         +212.08%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3                           -8.71%      +13.44%          +12.05%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $ 9,129     $ 18,785         $ 31,208
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5         1.08%
------------------------------------------------------------------------------------------------
CLASS A                                                1-YEAR       5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return 2                               -8.99%      +84.82%         +202.17%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3                          -14.22%      +11.74%          +11.03%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $ 8,578     $ 17,422         $ 28,478
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5         1.39%
------------------------------------------------------------------------------------------------
CLASS B                                                1-YEAR       5-YEAR    INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------
Cumulative Total Return 2                               -9.58%      +78.77%         +168.41%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3                          -12.89%      +12.07%          +11.59%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $ 8,711     $ 17,677         $ 26,841
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5         2.08%
------------------------------------------------------------------------------------------------
CLASS C                                                1-YEAR       5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return 2                               -9.60%      +78.66%         +182.94%
------------------------------------------------------------------------------------------------
Average Annual Total Return 3                          -10.43%      +12.31%          +10.96%
------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                         $ 8,957     $ 17,866         $ 28,294
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5         2.08%
------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/98-12/31/07)

  [THE FOLLOWING TABLE WAS REPRESENTED BY LINE GRAPH IN THE PRINTED MATERIAL.]

                Mutual Financial               S&P 500 Financials
     Date        Services Fund     S&P 500 6        Index 6
-------------   ----------------   ---------   -------------------
     1/1/1998        $10,000        $10,000         $10,000
    1/31/1998        $10,098        $10,111         $ 9,715
    2/28/1998        $11,091        $10,840         $10,628
    3/31/1998        $11,735        $11,395         $11,234
    4/30/1998        $12,044        $11,510         $11,420
    5/31/1998        $11,783        $11,312         $11,145
    6/30/1998        $11,645        $11,771         $11,612
    7/31/1998        $11,609        $11,646         $11,614
    8/31/1998        $ 9,381        $ 9,962         $ 8,936
    9/30/1998        $ 9,578        $10,600         $ 9,115
   10/31/1998        $ 9,997        $11,463         $10,221
   11/30/1998        $10,441        $12,157         $10,918
   12/31/1998        $10,708        $12,858         $11,142
    1/31/1999        $10,675        $13,396         $11,379
    2/28/1999        $10,458        $12,979         $11,531
    3/31/1999        $10,717        $13,498         $11,972
    4/30/1999        $11,399        $14,021         $12,784
    5/31/1999        $11,541        $13,690         $12,073
    6/30/1999        $12,066        $14,450         $12,573
    7/31/1999        $11,941        $13,999         $11,792
    8/31/1999        $11,380        $13,929         $11,250
    9/30/1999        $11,238        $13,548         $10,666
   10/31/1999        $12,058        $14,405         $12,446
   11/30/1999        $11,807        $14,698         $11,835
   12/31/1999        $11,211        $15,563         $11,601
    1/31/2000        $10,515        $14,781         $11,234
    2/29/2000        $ 9,639        $14,502         $10,017
    3/31/2000        $11,014        $15,920         $11,876
    4/30/2000        $10,928        $15,441         $11,503
    5/31/2000        $11,624        $15,124         $12,274
    6/30/2000        $11,329        $15,497         $11,530
    7/31/2000        $12,059        $15,255         $12,722
    8/31/2000        $12,982        $16,203         $13,943
    9/30/2000        $13,852        $15,347         $14,274
   10/31/2000        $13,738        $15,282         $14,212
   11/30/2000        $13,333        $14,078         $13,374
   12/31/2000        $14,832        $14,146         $14,582
    1/31/2001        $15,022        $14,648         $14,542
    2/28/2001        $15,068        $13,313         $13,587
    3/31/2001        $15,168        $12,469         $13,178
    4/30/2001        $15,804        $13,438         $13,668
    5/31/2001        $16,495        $13,528         $14,219
    6/30/2001        $16,917        $13,199         $14,214
    7/31/2001        $17,130        $13,069         $13,984
    8/31/2001        $17,001        $12,251         $13,132
    9/30/2001        $15,658        $11,262         $12,357
   10/31/2001        $15,501        $11,476         $12,127
   11/30/2001        $16,177        $12,357         $12,993
   12/31/2001        $16,658        $12,465         $13,277
    1/31/2002        $16,978        $12,283         $13,070
    2/28/2002        $17,088        $12,046         $12,880
    3/31/2002        $18,070        $12,499         $13,736
    4/30/2002        $18,610        $11,741         $13,370
    5/31/2002        $18,750        $11,655         $13,347
    6/30/2002        $18,044        $10,825         $12,714
    7/31/2002        $17,153        $ 9,981         $11,705
    8/31/2002        $17,501        $10,046         $11,945
    9/30/2002        $16,077        $ 8,955         $10,548
   10/31/2002        $16,508        $ 9,743         $11,503
   11/30/2002        $16,671        $10,316         $11,975
   12/31/2002        $16,613        $ 9,710         $11,334
    1/31/2003        $16,425        $ 9,456         $11,145
    2/28/2003        $16,081        $ 9,314         $10,796
    3/31/2003        $16,227        $ 9,404         $10,754
    4/30/2003        $17,344        $10,179         $12,071
    5/31/2003        $18,325        $10,715         $12,709
    6/30/2003        $18,388        $10,852         $12,741
    7/31/2003        $18,952        $11,043         $13,326
    8/31/2003        $19,276        $11,259         $13,192
    9/30/2003        $19,234        $11,139         $13,280
   10/31/2003        $20,384        $11,769         $14,194
   11/30/2003        $20,802        $11,873         $14,155
   12/31/2003        $21,635        $12,495         $14,851
    1/31/2004        $22,315        $12,725         $15,324
    2/29/2004        $22,639        $12,902         $15,730
    3/31/2004        $22,725        $12,707         $15,575
    4/30/2004        $21,873        $12,508         $14,856
    5/31/2004        $22,002        $12,679         $15,129
    6/30/2004        $22,284        $12,926         $15,204
    7/31/2004        $21,988        $12,498         $14,892
    8/31/2004        $22,273        $12,549         $15,393
    9/30/2004        $22,922        $12,684         $15,261
   10/31/2004        $22,966        $12,878         $15,339
   11/30/2004        $24,251        $13,399         $15,793
   12/31/2004        $25,015        $13,855         $16,468
    1/31/2005        $24,648        $13,518         $16,112
    2/28/2005        $25,089        $13,802         $16,027
    3/31/2005        $24,648        $13,558         $15,418
    4/30/2005        $24,318        $13,300         $15,434
    5/31/2005        $25,052        $13,724         $15,857
    6/30/2005        $25,708        $13,743         $16,085
    7/31/2005        $26,813        $14,254         $16,338
    8/31/2005        $26,474        $14,124         $16,053
    9/30/2005        $26,574        $14,239         $16,201
   10/31/2005        $26,210        $14,001         $16,713
   11/30/2005        $27,504        $14,531         $17,496
   12/31/2005        $28,551        $14,536         $17,535
    1/31/2006        $29,768        $14,921         $17,692
    2/28/2006        $30,799        $14,961         $18,050
    3/31/2006        $31,593        $15,147         $18,103
    4/30/2006        $31,950        $15,351         $18,887
    5/31/2006        $30,429        $14,909         $18,192
    6/30/2006        $30,068        $14,929         $18,080
    7/31/2006        $30,244        $15,021         $18,528
    8/31/2006        $31,081        $15,379         $18,743
    9/30/2006        $31,823        $15,775         $19,524
   10/31/2006        $32,498        $16,289         $19,998
   11/30/2006        $32,809        $16,599         $20,123
   12/31/2006        $34,185        $16,832         $20,900
    1/31/2007        $35,320        $17,086         $21,085
    2/28/2007        $35,078        $16,752         $20,456
    3/31/2007        $35,396        $16,939         $20,305
    4/30/2007        $36,379        $17,690         $21,145
    5/31/2007        $37,438        $18,307         $21,632
    6/30/2007        $36,114        $18,003         $20,735
    7/31/2007        $34,027        $17,445         $19,118
    8/31/2007        $33,408        $17,706         $19,413
    9/30/2007        $33,114        $18,368         $19,852
   10/31/2007        $32,991        $18,661         $19,493
   11/30/2007        $31,445        $17,880         $17,984
   12/31/2007        $31,208        $17,756         $17,006

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS Z                                                                12/31/07
--------------------------------------------------------------------------------
1-Year                                                                   -8.71%
--------------------------------------------------------------------------------
5-Year                                                                  +13.44%
--------------------------------------------------------------------------------
10-Year                                                                 +12.05%
--------------------------------------------------------------------------------

CLASS A (1/1/98-12/31/07)

  [THE FOLLOWING TABLE WAS REPRESENTED BY LINE GRAPH IN THE PRINTED MATERIAL.]

                Mutual Financial               S&P 500 Financials
     Date        Services Fund     S&P 500 6        Index 6
-------------   ----------------   ---------   -------------------
     1/1/1998        $ 9,424        $10,000         $10,000
    1/31/1998        $ 9,517        $10,111         $ 9,715
    2/28/1998        $10,453        $10,840         $10,628
    3/31/1998        $11,067        $11,395         $11,234
    4/30/1998        $11,351        $11,510         $11,420
    5/31/1998        $11,105        $11,312         $11,145
    6/30/1998        $10,967        $11,771         $11,612
    7/31/1998        $10,936        $11,646         $11,614
    8/31/1998        $ 8,837        $ 9,962         $ 8,936
    9/30/1998        $ 9,015        $10,600         $ 9,115
   10/31/1998        $ 9,402        $11,463         $10,221
   11/30/1998        $ 9,821        $12,157         $10,918
   12/31/1998        $10,066        $12,858         $11,142
    1/31/1999        $10,035        $13,396         $11,379
    2/28/1999        $ 9,832        $12,979         $11,531
    3/31/1999        $10,066        $13,498         $11,972
    4/30/1999        $10,708        $14,021         $12,784
    5/31/1999        $10,841        $13,690         $12,073
    6/30/1999        $11,324        $14,450         $12,573
    7/31/1999        $11,206        $13,999         $11,792
    8/31/1999        $10,680        $13,929         $11,250
    9/30/1999        $10,538        $13,548         $10,666
   10/31/1999        $11,300        $14,405         $12,446
   11/30/1999        $11,065        $14,698         $11,835
   12/31/1999        $10,505        $15,563         $11,601
    1/31/2000        $ 9,853        $14,781         $11,234
    2/29/2000        $ 9,026        $14,502         $10,017
    3/31/2000        $10,312        $15,920         $11,876
    4/30/2000        $10,231        $15,441         $11,503
    5/31/2000        $10,874        $15,124         $12,274
    6/30/2000        $10,598        $15,497         $11,530
    7/31/2000        $11,280        $15,255         $12,722
    8/31/2000        $12,135        $16,203         $13,943
    9/30/2000        $12,940        $15,347         $14,274
   10/31/2000        $12,833        $15,282         $14,212
   11/30/2000        $12,447        $14,078         $13,374
   12/31/2000        $13,855        $14,146         $14,582
    1/31/2001        $14,025        $14,648         $14,542
    2/28/2001        $14,058        $13,313         $13,587
    3/31/2001        $14,152        $12,469         $13,178
    4/30/2001        $14,736        $13,438         $13,668
    5/31/2001        $15,380        $13,528         $14,219
    6/30/2001        $15,762        $13,199         $14,214
    7/31/2001        $15,960        $13,069         $13,984
    8/31/2001        $15,831        $12,251         $13,132
    9/30/2001        $14,579        $11,262         $12,357
   10/31/2001        $14,432        $11,476         $12,127
   11/30/2001        $15,054        $12,357         $12,993
   12/31/2001        $15,497        $12,465         $13,277
    1/31/2002        $15,794        $12,283         $13,070
    2/28/2002        $15,896        $12,046         $12,880
    3/31/2002        $16,799        $12,499         $13,736
    4/30/2002        $17,292        $11,741         $13,370
    5/31/2002        $17,422        $11,655         $13,347
    6/30/2002        $16,761        $10,825         $12,714
    7/31/2002        $15,934        $ 9,981         $11,705
    8/31/2002        $16,248        $10,046         $11,945
    9/30/2002        $14,925        $ 8,955         $10,548
   10/31/2002        $15,315        $ 9,743         $11,503
   11/30/2002        $15,468        $10,316         $11,975
   12/31/2002        $15,408        $ 9,710         $11,334
    1/31/2003        $15,225        $ 9,456         $11,145
    2/28/2003        $14,906        $ 9,314         $10,796
    3/31/2003        $15,032        $ 9,404         $10,754
    4/30/2003        $16,065        $10,179         $12,071
    5/31/2003        $16,964        $10,715         $12,709
    6/30/2003        $17,027        $10,852         $12,741
    7/31/2003        $17,540        $11,043         $13,326
    8/31/2003        $17,840        $11,259         $13,192
    9/30/2003        $17,792        $11,139         $13,280
   10/31/2003        $18,846        $11,769         $14,194
   11/30/2003        $19,224        $11,873         $14,155
   12/31/2003        $19,999        $12,495         $14,851
    1/31/2004        $20,617        $12,725         $15,324
    2/29/2004        $20,906        $12,902         $15,730
    3/31/2004        $20,985        $12,707         $15,575
    4/30/2004        $20,188        $12,508         $14,856
    5/31/2004        $20,298        $12,679         $15,129
    6/30/2004        $20,552        $12,926         $15,204
    7/31/2004        $20,278        $12,498         $14,892
    8/31/2004        $20,532        $12,549         $15,393
    9/30/2004        $21,130        $12,684         $15,261
   10/31/2004        $21,160        $12,878         $15,339
   11/30/2004        $22,337        $13,399         $15,793
   12/31/2004        $23,034        $13,855         $16,468
    1/31/2005        $22,696        $13,518         $16,112
    2/28/2005        $23,101        $13,802         $16,027
    3/31/2005        $22,685        $13,558         $15,418
    4/30/2005        $22,370        $13,300         $15,434
    5/31/2005        $23,045        $13,724         $15,857
    6/30/2005        $23,642        $13,743         $16,085
    7/31/2005        $24,658        $14,254         $16,338
    8/31/2005        $24,334        $14,124         $16,053
    9/30/2005        $24,415        $14,239         $16,201
   10/31/2005        $24,080        $14,001         $16,713
   11/30/2005        $25,258        $14,531         $17,496
   12/31/2005        $26,217        $14,536         $17,535
    1/31/2006        $27,321        $14,921         $17,692
    2/28/2006        $28,267        $14,961         $18,050
    3/31/2006        $28,995        $15,147         $18,103
    4/30/2006        $29,310        $15,351         $18,887
    5/31/2006        $27,903        $14,909         $18,192
    6/30/2006        $27,566        $14,929         $18,080
    7/31/2006        $27,714        $15,021         $18,528
    8/31/2006        $28,482        $15,379         $18,743
    9/30/2006        $29,151        $15,775         $19,524
   10/31/2006        $29,758        $16,289         $19,998
   11/30/2006        $30,042        $16,599         $20,123
   12/31/2006        $31,289        $16,832         $20,900
    1/31/2007        $32,328        $17,086         $21,085
    2/28/2007        $32,092        $16,752         $20,456
    3/31/2007        $32,369        $16,939         $20,305
    4/30/2007        $33,255        $17,690         $21,145
    5/31/2007        $34,224        $18,307         $21,632
    6/30/2007        $33,018        $18,003         $20,735
    7/31/2007        $31,080        $17,445         $19,118
    8/31/2007        $30,515        $17,706         $19,413
    9/30/2007        $30,246        $18,368         $19,852
   10/31/2007        $30,119        $18,661         $19,493
   11/30/2007        $28,705        $17,880         $17,984
   12/31/2007        $28,478        $17,756         $17,006

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                12/31/07
--------------------------------------------------------------------------------
1-Year                                                                  -14.22%
--------------------------------------------------------------------------------
5-Year                                                                  +11.74%
--------------------------------------------------------------------------------
10-Year                                                                 +11.03%
--------------------------------------------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS B                                                                12/31/07
--------------------------------------------------------------------------------
1-Year                                                                  -12.89%
--------------------------------------------------------------------------------
5-Year                                                                  +12.07%
--------------------------------------------------------------------------------
Since Inception (1/1/99)                                                +11.59%
--------------------------------------------------------------------------------

CLASS B (1/1/99-12/31/07)

  [THE FOLLOWING TABLE WAS REPRESENTED BY LINE GRAPH IN THE PRINTED MATERIAL.]

                Mutual Financial               S&P 500 Financials
     Date        Services Fund     S&P 500 6        Index 6
-------------   ----------------   ---------   -------------------
     1/1/1999        $10,000        $10,000         $10,000
    1/31/1999        $ 9,961        $10,418         $10,212
    2/28/1999        $ 9,759        $10,094         $10,349
    3/31/1999        $ 9,984        $10,498         $10,745
    4/30/1999        $10,614        $10,905         $11,473
    5/31/1999        $10,738        $10,647         $10,836
    6/30/1999        $11,215        $11,238         $11,285
    7/31/1999        $11,090        $10,887         $10,583
    8/31/1999        $10,559        $10,833         $10,097
    9/30/1999        $10,419        $10,536         $ 9,573
   10/31/1999        $11,168        $11,203         $11,170
   11/30/1999        $10,926        $11,431         $10,622
   12/31/1999        $10,369        $12,104         $10,412
    1/31/2000        $ 9,722        $11,496         $10,082
    2/29/2000        $ 8,901        $11,278         $ 8,991
    3/31/2000        $10,161        $12,382         $10,659
    4/30/2000        $10,073        $12,009         $10,324
    5/31/2000        $10,711        $11,763         $11,016
    6/30/2000        $10,424        $12,053         $10,348
    7/31/2000        $11,092        $11,864         $11,417
    8/31/2000        $11,924        $12,601         $12,514
    9/30/2000        $12,714        $11,936         $12,811
   10/31/2000        $12,600        $11,886         $12,755
   11/30/2000        $12,217        $10,949         $12,003
   12/31/2000        $13,583        $11,002         $13,088
    1/31/2001        $13,751        $11,392         $13,052
    2/28/2001        $13,776        $10,354         $12,194
    3/31/2001        $13,851        $ 9,698         $11,827
    4/30/2001        $14,421        $10,451         $12,267
    5/31/2001        $15,041        $10,521         $12,762
    6/30/2001        $15,414        $10,265         $12,757
    7/31/2001        $15,593        $10,164         $12,550
    8/31/2001        $15,457        $ 9,528         $11,786
    9/30/2001        $14,228        $ 8,759         $11,090
   10/31/2001        $14,074        $ 8,926         $10,884
   11/30/2001        $14,672        $ 9,610         $11,661
   12/31/2001        $15,099        $ 9,694         $11,916
    1/31/2002        $15,384        $ 9,553         $11,730
    2/28/2002        $15,466        $ 9,369         $11,560
    3/31/2002        $16,346        $ 9,721         $12,328
    4/30/2002        $16,814        $ 9,132         $11,999
    5/31/2002        $16,924        $ 9,064         $11,979
    6/30/2002        $16,277        $ 8,419         $11,410
    7/31/2002        $15,461        $ 7,763         $10,506
    8/31/2002        $15,761        $ 7,813         $10,720
    9/30/2002        $14,467        $ 6,964         $ 9,467
   10/31/2002        $14,833        $ 7,577         $10,323
   11/30/2002        $14,974        $ 8,023         $10,748
   12/31/2002        $14,917        $ 7,552         $10,172
    1/31/2003        $14,727        $ 7,354         $10,002
    2/28/2003        $14,414        $ 7,244         $ 9,689
    3/31/2003        $14,528        $ 7,314         $ 9,652
    4/30/2003        $15,524        $ 7,917         $10,834
    5/31/2003        $16,377        $ 8,334         $11,407
    6/30/2003        $16,423        $ 8,440         $11,435
    7/31/2003        $16,916        $ 8,589         $11,960
    8/31/2003        $17,192        $ 8,756         $11,839
    9/30/2003        $17,135        $ 8,663         $11,918
   10/31/2003        $18,151        $ 9,153         $12,739
   11/30/2003        $18,502        $ 9,234         $12,704
   12/31/2003        $19,225        $ 9,718         $13,328
    1/31/2004        $19,819        $ 9,897         $13,753
    2/29/2004        $20,082        $10,034         $14,117
    3/31/2004        $20,150        $ 9,883         $13,978
    4/30/2004        $19,381        $ 9,728         $13,333
    5/31/2004        $19,478        $ 9,861         $13,578
    6/30/2004        $19,707        $10,053         $13,645
    7/31/2004        $19,430        $ 9,720         $13,366
    8/31/2004        $19,667        $ 9,759         $13,815
    9/30/2004        $20,222        $ 9,865         $13,697
   10/31/2004        $20,242        $10,016         $13,767
   11/30/2004        $21,362        $10,421         $14,174
   12/31/2004        $22,015        $10,776         $14,780
    1/31/2005        $21,675        $10,513         $14,460
    2/28/2005        $22,048        $10,734         $14,384
    3/31/2005        $21,631        $10,544         $13,837
    4/30/2005        $21,324        $10,344         $13,852
    5/31/2005        $21,960        $10,673         $14,232
    6/30/2005        $22,516        $10,689         $14,436
    7/31/2005        $23,472        $11,086         $14,663
    8/31/2005        $23,146        $10,985         $14,407
    9/30/2005        $23,213        $11,074         $14,540
   10/31/2005        $22,876        $10,889         $15,000
   11/30/2005        $23,989        $11,301         $15,703
   12/31/2005        $24,884        $11,305         $15,737
    1/31/2006        $25,918        $11,604         $15,878
    2/28/2006        $26,800        $11,636         $16,200
    3/31/2006        $27,458        $11,781         $16,247
    4/30/2006        $27,752        $11,939         $16,951
    5/31/2006        $26,400        $11,595         $16,327
    6/30/2006        $26,067        $11,611         $16,226
    7/31/2006        $26,199        $11,683         $16,629
    8/31/2006        $26,907        $11,961         $16,821
    9/30/2006        $27,518        $12,269         $17,523
   10/31/2006        $28,082        $12,669         $17,948
   11/30/2006        $28,334        $12,909         $18,060
   12/31/2006        $29,491        $13,091         $18,757
    1/31/2007        $30,470        $13,289         $18,923
    2/28/2007        $30,248        $13,029         $18,359
    3/31/2007        $30,508        $13,174         $18,224
    4/30/2007        $31,344        $13,758         $18,977
    5/31/2007        $32,256        $14,238         $19,414
    6/30/2007        $31,117        $14,001         $18,609
    7/31/2007        $29,291        $13,567         $17,158
    8/31/2007        $28,758        $13,771         $17,423
    9/30/2007        $28,504        $14,286         $17,817
   10/31/2007        $28,385        $14,513         $17,494
   11/30/2007        $27,053        $13,906         $16,141
   12/31/2007        $26,841        $13,810         $15,263

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                12/31/07
--------------------------------------------------------------------------------
1-Year                                                                  -10.43%
--------------------------------------------------------------------------------
5-Year                                                                  +12.31%
--------------------------------------------------------------------------------
10-Year                                                                 +10.96%
--------------------------------------------------------------------------------

CLASS C (1/1/98-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Mutual Financial               S&P 500 Financials
      Date       Services Fund     S&P 500 6        Index 6
-------------   ----------------   ---------   -------------------
     1/1/1998        $10,000        $10,000         $10,000
    1/31/1998        $10,098        $10,111         $ 9,715
    2/28/1998        $11,076        $10,840         $10,628
    3/31/1998        $11,711        $11,395         $11,234
    4/30/1998        $12,013        $11,510         $11,420
    5/31/1998        $11,744        $11,312         $11,145
    6/30/1998        $11,597        $11,771         $11,612
    7/31/1998        $11,549        $11,646         $11,614
    8/31/1998        $ 9,330        $ 9,962         $ 8,936
    9/30/1998        $ 9,519        $10,600         $ 9,115
   10/31/1998        $ 9,922        $11,463         $10,221
   11/30/1998        $10,357        $12,157         $10,918
   12/31/1998        $10,612        $12,858         $11,142
    1/31/1999        $10,571        $13,396         $11,379
    2/28/1999        $10,356        $12,979         $11,531
    3/31/1999        $10,596        $13,498         $11,972
    4/30/1999        $11,257        $14,021         $12,784
    5/31/1999        $11,397        $13,690         $12,073
    6/30/1999        $11,905        $14,450         $12,573
    7/31/1999        $11,764        $13,999         $11,792
    8/31/1999        $11,209        $13,929         $11,250
    9/30/1999        $11,052        $13,548         $10,666
   10/31/1999        $11,856        $14,405         $12,446
   11/30/1999        $11,599        $14,698         $11,835
   12/31/1999        $11,002        $15,563         $11,601
    1/31/2000        $10,311        $14,781         $11,234
    2/29/2000        $ 9,442        $14,502         $10,017
    3/31/2000        $10,783        $15,920         $11,876
    4/30/2000        $10,690        $15,441         $11,503
    5/31/2000        $11,364        $15,124         $12,274
    6/30/2000        $11,066        $15,497         $11,530
    7/31/2000        $11,772        $15,255         $12,722
    8/31/2000        $12,658        $16,203         $13,943
    9/30/2000        $13,493        $15,347         $14,274
   10/31/2000        $13,372        $15,282         $14,212
   11/30/2000        $12,968        $14,078         $13,374
   12/31/2000        $14,421        $14,146         $14,582
    1/31/2001        $14,589        $14,648         $14,542
    2/28/2001        $14,625        $13,313         $13,587
    3/31/2001        $14,704        $12,469         $13,178
    4/30/2001        $15,305        $13,438         $13,668
    5/31/2001        $15,968        $13,528         $14,219
    6/30/2001        $16,356        $13,199         $14,214
    7/31/2001        $16,554        $13,069         $13,984
    8/31/2001        $16,410        $12,251         $13,132
    9/30/2001        $15,105        $11,262         $12,357
   10/31/2001        $14,943        $11,476         $12,127
   11/30/2001        $15,582        $12,357         $12,993
   12/31/2001        $16,030        $12,465         $13,277
    1/31/2002        $16,328        $12,283         $13,070
    2/28/2002        $16,415        $12,046         $12,880
    3/31/2002        $17,350        $12,499         $13,736
    4/30/2002        $17,851        $11,741         $13,370
    5/31/2002        $17,967        $11,655         $13,347
    6/30/2002        $17,285        $10,825         $12,714
    7/31/2002        $16,418        $ 9,981         $11,705
    8/31/2002        $16,733        $10,046         $11,945
    9/30/2002        $15,363        $ 8,955         $10,548
   10/31/2002        $15,748        $ 9,743         $11,503
   11/30/2002        $15,895        $10,316         $11,975
   12/31/2002        $15,836        $ 9,710         $11,334
    1/31/2003        $15,637        $ 9,456         $11,145
    2/28/2003        $15,299        $ 9,314         $10,796
    3/31/2003        $15,429        $ 9,404         $10,754
    4/30/2003        $16,473        $10,179         $12,071
    5/31/2003        $17,388        $10,715         $12,709
    6/30/2003        $17,435        $10,852         $12,741
    7/31/2003        $17,953        $11,043         $13,326
    8/31/2003        $18,252        $11,259         $13,192
    9/30/2003        $18,192        $11,139         $13,280
   10/31/2003        $19,267        $11,769         $14,194
   11/30/2003        $19,646        $11,873         $14,155
   12/31/2003        $20,409        $12,495         $14,851
    1/31/2004        $21,041        $12,725         $15,324
    2/29/2004        $21,317        $12,902         $15,730
    3/31/2004        $21,388        $12,707         $15,575
    4/30/2004        $20,562        $12,508         $14,856
    5/31/2004        $20,664        $12,679         $15,129
    6/30/2004        $20,912        $12,926         $15,204
    7/31/2004        $20,622        $12,498         $14,892
    8/31/2004        $20,871        $12,549         $15,393
    9/30/2004        $21,462        $12,684         $15,261
   10/31/2004        $21,483        $12,878         $15,339
   11/30/2004        $22,666        $13,399         $15,793
   12/31/2004        $23,360        $13,855         $16,468
    1/31/2005        $23,004        $13,518         $16,112
    2/28/2005        $23,405        $13,802         $16,027
    3/31/2005        $22,959        $13,558         $15,418
    4/30/2005        $22,638        $13,300         $15,434
    5/31/2005        $23,314        $13,724         $15,857
    6/30/2005        $23,896        $13,743         $16,085
    7/31/2005        $24,907        $14,254         $16,338
    8/31/2005        $24,566        $14,124         $16,053
    9/30/2005        $24,636        $14,239         $16,201
   10/31/2005        $24,284        $14,001         $16,713
   11/30/2005        $25,459        $14,531         $17,496
   12/31/2005        $26,409        $14,536         $17,535
    1/31/2006        $27,502        $14,921         $17,692
    2/28/2006        $28,447        $14,961         $18,050
    3/31/2006        $29,147        $15,147         $18,103
    4/30/2006        $29,454        $15,351         $18,887
    5/31/2006        $28,018        $14,909         $18,192
    6/30/2006        $27,672        $14,929         $18,080
    7/31/2006        $27,810        $15,021         $18,528
    8/31/2006        $28,549        $15,379         $18,743
    9/30/2006        $29,213        $15,775         $19,524
   10/31/2006        $29,802        $16,289         $19,998
   11/30/2006        $30,078        $16,599         $20,123
   12/31/2006        $31,300        $16,832         $20,900
    1/31/2007        $32,317        $17,086         $21,085
    2/28/2007        $32,066        $16,752         $20,456
    3/31/2007        $32,331        $16,939         $20,305
    4/30/2007        $33,195        $17,690         $21,145
    5/31/2007        $34,143        $18,307         $21,632
    6/30/2007        $32,910        $18,003         $20,735
    7/31/2007        $30,961        $17,445         $19,118
    8/31/2007        $30,378        $17,706         $19,413
    9/30/2007        $30,093        $18,368         $19,852
   10/31/2007        $29,951        $18,661         $19,493
   11/30/2007        $28,528        $17,880         $17,984
   12/31/2007        $28,294        $17,756         $17,006


12 | Annual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS IMPACTING THE SECTOR. IN ADDITION, THE FUND INVESTS IN FOREIGN SECURITIES WHOSE RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500.


                                                              Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                        VALUE 7/1/07     VALUE 12/31/07   PERIOD* 7/1/07-12/31/07
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $  864.20             $  5.26
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,019.56             $  5.70
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $  862.50             $  6.62
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,018.10             $  7.17
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $  859.70             $  9.94
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,014.52             $ 10.76
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $  859.70             $  9.94
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,014.52             $ 10.76
--------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.12%; A: 1.41%; B: 2.12%; and C: 2.12%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 15

Mutual Financial Services Fund

FINANCIAL HIGHLIGHTS

                                                                     -------------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
CLASS Z                                                                  2007         2006         2005         2004         2003
                                                                     -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................   $  22.59     $  21.59     $  20.45     $  20.06     $  15.92
                                                                     -------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................................       0.51         0.40         0.44         0.34         0.23
   Net realized and unrealized gains (losses) ....................      (2.41)        3.76         2.40         2.70         4.58
                                                                     -------------------------------------------------------------
Total from investment operations .................................      (1.90)        4.16         2.84         3.04         4.81
                                                                     -------------------------------------------------------------
Less distributions from:
   Net investment income .........................................      (0.61)       (0.57)       (0.49)       (0.32)       (0.24)
   Net realized gains ............................................      (1.40)       (2.59)       (1.21)       (2.33)       (0.43)
                                                                     -------------------------------------------------------------
Total distributions ..............................................      (2.01)       (3.16)       (1.70)       (2.65)       (0.67)
                                                                     -------------------------------------------------------------
Redemption fees ..................................................         -- d         -- d         -- d         -- d         --
                                                                     -------------------------------------------------------------
Net asset value, end of year .....................................   $  18.68     $  22.59     $  21.59     $  20.45     $  20.06
                                                                     =============================================================

Total return .....................................................      (8.71)%      19.73%       14.14%       15.62%       30.23%

RATIOS TO AVERAGE NET ASSETS
Expenses c .......................................................       1.11% e      1.08% e      1.12% e      1.10% e      1.13%
Expenses - excluding dividend expense on securities sold short ...       1.11% e      1.08% e      1.11% e      1.09% e      1.11%
Net investment income ............................................       2.25%        1.71%        2.10%        1.65%        1.28%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................   $164,890     $213,874     $174,864     $166,175     $151,918
Portfolio turnover rate ..........................................      49.87%       62.65%       31.71%       38.40%       25.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Financial Services Fund

                                                                      -------------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
CLASS A                                                                   2007         2006         2005         2004        2003
                                                                      -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $  22.60     $  21.61     $  20.47     $  20.08     $  15.95
                                                                      -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................................       0.44         0.33         0.37         0.27         0.16
   Net realized and unrealized gains (losses) .....................      (2.40)        3.76         2.41         2.70         4.58
                                                                      -------------------------------------------------------------
Total from investment operations ..................................      (1.96)        4.09         2.78         2.97         4.74
                                                                      -------------------------------------------------------------
Less distributions from:
   Net investment income ..........................................      (0.54)       (0.51)       (0.43)       (0.25)       (0.18)
   Net realized gains .............................................      (1.40)       (2.59)       (1.21)       (2.33)       (0.43)
                                                                      -------------------------------------------------------------
Total distributions ...............................................      (1.94)       (3.10)       (1.64)       (2.58)       (0.61)
                                                                      -------------------------------------------------------------
Redemption fees ...................................................         -- e         -- e         -- e         -- e         --
                                                                      -------------------------------------------------------------
Net asset value, end of year ......................................   $  18.70     $  22.60     $  21.61     $  20.47     $  20.08
                                                                      =============================================================

Total return c ....................................................      (8.99)%      19.35%       13.82%       15.17%       29.79%

RATIOS TO AVERAGE NET ASSETS
Expenses d ........................................................       1.40% f      1.39% f      1.42% f      1.44% f      1.48%
Expenses - excluding dividend expense on securities sold short ....       1.40% f      1.39% f      1.41% f      1.43% f      1.46%
Net investment income .............................................       1.96%        1.40%        1.80%        1.31%        0.93%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $441,180     $557,768     $359,058     $296,778     $264,411
Portfolio turnover rate ...........................................      49.87%       62.65%       31.71%       38.40%       25.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable.

d Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Mutual Financial Services Fund

                                                                      -------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
CLASS B                                                                   2007         2006         2005         2004         2003
                                                                      -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $  22.08     $  21.17     $  20.09     $  19.76     $  15.73
                                                                      -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................................       0.27         0.16         0.23         0.14         0.05
   Net realized and unrealized gains (losses) .....................      (2.33)        3.68         2.34         2.64         4.49
                                                                      -------------------------------------------------------------
Total from investment operations ..................................      (2.06)        3.84         2.57         2.78         4.54
                                                                      -------------------------------------------------------------
Less distributions from:
   Net investment income ..........................................      (0.36)       (0.34)       (0.28)       (0.12)       (0.08)
   Net realized gains .............................................      (1.40)       (2.59)       (1.21)       (2.33)       (0.43)
                                                                      -------------------------------------------------------------
Total distributions ...............................................      (1.76)       (2.93)       (1.49)       (2.45)       (0.51)
                                                                      -------------------------------------------------------------
Redemption fees ...................................................         -- e         -- e         -- e         -- e         --
                                                                      -------------------------------------------------------------
Net asset value, end of year ......................................   $  18.26     $  22.08     $  21.17     $  20.09     $  19.76
                                                                      =============================================================

Total return c ....................................................      (9.58)%      18.51%       13.03%       14.51%       28.88%

RATIOS TO AVERAGE NET ASSETS
Expenses d ........................................................       2.11% f      2.08% f      2.12% f      2.10% f      2.12%
Expenses - excluding dividend expense on securities sold short ....       2.11% f      2.08% f      2.11% f      2.09% f      2.10%
Net investment income .............................................       1.25%        0.71%        1.10%        0.65%        0.29%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $ 30,756     $ 46,085     $ 42,526     $ 42,614     $ 34,219
Portfolio turnover rate ...........................................      49.87%       62.65%       31.71%       38.40%       25.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable.

d Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Financial Services Fund

                                                                      -------------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
CLASS C                                                                   2007         2006         2005         2004         2003
                                                                      -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $  22.46     $  21.51     $  20.39     $  20.02     $  15.92
                                                                      -------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................................       0.28         0.16         0.23         0.13         0.05
   Net realized and unrealized gains (losses) .....................      (2.37)        3.73         2.38         2.68         4.55
                                                                      -------------------------------------------------------------
Total from investment operations ..................................      (2.09)        3.89         2.61         2.81         4.60
                                                                      -------------------------------------------------------------
Less distributions from:
   Net investment income ..........................................      (0.38)       (0.35)       (0.28)       (0.11)       (0.07)
   Net realized gains .............................................      (1.40)       (2.59)       (1.21)       (2.33)       (0.43)
                                                                      -------------------------------------------------------------
Total distributions ...............................................      (1.78)       (2.94)       (1.49)       (2.44)       (0.50)
                                                                      -------------------------------------------------------------
Redemption fees ...................................................         -- e         -- e         -- e         -- e         --
                                                                      -------------------------------------------------------------
Net asset value, end of year ......................................   $  18.59     $  22.46     $  21.51     $  20.39     $  20.02
                                                                      =============================================================

Total return c ....................................................      (9.60)%      18.52%       13.06%       14.46%       28.87%

RATIOS TO AVERAGE NET ASSETS
Expenses d ........................................................       2.11% f      2.08% f      2.12% f      2.10% f      2.13%
Expenses - excluding dividend expense on securities sold short ....       2.11% f      2.08% f      2.11% f      2.09% f      2.11%
Net investment income .............................................       1.25%        0.71%        1.10%        0.65%        0.28%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $183,684     $225,305     $169,000     $155,698     $141,233
Portfolio turnover rate ...........................................      49.87%       62.65%       31.71%       38.40%       25.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commission or contingent deferred sales charges, if applicable.

d Includes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Mutual Financial Services Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY                 SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 96.6%
        COMMON STOCKS AND OTHER EQUITY INTERESTS 95.5%
        CAPITAL MARKETS 9.4%
        Acta Holding ASA ..........................................           Norway                  5,917,580     $    24,717,833
        D. Carnegie & Co. AB ......................................           Sweden                    931,850          18,087,319
      a Gottex Fund Management Holdings Ltd. ......................         Switzerland                  55,916           3,424,436
        Legg Mason Inc. ...........................................        United States                 71,542           5,233,297
        Marfin Investment Group Holdings SA .......................           Greece                    994,503           8,620,888
        Tullett Prebon PLC ........................................       United Kingdom              1,814,894          16,921,642
                                                                                                                    ----------------
                                                                                                                         77,005,415
                                                                                                                    ----------------

        COMMERCIAL BANKS 26.1%
        Aareal Bank AG ............................................           Germany                   297,429          13,334,108
        Abington Bancorp Inc. .....................................        United States                576,850           5,422,390
      a Alliance Bank & Trust Co. .................................        United States                226,100           2,159,255
a,b,c,d Atlantic Banc Holdings Inc. ...............................        United States                350,000           3,500,000
      a Banco Popolare SpA ........................................            Italy                    458,584          10,145,596
        Banque Cantonale Vaudoise .................................         Switzerland                  44,100          19,497,088
        BNP Paribas SA ............................................           France                    220,650          23,899,253
      a Centennial Bank Holdings Inc. .............................        United States              1,333,807           7,709,405
        Commerce Bancorp Inc. .....................................        United States                207,100           7,898,794
        Danske Bank AS ............................................           Denmark                   517,029          20,212,652
  a,b,c Elephant Capital Holdings Ltd. ............................            Japan                      2,167           1,427,272
  a,b,c First Chicago Bancorp .....................................        United States                496,868           6,956,152
        First Community Bancorp ...................................        United States                365,031          15,053,878
        Intesa Sanpaolo SpA .......................................            Italy                  1,926,362          15,208,788
        Intesa Sanpaolo SpA, di Risp ..............................            Italy                    147,000           1,072,086
        Mitsubishi UFJ Financial Group Inc. .......................            Japan                    612,602           5,751,641
  a,b,c NCB Warrant Holdings Ltd., A ..............................            Japan                     10,590             628,324
        Royal Bank of Scotland Group PLC ..........................       United Kingdom                 78,483             692,382
        Societe Generale, A .......................................           France                    113,975          16,454,969
        Southern National Bancorp of Virginia Inc. ................        United States                290,840           2,617,560
        Sumitomo Mitsui Financial Group Inc. ......................            Japan                        741           5,561,736
        Svenska Handelsbanken AB, A ...............................           Sweden                    278,531           8,917,196
        Swedbank AB, A ............................................           Sweden                    219,136           6,202,250
        U.S. Bancorp ..............................................        United States                450,101          14,286,206
                                                                                                                    ----------------
                                                                                                                        214,608,981
                                                                                                                    ----------------

        COMMERCIAL SERVICES & SUPPLIES 2.4%
      a Comdisco Holding Co. Inc. .................................        United States                    103                 938
    a,e Comdisco Holding Co. Inc., Contingent Distribution ........        United States              4,645,036                  --
        Intrum Justitia AB ........................................           Sweden                    846,790          15,061,146
      a Protection One Inc. .......................................        United States                370,533           4,405,637
                                                                                                                    ----------------
                                                                                                                         19,467,721
                                                                                                                    ----------------

        CONSUMER FINANCE 1.3%
  a,b,c Cerberus CG Investor I LLC ................................        United States              1,000,000             841,976
  a,b,c Cerberus CG Investor II LLC ...............................        United States              1,000,000             841,977
  a,b,c Cerberus CG Investor III LLC ..............................        United States                500,000             420,988
  a,b,c Cerberus FIM Investors Auto Finance LLC ...................        United States              1,255,339             673,528
  a,b,c Cerberus FIM Investors Commercial Finance LLC .............        United States                104,566              56,103
  a,b,c Cerberus FIM Investors Commercial Mortgage LLC ............        United States                195,993             105,156
  a,b,c Cerberus FIM Investors Insurance LLC ......................        United States                958,613             514,325


20 | Annual Report

Mutual Financial Services Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY                 SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        CONSUMER FINANCE (CONTINUED)
  a,b,c Cerberus FIM Investors Rescap LLC .........................        United States              1,784,739     $       957,568
        SLM Corp. .................................................        United States                173,470           3,493,686
      a White River Capital Inc. ..................................        United States                172,799           3,012,319
                                                                                                                    ----------------
                                                                                                                         10,917,626
                                                                                                                    ----------------

        DIVERSIFIED BANKS 0.6%
  a,b,c The Bankshares Inc. .......................................        United States                456,903           4,569,030
                                                                                                                    ----------------

        DIVERSIFIED FINANCIAL SERVICES 18.1%
        Banca Italease ............................................            Italy                    144,761           2,023,842
        Bolsas Y Mercados Espanoles ...............................            Spain                    165,309          11,241,955
        Citigroup Inc. ............................................        United States                188,240           5,541,785
        Deutsche Boerse AG ........................................           Germany                   153,979          30,504,280
        Fortis ....................................................           Belgium                 1,429,904          37,728,084
      a Fortis VVPR Strip .........................................           Belgium                   439,970               6,421
        Guinness Peat Group PLC ...................................       United Kingdom              5,439,414           7,254,601
        Hellenic Exchanges SA Holding .............................           Greece                    490,500          17,179,468
        KBC Ancora ................................................           Belgium                    69,280           7,835,542
        Osaka Securities Exchange Co. Ltd. ........................            Japan                      1,023           4,797,821
        Oslo Bors Holding ASA .....................................           Norway                    911,000          24,306,744
                                                                                                                    ----------------
                                                                                                                        148,420,543
                                                                                                                    ----------------

        INSURANCE 17.5%
        Allianz SE ................................................           Germany                    32,892           7,107,979
      f AmTrust Financial Services Inc., 144A .....................        United States                950,031          13,081,927
      a Argo Group International Holdings Ltd. ....................        United States                153,230           6,455,580
        Assicurazioni Generali SpA ................................            Italy                     87,487           3,957,899
  a,b,c Augsburg Re AG ............................................         Switzerland                  10,745                  --
      a Berkshire Hathaway Inc., A ................................        United States                     73          10,336,800
      a Berkshire Hathaway Inc., B ................................        United States                    254           1,202,944
      a Cninsure Inc., ADR ........................................            China                    250,000           3,937,500
      a Conseco Inc. ..............................................        United States                149,880           1,882,493
    g,h Hartford Financial Services Group Inc. ....................        United States                113,740           9,916,991
  a,b,c Imagine Group Holdings Ltd. ...............................           Bermuda                   551,589           6,310,178
      a Lancashire Holdings Ltd. ..................................       United Kingdom              1,216,268           8,778,531
  a,b,c Olympus Re Holdings Ltd. ..................................        United States                  7,480              24,499
      a Protector Forsikring ASA ..................................           Norway                  4,360,410           7,935,312
        Prudential Financial Inc. .................................        United States                 46,220           4,300,309
        Resolution PLC ............................................       United Kingdom                 28,086             397,056
    b,c Symetra Financial .........................................        United States              1,020,510          16,348,570
      h The Travelers Cos. Inc. ...................................        United States                 81,913           4,406,919
      a Tower Australia Group Ltd. ................................          Australia                3,567,505           8,751,874
        White Mountains Insurance Group Ltd. ......................        United States                 38,048          19,558,574
        Zurich Financial Services AG ..............................         Switzerland                  29,526           8,663,427
                                                                                                                    ----------------
                                                                                                                        143,355,362
                                                                                                                    ----------------

        MEDIA 1.5%
      f Maiden Holdings Ltd., 144A ................................        United States              1,500,000          12,000,000
                                                                                                                    ----------------

        MULTILINE RETAIL 0.3%
        Jelmoli Holding AG ........................................         Switzerland                   1,039           2,489,309
                                                                                                                    ----------------


                                                              Annual Report | 21

Mutual Financial Services Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY                 SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        REAL ESTATE 12.3%
      a Conwert Immobilien Invest AG ..............................           Austria                   652,828     $    11,470,562
        DIC Asset AG ..............................................           Germany                   270,530           8,369,716
      a Dolphin Capital Investors Ltd. ............................   Virgin Islands (British)        5,486,000          14,988,061
        Eurocastle Investment Ltd. ................................       Guernsey Islands              633,467          15,484,538
      a Francono Rhein-Main AG ....................................           Germany                 1,377,430           3,819,290
      d Franconofurt AG ...........................................           Germany                   499,260           6,112,913
      a Franconowest Ag ...........................................           Germany                    99,852             189,435
        Gagfah SA .................................................          Luxembourg                 374,530           6,449,530
        JER Investors Trust Inc. ..................................        United States                 84,280             907,696
        Link REIT .................................................          Hong Kong                2,799,102           6,059,020
        Northern European Properties Ltd. .........................            Sweden                 4,488,264           4,634,088
        Patrizia Immobilien AG ....................................           Germany                   424,265           3,176,245
        Redwood Trust Inc. ........................................        United States                 83,300           2,852,192
  b,c,f Star Asia Finance Ltd., 144A ..............................            Japan                    968,500           8,958,625
        Vivacon AG ................................................           Germany                   297,966           5,631,135
      a Zueblin Immobilien Holding AG .............................         Switzerland                 251,355           2,218,099
                                                                                                                    ----------------
                                                                                                                        101,321,145
                                                                                                                    ----------------

        THRIFTS & MORTGAGE FINANCE 6.0%
        BankUnited Financial Corp., A .............................        United States                302,070           2,084,283
        Hudson City Bancorp Inc. ..................................        United States              1,136,486          17,070,020
        Hypo Real Estate Holding AG ...............................           Germany                   266,826          14,131,054
        Interhyp AG ...............................................           Germany                   176,782          12,907,080
        Sovereign Bancorp Inc. ....................................        United States                168,960           1,926,144
        Westfield Financial Inc. ..................................        United States                160,000           1,552,000
                                                                                                                    ----------------
                                                                                                                         49,670,581
                                                                                                                    ----------------

        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $723,117,174) .....................................                                                     783,825,713
                                                                                                                    ----------------
                                                                                                 ----------------
                                                                                                 PRINCIPAL AMOUNT
                                                                                                 ----------------

        CORPORATE BONDS & NOTES 1.1%
    b,c Augsburg Re AG, zero cpn., 1/30/08 ........................         Switzerland           $     123,572                  --
    b,c Cerberus CG Investor I LLC, 12.00%, 7/31/14 ...............        United States              1,000,000             841,976
    b,c Cerberus CG Investor II LLC, 12.00%, 7/31/14 ..............        United States              1,000,000             841,977
    b,c Cerberus CG Investor III LLC, 12.00%, 7/31/14 .............        United States                500,000             420,988
    b,c Cerberus FIM Investors Auto Finance LLC, 12.00%,
          11/22/13 ................................................        United States              3,763,457           2,019,211
    b,c Cerberus FIM Investors Commercial Finance LLC, 12.00%,
          11/22/13 ................................................        United States                313,698             168,309
    b,c Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
          11/22/13 ................................................        United States                587,978             315,468
    b,c Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ....        United States              2,875,838           1,542,976
    b,c Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 .......        United States              5,354,217           2,872,703
                                                                                                                    ----------------
        TOTAL CORPORATE BONDS & NOTES (COST $15,518,761 ) .........                                                       9,023,608
                                                                                                                    ----------------
        TOTAL LONG TERM INVESTMENTS (COST $738,635,935) ...........                                                     792,849,321
                                                                                                                    ----------------


22 | Annual Report

Mutual Financial Services Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY            PRINCIPAL AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
        SHORT TERM INVESTMENTS 1.8%
        U.S. GOVERNMENT AND AGENCY SECURITIES 1.8%
    g,i FHLB, 1/02/08 - 2/15/08 ...................................        United States          $  11,100,000     $    11,081,523
      i U.S. Treasury Bills, 4/24/08 - 5/01/08 ....................        United States              3,500,000           3,464,031
                                                                                                                    ----------------

        TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $14,531,678) ......................................                                                      14,545,554
                                                                                                                    ----------------
        TOTAL INVESTMENTS (COST $753,167,613) 98.4% ...............                                                     807,394,875
        OPTIONS WRITTEN 0.0% j ....................................                                                          (3,040)
        SECURITIES SOLD SHORT (0.7)% ..............................                                                      (6,000,381)
        NET UNREALIZED LOSS ON FORWARD EXCHANGE
          CONTRACTS (0.6)% ........................................                                                      (4,940,918)
        OTHER ASSETS, LESS LIABILITIES 2.9% .......................                                                      24,058,542
                                                                                                                    ----------------
        NET ASSETS 100.0% .........................................                                                 $   820,509,078
                                                                                                                    ================

                                                                                                 ----------------
                                                                                                     CONTRACTS
                                                                                                 ----------------
      k OPTIONS WRITTEN 0.0% j
        INSURANCE 0.0% j
        Hartford Financial Services Group Inc., Jan. 110 Calls,
          1/19/08 .................................................        United States                    109     $         1,090
        The Travelers Cos. Inc., Jan. 60 Calls, 1/19/08 ...........        United States                    195               1,950
                                                                                                                    ----------------
        TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $34,696) .........                                                           3,040
                                                                                                                    ----------------

                                                                                                 ----------------
                                                                                                      SHARES
                                                                                                 ----------------
      l SECURITIES SOLD SHORT (PROCEEDS $6,284,806)
        COMMERCIAL BANKS 0.7%
        Toronto-Dominion Bank .....................................            Canada                    85,781     $     6,000,381
                                                                                                                    ----------------

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
REIT - Real Estate Investment Trust

a Non-income producing for the twelve months ended December 31, 2007.

b See Note 8 regarding restricted securities.

c Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2007, the aggregate value of these securities was $62,157,879, representing 7.58% of net assets.

d See Note 10 regarding holdings of 5% voting securities.

e Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

f Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2007, the aggregate value of these securities was $34,040,552, representing 4.15% of net assets.

g Security or a portion of the security has been segregated as collateral for securities sold short. At December 31, 2007, the value of securities and or cash pledged amounted to $5,068,713.

h A portion or all of the security is held in connection with written option contracts open at year end.

i The security is traded on a discount basis with no stated coupon rate.

j Rounds to less than 0.1% of net assets.

k See Note 1(e) regarding written options.

l See Note 1(f) regarding securities sold short.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Mutual Financial Services Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................................   $   741,831,380
      Cost - Non-controlled affiliated issuers (Note 10) ...................        11,336,233
                                                                               ----------------
      Total cost of investments ............................................   $   753,167,613
                                                                               ================
      Value - Unaffiliated issuers .........................................   $   797,781,962
      Value - Non-controlled affiliated issuers (Note 10) ..................         9,612,913
                                                                               ----------------
      Total value of investments ...........................................       807,394,875
   Cash ....................................................................             4,752
   Cash on deposits with brokers for securities sold short .. .. .. . . ....         6,612,954
   Foreign currency, at value (cost $18,230,883) ...........................        18,177,187
   Receivables:
      Investment securities sold ...........................................           160,077
      Capital shares sold ..................................................         3,782,098
      Dividends and interest ...............................................         2,547,403
   Unrealized gain on forward exchange contracts (Note 7) ..................         2,685,473
                                                                               ----------------
         Total assets ......................................................       841,364,819
                                                                               ----------------
Liabilities:
   Payables:
      Capital shares redeemed ..............................................         5,595,125
      Affiliates ...........................................................         1,272,196
   Options written, at value (premiums received $34,696) ...................             3,040
   Securities sold short, at value (proceeds $6,284,806) ...................         6,000,381
   Unrealized loss on forward exchange contracts (Note 7) ..................         7,626,391
   Accrued expenses and other liabilities ..................................           358,608
                                                                               ----------------
         Total liabilities .................................................        20,855,741
                                                                               ----------------
            Net assets, at value ...........................................   $   820,509,078
                                                                               ----------------
Net assets consist of:
   Paid-in capital .........................................................   $   769,798,870
   Distributions in excess of net investment income ........................        (1,283,860)
   Net unrealized appreciation (depreciation) ..............................        49,563,830
   Accumulated net realized gain (loss) ....................................         2,430,238
                                                                               ----------------
            Net assets, at value ...........................................   $   820,509,078
                                                                               ================


24 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2007

CLASS Z:
   Net assets, at value ....................................................   $   164,889,604
                                                                               ================
   Shares outstanding ......................................................         8,828,487
                                                                               ================
   Net asset value and maximum offering price per share a ..................   $         18.68
                                                                               ================
CLASS A:
   Net assets, at value ....................................................   $   441,179,785
                                                                               ================
   Shares outstanding ......................................................        23,591,081
                                                                               ================
   Net asset value per share a .............................................   $         18.70
                                                                               ================
   Maximum offering price per share (net asset value per share / 94.25%) ...   $         19.84
                                                                               ================
CLASS B:
   Net assets, at value ....................................................   $    30,755,716
                                                                               ================
   Shares outstanding ......................................................         1,683,930
                                                                               ================
   Net asset value and maximum offering price per share a ..................   $         18.26
                                                                               ================
CLASS C:
   Net assets, at value ....................................................   $   183,683,973
                                                                               ================
   Shares outstanding ......................................................         9,878,211
                                                                               ================
   Net asset value and maximum offering price per share a ..................   $         18.59
                                                                               ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Mutual Financial Services Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2007

Investment income:
   Dividends: (net of foreign taxes of $2,624,229)
      Unaffiliated issuers ...................................................................   $   29,465,350
      Non-controlled affiliated issuers (Note 10) ............................................          203,232
   Interest (net of foreign taxes of $643) ...................................................        5,172,117
   Income from securities loaned .............................................................           16,615
                                                                                                 ---------------
            Total investment income ..........................................................       34,857,314
                                                                                                 ---------------
Expenses:
   Management fees (Note 3a) .................................................................        8,271,940
   Administrative fees (Note 3b) .............................................................          788,527
   Distribution fees: (Note 3c)
      Class A ................................................................................        1,627,069
      Class B ................................................................................          414,854
      Class C ................................................................................        2,237,573
   Transfer agent fees (Note 3e) .............................................................        1,799,866
   Custodian fees (Note 4) ...................................................................          238,164
   Reports to shareholders ...................................................................          147,772
   Registration and filing fees ..............................................................           97,442
   Professional fees .........................................................................          110,751
   Directors' fees and expenses ..............................................................           16,691
   Other .....................................................................................           36,102
                                                                                                 ---------------
            Total expenses ...................................................................       15,786,751
            Expense reductions (Note 4) ......................................................           (6,730)
                                                                                                 ---------------
                  Net expenses ...............................................................       15,780,021
                                                                                                 ---------------
                     Net investment income ...................................................       19,077,293
                                                                                                 ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
         Unaffiliated issuers ................................................................       88,263,016
         Non-controlled affiliated issuers (Note 10) .........................................       (3,902,202)
      Foreign currency transactions ..........................................................      (36,086,384)
      Synthetic equity swaps .................................................................          (28,404)
                                                                                                 ---------------
            Net realized gain (loss) .........................................................       48,246,026
                                                                                                 ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ............................................................................     (158,101,555)
      Translation of assets and liabilities denominated in foreign currencies ................         (440,297)
                                                                                                 ---------------
            Net change in unrealized appreciation (depreciation) .............................     (158,541,852)
                                                                                                 ---------------
Net realized and unrealized gain (loss) ......................................................     (110,295,826)
                                                                                                 ---------------
Net increase (decrease) in net assets resulting from operations ..............................   $  (91,218,533)
                                                                                                 ---------------


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  ---------------------------------
                                                                                                        YEAR ENDED DECEMBER 31,
                                                                                                  ---------------------------------
                                                                                                       2007               2006
                                                                                                  ---------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................................................    $   19,077,293    $   11,544,118
      Net realized gain (loss) from investments, foreign currency transactions,
         and synthetic equity swaps ..........................................................        48,246,026       122,729,435
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies .............      (158,541,852)       21,491,331
                                                                                                  ---------------------------------
            Net increase (decrease) in net assets resulting from operations ..................       (91,218,533)      155,764,884
                                                                                                  ---------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class Z .............................................................................        (5,237,527)       (4,850,586)
         Class A .............................................................................       (12,467,378)      (11,024,582)
         Class B .............................................................................          (613,237)         (643,796)
         Class C .............................................................................        (3,628,332)       (3,167,122)
      Net realized gains:
         Class Z .............................................................................       (12,010,868)      (21,917,044)
         Class A .............................................................................       (32,373,433)      (56,478,510)
         Class B .............................................................................        (2,369,277)       (4,890,247)
         Class C .............................................................................       (13,398,613)      (23,212,292)
                                                                                                  ---------------------------------
   Total distributions to shareholders .......................................................       (82,098,665)     (126,184,179)
                                                                                                  ---------------------------------
   Capital share transactions: (Note 2)
         Class Z .............................................................................       (14,311,619)       30,704,932
         Class A .............................................................................       (23,031,413)      186,536,002
         Class B .............................................................................        (8,804,710)        1,574,660
         Class C .............................................................................        (3,068,654)       49,182,992
                                                                                                  ---------------------------------
   Total capital share transactions ..........................................................       (49,216,396)      267,998,586
                                                                                                  ---------------------------------

   Redemption fees ...........................................................................            10,203             4,102
                                                                                                  ---------------------------------
            Net increase (decrease) in net assets ............................................      (222,523,391)      297,583,393
Net assets:
   Beginning of year .........................................................................     1,043,032,469       745,449,076
                                                                                                  ---------------------------------
   End of year ...............................................................................    $  820,509,078    $1,043,032,469
                                                                                                  =================================
Distributions in excess of net investment income included in net assets:
   End of year ...............................................................................    $   (1,283,860)   $   (6,961,272)
                                                                                                  =================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 27

Mutual Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund Inc. (Series Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Financial Services Fund
(Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability


28 | Annual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

(including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                              Annual Report | 29

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for


30 | Annual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS (CONTINUED)

options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At December 31, 2007, the fund had no securities on loan.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                                                              Annual Report | 31

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


32 | Annual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

1. GUARANTEES AND INDEMNIFICATIONS

Under the Series Funds' organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2007, there were 500 million shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                         ------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                     2007                           2006
                                         ------------------------------------------------------------
                                            SHARES          AMOUNT         SHARES         AMOUNT
                                         ------------------------------------------------------------
CLASS Z SHARES
   Shares sold .......................      1,142,965   $   25,747,515    1,247,626   $   28,944,258
   Shares issued in reinvestment of
     distributions ...................        798,044       15,799,592    1,108,120       24,688,386
   Shares redeemed ...................     (2,578,954)     (55,858,726)    (987,955)     (22,927,712)
                                         ------------------------------------------------------------
   Net increase (decrease) ...........       (637,945)  $  (14,311,619)   1,367,791   $   30,704,932
                                         ============================================================
CLASS A SHARES:
   Shares sold .......................      8,273,263   $  185,555,532   10,652,294   $  248,569,023
   Shares issued in reinvestment of
     distributions ...................      2,082,149       41,350,983    2,801,174       62,452,788
   Shares redeemed ...................    (11,440,654)    (249,937,928)  (5,391,463)    (124,485,809)
                                         ------------------------------------------------------------
   Net increase (decrease) ...........     (1,085,242)  $  (23,031,413)   8,062,005   $  186,536,002
                                         ============================================================
CLASS B SHARES:
   Shares sold .......................         91,173   $    1,940,538      158,560   $    3,562,328
   Shares issued in reinvestment of
     distributions ...................        141,355        2,759,025      232,836        5,067,757
   Shares redeemed ...................       (636,193)     (13,504,273)    (312,782)      (7,055,425)
                                         ------------------------------------------------------------
   Net increase (decrease) ...........       (403,665)  $   (8,804,710)      78,614   $    1,574,660
                                         ============================================================
CLASS C SHARES:
   Shares sold .......................      2,125,234   $   47,085,730    2,318,404   $   53,362,559
   Shares issued in reinvestment of
     distributions ...................        769,413       15,205,291    1,051,613       23,298,391
   Shares redeemed ...................     (3,045,901)     (65,359,675)  (1,197,941)     (27,477,958)
                                         ------------------------------------------------------------
   Net increase (decrease) ...........       (151,254)  $   (3,068,654)   2,172,076   $   49,182,992
                                         ============================================================


                                                              Annual Report | 33

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                             AFFILIATION
--------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)        Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor    Transfer agent
Services)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      0.800%          Up to and including $1 billion
      0.770%          Over $1 billion, up to and including $2 billion
      0.750%          Over $2 billion, up to and including $5 billion
      0.730%          In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      0.150%          Up to and including $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.


34 | Annual Report

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...............................................   0.35%
Class B ...............................................   1.00%
Class C ...............................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ....................  $ 397,538
Contingent deferred sales charges retained ........  $  77,496

E. TRANSFER AGENT FEES

For the year ended December 31, 2007, the Fund paid transfer agent fees of $1,799,866, of which $963,561 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $42,256.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

                                    ----------------------------
                                        2007            2006
                                    ----------------------------
Distributions paid from:
   Ordinary income ..............   $ 25,584,387   $  55,615,319
   Long term capital gain .......     56,514,278      70,568,860
                                    ----------------------------
                                    $ 82,098,665   $ 126,184,179
                                    ============================


                                                              Annual Report | 35

Mutual Financial Services Fund

5. INCOME TAXES (CONTINUED)

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................................    $ 756,564,985
                                                                 =============

Unrealized appreciation .....................................    $ 143,601,080
Unrealized depreciation .....................................      (92,771,190)
                                                                 -------------
Net unrealized appreciation (depreciation) ..................    $  50,829,890
                                                                 -------------

Distributable earnings - undistributed long term capital
   gains ....................................................    $      67,379
                                                                 =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, and synthetic equity swaps.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, and synthetic equity swaps.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2007, aggregated $481,490,663 and $594,875,259, respectively.

Transactions in options written during the year ended December 31, 2007, were as follows:

                                                         ---------------------
                                                         NUMBER OF    PREMIUMS
                                                         CONTRACTS    RECEIVED
                                                         ---------------------
Options outstanding at December 31, 2006 ...........            --    $     --
Options written ....................................           304      34,696
Options expired ....................................            --          --
Options exercised ..................................            --          --
Options closed .....................................            --          --
                                                         ---------------------
Options outstanding at December 31, 2007 ...........           304    $ 34,696
                                                         =====================


36 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

                                           -------------------------------------------------------
                                             CONTRACT     SETTLEMENT    UNREALIZED    UNREALIZED
                                              AMOUNT         DATE          GAIN          LOSS
                                           -------------------------------------------------------
CONTRACTS TO BUY
       22,780,227   Swedish Krona ......   $  3,590,863     1/15/08    $        --   $    (67,035)
       22,123,100   Norwegian Krone ....      4,000,000     2/19/08         65,316             --

CONTRACTS TO SELL
          941,552   British Pound ......      1,906,495     1/10/08         36,230             --
       36,527,120   Euro ...............     50,569,767     1/14/08             --     (2,750,144)
        3,896,423   Australian Dollar ..      3,511,944     1/15/08        101,008             --
      242,098,827   Swedish Krona ......     37,925,346     1/15/08        475,560             --
        5,659,477   New Zeland Dollar ..      4,349,421     2/08/08         31,687             --
       23,692,454   Euro ...............     32,908,819     2/13/08             --     (1,689,103)
       15,402,830   Euro ...............     22,493,876     2/13/08          1,234             --
       93,675,796   Norwegian Krone ....     17,110,587     2/19/08             --       (103,175)
      160,000,000   Norwegian Krone ....     29,530,236     2/19/08        128,812             --
       19,000,000   Euro ...............     28,208,058     2/25/08        460,575             --
       24,909,869   Swiss Franc ........     22,288,579     3/07/08        220,622             --
       11,137,874   British Pound ......     22,534,860     3/10/08        446,554             --
       20,000,000   Euro ...............     27,789,000     3/13/08             --     (1,419,247)
      750,615,637   Japanese Yen .......      6,680,961     3/19/08             --       (108,283)
       75,275,931   Danish Krone .......     14,312,990     4/23/08             --       (427,301)
       26,498,616   Euro ...............     37,631,214     4/24/08             --     (1,062,103)
       25,621,603   Euro ...............     38,123,920     5/28/08        717,875             --
                                                                       ---------------------------
          UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS .....     2,685,473     (7,626,391)
                                                                       ---------------------------
                NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS ..                 $ (4,940,918)
                                                                                     =============

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                                                              Annual Report | 37

Mutual Financial Services Fund

8. RESTRICTED SECURITIES (CONTINUED)

At December 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------------------
  PRINCIPAL                                                   ACQUISITION
AMOUNT/SHARES   ISSUER                                           DATES             COST            VALUE
-------------------------------------------------------------------------------------------------------------
    350,000     Atlantic Banc Holdings Inc. ............        2/01/07        $   3,500,000   $   3,500,000
     10,745     Augsburg Re AG .........................        5/25/06               10,745              --
    123,572     Augsburg Re AG, zero cpn.,
                  1/30/08 ..............................        5/25/06              123,572              --
  1,000,000     Cerberus CG Investor I LLC .............        7/26/07            1,000,000         841,976
  1,000,000     Cerberus CG Investor I LLC, 12.00%,
                  7/31/14 ..............................        7/26/07            1,000,000         841,976
  1,000,000     Cerberus CG Investor II LLC ............        7/26/07            1,000,000         841,977
  1,000,000     Cerberus CG Investor II LLC, 12.00%,
                  7/31/14 ..............................        7/26/07            1,000,000         841,977
    500,000     Cerberus CG Investor III LLC ...........        7/26/07              500,000         420,988
    500,000     Cerberus CG Investor III LLC, 12.00%,
                  7/31/14 ..............................        7/26/07              500,000         420,988
  1,255,339     Cerebrus FIM Investors Auto
                  Finance LLC ..........................       11/20/06            1,255,339         673,528
  3,763,457     Cerebrus FIM Investors Auto
                  Finance LLC, 12.00%, 11/22/13 ........       11/20/06            3,763,457       2,019,211
    104,566     Cerebrus FIM Investors Commercial
                  Finance LLC ..........................       11/20/06              104,566          56,103
    313,698     Cerebrus FIM Investors Commercial
                  Finance LLC, 12.00%, 11/22/13 ........       11/20/06              313,698         168,309
    195,993     Cerebrus FIM Investors Commercial
                  Mortgage LLC .........................       11/20/06              195,993         105,156
    587,978     Cerebrus FIM Investors Commercial
                  Mortgage LLC, 12.00%, 11/22/13 .......       11/20/06              587,978         315,468
    958,613     Cerebrus FIM Investors Insurance
                  LLC ..................................       11/20/06              958,613         514,325
  2,875,838     Cerebrus FIM Investors Insurance
                  LLC, 12.00%, 11/22/13 ................       11/20/06            2,875,838       1,542,976
  1,784,739     Cerebrus FIM Investors Rescap LLC ......       11/20/06            1,784,739         957,568
  5,354,217     Cerebrus FIM Investors Rescap LLC,
                  12.00%, 11/22/13 .....................       11/20/06            5,354,217       2,872,703
      2,167     Elephant Capital Holdings Ltd. .........   8/29/03 - 3/22/07          77,220       1,427,272
    496,868     First Chicago Bancorp ..................       11/16/06            6,956,152       6,956,152
    551,589     Imagine Group Holdings Ltd. ............        8/31/04            5,649,099       6,310,178
     10,590     NCB Warrant Holdings Ltd., A ...........       12/16/05                   --         628,324
      7,480     Olympus Re Holdings Ltd. ...............       12/19/01              748,000          24,499
    968,500     Star Asia Finance Ltd., 144A ...........   2/22/07 - 5/18/07       9,836,925       8,958,625
  1,020,510     Symetra Financial ......................        7/27/04           11,730,000      16,348,570
    456,903     The Bankshares Inc. ....................        3/22/07            4,569,030       4,569,030
                                                                                               --------------
                TOTAL RESTRICTED SECURITIES (7.58% of Net Assets) ..........................   $  62,157,879
                                                                                               ==============


38 | Annual Report

Mutual Financial Services Fund

9. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2007, the Fund had aggregate unfunded capital commitments to investments of $989,000.

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2007, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER OF SHARES                         NUMBER OF SHARES    VALUE AT
                             HELD AT BEGINNING    GROSS      GROSS      HELD AT END OF      END OF     INVESTMENT  REALIZED CAPITAL
NAME OF ISSUER                    OF YEAR       ADDITIONS  REDUCTIONS       YEAR             YEAR        INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Atlantic Banc
Holdings ................                   --    350,000          --           350,000  $  3,500,000  $       --  $             --
Coast Financial
Holdings Inc. ...........                   --    527,780     527,780                --            --          --        (3,902,202)
Franconofurt AG .........              309,280    189,980          --           499,260     6,112,913     203,232                --
Intergrated Alarm
Systems a ...............            1,277,700         --   1,277,700                --            --          --                --
                                                                                         -------------------------------------------
  TOTAL NON-CONTROLLED AFFILIATES (1.17% of Net Assets) ..............................   $  9,612,913  $  203,232  $     (3,902,202)
                                                                                         ===========================================

a Integrated Alarm Systems merged with Protection One Inc. and is not an affiliate at December 31, 2007.

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.


                                                              Annual Report | 39

Mutual Financial Services Fund

11. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


40 | Annual Report

Mutual Financial Services Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL FINANCIAL SERVICES FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Financial Services Fund (one of the Funds constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Financial Services Fund of the Franklin Mutual Series Fund Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2008


                                                              Annual Report | 41

Mutual Financial Services Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $40,819,007 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $24,713,557 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $4,222,687 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 22.15% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Mutual Financial Services Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 20, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C and Class Z shareholders of record.

RECORD DATE: 12/20/2007

----------------------------------------------------------------------------------------------
                                      FOREIGN TAX     FOREIGN SOURCE      FOREIGN QUALIFIED
CLASS                               PAID PER SHARE   INCOME PER SHARE   DIVIDENDS PER SHARE
----------------------------------------------------------------------------------------------
Class A .........................      $ 0.0635          $ 0.4162             $ 0.3262
Class B .........................      $ 0.0635          $ 0.3081             $ 0.2415
Class C .........................      $ 0.0635          $ 0.3188             $ 0.2499
Class Z .........................      $ 0.0635          $ 0.4591             $ 0.3600


42 | Annual Report

Mutual Financial Services Fund

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 43

Mutual Financial Services Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)     Director          Since 1987          7                           None
C/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.
----------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)             Director          Since 1994          7                           SLM Corporation (Sallie Mae)
c/o Franklin Mutual Advisers, LLC                                                                    and  Allied Capital
101 John F. Kennedy Parkway                                                                          Corporation (financial
Short Hills, NJ 07078-2789                                                                           services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
----------------------------------------------------------------------------------------------------------------------------------
Burton J. Greenwald (1929)         Director          Since 2002          14                          Franklin Templeton Emerging
c/o Franklin Mutual Advisers, LLC                                                                    Markets  Debt Opportunities
101 John F. Kennedy Parkway                                                                          Fund PLC and Fiduciary
Short Hills, NJ 07078-2789                                                                           International Ireland
                                                                                                     Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (Management Consultants to the Financial Services Industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutualfunds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Instituteand Chairman, ICI Public Information Committee.
----------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)         Director          Since 1974          7                           None
C/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, Former Chairman, A.A. Macpherson, Inc., Canton, MA (Representative for Electrical Manufacturers).
----------------------------------------------------------------------------------------------------------------------------------


44 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)           Director          Since 1998          14                          None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.
----------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)              Director and      Director Since      34                          EL Oro and Exploration CO.,
c/o Franklin Mutual Advisers, LLC  Chairman          1991 and                                        p.l.c. (investments) and ARC
101 John F. Kennedy Parkway        of the Board      Chairman of the                                 Wireless Solutions, Inc.
Short Hills, NJ 07078-2789                           Board since 2005                                (wireless components
                                                                                                     and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing Attorney.
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)        Director          Since April 2007    92                          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or Director or trustee, as the Case may be, of Some of the Other Subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
**PETER A. LANGERMAN (1955)        Director,         Director Since      7                           None
c/o Franklin Mutual Advisers, LLC  President         April 2007 and
101 John F. Kennedy Parkway        and chief         President and
Short Hills, NJ 07078-2702         Executive         Chief Executive
                                   Officer -         Officer -
                                   Investment        Investment
                                   Management        Management
                                                     since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the Case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.
----------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)     Vice President    Since 2005          Not Applicable              Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
Officer of two of the Investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 45

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)              Chief             Chief Compliance    Not Applicable              Not Applicable
One Franklin Parkway               Compliance        Officer since
San Mateo, CA 94403-1906           Officer and       2004 and Vice
                                   Vice President    President - AML
                                   - AML             Compliance since
                                   Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
----------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)           Senior Vice       Since 2005          Not Applicable              Not Applicable
101 JOhn F. Kennedy Parkway        President
Short Hills, NJ 07078-2789         and Chief
                                   Investment
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)            Senior Vice       Since 2002          Not Applicable              Not Applicable
500 East Broward Blvd.             President
Suite 2100                         and Chief
Fort Lauderdale, FL 33394-3091     Executive
                                   Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)              Secretary         Since 2005          Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)           Treasurer         Since 2005          Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
----------------------------------------------------------------------------------------------------------------------------------


46 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED         BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)               Vice President    Since 2005          Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)             Chief Financial   Since 2004          Not Applicable              Not Applicable
500 East Broward Blvd.             Officer and
Suite 2100                         Chief
Fort Lauderdale, FL 33394-3091     Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, INC. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, INC.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 2: Prior to December 31, 2007, William J. Lippman, Leonard Rubin and Anne
M. Tatlock ceased to be directors of the Fund.

THE FUND'S BOARD HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 47

Mutual Financial Services Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


48 | Annual Report


                                [GRAPHIC OMITTED]

                                                    DECEMBER 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER             INTERNATIONAL
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                MUTUAL EUROPEAN FUND
                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                               Thank You For Your Continued Participation

                               At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE          Mutual Series is part of Franklin Templeton
                               Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities.
                               Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION           Because these management groups work
                               independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      Franklin Templeton Investments seeks to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Mutual European Fund ......................................................    4

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   14

Financial Highlights and Statement of Investments .........................   16

Financial Statements ......................................................   26

Notes to Financial Statements .............................................   30

Report of Independent Registered Public Accounting Firm ...................   43

Tax Designation ...........................................................   44

Board Members and Officers ................................................   46

Shareholder Information ...................................................   50

--------------------------------------------------------------------------------

Shareholder Letter

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS Z                                                               12/31/07
--------------------------------------------------------------------------------
1-Year                                                                  +17.15%
--------------------------------------------------------------------------------
5-Year                                                                  +23.24%
--------------------------------------------------------------------------------
10-Year                                                                 +15.97%
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you the annual report for Mutual European Fund. The year 2007 was a tale of two halves for the region's stock markets. European equities generally enjoyed a strong first half of the year, driven by solid economic data, ample liquidity and sustained merger and acquisition activity across a number of sectors. In the second half of the year, however, the emergence of a credit market crisis, centered on U.S. subprime mortgage lending, brought a quick end to the pervasive feeling of optimism, if not complacency, that characterized prior months. A sudden drop of confidence and liquidity led to significant turmoil in global financial markets, which was stabilized following massive interventions by the major central banks, including the European Central Bank (ECB). Although not the root of the crisis, European equities suffered from volatility brought about by uncertainty, particularly in the region's financial sector. A surge in the value of the main European currencies relative to the U.S. dollar, particularly the euro, as well as a rise in global energy and input costs, provided an added dimension to the newfound pessimism affecting European equity investors. Against this backdrop, Mutual European Fund - Class Z posted a gain of +17.15% for the 12 months ended December 31, 2007. This compared favorably with the Morgan Stanley

--------------------------------------------------------------------------------

eDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                               Not part of the annual report | 1

Capital International (MSCI) All Country (AC) Europe Index, which returned +15.17% in U.S. dollar terms for the same period. 1

Despite the challenging environment, a number of positive factors contributed to Fund performance this year. Various tobacco, industrial and utility companies we owned made strong gains. One notable exception to the gloom surrounding financial equities was the Fund's investments in several European securities exchanges that performed quite well this year. Fund shareholders also benefited somewhat from the fact that we were less than fully hedged back into U.S. dollars, reflecting our cautious view regarding the dollar.

The Fund's overall exposure to the European financial sector negatively impacted Fund performance during the year, although having been underweighted in the sector throughout the period relative to the benchmark index proved helpful. The spreading contagion of the credit crisis hurt valuations of most financial institutions around the world, including some well-capitalized European banks with no direct and little secondary exposure to risky U.S. assets. We believe the markets have overly penalized many stocks in the sector and, accordingly, have added selectively to certain holdings. We believe that over our longer-term horizon Fund shareholders should benefit from these positions.

As we move into 2008, most companies in the European region face the combined effect on their operating margins of a strong euro, persistently high energy and commodity prices, and a less dynamic world economy dominated by an expected slowdown in U.S. economic growth. This is hardly a recipe for a strong bull market, at least in the very near term. Fear and volatility can breed opportunity for patient investors. We are happy to take advantage of market stresses to buy great companies at bargain prices. We believe the extended credit crisis has created a number of such opportunities. We have no crystal ball telling us precisely when the U.S. housing market will turn positive, where oil prices or the euro will be a year from now, or whether the ECB will become more accommodating. However, we believe that if we stick to our discipline of buying good businesses at cheap valuations, we should reach our goal of limiting our downside risk while generating consistent returns over the long term.

1. Source: Standard & Poor's Micropal. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2 | Not part of the annual report

In the enclosed annual report for Mutual European Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

As always, we thank you for your trust and support and extend our best wishes for a happy, healthy and prosperous 2008.

Sincerely,

/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

/s/ Michael J. Embler

Michael J. Embler
Senior Vice President and Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                               Not part of the annual report | 3

Annual Report

Mutual European Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual European Fund's annual report for the fiscal year ended December 31, 2007.

PERFORMANCE OVERVIEW

Mutual European Fund - Class Z posted a cumulative total return of +17.15% for the 12 months ended December 31, 2007. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Europe Index, which returned +15.17% (in U.S. dollars) for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in

1. Source: Standard & Poor's Micropal. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report
assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%. 2

To alleviate the credit crunch and restore investor confidence, the world's major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

INVESTMENT STRATEGY

We follow a distinctive value investment approach, which combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 12/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Germany                                                                    20.7%
France                                                                     17.3%
U.K.                                                                       13.1%
Netherlands                                                                 8.2%
Switzerland                                                                 8.0%
Italy                                                                       3.8%
Norway                                                                      3.6%
U.S.                                                                        3.6%
Spain                                                                       3.5%
Denmark                                                                     3.5%
Sweden                                                                      3.3%
Belgium                                                                     1.8%
Finland                                                                     1.4%
Other                                                                       1.0%
Short-Term Investments & Other Net Assets                                   7.2%

2. Source: "For Deal Makers, Tale of Two Halves," THE WALL STREET JOURNAL,
1/2/08.


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES

Based on Equity Securities as of 12/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Food Products                                                               7.2%
--------------------------------------------------------------------------------
Commercial Banks                                                            7.0%
--------------------------------------------------------------------------------
Tobacco                                                                     6.3%
--------------------------------------------------------------------------------
Diversified Financial Services                                              5.0%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    4.9%
--------------------------------------------------------------------------------
Insurance                                                                   4.9%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 4.3%
--------------------------------------------------------------------------------
Machinery                                                                   4.1%
--------------------------------------------------------------------------------
Air Freight & Logistics                                                     4.1%
--------------------------------------------------------------------------------
Media                                                                       3.6%
--------------------------------------------------------------------------------

value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, we will generally seek to hedge the Fund's currency exposure to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

Among the Fund's top contributors to performance in 2007 were Norwegian industrial conglomerate Orkla, German securities exchange platform provider Deutsche Boerse, and German electronics and industrial engineering firm Siemens.

Orkla is one of Norway's largest conglomerates with operations in several industries including consumer goods, and metals and minerals. In 2007, Orkla was again among the top performing stocks, advancing 52% in local currency terms. Orkla shares performed well after the company reported strong operational performance, and its management pursued two transactions that we believed could create value. Orkla increased its stake in the solar energy solution company Renewable Energy Corp. (REC) from 27.5% to 40.0% in February 2007, at a discount of over 25% to REC's market price at the time. As REC's stock appreciated more than 142% in local currency during the reporting period, Orkla's ownership in REC benefited its own share price. Orkla also merged its aluminum profile business, Sapa, with Alcoa's aluminum extrusion business.

The Fund's investment in Deutsche Boerse rose 97% in local currency as cash equity trading volumes surged 63%, the company resumed its buyback of shares, and investors appeared to recognize hidden potential embedded in the business. The exchange industry grew as such quasi-monopolies benefited from higher volumes in different product classes and generally beneficial pricing trends. Deutsche Boerse also tapped into the structural potential of its business by announcing future cost cutting of over 100 million euros per year to enhance profitability. We believed future exchange consolidation prospects placed the company in a good position for ongoing shareholder returns. Therefore, we increased our holdings in Deutsche Boerse throughout 2007 when we found the price attractive.

Our investment in Siemens rose 47% in local currency during the year under review. Following an investigation into bribery allegations and the resignations of key executives, Dr. Gerhard Cromme was appointed chairman of the company's Supervisory Board and Peter Loescher became chief executive officer


6 | Annual Report

(CEO). The new CEO set out a strategy to streamline Siemens' organizational structure and realign its divisions. Siemens also announced a substantial share buyback plan, the first in the company's 160-year history. At period-end, Siemens was still trading at a discount to its peers, which we believed was unwarranted. In our view, the "low-hanging fruit" opportunities to cut costs at Siemens are potentially significant -- from outsourcing manufacturing to low-cost countries, to global procurement and the elimination of unnecessary layers of middle management.

Although the Fund performed well in 2007, some of our positions detracted from performance. Among them were Belgium-based Fortis, whose operations are focused in banking, insurance and investment management; U.K.-based cable company Virgin Media; and Banca Popolare, an Italian financial services provider.

Fortis declined 30% in local currency as the company raised a significant amount of capital to fund its acquisition of ABN Amro's Dutch retail banking, asset management and private banking units. Fortis was part of a consortium with Royal Bank of Scotland and Banco Santander, which together acquired these businesses and by year-end had completed the largest bank acquisition in European history. Fortis' stock price also came under pressure after the company announced weak third quarter 2007 operating results for its banking and insurance businesses.

Shares of Virgin Media, the U.K.'s largest cable company, declined 32% in local currency during 2007. First, the company was forced to pull several British Sky Broadcasting (BSkyB) channels from its offering due to a pricing dispute, which resulted in a reduction in subscribers. Second, the contraction of the leveraged corporate debt market scuttled a plan announced in June to sell the company. Finally, Virgin Media posted mediocre earnings results in 2007.

The Fund's shares of Banca Popolare declined 34% in local currency during 2007. As global economic fears became more evident in the markets, Banca Popolare suffered as investors became hesitant about the bank's growth prospects for the next few years. Also, concerns developed over the potential integration of its $10 billion BPI (Banca Popolare Italiana) acquisition and lost revenue stemming from the company's Banca Italease subsidiary. At period-end, we believed Banca Popolare should be able to weather an economic downturn due to its regional focus and potential future earnings growth from merger integration.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2007, the Fund benefited to the extent it was not fully hedged.

TOP 10 HOLDINGS

12/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Siemens AG                                                                  2.5%
   INDUSTRIAL CONGLOMERATES, GERMANY
--------------------------------------------------------------------------------
British American Tobacco PLC                                                2.4%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
Imperial Tobacco Group PLC                                                  2.4%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
Carrefour SA                                                                2.3%
   FOOD & STAPLES RETAILING, FRANCE
--------------------------------------------------------------------------------
RWE AG                                                                      2.3%
   MULTI-UTILITIES, GERMANY
--------------------------------------------------------------------------------
Koninklijke Philips Electronics NV                                          2.2%
   HOUSEHOLD DURABLES, NETHERLANDS
--------------------------------------------------------------------------------
DaimlerChrysler AG                                                          2.1%
   AUTOMOBILES, GERMANY
--------------------------------------------------------------------------------
Nestle SA                                                                   2.1%
   FOOD PRODUCTS, SWITZERLAND
--------------------------------------------------------------------------------
Deutsche Boerse AG                                                          2.0%
   DIVERSIFIED FINANCIAL SERVICES, GERMANY
--------------------------------------------------------------------------------
Deutsche Post AG                                                            2.0%
   AIR FREIGHT & LOGISTICS, GERMANY
--------------------------------------------------------------------------------


                                                               Annual Report | 7

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]         /s/ Philippe Brugere-Trelat

                        Philippe Brugere-Trelat
                        Portfolio Manager

[PHOTO OMITTED]         /s/ Katrina Dudley

                        Katrina Dudley, CFA
                        Assistant Portfolio Manager

                        Mutual European Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT has been lead portfolio manager for Mutual European Fund since 2005. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund's former manager.

KATRINA DUDLEY has been assistant portfolio manager for Mutual European Fund since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as domestic health care companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.
--------------------------------------------------------------------------------


8 | Annual Report

Performance Summary as of 12/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------
CLASS Z  (SYMBOL: MEURX)                               CHANGE     12/31/07    12/31/06
---------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  +$1.73       $26.32      $24.59
---------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
---------------------------------------------------------------------------------------
Dividend Income                             $0.6772
---------------------------------------------------------------------------------------
Long-Term Capital Gain                      $1.7898
---------------------------------------------------------------------------------------
   TOTAL                                    $2.4670
---------------------------------------------------------------------------------------
CLASS A  (SYMBOL: TEMIX)                               CHANGE     12/31/07    12/31/06
---------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  +$1.67       $25.86      $24.19
---------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
---------------------------------------------------------------------------------------
Dividend Income                             $0.6012
---------------------------------------------------------------------------------------
Long-Term Capital Gain                      $1.7898
---------------------------------------------------------------------------------------
   TOTAL                                    $2.3910
---------------------------------------------------------------------------------------
CLASS B  (SYMBOL: TEUBX)                               CHANGE     12/31/07    12/31/06
---------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  +$1.59       $25.24      $23.65
---------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
---------------------------------------------------------------------------------------
Dividend Income                             $0.3998
---------------------------------------------------------------------------------------
Long-Term Capital Gain                      $1.7898
---------------------------------------------------------------------------------------
   TOTAL                                    $2.1896
---------------------------------------------------------------------------------------
CLASS C  (SYMBOL: TEURX)                               CHANGE     12/31/07    12/31/06
---------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  +$1.65       $25.82      $24.17
---------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
---------------------------------------------------------------------------------------
Dividend Income                             $0.4172
---------------------------------------------------------------------------------------
Long-Term Capital Gain                      $1.7898
---------------------------------------------------------------------------------------
   TOTAL                                    $2.2070
---------------------------------------------------------------------------------------


                                                               Annual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------
CLASS Z                                                        1-YEAR     5-YEAR              10-YEAR
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                     +17.15%   +184.30%             +339.91%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                 +17.15%    +23.24%              +15.97%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $11,715    $28,430              $43,991
------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5              1.05%
------------------------------------------------------------------------------------------------------
CLASS A                                                        1-YEAR     5-YEAR              10-YEAR
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                     +16.86%   +179.82%             +323.55%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                 +10.13%    +21.41%              +14.84%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $11,013    $26,378              $39,910
------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5              1.34%
------------------------------------------------------------------------------------------------------
CLASS B                                                        1-YEAR     5-YEAR   INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                     +16.05%   +170.52%             +286.33%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                 +12.05%    +21.84%              +16.20%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $11,205    $26,852              $38,633
------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5              2.05%
------------------------------------------------------------------------------------------------------
CLASS C                                                        1-YEAR     5-YEAR              10-YEAR
------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                     +16.03%   +170.57%             +298.68%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                 +15.03%    +22.03%              +14.83%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $11,503    $27,057              $39,868
------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5              2.05%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/98-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         DATE           MUTUAL EUROPEAN FUND         MSCI AC EUROPE INDEX 6
--------------------------------------------------------------------------------
       1/1/1998                $10,000                      $10,000
      1/31/1998                $10,167                      $10,359
      2/28/1998                $10,722                      $11,170
      3/31/1998                $11,492                      $11,968
      4/30/1998                $11,786                      $12,227
      5/31/1998                $12,198                      $12,417
      6/30/1998                $11,921                      $12,539
      7/31/1998                $11,825                      $12,809
      8/31/1998                $10,479                      $11,140
      9/30/1998                $ 9,517                      $10,695
     10/31/1998                $ 9,794                      $11,553
     11/30/1998                $10,430                      $12,183
     12/31/1998                $10,474                      $12,718
      1/31/1999                $10,499                      $12,655
      2/28/1999                $10,632                      $12,348
      3/31/1999                $10,874                      $12,492
      4/30/1999                $11,509                      $12,881
      5/31/1999                $11,534                      $12,286
      6/30/1999                $11,935                      $12,496
      7/31/1999                $11,952                      $12,633
      8/31/1999                $12,062                      $12,766
      9/30/1999                $12,062                      $12,676
     10/31/1999                $12,451                      $13,134
     11/30/1999                $13,499                      $13,502
     12/31/1999                $15,376                      $14,924
      1/31/2000                $15,722                      $13,880
      2/29/2000                $17,734                      $14,595
      3/31/2000                $17,188                      $14,946
      4/30/2000                $16,715                      $14,293
      5/31/2000                $16,742                      $14,170
      6/30/2000                $16,754                      $14,442
      7/31/2000                $16,860                      $14,214
      8/31/2000                $17,282                      $14,035
      9/30/2000                $16,860                      $13,380
     10/31/2000                $17,052                      $13,272
     11/30/2000                $16,984                      $12,708
     12/31/2000                $17,600                      $13,601
      1/31/2001                $18,088                      $13,622
      2/28/2001                $17,986                      $12,405
      3/31/2001                $17,283                      $11,484
      4/30/2001                $17,804                      $12,324
      5/31/2001                $18,111                      $11,742
      6/30/2001                $17,998                      $11,302
      7/31/2001                $17,896                      $11,315
      8/31/2001                $17,725                      $11,027
      9/30/2001                $15,700                      $ 9,918
     10/31/2001                $16,212                      $10,247
     11/30/2001                $16,553                      $10,669
     12/31/2001                $16,766                      $10,950
      1/31/2002                $17,127                      $10,397
      2/28/2002                $17,383                      $10,382
      3/31/2002                $18,069                      $10,955
      4/30/2002                $18,441                      $10,890
      5/31/2002                $18,545                      $10,868
      6/30/2002                $17,837                      $10,485
      7/31/2002                $16,453                      $ 9,324
      8/31/2002                $16,477                      $ 9,328
      9/30/2002                $15,433                      $ 8,111
     10/31/2002                $15,480                      $ 8,895
     11/30/2002                $15,632                      $ 9,335
     12/31/2002                $15,474                      $ 8,996
      1/31/2003                $15,044                      $ 8,573
      2/28/2003                $14,579                      $ 8,303
      3/31/2003                $14,794                      $ 8,177
      4/30/2003                $15,975                      $ 9,300
      5/31/2003                $16,989                      $ 9,920
      6/30/2003                $17,215                      $10,023
      7/31/2003                $17,611                      $10,223
      8/31/2003                $17,983                      $10,223
      9/30/2003                $18,271                      $10,436
     10/31/2003                $19,040                      $11,123
     11/30/2003                $19,736                      $11,593
     12/31/2003                $20,555                      $12,551
      1/31/2004                $20,788                      $12,703
      2/29/2004                $21,474                      $13,087
      3/31/2004                $21,388                      $12,709
      4/30/2004                $21,217                      $12,593
      5/31/2004                $21,278                      $12,804
      6/30/2004                $21,756                      $12,983
      7/31/2004                $21,509                      $12,629
      8/31/2004                $21,571                      $12,650
      9/30/2004                $22,213                      $13,165
     10/31/2004                $22,781                      $13,646
     11/30/2004                $23,991                      $14,638
     12/31/2004                $24,991                      $15,263
      1/31/2005                $24,574                      $14,992
      2/28/2005                $25,827                      $15,768
      3/31/2005                $25,282                      $15,353
      4/30/2005                $24,953                      $14,980
      5/31/2005                $25,358                      $15,060
      6/30/2005                $25,954                      $15,288
      7/31/2005                $26,921                      $15,867
      8/31/2005                $27,366                      $16,135
      9/30/2005                $27,976                      $16,564
     10/31/2005                $27,544                      $16,022
     11/30/2005                $28,333                      $16,322
     12/31/2005                $29,498                      $16,897
      1/31/2006                $30,481                      $18,040
      2/28/2006                $31,312                      $18,081
      3/31/2006                $32,850                      $18,757
      4/30/2006                $33,251                      $19,764
      5/31/2006                $32,088                      $19,189
      6/30/2006                $32,199                      $19,261
      7/31/2006                $32,523                      $19,585
      8/31/2006                $33,693                      $20,201
      9/30/2006                $34,285                      $20,323
     10/31/2006                $35,399                      $21,203
     11/30/2006                $36,019                      $22,005
     12/31/2006                $37,552                      $22,715
      1/31/2007                $38,759                      $22,819
      2/28/2007                $38,285                      $22,723
      3/31/2007                $40,133                      $23,574
      4/30/2007                $42,164                      $25,069
      5/31/2007                $43,661                      $25,511
      6/30/2007                $43,837                      $25,593
      7/31/2007                $42,843                      $25,125
      8/31/2007                $42,552                      $24,813
      9/30/2007                $43,990                      $26,114
     10/31/2007                $45,243                      $27,398
     11/30/2007                $44,112                      $26,556
     12/31/2007                $43,991                      $26,159

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------
CLASS Z                                12/31/07
------------------------------------------------
1-Year                                  +17.15%
------------------------------------------------
5-Year                                  +23.24%
------------------------------------------------
10-Year                                 +15.97%
------------------------------------------------

CLASS A (1/1/98-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         DATE           MUTUAL EUROPEAN FUND         MSCI AC EUROPE INDEX 6
--------------------------------------------------------------------------------
       1/1/1998                $ 9,423                      $10,000
      1/31/1998                $ 9,580                      $10,359
      2/28/1998                $10,090                      $11,170
      3/31/1998                $10,802                      $11,968
      4/30/1998                $11,072                      $12,227
      5/31/1998                $11,462                      $12,417
      6/30/1998                $11,199                      $12,539
      7/31/1998                $11,089                      $12,809
      8/31/1998                $ 9,826                      $11,140
      9/30/1998                $ 8,917                      $10,695
     10/31/1998                $ 9,171                      $11,553
     11/30/1998                $ 9,764                      $12,183
     12/31/1998                $ 9,806                      $12,718
      1/31/1999                $ 9,830                      $12,655
      2/28/1999                $ 9,948                      $12,348
      3/31/1999                $10,168                      $12,492
      4/30/1999                $10,765                      $12,881
      5/31/1999                $10,773                      $12,286
      6/30/1999                $11,141                      $12,496
      7/31/1999                $11,157                      $12,633
      8/31/1999                $11,261                      $12,766
      9/30/1999                $11,253                      $12,676
     10/31/1999                $11,611                      $13,134
     11/30/1999                $12,581                      $13,502
     12/31/1999                $14,322                      $14,924
      1/31/2000                $14,638                      $13,880
      2/29/2000                $16,511                      $14,595
      3/31/2000                $15,998                      $14,946
      4/30/2000                $15,553                      $14,293
      5/31/2000                $15,579                      $14,170
      6/30/2000                $15,576                      $14,442
      7/31/2000                $15,675                      $14,214
      8/31/2000                $16,053                      $14,035
      9/30/2000                $15,666                      $13,380
     10/31/2000                $15,837                      $13,272
     11/30/2000                $15,774                      $12,708
     12/31/2000                $16,337                      $13,601
      1/31/2001                $16,784                      $13,622
      2/28/2001                $16,677                      $12,405
      3/31/2001                $16,028                      $11,484
      4/30/2001                $16,507                      $12,324
      5/31/2001                $16,784                      $11,742
      6/30/2001                $16,674                      $11,302
      7/31/2001                $16,567                      $11,315
      8/31/2001                $16,418                      $11,027
      9/30/2001                $14,530                      $ 9,918
     10/31/2001                $15,010                      $10,247
     11/30/2001                $15,319                      $10,669
     12/31/2001                $15,511                      $10,950
      1/31/2002                $15,837                      $10,397
      2/28/2002                $16,065                      $10,382
      3/31/2002                $16,696                      $10,955
      4/30/2002                $17,033                      $10,890
      5/31/2002                $17,131                      $10,868
      6/30/2002                $16,464                      $10,485
      7/31/2002                $15,193                      $ 9,324
      8/31/2002                $15,204                      $ 9,328
      9/30/2002                $14,239                      $ 8,111
     10/31/2002                $14,272                      $ 8,895
     11/30/2002                $14,404                      $ 9,335
     12/31/2002                $14,263                      $ 8,996
      1/31/2003                $13,863                      $ 8,573
      2/28/2003                $13,429                      $ 8,303
      3/31/2003                $13,618                      $ 8,177
      4/30/2003                $14,708                      $ 9,300
      5/31/2003                $15,630                      $ 9,920
      6/30/2003                $15,837                      $10,023
      7/31/2003                $16,195                      $10,223
      8/31/2003                $16,542                      $10,223
      9/30/2003                $16,799                      $10,436
     10/31/2003                $17,492                      $11,123
     11/30/2003                $18,130                      $11,593
     12/31/2003                $18,875                      $12,551
      1/31/2004                $19,080                      $12,703
      2/29/2004                $19,706                      $13,087
      3/31/2004                $19,627                      $12,709
      4/30/2004                $19,467                      $12,593
      5/31/2004                $19,513                      $12,804
      6/30/2004                $19,951                      $12,983
      7/31/2004                $19,711                      $12,629
      8/31/2004                $19,768                      $12,650
      9/30/2004                $20,342                      $13,165
     10/31/2004                $20,858                      $13,646
     11/30/2004                $21,971                      $14,638
     12/31/2004                $22,882                      $15,263
      1/31/2005                $22,483                      $14,992
      2/28/2005                $23,622                      $15,768
      3/31/2005                $23,117                      $15,353
      4/30/2005                $22,812                      $14,980
      5/31/2005                $23,176                      $15,060
      6/30/2005                $23,709                      $15,288
      7/31/2005                $24,581                      $15,867
      8/31/2005                $24,982                      $16,135
      9/30/2005                $25,536                      $16,564
     10/31/2005                $25,136                      $16,022
     11/30/2005                $25,855                      $16,322
     12/31/2005                $26,900                      $16,897
      1/31/2006                $27,797                      $18,040
      2/28/2006                $28,540                      $18,081
      3/31/2006                $29,937                      $18,757
      4/30/2006                $30,296                      $19,764
      5/31/2006                $29,232                      $19,189
      6/30/2006                $29,327                      $19,261
      7/31/2006                $29,627                      $19,585
      8/31/2006                $30,684                      $20,201
      9/30/2006                $31,218                      $20,323
     10/31/2006                $32,210                      $21,203
     11/30/2006                $32,771                      $22,005
     12/31/2006                $34,151                      $22,715
      1/31/2007                $35,252                      $22,819
      2/28/2007                $34,800                      $22,723
      3/31/2007                $36,480                      $23,574
      4/30/2007                $38,316                      $25,069
      5/31/2007                $39,671                      $25,511
      6/30/2007                $39,825                      $25,593
      7/31/2007                $38,921                      $25,125
      8/31/2007                $38,638                      $24,813
      9/30/2007                $39,938                      $26,114
     10/31/2007                $41,069                      $27,398
     11/30/2007                $40,023                      $26,556
     12/31/2007                $39,910                      $26,159

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------
CLASS A                                12/31/07
------------------------------------------------
1-Year                                  +10.13%
------------------------------------------------
5-Year                                  +21.41%
------------------------------------------------
10-Year                                 +14.84%
------------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS B                           12/31/07
-------------------------------------------
1-Year                              +12.05%
-------------------------------------------
5-Year                              +21.84%
-------------------------------------------
Since Inception (1/1/99)            +16.20%
-------------------------------------------

CLASS B (1/1/99-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

    DATE     MUTUAL EUROPEAN FUND   MSCI AC EUROPE INDEX 6
----------------------------------------------------------
  1/1/1999         $ 10,000                $ 10,000
 1/31/1999         $ 10,016                $  9,950
 2/28/1999         $ 10,136                $  9,709
 3/31/1999         $ 10,361                $  9,822
 4/30/1999         $ 10,954                $ 10,128
 5/31/1999         $ 10,962                $  9,661
 6/30/1999         $ 11,334                $  9,826
 7/31/1999         $ 11,342                $  9,933
 8/31/1999         $ 11,439                $ 10,038
 9/30/1999         $ 11,431                $  9,967
10/31/1999         $ 11,788                $ 10,327
11/30/1999         $ 12,770                $ 10,616
12/31/1999         $ 14,517                $ 11,735
 1/31/2000         $ 14,831                $ 10,914
 2/29/2000         $ 16,713                $ 11,476
 3/31/2000         $ 16,190                $ 11,752
 4/30/2000         $ 15,729                $ 11,239
 5/31/2000         $ 15,746                $ 11,141
 6/30/2000         $ 15,738                $ 11,356
 7/31/2000         $ 15,820                $ 11,177
 8/31/2000         $ 16,206                $ 11,036
 9/30/2000         $ 15,802                $ 10,520
10/31/2000         $ 15,967                $ 10,436
11/30/2000         $ 15,894                $  9,992
12/31/2000         $ 16,450                $ 10,694
 1/31/2001         $ 16,894                $ 10,710
 2/28/2001         $ 16,775                $  9,754
 3/31/2001         $ 16,114                $  9,030
 4/30/2001         $ 16,580                $  9,690
 5/31/2001         $ 16,861                $  9,232
 6/30/2001         $ 16,744                $  8,886
 7/31/2001         $ 16,624                $  8,897
 8/31/2001         $ 16,462                $  8,670
 9/30/2001         $ 14,572                $  7,798
10/31/2001         $ 15,028                $  8,057
11/30/2001         $ 15,332                $  8,389
12/31/2001         $ 15,518                $  8,610
 1/31/2002         $ 15,838                $  8,175
 2/28/2002         $ 16,058                $  8,163
 3/31/2002         $ 16,675                $  8,613
 4/30/2002         $ 17,006                $  8,563
 5/31/2002         $ 17,094                $  8,545
 6/30/2002         $ 16,425                $  8,244
 7/31/2002         $ 15,136                $  7,331
 8/31/2002         $ 15,147                $  7,334
 9/30/2002         $ 14,169                $  6,378
10/31/2002         $ 14,203                $  6,994
11/30/2002         $ 14,325                $  7,340
12/31/2002         $ 14,182                $  7,073
 1/31/2003         $ 13,778                $  6,741
 2/28/2003         $ 13,329                $  6,529
 3/31/2003         $ 13,520                $  6,430
 4/30/2003         $ 14,586                $  7,312
 5/31/2003         $ 15,494                $  7,800
 6/30/2003         $ 15,696                $  7,881
 7/31/2003         $ 16,034                $  8,038
 8/31/2003         $ 16,373                $  8,038
 9/30/2003         $ 16,621                $  8,205
10/31/2003         $ 17,298                $  8,746
11/30/2003         $ 17,919                $  9,115
12/31/2003         $ 18,642                $  9,869
 1/31/2004         $ 18,836                $  9,988
 2/29/2004         $ 19,442                $ 10,290
 3/31/2004         $ 19,351                $  9,993
 4/30/2004         $ 19,191                $  9,902
 5/31/2004         $ 19,225                $ 10,068
 6/30/2004         $ 19,633                $ 10,209
 7/31/2004         $ 19,391                $  9,930
 8/31/2004         $ 19,437                $  9,946
 9/30/2004         $ 19,990                $ 10,352
10/31/2004         $ 20,485                $ 10,730
11/30/2004         $ 21,568                $ 11,510
12/31/2004         $ 22,448                $ 12,001
 1/31/2005         $ 22,060                $ 11,788
 2/28/2005         $ 23,163                $ 12,399
 3/31/2005         $ 22,647                $ 12,072
 4/30/2005         $ 22,342                $ 11,779
 5/31/2005         $ 22,682                $ 11,842
 6/30/2005         $ 23,191                $ 12,021
 7/31/2005         $ 24,039                $ 12,476
 8/31/2005         $ 24,416                $ 12,687
 9/30/2005         $ 24,946                $ 13,024
10/31/2005         $ 24,533                $ 12,598
11/30/2005         $ 25,216                $ 12,834
12/31/2005         $ 26,234                $ 13,286
 1/31/2006         $ 27,089                $ 14,185
 2/28/2006         $ 27,802                $ 14,217
 3/31/2006         $ 29,141                $ 14,748
 4/30/2006         $ 29,472                $ 15,540
 5/31/2006         $ 28,414                $ 15,088
 6/30/2006         $ 28,491                $ 15,145
 7/31/2006         $ 28,764                $ 15,399
 8/31/2006         $ 29,776                $ 15,884
 9/30/2006         $ 30,269                $ 15,980
10/31/2006         $ 31,229                $ 16,672
11/30/2006         $ 31,735                $ 17,302
12/31/2006         $ 33,058                $ 17,860
 1/31/2007         $ 34,122                $ 17,942
 2/28/2007         $ 33,686                $ 17,867
 3/31/2007         $ 35,313                $ 18,536
 4/30/2007         $ 37,089                $ 19,711
 5/31/2007         $ 38,402                $ 20,059
 6/30/2007         $ 38,552                $ 20,123
 7/31/2007         $ 37,677                $ 19,756
 8/31/2007         $ 37,402                $ 19,510
 9/30/2007         $ 38,658                $ 20,533
10/31/2007         $ 39,752                $ 21,543
11/30/2007         $ 38,739                $ 20,881
12/31/2007         $ 38,633                $ 20,569

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS C                           12/31/07
-------------------------------------------
1-Year                              +15.03%
-------------------------------------------
5-Year                              +22.03%
-------------------------------------------
10-Year                             +14.83%
-------------------------------------------

CLASS C (1/1/98-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

    DATE     MUTUAL EUROPEAN FUND   MSCI AC EUROPE INDEX 6
----------------------------------------------------------
  1/1/1998         $ 10,000                $ 10,000
 1/31/1998         $ 10,160                $ 10,359
 2/28/1998         $ 10,710                $ 11,170
 3/31/1998         $ 11,468                $ 11,968
 4/30/1998         $ 11,748                $ 12,227
 5/31/1998         $ 12,155                $ 12,417
 6/30/1998         $ 11,868                $ 12,539
 7/31/1998         $ 11,757                $ 12,809
 8/31/1998         $ 10,405                $ 11,140
 9/30/1998         $  9,438                $ 10,695
10/31/1998         $  9,709                $ 11,553
11/30/1998         $ 10,331                $ 12,183
12/31/1998         $ 10,366                $ 12,718
 1/31/1999         $ 10,382                $ 12,655
 2/28/1999         $ 10,507                $ 12,348
 3/31/1999         $ 10,740                $ 12,492
 4/30/1999         $ 11,356                $ 12,881
 5/31/1999         $ 11,365                $ 12,286
 6/30/1999         $ 11,753                $ 12,496
 7/31/1999         $ 11,761                $ 12,633
 8/31/1999         $ 11,862                $ 12,766
 9/30/1999         $ 11,853                $ 12,676
10/31/1999         $ 12,223                $ 13,134
11/30/1999         $ 13,241                $ 13,502
12/31/1999         $ 15,071                $ 14,924
 1/31/2000         $ 15,395                $ 13,880
 2/29/2000         $ 17,366                $ 14,595
 3/31/2000         $ 16,817                $ 14,946
 4/30/2000         $ 16,340                $ 14,293
 5/31/2000         $ 16,358                $ 14,170
 6/30/2000         $ 16,347                $ 14,442
 7/31/2000         $ 16,442                $ 14,214
 8/31/2000         $ 16,839                $ 14,035
 9/30/2000         $ 16,413                $ 13,380
10/31/2000         $ 16,593                $ 13,272
11/30/2000         $ 16,508                $ 12,708
12/31/2000         $ 17,094                $ 13,601
 1/31/2001         $ 17,550                $ 13,622
 2/28/2001         $ 17,439                $ 12,405
 3/31/2001         $ 16,739                $ 11,484
 4/30/2001         $ 17,228                $ 12,324
 5/31/2001         $ 17,517                $ 11,742
 6/30/2001         $ 17,393                $ 11,302
 7/31/2001         $ 17,270                $ 11,315
 8/31/2001         $ 17,103                $ 11,027
 9/30/2001         $ 15,129                $  9,918
10/31/2001         $ 15,620                $ 10,247
11/30/2001         $ 15,932                $ 10,669
12/31/2001         $ 16,129                $ 10,950
 1/31/2002         $ 16,456                $ 10,397
 2/28/2002         $ 16,693                $ 10,382
 3/31/2002         $ 17,325                $ 10,955
 4/30/2002         $ 17,675                $ 10,890
 5/31/2002         $ 17,766                $ 10,868
 6/30/2002         $ 17,066                $ 10,485
 7/31/2002         $ 15,734                $  9,324
 8/31/2002         $ 15,746                $  9,328
 9/30/2002         $ 14,733                $  8,111
10/31/2002         $ 14,756                $  8,895
11/30/2002         $ 14,893                $  9,335
12/31/2002         $ 14,735                $  8,996
 1/31/2003         $ 14,310                $  8,573
 2/28/2003         $ 13,863                $  8,303
 3/31/2003         $ 14,047                $  8,177
 4/30/2003         $ 15,159                $  9,300
 5/31/2003         $ 16,111                $  9,920
 6/30/2003         $ 16,305                $ 10,023
 7/31/2003         $ 16,663                $ 10,223
 8/31/2003         $ 17,009                $ 10,223
 9/30/2003         $ 17,274                $ 10,436
10/31/2003         $ 17,977                $ 11,123
11/30/2003         $ 18,623                $ 11,593
12/31/2003         $ 19,375                $ 12,551
 1/31/2004         $ 19,574                $ 12,703
 2/29/2004         $ 20,204                $ 13,087
 3/31/2004         $ 20,111                $ 12,709
 4/30/2004         $ 19,947                $ 12,593
 5/31/2004         $ 19,982                $ 12,804
 6/30/2004         $ 20,410                $ 12,983
 7/31/2004         $ 20,163                $ 12,629
 8/31/2004         $ 20,210                $ 12,650
 9/30/2004         $ 20,786                $ 13,165
10/31/2004         $ 21,304                $ 13,646
11/30/2004         $ 22,421                $ 14,638
12/31/2004         $ 23,334                $ 15,263
 1/31/2005         $ 22,928                $ 14,992
 2/28/2005         $ 24,064                $ 15,768
 3/31/2005         $ 23,538                $ 15,353
 4/30/2005         $ 23,215                $ 14,980
 5/31/2005         $ 23,574                $ 15,060
 6/30/2005         $ 24,105                $ 15,288
 7/31/2005         $ 24,982                $ 15,867
 8/31/2005         $ 25,367                $ 16,135
 9/30/2005         $ 25,919                $ 16,564
10/31/2005         $ 25,499                $ 16,022
11/30/2005         $ 26,208                $ 16,322
12/31/2005         $ 27,249                $ 16,897
 1/31/2006         $ 28,145                $ 18,040
 2/28/2006         $ 28,885                $ 18,081
 3/31/2006         $ 30,288                $ 18,757
 4/30/2006         $ 30,626                $ 19,764
 5/31/2006         $ 29,535                $ 19,189
 6/30/2006         $ 29,601                $ 19,261
 7/31/2006         $ 29,891                $ 19,585
 8/31/2006         $ 30,935                $ 20,201
 9/30/2006         $ 31,451                $ 20,323
10/31/2006         $ 32,442                $ 21,203
11/30/2006         $ 32,983                $ 22,005
12/31/2006         $ 34,361                $ 22,715
 1/31/2007         $ 35,442                $ 22,819
 2/28/2007         $ 34,972                $ 22,723
 3/31/2007         $ 36,636                $ 23,574
 4/30/2007         $ 38,455                $ 25,069
 5/31/2007         $ 39,792                $ 25,511
 6/30/2007         $ 39,927                $ 25,593
 7/31/2007         $ 38,988                $ 25,125
 8/31/2007         $ 38,689                $ 24,813
 9/30/2007         $ 39,969                $ 26,114
10/31/2007         $ 41,065                $ 27,398
11/30/2007         $ 40,012                $ 26,556
12/31/2007         $ 39,868                $ 26,159


12 | Annual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. BECAUSE THE FUND INVESTS IN ISSUERS LOCATED IN EUROPE, IT MAY EXPERIENCE GREATER VOLATILITY THAN A GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTIES. IN ADDITION, THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE CERTAIN RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region.


                                                              Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                       VALUE 7/1/07     VALUE 12/31/07   PERIOD* 7/1/07-12/31/07
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,003.50             $ 5.10
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,020.11             $ 5.14
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,002.10             $ 6.66
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.55             $ 6.72
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $  998.60             $10.13
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,015.07             $10.21
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $  998.50             $10.13
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,015.07             $10.21
--------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.01%; A: 1.32%; B: 2.01%; and C: 2.01%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 15

Mutual European Fund

FINANCIAL HIGHLIGHTS

                                                                    --------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                          2007          2006        2005        2004        2003
                                                                    --------------------------------------------------------------
CLASS Z
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $    24.59    $    21.30    $  19.75    $  16.79    $  12.97
                                                                    --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................................         0.46          0.62        0.42        0.37        0.32
   Net realized and unrealized gains (losses) ...................         3.74          5.08        3.11        3.21        3.93
                                                                    --------------------------------------------------------------
Total from investment operations ................................         4.20          5.70        3.53        3.58        4.25
                                                                    --------------------------------------------------------------
Less distributions from:
   Net investment income ........................................        (0.68)        (0.66)      (0.55)      (0.60)      (0.43)
   Net realized gains ...........................................        (1.79)        (1.75)      (1.43)      (0.02)         --
                                                                    --------------------------------------------------------------
Total distributions .............................................        (2.47)        (2.41)      (1.98)      (0.62)      (0.43)
                                                                    --------------------------------------------------------------
Redemption fees .................................................           -- d          -- d        -- d        -- d        -- d
                                                                    --------------------------------------------------------------
Net asset value, end of year ....................................   $    26.32    $    24.59    $  21.30    $  19.75    $  16.79
                                                                    ==============================================================

Total return ....................................................        17.15%        27.30%      18.03%      21.58%      32.84%

RATIOS TO AVERAGE NET ASSETS
Expenses c ......................................................         1.04% e       1.05% e     1.05% e     1.07% e     1.08%
Expenses - excluding dividend expense on securities sold short ..         1.04% e       1.04% e     1.04% e     1.07% e     1.08%
Net investment income ...........................................         1.65%         2.64%       1.99%       2.10%       2.19%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $1,250,521    $1,034,000    $788,228    $650,547    $498,667
Portfolio turnover rate .........................................        39.60%        37.65%      29.84%      33.11%      52.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount rounds to less than $0.01.

e Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual European Fund

                                                                    --------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                          2007          2006        2005        2004        2003
                                                                    --------------------------------------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $    24.19    $    20.99    $  19.50    $  16.59    $  12.83
                                                                    --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................................         0.36          0.56        0.34        0.31        0.26
   Net realized and unrealized gains (losses) ...................         3.70          4.98        3.07        3.16        3.88
                                                                    --------------------------------------------------------------
Total from investment operations ................................         4.06          5.54        3.41        3.47        4.14
                                                                    --------------------------------------------------------------
Less distributions from:
   Net investment income ........................................        (0.60)        (0.59)      (0.49)      (0.54)      (0.38)
   Net realized gains ...........................................        (1.79)        (1.75)      (1.43)      (0.02)         --
                                                                    --------------------------------------------------------------
Total distributions .............................................        (2.39)        (2.34)      (1.92)      (0.56)      (0.38)
                                                                    --------------------------------------------------------------
Redemption fees .................................................           -- e          -- e        -- e        -- e        -- e
                                                                    --------------------------------------------------------------
Net asset value, end of year ....................................   $    25.86    $    24.19    $  20.99    $  19.50    $  16.59
                                                                    ==============================================================

Total return c ..................................................        16.86%        26.96%      17.56%      21.23%      32.34%

RATIOS TO AVERAGE NET ASSETS
Expenses d ......................................................         1.34% f       1.34% f     1.38% f     1.42% f     1.43%
Expenses - excluding dividend expense on securities sold short ..         1.34% f       1.33% f     1.37% f     1.42% f     1.43%
Net investment income ...........................................         1.35%         2.35%       1.66%       1.75%       1.84%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $1,333,176    $  964,717    $707,995    $545,120    $417,630
Portfolio turnover rate .........................................        39.60%        37.65%      29.84%      33.11%      52.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Mutual European Fund

CLASS B

                                                                    --------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                          2007          2006        2005        2004        2003
                                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $    23.65    $    20.58    $  19.14    $  16.31    $  12.64
                                                                    --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................................         0.18          0.38        0.21        0.19        0.16
   Net realized and unrealized gains (losses) ...................         3.60          4.87        3.01        3.10        3.81
                                                                    --------------------------------------------------------------
Total from investment operations ................................         3.78          5.25        3.22        3.29        3.97
                                                                    --------------------------------------------------------------
Less distributions from:
   Net investment income ........................................        (0.40)        (0.43)      (0.35)      (0.44)      (0.30)
   Net realized gains ...........................................        (1.79)        (1.75)      (1.43)      (0.02)         --
                                                                    --------------------------------------------------------------
Total distributions .............................................        (2.19)        (2.18)      (1.78)      (0.46)      (0.30)
                                                                    --------------------------------------------------------------
Redemption fees .................................................           -- e          -- e        -- e        -- e        -- e
                                                                    --------------------------------------------------------------
Net asset value, end of year ....................................   $    25.24    $    23.65    $  20.58    $  19.14    $  16.31
                                                                    ==============================================================

Total return c ..................................................        16.05%        26.01%      16.87%      20.41%      31.45%

RATIOS TO AVERAGE NET ASSETS
Expenses d ......................................................         2.04% f       2.05% f     2.05% f     2.07% f     2.08%
Expenses - excluding dividend expense on securities sold short ..         2.04% f       2.04% f     2.04% f     2.07% f     2.08%
Net investment income ...........................................         0.65%         1.64%       0.99%       1.10%       1.19%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $   65,317    $   63,219    $ 55,303    $ 50,216    $ 38,526
Portfolio turnover rate .........................................        39.60%        37.65%      29.84%      33.11%      52.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual European Fund

CLASS C

                                                                    --------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                          2007          2006        2005        2004        2003
                                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................   $    24.17    $    20.98    $  19.50    $  16.60    $  12.85
                                                                    --------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................................         0.17          0.38        0.21        0.20        0.17
   Net realized and unrealized gains (losses) ...................         3.69          4.99        3.05        3.15        3.87
                                                                    --------------------------------------------------------------
Total from investment operations ................................         3.86          5.37        3.26        3.35        4.04
                                                                    --------------------------------------------------------------
Less distributions from:
   Net investment income ........................................        (0.42)        (0.43)      (0.35)      (0.43)      (0.29)
   Net realized gains ...........................................        (1.79)        (1.75)      (1.43)      (0.02)         --
                                                                    --------------------------------------------------------------
Total distributions .............................................        (2.21)        (2.18)      (1.78)      (0.45)      (0.29)
                                                                    --------------------------------------------------------------
Redemption fees .................................................           -- e          -- e        -- e        -- e        -- e
                                                                    --------------------------------------------------------------
Net asset value, end of year ....................................   $    25.82    $    24.17    $  20.98    $  19.50    $  16.60
                                                                    ==============================================================

Total return c ..................................................        16.03%        26.10%      16.78%      20.43%      31.49%

RATIOS TO AVERAGE NET ASSETS
Expenses d ......................................................         2.04% f       2.05% f     2.05% f     2.07% f     2.08%
Expenses - excluding dividend expense on securities sold short ..         2.04% f       2.04% f     2.04% f     2.07% f     2.08%
Net investment income ...........................................         0.65%         1.64%       0.99%       1.10%       1.19%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................   $  384,861    $  303,259    $242,894    $205,197    $166,758
Portfolio turnover rate .........................................        39.60%        37.65%      29.84%      33.11%      52.33%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Mutual European Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                    COUNTRY           CONTRACTS          VALUE
----------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS 93.2%
          COMMON STOCKS AND OTHER EQUITY INTERESTS 90.1%
          AIR FREIGHT & LOGISTICS 4.1%
          Deutsche Post AG ..................................................       Germany              1,807,249   $ 61,477,998
          Geodis SA .........................................................       France                  53,673      8,558,083
          TNT NV ............................................................     Netherlands            1,303,263     53,729,150
                                                                                                                     -------------
                                                                                                                      123,765,231
                                                                                                                     -------------
          AUTO COMPONENTS 1.1%
        a Goodyear Tire & Rubber Co. ........................................    United States          1,150,310      32,461,748
                                                                                                                     -------------
          AUTOMOBILES 2.1%
          Daimler AG ........................................................       Germany                670,054     64,743,003
                                                                                                                     -------------
          BEVERAGES 2.6%
          Carlsberg AS, A ...................................................       Denmark                 28,600      3,263,294
          Carlsberg AS, B ...................................................       Denmark                220,105     26,578,879
          Pernod Ricard SA ..................................................       France                 214,477     49,484,826
                                                                                                                     -------------
                                                                                                                       79,326,999
                                                                                                                     -------------
          CAPITAL MARKETS 0.6%
          D. Carnegie & Co. AB ..............................................       Sweden                 855,858     16,612,305
        a Gottex Fund Management Holdings Ltd. ..............................     Switzerland                9,392        575,189
                                                                                                                     -------------
                                                                                                                       17,187,494
                                                                                                                     -------------
          CHEMICALS 3.5%
          Koninklijke DSM NV ................................................     Netherlands              676,544     31,919,877
          Lanxess ...........................................................       Germany                245,850     11,821,840
          Linde AG ..........................................................       Germany                351,735     46,448,920
          Sika AG ...........................................................     Switzerland                8,141     15,345,196
                                                                                                                     -------------
                                                                                                                      105,535,833
                                                                                                                     -------------
          COMMERCIAL BANKS 7.0%
          Aareal Bank AG ....................................................       Germany                527,029     23,627,359
        a Banco Popolare SpA ................................................        Italy                 944,485     20,895,546
          BNP Paribas SA ....................................................       France                 560,850     60,747,320
          Danske Bank AS ....................................................       Denmark                799,196     31,243,644
          Intesa Sanpaolo SpA ...............................................        Italy               3,211,557     25,355,510
          Royal Bank of Scotland Group PLC ..................................   United Kingdom             142,089      1,253,517
        a Royal Bank of Scotland Group PLC, ADR .............................   United Kingdom               1,095          9,800
          Societe Generale, A ...............................................       France                 239,500     34,577,451
          Swedbank AB, A ....................................................       Sweden                 383,398     10,851,390
          Unione Di Banche Italiane SCPA ....................................        Italy                 153,175      4,204,711
                                                                                                                     -------------
                                                                                                                      212,766,248
                                                                                                                     -------------
          COMMUNICATIONS EQUIPMENT 0.8%
          Telefonaktiebolaget LM Ericsson, B ................................       Sweden               9,764,968     22,925,934
          Telefonaktiebolaget LM Ericsson, B, ADR ...........................       Sweden                  67,100      1,566,785
                                                                                                                     -------------
                                                                                                                       24,492,719
                                                                                                                     -------------
          DISTRIBUTORS 0.8%
          Compania de Distribucion Integral Logista SA ......................        Spain                 322,008     23,895,552
                                                                                                                     -------------


20 | Annual Report

Mutual European Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                    COUNTRY           CONTRACTS          VALUE
----------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          DIVERSIFIED FINANCIAL SERVICES 5.0%
          Deutsche Boerse AG ................................................       Germany                312,614   $ 61,930,945
        a Fortis VVPR Strip .................................................       Belgium                442,602          6,459
          Fortis ............................................................       Belgium              2,117,902     55,880,944
          Guinness Peat Group PLC ...........................................   United Kingdom           9,258,918     12,348,712
          Investor AB, B ....................................................       Sweden                 589,321     13,398,424
      a,b Marconi Corp., Contingent Distribution ............................   United Kingdom          28,582,000             --
          Oslo Bors Holding ASA .............................................       Norway                 340,000      9,071,672
                                                                                                                     -------------
                                                                                                                      152,637,156
                                                                                                                     -------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 3.3%
  a,c,d,e AboveNet Inc. .....................................................    United States              88,848      4,442,400
    a,d,e AboveNet Inc., stock grants, grant price $20.95, expiration date
            9/09/13 .........................................................    United States                 117          4,850
  a,c,d,e AboveNet Inc., wts., 9/08/08 ......................................    United States               3,214        151,701
  a,c,d,e AboveNet Inc., wts., 9/08/10 ......................................    United States               3,781        165,154
          Koninklijke (Royal) KPN NV ........................................     Netherlands            2,465,171     44,753,487
          Telecom Italia SpA ................................................       Italy                4,158,868     12,897,143
          Telefonica SA .....................................................       Spain                1,202,001     38,976,993
                                                                                                                     -------------
                                                                                                                      101,391,728
                                                                                                                     -------------
          ELECTRIC UTILITIES 2.0%
          E.ON AG ...........................................................       Germany                280,020     59,503,115
                                                                                                                     -------------
          ENERGY EQUIPMENT & SERVICES 1.9%
        a Aker Drilling ASA .................................................       Norway                 935,217      7,313,777
          Bourbon SA ........................................................       France                 373,667     24,440,835
        a Compagnie Generale de Geophysique SA ..............................       France                  47,394     13,487,064
          Petroleum Geo-Services ASA ........................................       Norway                 233,063      6,765,239
        a Seadrill Ltd. .....................................................       Bermuda                266,180      6,489,806
                                                                                                                     -------------
                                                                                                                       58,496,721
                                                                                                                     -------------
          FOOD & STAPLES RETAILING 2.3%
          Carrefour SA ......................................................       France                 906,000     70,458,496
                                                                                                                     -------------
          FOOD PRODUCTS 7.2%
          Cadbury Schweppes PLC .............................................   United Kingdom           2,622,412     32,357,837
          CSM NV ............................................................     Netherlands              816,226     27,515,782
          Groupe Danone .....................................................       France                 646,940     57,968,468
          Leroy Seafood Group ASA ...........................................       Norway                 348,693      7,057,913
        a Lighthouse Caledonia ASA ..........................................       Norway                  63,111         59,923
      a,f Marine Harvest ....................................................       Norway               7,424,923      4,768,237
          Nestle SA .........................................................     Switzerland              137,037     62,883,198
          Premier Foods PLC .................................................   United Kingdom           2,866,042     11,645,626
          Rieber & Son ASA ..................................................       Norway               1,548,350     14,886,611
                                                                                                                     -------------
                                                                                                                      219,143,595
                                                                                                                     -------------
          HEALTH CARE PROVIDERS & SERVICES 0.9%
          Rhoen-Klinikum AG .................................................       Germany                859,576     26,869,723
                                                                                                                     -------------


                                                              Annual Report | 21

Mutual European Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                    COUNTRY           CONTRACTS          VALUE
----------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          HOTELS, RESTAURANTS & LEISURE 0.4%
          Accor SA ..........................................................       France                 149,249   $ 11,914,017
                                                                                                                     -------------
          HOUSEHOLD DURABLES 3.0%
          Hunter Douglas NV .................................................     Netherlands              358,046     26,481,031
          Koninklijke Philips Electronics NV ................................     Netherlands            1,526,224     65,749,746
                                                                                                                     -------------
                                                                                                                       92,230,777
                                                                                                                     -------------
          INDUSTRIAL CONGLOMERATES 4.9%
          C.I.R. SpA ........................................................        Italy               6,718,106     24,926,842
        e Orkla ASA .........................................................       Norway               2,445,205     47,356,303
          Siemens AG ........................................................       Germany                485,275     76,781,531
                                                                                                                     -------------
                                                                                                                      149,064,676
                                                                                                                     -------------
          INSURANCE 4.9%
          Allianz SE ........................................................       Germany                155,530     33,610,117
          Assicurazioni Generali SpA ........................................        Italy                 313,073     14,163,375
    a,c,d Augsburg Re AG ....................................................     Switzerland               17,909             --
        a Lancashire Holdings Ltd. ..........................................   United Kingdom           1,639,810     11,835,486
    a,c,d Olympus Re Holdings Ltd. ..........................................    United States              16,080         52,665
          Resolution PLC ....................................................   United Kingdom           1,175,848     16,623,140
          White Mountains Insurance Group Ltd. ..............................    United States              57,372     29,492,077
          Zurich Financial Services AG ......................................     Switzerland              143,320     42,052,506
                                                                                                                     -------------
                                                                                                                      147,829,366
                                                                                                                     -------------
          MACHINERY 4.1%
          AB SKF, B .........................................................       Sweden               2,060,828     34,901,197
          Kone OYJ, B .......................................................       Finland                579,380     40,525,686
          Schindler Holding AG ..............................................     Switzerland              406,243     26,169,907
          Schindler Holding AG, Registered ..................................     Switzerland              352,315     22,695,901
                                                                                                                     -------------
                                                                                                                      124,292,691
                                                                                                                     -------------
          MARINE 1.5%
          A.P. Moller - Maersk AS ...........................................       Denmark                  4,214     44,865,760
                                                                                                                     -------------
          MEDIA 3.6%
          Eutelsat Communications ...........................................       France               1,138,898     33,822,733
          JC Decaux SA ......................................................       France                 557,979     21,904,310
        a Premiere AG .......................................................       Germany                702,674     13,135,980
          Virgin Media Inc. .................................................   United Kingdom           1,632,505     27,981,136
          WPP Group PLC .....................................................   United Kingdom             990,271     12,730,495
                                                                                                                     -------------
                                                                                                                      109,574,654
                                                                                                                     -------------
          METALS & MINING 2.9%
        g Anglo American PLC ................................................   United Kingdom             550,500     33,689,534
a,c,d,h,i Globe Specialty Metals Inc., 144A .................................    United States           2,830,952     32,561,610
          Rio Tinto PLC, ADR ................................................   United Kingdom              48,090     20,192,991
                                                                                                                     -------------
                                                                                                                       86,444,135
                                                                                                                     -------------


22 | Annual Report

Mutual European Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                    COUNTRY           CONTRACTS          VALUE
----------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          MULTI-UTILITIES 3.4%
          RWE AG ............................................................       Germany                489,204   $ 68,857,568
          Suez SA ...........................................................       France                 482,571     32,796,455
                                                                                                                     -------------
                                                                                                                      101,654,023
                                                                                                                     -------------
          MULTILINE RETAIL 0.7%
          Jelmoli Holding AG ................................................     Switzerland                8,844     21,189,075
                                                                                                                     -------------
          OIL, GAS & CONSUMABLE FUELS 4.3%
          BP PLC ............................................................   United Kingdom           2,260,780     27,626,151
          Eni SpA ...........................................................        Italy                 361,200     13,204,286
  a,c,d,i Euro Wagon LP .....................................................   Jersey Islands          16,127,149     20,266,754
          Ganger Rolf .......................................................       Norway                 321,090     12,998,399
          Royal Dutch Shell PLC, A ..........................................   United Kingdom             629,550     26,413,596
          Total SA, B .......................................................       France                 364,598     30,237,883
                                                                                                                     -------------
                                                                                                                      130,747,069
                                                                                                                     -------------
          PAPER & FOREST PRODUCTS 0.2%
          Ahlstrom OYJ, A ...................................................      Finland                 31,651         756,128
          Mondi Ltd. ........................................................    South Africa               98,470        930,340
          Mondi PLC .........................................................   United Kingdom             345,275      2,915,688
                                                                                                                     -------------
                                                                                                                        4,602,156
                                                                                                                     -------------
          PHARMACEUTICALS 2.7%
          Bristol-Myers Squibb Co. ..........................................    United States             406,850     10,789,662
          Novartis AG .......................................................     Switzerland              948,307     51,967,759
          Sanofi-Aventis ....................................................       France                 203,171     18,673,418
                                                                                                                     -------------
                                                                                                                       81,430,839
                                                                                                                     -------------
          REAL ESTATE 0.1%
      a,c Canary Wharf Group PLC ............................................   United Kingdom             192,100      1,919,916
          Patrizia Immobilien AG ............................................       Germany                248,769      1,862,401
                                                                                                                     -------------
                                                                                                                        3,782,317
                                                                                                                     -------------
          THRIFTS & MORTGAGE FINANCE 1.1%
          Hypo Real Estate Holding AG .......................................       Germany                628,843     33,303,406
                                                                                                                     -------------
          TOBACCO 6.3%
          Altadis SA ........................................................        Spain                 601,830     43,659,328
          British American Tobacco PLC ......................................   United Kingdom           1,897,291     74,077,013
          Imperial Tobacco Group PLC ........................................   United Kingdom           1,349,474     72,717,873
                                                                                                                     -------------
                                                                                                                      190,454,214
                                                                                                                     -------------
          TRADING COMPANIES & DISTRIBUTORS 0.8%
          Kloeckner & Co. AG ................................................       Germany                328,293     13,079,276
          Wolseley PLC ......................................................   United Kingdom             789,203     11,635,354
                                                                                                                     -------------
                                                                                                                       24,714,630
                                                                                                                     -------------
          TRANSPORTATION INFRASTRUCTURE 0.0% j
        a Groupe Eurotunnel SA, wts., 12/30/11 ..............................       France                 444,134        149,074
                                                                                                                     -------------


                                                              Annual Report | 23

Mutual European Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           SHARES/WARRANTS/
                                                                              COUNTRY          CONTRACTS               VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
       (COST $1,858,122,232) ..........................................                                           $2,730,918,240
                                                                                                                  ---------------
    PREFERRED STOCKS 1.0%
    AUTOMOBILES 1.0%
    Porsche Automobile Holding SE, pfd. ...............................       Germany                14,588           29,402,234
                                                                                                                  ---------------
    DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% j
  d PTV Inc., 10.00%, pfd., A .........................................   United Kingdom             46,841               56,209
                                                                                                                  ---------------
    TOTAL PREFERRED STOCKS (COST $36,792,744) .........................                                               29,458,443
                                                                                                                  ---------------
    OPTIONS PURCHASED 0.3%
    PUT OPTIONS 0.3%
  a Dow Jones EUROSTOXX 50, exercise price $3,900.00, expiration
      date 3/21/08, contracts .........................................    United States            103,530            5,567,843
  a Dow Jones EUROSTOXX 50, exercise price $4,000.00, expiration
      date 3/20/08, contracts .........................................    United States             67,416            3,031,140
  a Volkswagen AG, exercise price $160.00, expiration date 3/20/08,
      contracts .......................................................       Germany                   558              787,445
                                                                                                                  ---------------
    TOTAL OPTIONS PURCHASED (COST $9,505,474) .........................                                                9,386,428
                                                                                                                  ---------------

                                                                                          -------------------
                                                                                           PRINCIPAL AMOUNT K
                                                                                          -------------------
    CORPORATE BONDS & NOTES 1.8%
c,d Augsburg Re AG, zero cpn., 1/30/08 ................................     Switzerland             205,953                   --
    Groupe Eurotunnel SA, cvt.,
       3.00%, 6/28/09 .................................................        France                 8,000 EUR           25,685
       3.00%, 6/28/09 .................................................        France                 9,616 GBP           42,035
       3.00%, 7/28/10 .................................................        France             3,439,700 EUR        9,913,959
       3.00%, 7/28/10 .................................................        France             2,751,256 GBP       10,796,552
       6.00%, 7/28/10 .................................................        France             7,624,700 EUR       14,965,957
       6.00%, 7/28/10 .................................................        France             7,302,720 GBP       19,516,138
       sub. bond T1, 3.00%, 7/28/08 ...................................        France                 8,000 EUR           28,603
       sub. bond T1, 3.00%, 7/28/08 ...................................        France                 9,616 GBP           46,812
                                                                                                                  ---------------
    TOTAL CORPORATE BONDS & NOTES (COST $53,136,501) ..................                                               55,335,741
                                                                                                                  ---------------
    TOTAL LONG TERM INVESTMENTS (COST $1,957,556,951) .................                                            2,825,098,852
                                                                                                                  ---------------
    SHORT TERM INVESTMENTS 4.6%
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $41,903,555) 1.4%
  l Germany Treasury Bills, 1/16/08 - 3/19/08 .........................       Germany            30,000,000 EUR       43,583,048
                                                                                                                  ---------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 3.2%
l,m FHLB, 1/02/08 - 10/31/08 ..........................................    United States         90,126,000           89,673,144
  l U.S. Treasury Bills, 4/24/08 - 5/01/08 ............................    United States          8,750,000            8,658,879
                                                                                                                  ---------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
       (COST $98,243,554) .............................................                                               98,332,023
                                                                                                                  ---------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
       (COST $2,097,704,060) ..........................................                                            2,967,013,923
                                                                                                                  ---------------


24 | Annual Report

Mutual European Fund

---------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY           SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
  n INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR
       LOANED SECURITIES 0.0% j
    MONEY MARKET FUND (COST $416,459) 0.0% j
  o Bank of New York Institutional Cash Reserve Fund, 5.06% ...........    United States            416,459        $      416,459
                                                                                                                   ---------------
    TOTAL INVESTMENTS (COST $2,098,120,519) 97.8% .....................                                             2,967,430,382
    OPTIONS WRITTEN 0.0% j ............................................                                                  (463,158)
    SECURITIES SOLD SHORT (0.3)% ......................................                                                (9,483,416)
    NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.4)% ..........                                               (11,128,736)
    OTHER ASSETS, LESS LIABILITIES 2.9% ...............................                                                87,519,284
                                                                                                                   ---------------
    NET ASSETS 100.0% .................................................                                            $3,033,874,356
                                                                                                                   ===============
  p OPTIONS WRITTEN (PREMIUMS RECEIVED $1,311,609) 0.0% j
    METALS & MINING 0.0% j
    Anglo American PLC, Mar. 34.00 Calls, 3/20/08 .....................    United Kingdom            180,000              463,158
                                                                                                                   ---------------
  q SECURITIES SOLD SHORT (PROCEEDS $10,439,921) 0.3%
    METALS & MINING 0.3%
    BHP Billiton Ltd., ADR ............................................       Australia              135,400       $    9,483,416
                                                                                                                   ---------------

CURRENCY ABBREVIATIONS
EUR - Euro
GBP - British Pound

SELECTED PORTFOLIO ABBREVIATIONS
ADR - American Depository Receipt
FHLB- Federal Home Loan Bank

a Non-income producing for the twelve months ended December 31, 2007.

b Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

c Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2007, the aggregate value of these securities was $59,560,200, representing 1.96% of net assets.

d See Note 10 regarding restricted securities.

e See Note 12 regarding other considerations.

f A portion or all of the security is on loan as of December 31, 2007. See Note 1(g).

g A portion or all of the security is held in connection with written option contracts open at year end.

h Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2007, the value of this security was $32,561,610, representing 1.07% of net assets.

i See Note 11 regarding holdings of 5% voting securities.

j Rounds to less than 0.1% of net assets.

k The principal amount is stated in U.S. dollars unless otherwise indicated.

l The security is traded on a discount basis with no stated coupon rate.

m Security or a portion of the security has been segregated as collateral for securities sold short. At December 31, 2007, the value of securities and or cash pledged amounted to $4,931,855.

n See Note 1(g) regarding securities on loan.

o The rate shown is the annualized seven-day yield at period end.

p See Note 1(e) regarding written options.

q See Note 1(f) regarding securities sold short.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 25

Mutual European Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...........................................................   $ 2,079,606,740
      Cost - Controlled affiliated issuers (Note 11) ........................................         6,213,779
      Cost - Non-controlled affiliated issuers (Note 11) ....................................        12,300,000
                                                                                                ----------------
      Total cost of investments .............................................................   $ 2,098,120,519
                                                                                                ================
      Value - Unaffiliated issuers (includes securities loaned in the amount of $381,286) ...   $ 2,914,602,018
      Value - Controlled affiliated issuers (Note 11) .......................................        20,266,754
      Value - Non-controlled affiliated issuers (Note 11) ...................................        32,561,610
                                                                                                ----------------
      Total value of investments ............................................................     2,967,430,382
   Cash .....................................................................................            48,636
   Cash on deposits with brokers for securities sold short ..................................        11,132,324
   Foreign currency, at value (cost $50,621,169) ............................................        50,701,105
   Receivables:
      Investment securities sold ............................................................        26,797,710
      Capital shares sold ...................................................................         9,516,730
      Dividends and interest ................................................................         2,848,993
   Unrealized gain on forward exchange contracts (Note 8) ...................................        14,793,441
   Due from broker - synthetic equity swaps (Note 7) ........................................         1,367,905
                                                                                                ----------------
         Total assets .......................................................................     3,084,637,226
                                                                                                ----------------
Liabilities:
   Payables:
      Investment securities purchased .......................................................         4,072,520
      Capital shares redeemed ...............................................................         5,945,548
      Affiliates ............................................................................         3,786,352
   Options written, at value (premiums received $1,311,609) .................................           463,158
   Securities sold short, at value (proceeds $10,439,921) ...................................         9,483,416
   Payable upon return of securities loaned .................................................           416,459
   Unrealized loss on forward exchange contracts (Note 8) ...................................        25,922,177
   Accrued expenses and other liabilities ...................................................           673,240
                                                                                                ----------------
         Total liabilities ..................................................................        50,762,870
                                                                                                ----------------
            Net assets, at value ............................................................   $ 3,033,874,356
                                                                                                ================
   Net assets consist of:
      Paid-in capital .......................................................................   $ 2,097,426,036
      Undistributed net investment income ...................................................         1,270,818
      Net unrealized appreciation (depreciation) ............................................       859,173,222
      Accumulated net realized gain (loss) ..................................................        76,004,280
                                                                                                ----------------
            Net assets, at value ............................................................   $ 3,033,874,356
                                                                                                ================


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual European Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2007

CLASS Z:
   Net assets, at value ....................................................   $  1,250,520,575
                                                                               =================
   Shares outstanding ......................................................         47,517,394
                                                                               =================
   Net asset value and maximum offering price per share  a .................   $          26.32
                                                                               =================
CLASS A:
   Net assets, at value ....................................................   $  1,333,175,770
                                                                               =================
   Shares outstanding ......................................................         51,562,303
                                                                               =================
   Net asset value per share  a ............................................   $          25.86
                                                                               =================
   Maximum offering price per share (net asset value per share / 94.25%) ...   $          27.44
                                                                               =================
CLASS B:
   Net assets, at value ....................................................   $     65,317,335
                                                                               =================
   Shares outstanding ......................................................          2,588,193
                                                                               =================
   Net asset value and maximum offering price per share  a .................   $          25.24
                                                                               =================
CLASS C:
   Net assets, at value ....................................................   $    384,860,676
                                                                               =================
   Shares outstanding ......................................................         14,907,676
                                                                               =================
   Net asset value and maximum offering price per share  a .................   $          25.82
                                                                               =================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Mutual European Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2007

Investment income:
   Dividends: (net of foreign taxes of $8,113,846)
      Unaffiliated issuers ...................................................   $  64,775,053
   Interest - Unaffiliated issuers ...........................................      10,426,939
   Income from securities loaned .............................................          60,892
                                                                                 --------------
         Total investment income .............................................      75,262,884
                                                                                 --------------
Expenses:
   Management fees (Note 3a) .................................................      21,701,340
   Administrative fees (Note 3b) .............................................       2,129,808
   Distribution fees: (Note 3c)
      Class A ................................................................       3,570,221
      Class B ................................................................         668,051
      Class C ................................................................       3,564,351
   Transfer agent fees (Note 3e) .............................................       3,708,753
   Custodian fees (Note 4) ...................................................         691,405
   Reports to shareholders ...................................................         202,132
   Registration and filing fees ..............................................         179,919
   Professional fees .........................................................         300,596
   Directors' fees and expenses ..............................................          45,114
   Dividends on securities sold short ........................................         133,119
   Other .....................................................................          70,384
                                                                                 --------------
         Total expenses ......................................................      36,965,193
                                                                                 --------------
         Expense reductions (Note 4) .........................................          (6,038)
                                                                                 --------------
            Net expenses .....................................................      36,959,155
                                                                                 --------------
               Net investment income .........................................      38,303,729
                                                                                 --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments - Unaffiliated issuers .....................................     388,411,326
      Written options ........................................................       2,175,993
      Foreign currency transactions ..........................................     (97,696,806)
      Securities sold short ..................................................      (1,658,657)
      Synthetic equity swaps .................................................       1,130,288
                                                                                 --------------
               Net realized gain (loss) ......................................     292,362,144
                                                                                 --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ............................................................      68,268,634
      Translation of assets and liabilities denominated in foreign
         currencies ..........................................................       8,378,171
                                                                                 --------------
               Net change in unrealized appreciation (depreciation) ..........      76,646,805
                                                                                 --------------
Net realized and unrealized gain (loss) ......................................     369,008,949
                                                                                 --------------
Net increase (decrease) in net assets resulting from operations ..............   $ 407,312,678
                                                                                 ==============


28 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual European Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         -----------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                         -----------------------------------
                                                                                               2007              2006
                                                                                         -----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................................................   $    38,303,729    $    48,679,709
      Net realized gain (loss) from investments, written options, securities
         sold short, synthetic equity swaps, and foreign currency transactions .......       292,362,144        165,059,805
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies .....        76,646,805        275,194,899
                                                                                         -----------------------------------
            Net increase (decrease) in net assets resulting from operations ..........       407,312,678        488,934,413
                                                                                         -----------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class Z .....................................................................       (29,457,929)       (25,490,896)
         Class A .....................................................................       (28,346,985)       (21,883,241)
         Class B .....................................................................          (963,571)        (1,076,058)
         Class C .....................................................................        (5,742,756)        (5,010,522)
      Net realized gains:
         Class Z .....................................................................       (77,736,999)       (67,718,539)
         Class A .....................................................................       (84,839,816)       (64,399,240)
         Class B .....................................................................        (4,299,240)        (4,442,824)
         Class C .....................................................................       (24,673,303)       (20,535,458)
                                                                                         -----------------------------------
   Total distributions to shareholders ...............................................      (256,060,599)      (210,556,778)
                                                                                         -----------------------------------
   Capital share transactions: (Note 2)
         Class Z .....................................................................       143,919,250        120,412,634
         Class A .....................................................................       313,315,961        148,931,566
         Class B .....................................................................        (2,507,612)          (183,563)
         Class C .....................................................................        62,682,338         23,232,387
                                                                                         -----------------------------------
   Total capital share transactions ..................................................       517,409,937        292,393,024
                                                                                         -----------------------------------
   Redemption fees ...................................................................            17,946              4,943
                                                                                         -----------------------------------
            Net increase (decrease) in net assets ....................................       668,679,962        570,775,602
Net assets:
   Beginning of year .................................................................     2,365,194,394      1,794,418,792
                                                                                         -----------------------------------
   End of year .......................................................................   $ 3,033,874,356    $ 2,365,194,394
                                                                                         ===================================
Undistributed net investment income included in net assets:
   End of year .......................................................................   $     1,270,818    $       379,335
                                                                                         ===================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 29

Mutual European Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund Inc. (Series Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual European Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


30 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 31

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


32 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


                                                              Annual Report | 33

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


34 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Funds' organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2007, there were 500 million shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                                         -----------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                     2007                           2006
                                                         -----------------------------------------------------------
                                                            SHARES          AMOUNT         SHARES        AMOUNT
                                                         -----------------------------------------------------------
CLASS Z SHARES:
   Shares sold .......................................      8,588,857   $ 236,306,017     5,431,574   $ 128,493,327
   Shares issued in reinvestment of
     distributions ...................................      3,857,533     100,877,481     3,685,023      87,880,555
   Shares redeemed ...................................     (6,985,286)   (193,264,248)   (4,074,596)    (95,961,248)
                                                         -----------------------------------------------------------
   Net increase (decrease) ...........................      5,461,104   $ 143,919,250     5,042,001   $ 120,412,634
                                                         ===========================================================
CLASS A SHARES:
   Shares sold .......................................     20,148,175   $ 546,548,967    13,363,218   $ 312,765,819
   Shares issued in reinvestment of
     distributions ...................................      3,168,417      81,378,544     2,734,585      64,182,231
   Shares redeemed ...................................    (11,635,446)   (314,611,550)   (9,943,698)   (228,016,484)
                                                         -----------------------------------------------------------
   Net increase (decrease) ...........................     11,681,146   $ 313,315,961     6,154,105   $ 148,931,566
                                                         ===========================================================
CLASS B SHARES:
   Shares sold .......................................        235,198   $   6,197,833       187,205   $   4,290,688
   Shares issued in reinvestment of
     distributions ...................................        188,922       4,735,011       218,877       5,014,535
   Shares redeemed ...................................       (508,873)    (13,440,456)     (420,926)     (9,488,786)
                                                         -----------------------------------------------------------
   Net increase (decrease) ...........................        (84,753)  $  (2,507,612)      (14,844)  $    (183,563)
                                                         ===========================================================


                                                              Annual Report | 35

Mutual European Fund

2. CAPITAL STOCK (CONTINUED)

                                                         -----------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                     2007                           2006
                                                         -----------------------------------------------------------
                                                            SHARES          AMOUNT         SHARES        AMOUNT
                                                         -----------------------------------------------------------
CLASS C SHARES:
   Shares sold .......................................      3,438,611   $  92,797,536     1,898,556   $  44,159,577
   Shares issued in reinvestment of
     distributions ...................................      1,035,139      26,543,890       973,872      22,793,189
   Shares redeemed ...................................     (2,115,360)    (56,659,088)   (1,898,057)    (43,720,379)
                                                         -----------------------------------------------------------
   Net increase (decrease) ...........................      2,358,390   $  62,682,338       974,371   $  23,232,387
                                                         ===========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                   Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
       0.800%          Up to and including $1 billion
       0.770%          Over $1 billion, up to and including $2 billion
       0.750%          Over $2 billion, up to and including $5 billion
       0.730%          In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
       0.150%          Up to and including $200 million
       0.135%          Over $200 million, up to and including $700 million
       0.100%          Over $700 million, up to and including $1.2 billion
       0.075%          In excess of $1.2 billion


36 | Annual Report

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ....................................................   0.35%
Class B ....................................................   1.00%
Class C ....................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
  unaffiliated broker/dealers .............................   $   761,460
Contingent deferred sales charges retained ................   $    84,339

E. TRANSFER AGENT FEES

For the year ended December 31, 2007, the Fund paid transfer agent fees of $3,708,753, of which $2,251,327 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.


                                                              Annual Report | 37

Mutual European Fund

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:
                                              --------------------------------
                                                    2007             2006
                                              --------------------------------
Distributions paid from:
   Ordinary income ........................   $    64,511,241   $   67,088,310
   Long term capital gain .................       191,549,358      143,468,468
                                              --------------------------------
                                              $   256,060,599   $  210,556,778
                                              ================================

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .......................................   $   2,099,069,037
                                                              =================
Unrealized appreciation ...................................   $     932,709,303
Unrealized depreciation ...................................         (64,347,958)
                                                              -----------------
Net unrealized appreciation (depreciation) ................   $     868,361,345
                                                              -----------------
Distributable earnings - Undistributed long term capital
  gains ...................................................   $      66,559,277
                                                              =================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, synthetic equity swaps, pass-through entity income and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, synthetic equity swaps and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2007, aggregated $1,182,211,584 and $1,047,696,736, respectively.

Transactions in options written during the year ended December 31, 2007, were as follows:

                                                 ---------------------------
                                                   NUMBER OF       PREMIUMS
                                                   CONTRACTS       RECEIVED
                                                 ---------------------------
Options outstanding at December 31, 2006 .....            --    $        --
Options written ..............................       657,111      3,606,768
Options expired ..............................      (423,811)    (2,112,203)
Options exercised ............................            --             --
Options closed ...............................       (53,300)      (182,956)
                                                 ---------------------------
Options outstanding at December 31, 2007 .....       180,000    $ 1,311,609
                                                 ===========================


38 | Annual Report

Mutual European Fund

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2007, the Fund had the following synthetic equity swaps outstanding:

------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF     NOTIONAL     UNREALIZED    UNREALIZED
CONTRACTS TO SELL                                            CONTRACTS      VALUE          GAIN          LOSS
------------------------------------------------------------------------------------------------------------------
Fred Olson Energy ASA (229.84 - 282.66 NOK) ............        106,858   $5,849,711      $--           $(977,256)
                                                                                       ---------------------------
   NET UNREALIZED LOSS ON SYNTHETIC EQUITY SWAPS ...................................                    $(977,256)
                                                                                                     =============

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

                                                           -------------------------------------------------------
                                                             CONTRACT     SETTLEMENT    UNREALIZED    UNREALIZED
                                                              AMOUNT         DATE          GAIN          LOSS
                                                           -------------------------------------------------------
CONTRACTS TO BUY
       42,441,773   Swedish Krona ......................   $  6,706,523      1/15/08   $        --   $   (141,289)
        3,322,720   Norwegian Krone ....................        600,000      2/19/08        10,579             --

CONTRACTS TO SELL
          791,715   British Pound ......................      1,569,367      1/10/08            --         (3,266)
       84,692,310   British Pound ......................    172,503,180      1/10/08     4,273,546             --
       98,645,162   Euro ...............................    136,642,866      1/14/08            --     (7,352,918)
        1,794,361   Swedish Krona ......................        277,318      1/15/08            --           (248)
      453,689,942   Swedish Krona ......................     71,017,289      1/15/08       836,893             --
        9,801,021   New Zealand Dollar .................      7,532,281      2/08/08        54,875             --
       49,789,363   Euro ...............................     70,368,317      2/13/08            --     (2,338,734)
      106,119,123   Norwegian Krone ....................     19,382,829      2/19/08            --       (117,504)
      211,200,000   Norwegian Krone ....................     38,979,911      2/19/08       170,032             --
      178,102,638   Euro ...............................    264,249,208      2/25/08     4,149,211             --
      148,632,837   Swiss Franc ........................    132,993,263      3/07/08     1,317,616             --
       54,164,409   British Pound ......................    109,585,188      3/10/08     2,167,919             --
      122,734,858   Euro ...............................    174,697,394      3/13/08            --     (4,546,110)
       49,446,120   Euro ...............................     73,232,176      3/13/08     1,020,451             --
      205,727,150   Danish Krone .......................     39,130,083      4/23/08            --     (1,154,747)
      188,875,253   Euro ...............................    269,064,590      4/24/08            --     (6,731,330)
       99,027,504   Euro ...............................    141,047,232      5/19/08            --     (3,533,956)
       12,800,000   Euro ...............................     19,040,832      5/19/08       352,699             --
          850,000   Euro ...............................      1,238,875      5/28/08            --         (2,075)
       29,862,568   Euro ...............................     44,037,227      5/28/08       439,620             --
                                                                                       ---------------------------
   UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS ............................    14,793,441    (25,922,177)
                                                                                       ---------------------------
      NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS ............................                 $(11,128,736)
                                                                                                     =============


                                                              Annual Report | 39

Mutual European Fund

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-----------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                               ACQUISITION
CONTRACTS            ISSUER                                       DATES              COST         VALUE
-----------------------------------------------------------------------------------------------------------
           88,848   AboveNet Inc. .......................  10/02/01 - 12/12/07   $ 4,458,292   $  4,442,400
              117   AboveNet Inc., stock grants, grant
                       price $20.95, expiration date
                       9/09/13 ..........................   4/17/06 - 9/08/06             --          4,850
            3,214   AboveNet Inc., wts., 9/08/08 ........   10/02/01 - 9/07/07       365,831        151,701
            3,781   AboveNet Inc., wts., 9/08/10 ........   10/02/01 - 9/07/07       392,580        165,154
           17,909   Augsburg Re AG ......................        5/25/06              17,909             --
          205,953   Augsburg Re AG, zero cpn., 1/30/08 ..        5/25/06             205,953             --
       16,127,149   Euro Wagon LP .......................   12/08/05 - 3/02/07     6,213,779     20,266,754
        2,830,952   Globe Specialty Metals Inc., 144A ...    9/27/05 - 1/22/07    12,300,000     32,561,610
           16,080   Olympus Re Holdings Ltd. ............       12/19/01           1,608,000         52,665
           46,841   PTV Inc., 10.00%, pfd., A ...........   12/07/01 - 3/06/02       140,523         56,209
                                                                                               -------------
                    TOTAL RESTRICTED SECURITIES (1.90% of Net Assets) ......................   $ 57,701,343
                                                                                               =============


40 | Annual Report

Mutual European Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2007, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF SHARES/                         NUMBER OF SHARES/   VALUE AT                REALIZED
                                   WARRANTS HELD AT     GROSS       GROSS     WARRANTS HELD AT    END OF     INVESTMENT   CAPITAL
NAME OF ISSUER                     BEGINNING OF YEAR  ADDITIONS  REDUCTIONS     END OF YEAR        YEAR       INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATESa
Euro Wagon LP ..................      15,240,837        886,312          --     16,127,149      $20,266,754     $--        $--
NON-CONTROLLED AFFILIATES
Globe Speciality Metals Inc.,
   144A ........................       2,050,000        780,952          --      2,830,952       32,561,610      --         --
Globe Speciality Metals Inc.,
   wts., 10/03/09, 144A ........       4,100,000             --   4,100,000             --               --      --         --
                                                                                                ------------------------------------
   TOTAL NON-CONTROLLED AFFILIATES ...........................................................  $32,561,610     $--        $--
                                                                                                ------------------------------------
   TOTAL AFFILIATED SECURITIES (1.74% of Net Assets) .........................................  $52,828,364     $--        $--
                                                                                                ------------------------------------

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


                                                              Annual Report | 41

Mutual European Fund

13. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

14. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


42 | Annual Report

Mutual European Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL EUROPEAN FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual European Fund (one of the Funds constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual European Fund of the Franklin Mutual Series Fund Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts

February 14, 2008


                                                              Annual Report | 43

Mutual European Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $258,575,280 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $64,785,986 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 20, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class B, and Class C shareholders of record.

RECORD DATE:12/20/2007

--------------------------------------------------------------------------------
                        FOREIGN TAX      FOREIGN SOURCE     FOREIGN QUALIFIED
CLASS                 PAID PER SHARE    INCOME PER SHARE   DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Class Z ...........        $0.0758           $0.5257              $0.3850
Class A ...........        $0.0758           $0.4565              $0.3345
Class B ...........        $0.0758           $0.2704              $0.1983
Class C ...........        $0.0758           $0.2883              $0.2114


44 | Annual Report

Mutual European Fund

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 45

Mutual European Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)     Director         Since 1987          7                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)             Director         Since 1994          7                        SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                                Allied Capital Corporation
101 John F. Kennedy Parkway                                                                      (financial services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)         Director         Since 2002          14                       Franklin Templeton Emerging
c/o Franklin Mutual Advisers, LLC                                                                Markets Debt Opportunities Fund
101 John F. Kennedy Parkway                                                                      PLC and Fiduciary International
Short Hills, NJ 07078-2789                                                                       Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)         Director         Since 1974          7                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------


46 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)           Director         Since 1998          14                       None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)              Director and     Director since      34                       El Oro and Exploration Co., p.l.c.
c/o Franklin Mutual Advisers, LLC  Chairman         1991 and                                     (investments) and ARC Wireless
101 John F. Kennedy Parkway        of the Board     Chairman of the                              Solutions, Inc. (wireless
Short Hills, NJ 07078-2789                          Board since 2005                             components and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)        Director         Since April 2007    92                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**PETER A. LANGERMAN (1955)        Director,        Director since      7                        None
c/o Franklin Mutual Advisers, LLC  President        April 2007 and
101 John F. Kennedy Parkway        and Chief        President and
Short Hills, NJ 07078-2702         Executive        Chief Executive
                                   Officer -        Officer -
                                   Investment       Investment
                                   Management       Management
                                                    since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)     Vice President   Since 2005          Not Applicable           Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)              Chief            Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway               Compliance       Officer since 2004
San Mateo, CA 94403-1906           Officer and      and Vice President
                                   Vice President   - AML Compliance
                                   - AML            since 2006
                                   Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)           Senior Vice      Since 2005          Not Applicable           Not Applicable
101 John F. Kennedy Parkway        President
Short Hills, NJ 07078-2789         and Chief
                                   Investment
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)            Senior Vice      Since 2002          Not Applicable           Not Applicable
500 East Broward Blvd.             President
Suite 2100                         and Chief
Fort Lauderdale, FL 33394-3091     Executive
                                   Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)              Secretary        Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)           Treasurer        Since 2005          Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------


48 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)               Vice President   Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)             Chief Financial  Since 2004          Not Applicable           Not Applicable
500 East Broward Blvd.             Officer and
Suite 2100                         Chief
Fort Lauderdale, FL 33394-3091     Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 2: Prior to December 31, 2007, William J. Lippman, Leonard Rubin and Anne
M. Tatlock ceased to be directors of the Fund.

THE FUND'S BOARD HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 49

Mutual European Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


50 | Annual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund 2
Franklin Small Cap Growth Fund II 3
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 5
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

3. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/07                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL EUROPEAN FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

478 A2007 02/08


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL REPORT AND SHAREHOLDER LETTER                          VALUE
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
               MUTUAL QUALIFIED FUND
                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        Franklin o Templeton o MUTUAL SERIES

                               Thank You For Your
                               Continued Participation

                               At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE          Mutual Series is part of Franklin Templeton
                               Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities.
                               Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION           Because these management groups work
                               independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      Franklin Templeton Investments seeks to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Mutual Qualified Fund .....................................................    5

Performance Summary .......................................................   11

Your Fund's Expenses ......................................................   16

Financial Highlights and Statement of Investments .........................   18

Financial Statements ......................................................   31

Notes to Financial Statements .............................................   35

Report of Independent Registered Public Accounting Firm ...................   50

Tax Designation ...........................................................   51

Board Members and Officers ................................................   52

Shareholder Information ...................................................   56

--------------------------------------------------------------------------------

Shareholder Letter

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------------------
CLASS Z                                          12/31/07
----------------------------------------------------------
1-Year                                             +9.12%
5-Year                                            +17.13%
10-Year                                           +10.51%

Dear Shareholder:

The past year was a turbulent time for equities both in the U.S. and in many international markets. Several developments contributed to this volatility, including (1) credit problems centered around subprime mortgage lending; (2) declining home values in the U.S.; (3) a nearly complete evaporation of the corporate leveraged lending that fueled the leveraged buyout boom of the past several years; (4) a sharp increase in oil, agricultural and certain mining commodity prices; and (5) a sharp decline in the value of the U.S. dollar relative to most other currencies. For the year ended December 31, 2007, the Standard & Poor's (S&P) 500 Index rose 5.49% while the Morgan Stanley Capital International (MSCI) World Index gained 9.57%. 1 However, indicative of the impact of the developments noted here, the S&P 500 Financials Index declined 18.63%, the S&P Homebuilders Select Industry Index declined 48.39% and the S&P GSSI Natural Resources Index appreciated 34.44% during the year. 2 By comparison, Mutual Qualified Fund - Class Z gained 9.12% over this period.

1. Source: Standard & Poor's Micropal. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

2. Source: Standard & Poor's Micropal. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The S&P Homebuilders Select Industry Index is an equal-weighted index that draws its constituents from the GICS (Global Industry Classification Standards) Homebuilding sub-industry. The S&P GSSI Natural Resources Index is a modified cap-weighted index designed to measure equity performance in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

eDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                               Not part of the annual report | 1

The markets in 2007 were particularly challenging for us as value-driven, bottom-up stock pickers in a year when a thematic approach to investing based on macroeconomic factors would likely have enhanced performance. Value investors are always faced with the task of buying and owning companies when they are out of favor, whether for company-specific reasons or because of a perception of macroeconomic fundamentals. It is these very headwinds that create opportunities to buy well-managed companies with strong industry positions at valuations that can reward investors over the long term.

Despite the challenges, a number of positive factors contributed to Fund performance this year. Many of our international holdings made strong gains, particularly among the tobacco, energy and industrial companies we owned. Fund shareholders also benefited from the fact that our international holdings were less than fully hedged back into U.S. dollars, reflecting our cautious view regarding the dollar. Investments in merger arbitrage situations were also generally profitable, particularly as we took advantage in late summer of concerns that deals would fall apart because of "buyer's remorse" or unavailability of financing.

In the U.S., our focus over the past several years on larger capitalization companies with strong balance sheets and leading industry positions benefited our shareholders. For example, investments in Microsoft and Altria, both part of the large-cap Dow Jones Industrial Average, generated solid returns in 2007. 3 As we have discussed in previous reports, the multi-year outperformance of small- and mid-capitalization stocks going into 2007 resulted in attractive valuations among their mega-cap counterparts. At period-end, we continued to see real value in a number of these companies.

The Fund's exposure to the financial sector negatively impacted Fund performance during the year. While we had limited direct exposure to the subprime mortgage originators, the spreading contagion of the credit crisis hurt valuations of most financial institutions, including some well-capitalized domestic and European banks owned by the Fund. We were disappointed by the breakdown in risk management processes at some of the largest U.S. financial institutions and have adjusted certain positions accordingly. Nevertheless, we believe the markets have overly penalized many stocks in the sector and accordingly have added selectively to certain holdings.

3. Mutual Qualified Fund's holdings are based on total net assets as of 12/31/07: Microsoft Corp.: 1.1%; and Altria Group Inc.: 1.4%.


2 | Not part of the annual report

Another difficult area for us in the latter half of the year was what we would term "event-driven" stocks. These are investments we believe are attractively valued and where we see an identifiable catalyst to unlock the value. While each investment is different, a key driver for the second half of 2007 was the abrupt absence of private equity buyers for companies (or divisions of companies) that were potential sale targets. Virgin Media, the U.K. cable company, was one example. We also believe many of these event-driven investments were held in common with some of the hedge funds that faced pressure to sell in the latter half of 2007. Again, while somewhat painful in the short term, "technical" pressures often give us a chance to take advantage of temporary market dislocations to increase ownership in attractively valued companies.

Fear and volatility can breed opportunity for patient investors. We believe the extended credit crisis has created a number of such opportunities. We have no crystal ball telling us precisely when the U.S. housing market will turn positive or where oil prices will be a year from now. However, we believe that if we stick to our discipline of buying good businesses at cheap valuations, we should reach our goal of limiting our downside risk while generating consistent returns over the long term.

In the enclosed annual report for Mutual Qualified Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.


                                               Not part of the annual report | 3

As always, we thank you for your trust and support and extend our best wishes for a happy, healthy and prosperous 2008.

Sincerely,

/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

/s/ Michael J. Embler

Michael J. Embler
Senior Vice President and Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2007. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Not part of the annual report

Annual Report

Mutual Qualified Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Qualified Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Qualified Fund's annual report for the fiscal year ended December 31, 2007.

PERFORMANCE OVERVIEW

Mutual Qualified Fund - Class Z posted a cumulative total return of +9.12% for the 12 months ended December 31, 2007. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +5.49% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended December 31, 2007, the U.S. economy advanced at a moderate but uneven pace. After slow first quarter growth, gross domestic product (GDP) advanced solidly in the second quarter, supported by federal defense spending, accelerating exports and declining imports, and greater business spending. In the third quarter, growth accelerated despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. The housing downturn affected the overall economy by fourth quarter 2007 when GDP growth decelerated as credit conditions worsened and consumer spending slowed.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


                                                               Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                                       35.8%

France                                                                     10.5%

U.K.                                                                        8.4%

South Korea                                                                 5.6%

Germany                                                                     5.4%

Norway                                                                      3.6%

Switzerland                                                                 2.3%

Japan                                                                       2.1%

Spain                                                                       2.0%

Bermuda                                                                     1.8%

Finland                                                                     1.6%

Hong Kong                                                                   1.4%

Italy                                                                       1.1%

Netherlands                                                                 1.0%

Other                                                                       2.8%

Short-Term Investments & Other Net Assets                                  14.6%

Consumer confidence declined through period-end largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Oil prices were volatile and established a new record high in November, nearing $99 per barrel. For the 12 months ended December 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate. 2

Facing the prospect of slower economic growth, the Federal Reserve Board lowered the federal funds target rate to 4.25% from 5.25% during the period. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.71% at the beginning of the period to 4.04% on December 31, 2007.

The global economy remained resilient despite elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current global expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. Initially centered on the U.S. subprime mortgage market, they spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions, helped boost merger and acquisition activity in the first half of 2007, and was an important driver of equity performance. A second-half tightening of liquidity led to slower deal activity and weighed on market performance. However, in 2007, global merger and acquisition activity still reached record levels.

To alleviate the credit crunch and restore investor confidence, the world's major central banks infused capital into the system. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile. For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity

2. Source: Bureau of Labor Statistics.


6 | Annual Report
returns more than tripled those in developed markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Tobacco                                                                   14.2%
--------------------------------------------------------------------------------
Insurance                                                                 10.4%
--------------------------------------------------------------------------------
Food Products                                                              7.3%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                   4.9%
--------------------------------------------------------------------------------
Media                                                                      4.1%
--------------------------------------------------------------------------------
Commercial Banks                                                           4.0%
--------------------------------------------------------------------------------
Real Estate                                                                3.9%
--------------------------------------------------------------------------------
Food & Staples Retailing                                                   3.0%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                2.7%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                2.7%
--------------------------------------------------------------------------------


                                                               Annual Report | 7

TOP 10 HOLDINGS
12/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
KT&G Corp.                                                                 4.2%
   TOBACCO, SOUTH KOREA
--------------------------------------------------------------------------------
Orkla ASA                                                                  3.0%
   INDUSTRIAL CONGLOMERATES, NORWAY
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                       2.8%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                             2.5%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
British American Tobacco PLC                                               2.4%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
Groupe Danone                                                              2.4%
   FOOD PRODUCTS, FRANCE
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                           2.3%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
Groupe Eurotunnel SA                                                       2.0%
   TRANSPORTATION INFRASTRUCTURE, FRANCE
--------------------------------------------------------------------------------
Altadis SA                                                                 2.0%
   TOBACCO, SPAIN
--------------------------------------------------------------------------------
Carrefour SA                                                               1.8%
   FOOD & STAPLES RETAILING, FRANCE
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

In a challenging year for investors, Mutual Qualified Fund enjoyed success within its equity portfolio, most notably with some of our long-term holdings. Three investments that performed well during 2007 were KT&G, a South Korea-based cigarette manufacturer; Berkshire Hathaway, the well-known investment conglomerate; and Transocean, a deepwater offshore oil-drilling contractor.

Shares of KT&G appreciated 41% in local currency during 2007, due largely to the company's strong operating performance. Each division of KT&G reported positive news in 2007. The company's domestic tobacco sales and operating margins expanded due to increased average selling prices for a pack of cigarettes. Overseas sales and revenues registered high double-digit increases. KT&G owns a 100% stake in KGC, South Korea's leading red ginseng maker, which has a dominant position of more than 60% market share. Over the past five years, KGC's sales and earnings have grown at 20% and 27% compounded annual growth rates, respectively. We believe this trend could continue given the country's aging demographic, growing income levels, and KGC's aggressive distribution and production expansion plan. According to our analysis, not only is the outlook for earnings quite good but the company's ability to return cash to shareholders has been impressive as well. KT&G has announced that between 2006 and 2008 it will return 2.8 trillion won (the local currency, which equaled approximately $3.0 billion on December 31, 2007) to shareholders. After 2008, KT&G is expected to return an average 5% to 7% of market capitalization to shareholders annually through dividends and share buybacks.

Berkshire Hathaway stock appreciated 29% as the company benefited from a lack of catastrophe losses in 2007, resulting in large insurance company profits after higher-than-average losses in 2004 and 2005 resulted in a favorable pricing environment for U.S. property insurers. Within Berkshire's non-insurance operations, the company benefited from an improving contribution from its utility business, Mid-American Energy. Most significantly for its share price value, Berkshire's cash stockpile of almost $40 billion, along with CEO Warren Buffett's willingness to wait until a bargain emerged before deploying this capital, positioned the company as a safe haven for investors who perceived 2007's subprime mortgage crisis as an investment opportunity rather than a threat. By the end of 2007 Berkshire management had successfully kept its capital mostly in reserve, for use in executing timely future transactions when the investment climate is right.


8 | Annual Report

Transocean shares appreciated nearly 67% during 2007, driven by strong company fundamentals, the company's merger with GlobalSanteFe, and shareholder-friendly initiatives. Fundamentally, a continued tight supply and demand balance for offshore rig contractors resulted in higher day rates and favorable financial performance at Transocean. On the event-driven and shareholder-friendly side, the company completed a merger with GlobalSantaFe concurrently with a leveraged recapitalization that enabled a special distribution of $33.03 in late November. All of these actions were received with widespread shareholder appreciation.

Although the Fund performed well in 2007, some of our positions detracted from performance. Among them were Sovereign Bancorp, U.K.-based cable company Virgin Media, and property and casualty insurance and reinsurance provider White Mountains Insurance Group.

In a difficult year for finance and banking stocks in general, the Fund's shares of Sovereign Bancorp fared poorly and lost 54% in value. While the company took early steps to restructure its balance sheet in an effort to lower its risk profile at the beginning of 2007, the bank's asset quality deteriorated in the second half of the year, consistent with many other U.S. financial companies.

Shares of Virgin Media, the U.K.'s largest cable company, declined 32% in local currency during 2007. First, the company was forced to pull several British Sky Broadcasting (BSkyB) channels from its offering due to a pricing dispute, which resulted in a reduction in subscribers. Second, the contraction of the leveraged corporate debt market scuttled a plan announced in June to sell the company. Finally, Virgin Media posted mediocre earnings results in 2007.

Long-time Fund holding White Mountains continued to be, in our view, a collection of underappreciated assets. During the year under review, the company recapitalized and refocused on its reinsurance operations, which could benefit from minimal catastrophe losses in 2007. Furthermore, online automobile insurer Esurance, a White Mountains subsidiary, was one of the fastest growing insurance companies in the U.S. during 2007. That being said, the stock trended 10% lower for the year along with many of its industry peers including Progressive, Safeco, Old Republic, and W.R. Berkley (none of which were owned by the Fund).

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2007, the Fund benefited to the extent it was not fully hedged.


                                                               Annual Report | 9

Thank you for your continued participation in Mutual Qualified Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]          /s/ Anne E. Gudefin

                         Anne E. Gudefin, CFA
                         Portfolio Manager

[PHOTO OMITTED]          /s/ Shawn M. Tumulty

                         Shawn M. Tumulty, CFA
                         Assistant Portfolio Manager

                         Mutual Qualified Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
ANNE GUDEFIN has been portfolio manager for Mutual Qualified Fund since 2002. She is also portfolio manager for Mutual Discovery Fund and has been a member of the management team of the Mutual Series Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

SHAWN TUMULTY has been an assistant portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.
--------------------------------------------------------------------------------


10 | Annual Report

Performance Summary as of 12/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------------
CLASS Z (SYMBOL: MQIFX)                                          CHANGE            12/31/07            12/31/06
----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            -$0.04              $21.84              $21.88
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
----------------------------------------------------------------------------------------------------------------
Dividend Income                               $0.7132
----------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $1.3114
----------------------------------------------------------------------------------------------------------------
   TOTAL                                      $2.0246
----------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEQIX)                                          CHANGE            12/31/07            12/31/06
----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            -$0.05              $21.70              $21.75
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
----------------------------------------------------------------------------------------------------------------
Dividend Income                               $0.6370
----------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $1.3114
----------------------------------------------------------------------------------------------------------------
   TOTAL                                      $1.9484
----------------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TEBQX)                                          CHANGE            12/31/07            12/31/06
----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            -$0.08              $21.24              $21.32
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
----------------------------------------------------------------------------------------------------------------
Dividend Income                               $0.4720
----------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $1.3114
----------------------------------------------------------------------------------------------------------------
   TOTAL                                      $1.7834
----------------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMQX)                                          CHANGE            12/31/07            12/31/06
----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            -$0.08              $21.50              $21.58
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
----------------------------------------------------------------------------------------------------------------
Dividend Income                               $0.4888
----------------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                        $1.3114
----------------------------------------------------------------------------------------------------------------
   TOTAL                                      $1.8002
----------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 11

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------
CLASS Z                                                       1-YEAR      5-YEAR              10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +9.12%    +120.44%             +171.73%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +9.12%     +17.13%              +10.51%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,912     $22,044              $27,173
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5              0.83%
------------------------------------------------------------------------------------------------------------
CLASS A                                                       1-YEAR      5-YEAR              10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +8.73%    +116.64%             +162.46%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +2.46%     +15.34%               +9.48%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,246     $20,416              $24,732
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5              1.15%
------------------------------------------------------------------------------------------------------------
CLASS B                                                       1-YEAR      5-YEAR          INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +8.04%    +109.74%             +148.90%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +4.05%     +15.75%              +10.66%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,405     $20,774              $24,890
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5              1.82%
------------------------------------------------------------------------------------------------------------
CLASS C                                                       1-YEAR      5-YEAR              10-YEAR
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +8.02%    +109.63%             +145.83%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  +7.02%     +15.95%               +9.41%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $10,702     $20,963              $24,583
------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5              1.83%
------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/98-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   DATE               MUTUAL QUALIFIED FUND            S&P 500 6
----------------------------------------------------------------
  1/1/1998                  $ 10,000                    $ 10,000
 1/31/1998                  $  9,950                    $ 10,111
 2/28/1998                  $ 10,528                    $ 10,840
 3/31/1998                  $ 10,941                    $ 11,395
 4/30/1998                  $ 10,952                    $ 11,510
 5/31/1998                  $ 10,913                    $ 11,312
 6/30/1998                  $ 10,842                    $ 11,771
 7/31/1998                  $ 10,522                    $ 11,646
 8/31/1998                  $  8,956                    $  9,962
 9/30/1998                  $  8,923                    $ 10,600
10/31/1998                  $  9,443                    $ 11,463
11/30/1998                  $  9,913                    $ 12,157
12/31/1998                  $ 10,050                    $ 12,858
 1/31/1999                  $ 10,117                    $ 13,396
 2/28/1999                  $  9,843                    $ 12,979
 3/31/1999                  $ 10,343                    $ 13,498
 4/30/1999                  $ 11,253                    $ 14,021
 5/31/1999                  $ 11,393                    $ 13,690
 6/30/1999                  $ 11,731                    $ 14,450
 7/31/1999                  $ 11,510                    $ 13,999
 8/31/1999                  $ 10,969                    $ 13,929
 9/30/1999                  $ 10,717                    $ 13,548
10/31/1999                  $ 11,007                    $ 14,405
11/30/1999                  $ 11,328                    $ 14,698
12/31/1999                  $ 11,421                    $ 15,563
 1/31/2000                  $ 11,103                    $ 14,781
 2/29/2000                  $ 10,597                    $ 14,502
 3/31/2000                  $ 11,752                    $ 15,920
 4/30/2000                  $ 11,765                    $ 15,441
 5/31/2000                  $ 12,022                    $ 15,124
 6/30/2000                  $ 11,831                    $ 15,497
 7/31/2000                  $ 12,189                    $ 15,255
 8/31/2000                  $ 12,731                    $ 16,203
 9/30/2000                  $ 12,767                    $ 15,347
10/31/2000                  $ 12,877                    $ 15,282
11/30/2000                  $ 12,475                    $ 14,078
12/31/2000                  $ 13,048                    $ 14,146
 1/31/2001                  $ 13,748                    $ 14,648
 2/28/2001                  $ 13,724                    $ 13,313
 3/31/2001                  $ 13,426                    $ 12,469
 4/30/2001                  $ 14,062                    $ 13,438
 5/31/2001                  $ 14,565                    $ 13,528
 6/30/2001                  $ 14,792                    $ 13,199
 7/31/2001                  $ 14,857                    $ 13,069
 8/31/2001                  $ 14,598                    $ 12,251
 9/30/2001                  $ 13,243                    $ 11,262
10/31/2001                  $ 13,146                    $ 11,476
11/30/2001                  $ 13,703                    $ 12,357
12/31/2001                  $ 14,120                    $ 12,465
 1/31/2002                  $ 14,060                    $ 12,283
 2/28/2002                  $ 14,128                    $ 12,046
 3/31/2002                  $ 14,616                    $ 12,499
 4/30/2002                  $ 14,719                    $ 11,741
 5/31/2002                  $ 14,719                    $ 11,655
 6/30/2002                  $ 13,717                    $ 10,825
 7/31/2002                  $ 12,750                    $  9,981
 8/31/2002                  $ 12,864                    $ 10,046
 9/30/2002                  $ 12,028                    $  8,955
10/31/2002                  $ 12,193                    $  9,743
11/30/2002                  $ 12,498                    $ 10,316
12/31/2002                  $ 12,327                    $  9,710
 1/31/2003                  $ 12,229                    $  9,456
 2/28/2003                  $ 11,973                    $  9,314
 3/31/2003                  $ 12,000                    $  9,404
 4/30/2003                  $ 12,822                    $ 10,179
 5/31/2003                  $ 13,537                    $ 10,715
 6/30/2003                  $ 13,760                    $ 10,852
 7/31/2003                  $ 13,965                    $ 11,043
 8/31/2003                  $ 14,312                    $ 11,259
 9/30/2003                  $ 14,241                    $ 11,139
10/31/2003                  $ 14,845                    $ 11,769
11/30/2003                  $ 15,343                    $ 11,873
12/31/2003                  $ 16,086                    $ 12,495
 1/31/2004                  $ 16,239                    $ 12,725
 2/29/2004                  $ 16,635                    $ 12,902
 3/31/2004                  $ 16,635                    $ 12,707
 4/30/2004                  $ 16,149                    $ 12,508
 5/31/2004                  $ 16,284                    $ 12,679
 6/30/2004                  $ 16,591                    $ 12,926
 7/31/2004                  $ 16,338                    $ 12,498
 8/31/2004                  $ 16,555                    $ 12,549
 9/30/2004                  $ 16,952                    $ 12,684
10/31/2004                  $ 17,141                    $ 12,878
11/30/2004                  $ 18,205                    $ 13,399
12/31/2004                  $ 18,762                    $ 13,855
 1/31/2005                  $ 18,348                    $ 13,518
 2/28/2005                  $ 18,858                    $ 13,802
 3/31/2005                  $ 18,704                    $ 13,558
 4/30/2005                  $ 18,550                    $ 13,300
 5/31/2005                  $ 19,012                    $ 13,724
 6/30/2005                  $ 19,402                    $ 13,743
 7/31/2005                  $ 20,036                    $ 14,254
 8/31/2005                  $ 20,007                    $ 14,124
 9/30/2005                  $ 20,328                    $ 14,239
10/31/2005                  $ 19,802                    $ 14,001
11/30/2005                  $ 20,397                    $ 14,531
12/31/2005                  $ 20,875                    $ 14,536
 1/31/2006                  $ 21,370                    $ 14,921
 2/28/2006                  $ 21,665                    $ 14,961
 3/31/2006                  $ 22,476                    $ 15,147
 4/30/2006                  $ 22,613                    $ 15,351
 5/31/2006                  $ 22,287                    $ 14,909
 6/30/2006                  $ 22,258                    $ 14,929
 7/31/2006                  $ 22,397                    $ 15,021
 8/31/2006                  $ 23,027                    $ 15,379
 9/30/2006                  $ 23,124                    $ 15,775
10/31/2006                  $ 23,904                    $ 16,289
11/30/2006                  $ 24,449                    $ 16,599
12/31/2006                  $ 24,902                    $ 16,832
 1/31/2007                  $ 25,562                    $ 17,086
 2/28/2007                  $ 25,562                    $ 16,752
 3/31/2007                  $ 26,211                    $ 16,939
 4/30/2007                  $ 27,007                    $ 17,690
 5/31/2007                  $ 27,975                    $ 18,307
 6/30/2007                  $ 27,929                    $ 18,003
 7/31/2007                  $ 27,255                    $ 17,445
 8/31/2007                  $ 27,026                    $ 17,706
 9/30/2007                  $ 27,358                    $ 18,368
10/31/2007                  $ 27,792                    $ 18,661
11/30/2007                  $ 27,392                    $ 17,880
12/31/2007                  $ 27,173                    $ 17,756

AVERAGE ANNUAL TOTAL RETURN

-------------------------------
CLASS Z               12/31/07
-------------------------------
1-Year                  +9.12%
-------------------------------
5-Year                 +17.13%
-------------------------------
10-Year                +10.51%
-------------------------------

CLASS A (1/1/98-12/31/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   DATE               MUTUAL QUALIFIED FUND            S&P 500 6
----------------------------------------------------------------
  1/1/1998                  $  9,423                    $ 10,000
 1/31/1998                  $  9,371                    $ 10,111
 2/28/1998                  $  9,912                    $ 10,840
 3/31/1998                  $ 10,296                    $ 11,395
 4/30/1998                  $ 10,306                    $ 11,510
 5/31/1998                  $ 10,265                    $ 11,312
 6/30/1998                  $ 10,192                    $ 11,771
 7/31/1998                  $  9,894                    $ 11,646
 8/31/1998                  $  8,417                    $  9,962
 9/30/1998                  $  8,385                    $ 10,600
10/31/1998                  $  8,876                    $ 11,463
11/30/1998                  $  9,308                    $ 12,157
12/31/1998                  $  9,438                    $ 12,858
 1/31/1999                  $  9,501                    $ 13,396
 2/28/1999                  $  9,237                    $ 12,979
 3/31/1999                  $  9,708                    $ 13,498
 4/30/1999                  $ 10,558                    $ 14,021
 5/31/1999                  $ 10,691                    $ 13,690
 6/30/1999                  $ 11,000                    $ 14,450
 7/31/1999                  $ 10,787                    $ 13,999
 8/31/1999                  $ 10,278                    $ 13,929
 9/30/1999                  $ 10,041                    $ 13,548
10/31/1999                  $ 10,308                    $ 14,405
11/30/1999                  $ 10,604                    $ 14,698
12/31/1999                  $ 10,690                    $ 15,563
 1/31/2000                  $ 10,392                    $ 14,781
 2/29/2000                  $  9,911                    $ 14,502
 3/31/2000                  $ 10,988                    $ 15,920
 4/30/2000                  $ 10,994                    $ 15,441
 5/31/2000                  $ 11,235                    $ 15,124
 6/30/2000                  $ 11,059                    $ 15,497
 7/31/2000                  $ 11,388                    $ 15,255
 8/31/2000                  $ 11,882                    $ 16,203
 9/30/2000                  $ 11,916                    $ 15,347
10/31/2000                  $ 12,012                    $ 15,282
11/30/2000                  $ 11,635                    $ 14,078
12/31/2000                  $ 12,167                    $ 14,146
 1/31/2001                  $ 12,814                    $ 14,648
 2/28/2001                  $ 12,791                    $ 13,313
 3/31/2001                  $ 12,505                    $ 12,469
 4/30/2001                  $ 13,100                    $ 13,438
 5/31/2001                  $ 13,563                    $ 13,528
 6/30/2001                  $ 13,765                    $ 13,199
 7/31/2001                  $ 13,825                    $ 13,069
 8/31/2001                  $ 13,576                    $ 12,251
 9/30/2001                  $ 12,316                    $ 11,262
10/31/2001                  $ 12,225                    $ 11,476
11/30/2001                  $ 12,738                    $ 12,357
12/31/2001                  $ 13,122                    $ 12,465
 1/31/2002                  $ 13,058                    $ 12,283
 2/28/2002                  $ 13,122                    $ 12,046
 3/31/2002                  $ 13,569                    $ 12,499
 4/30/2002                  $ 13,656                    $ 11,741
 5/31/2002                  $ 13,656                    $ 11,655
 6/30/2002                  $ 12,719                    $ 10,825
 7/31/2002                  $ 11,826                    $  9,981
 8/31/2002                  $ 11,923                    $ 10,046
 9/30/2002                  $ 11,152                    $  8,955
10/31/2002                  $ 11,298                    $  9,743
11/30/2002                  $ 11,574                    $ 10,316
12/31/2002                  $ 11,416                    $  9,710
 1/31/2003                  $ 11,326                    $  9,456
 2/28/2003                  $ 11,088                    $  9,314
 3/31/2003                  $ 11,096                    $  9,404
 4/30/2003                  $ 11,859                    $ 10,179
 5/31/2003                  $ 12,516                    $ 10,715
 6/30/2003                  $ 12,720                    $ 10,852
 7/31/2003                  $ 12,902                    $ 11,043
 8/31/2003                  $ 13,215                    $ 11,259
 9/30/2003                  $ 13,158                    $ 11,139
10/31/2003                  $ 13,703                    $ 11,769
11/30/2003                  $ 14,165                    $ 11,873
12/31/2003                  $ 14,839                    $ 12,495
 1/31/2004                  $ 14,981                    $ 12,725
 2/29/2004                  $ 15,340                    $ 12,902
 3/31/2004                  $ 15,340                    $ 12,707
 4/30/2004                  $ 14,881                    $ 12,508
 5/31/2004                  $ 15,006                    $ 12,679
 6/30/2004                  $ 15,286                    $ 12,926
 7/31/2004                  $ 15,044                    $ 12,498
 8/31/2004                  $ 15,236                    $ 12,549
 9/30/2004                  $ 15,603                    $ 12,684
10/31/2004                  $ 15,770                    $ 12,878
11/30/2004                  $ 16,747                    $ 13,399
12/31/2004                  $ 17,254                    $ 13,855
 1/31/2005                  $ 16,863                    $ 13,518
 2/28/2005                  $ 17,334                    $ 13,802
 3/31/2005                  $ 17,183                    $ 13,558
 4/30/2005                  $ 17,040                    $ 13,300
 5/31/2005                  $ 17,458                    $ 13,724
 6/30/2005                  $ 17,804                    $ 13,743
 7/31/2005                  $ 18,380                    $ 14,254
 8/31/2005                  $ 18,353                    $ 14,124
 9/30/2005                  $ 18,650                    $ 14,239
10/31/2005                  $ 18,155                    $ 14,001
11/30/2005                  $ 18,695                    $ 14,531
12/31/2005                  $ 19,125                    $ 14,536
 1/31/2006                  $ 19,581                    $ 14,921
 2/28/2006                  $ 19,843                    $ 14,961
 3/31/2006                  $ 20,571                    $ 15,147
 4/30/2006                  $ 20,697                    $ 15,351
 5/31/2006                  $ 20,396                    $ 14,909
 6/30/2006                  $ 20,364                    $ 14,929
 7/31/2006                  $ 20,492                    $ 15,021
 8/31/2006                  $ 21,053                    $ 15,379
 9/30/2006                  $ 21,131                    $ 15,775
10/31/2006                  $ 21,840                    $ 16,289
11/30/2006                  $ 22,331                    $ 16,599
12/31/2006                  $ 22,748                    $ 16,832
 1/31/2007                  $ 23,343                    $ 17,086
 2/28/2007                  $ 23,343                    $ 16,752
 3/31/2007                  $ 23,929                    $ 16,939
 4/30/2007                  $ 24,640                    $ 17,690
 5/31/2007                  $ 25,518                    $ 18,307
 6/30/2007                  $ 25,470                    $ 18,003
 7/31/2007                  $ 24,841                    $ 17,445
 8/31/2007                  $ 24,631                    $ 17,706
 9/30/2007                  $ 24,924                    $ 18,368
10/31/2007                  $ 25,323                    $ 18,661
11/30/2007                  $ 24,945                    $ 17,880
12/31/2007                  $ 24,732                    $ 17,756

AVERAGE ANNUAL TOTAL RETURN

-------------------------------
CLASS A               12/31/07
-------------------------------
1-Year                  +2.46%
-------------------------------
5-Year                 +15.34%
-------------------------------
10-Year                 +9.48%
-------------------------------


                                                              Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS B                     12/31/07
-------------------------------------
1-Year                        +4.05%
-------------------------------------
5-Year                       +15.75%
-------------------------------------
Since Inception (1/1/99)     +10.66%
-------------------------------------

CLASS B (1/1/99-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   DATE               MUTUAL QUALIFIED FUND            S&P 500 6
----------------------------------------------------------------
  1/1/1999                  $ 10,000                    $ 10,000
 1/31/1999                  $ 10,061                    $ 10,418
 2/28/1999                  $  9,787                    $ 10,094
 3/31/1999                  $ 10,274                    $ 10,498
 4/30/1999                  $ 11,163                    $ 10,905
 5/31/1999                  $ 11,297                    $ 10,647
 6/30/1999                  $ 11,617                    $ 11,238
 7/31/1999                  $ 11,385                    $ 10,887
 8/31/1999                  $ 10,851                    $ 10,833
 9/30/1999                  $ 10,588                    $ 10,536
10/31/1999                  $ 10,864                    $ 11,203
11/30/1999                  $ 11,171                    $ 11,431
12/31/1999                  $ 11,255                    $ 12,104
 1/31/2000                  $ 10,933                    $ 11,496
 2/29/2000                  $ 10,423                    $ 11,278
 3/31/2000                  $ 11,550                    $ 12,382
 4/30/2000                  $ 11,557                    $ 12,009
 5/31/2000                  $ 11,805                    $ 11,763
 6/30/2000                  $ 11,605                    $ 12,053
 7/31/2000                  $ 11,946                    $ 11,864
 8/31/2000                  $ 12,461                    $ 12,601
 9/30/2000                  $ 12,491                    $ 11,936
10/31/2000                  $ 12,585                    $ 11,886
11/30/2000                  $ 12,186                    $ 10,949
12/31/2000                  $ 12,731                    $ 11,002
 1/31/2001                  $ 13,405                    $ 11,392
 2/28/2001                  $ 13,366                    $ 10,354
 3/31/2001                  $ 13,064                    $  9,698
 4/30/2001                  $ 13,676                    $ 10,451
 5/31/2001                  $ 14,156                    $ 10,521
 6/30/2001                  $ 14,358                    $ 10,265
 7/31/2001                  $ 14,413                    $ 10,164
 8/31/2001                  $ 14,151                    $  9,528
 9/30/2001                  $ 12,830                    $  8,759
10/31/2001                  $ 12,719                    $  8,926
11/30/2001                  $ 13,252                    $  9,610
12/31/2001                  $ 13,644                    $  9,694
 1/31/2002                  $ 13,569                    $  9,553
 2/28/2002                  $ 13,628                    $  9,369
 3/31/2002                  $ 14,089                    $  9,721
 4/30/2002                  $ 14,173                    $  9,132
 5/31/2002                  $ 14,165                    $  9,064
 6/30/2002                  $ 13,184                    $  8,419
 7/31/2002                  $ 12,253                    $  7,763
 8/31/2002                  $ 12,338                    $  7,813
 9/30/2002                  $ 11,536                    $  6,964
10/31/2002                  $ 11,681                    $  7,577
11/30/2002                  $ 11,963                    $  8,023
12/31/2002                  $ 11,792                    $  7,552
 1/31/2003                  $ 11,689                    $  7,354
 2/28/2003                  $ 11,439                    $  7,244
 3/31/2003                  $ 11,448                    $  7,314
 4/30/2003                  $ 12,222                    $  7,917
 5/31/2003                  $ 12,900                    $  8,334
 6/30/2003                  $ 13,099                    $  8,440
 7/31/2003                  $ 13,280                    $  8,589
 8/31/2003                  $ 13,600                    $  8,756
 9/30/2003                  $ 13,523                    $  8,663
10/31/2003                  $ 14,076                    $  9,153
11/30/2003                  $ 14,543                    $  9,234
12/31/2003                  $ 15,237                    $  9,718
 1/31/2004                  $ 15,368                    $  9,897
 2/29/2004                  $ 15,733                    $ 10,034
 3/31/2004                  $ 15,715                    $  9,883
 4/30/2004                  $ 15,246                    $  9,728
 5/31/2004                  $ 15,359                    $  9,861
 6/30/2004                  $ 15,634                    $ 10,053
 7/31/2004                  $ 15,382                    $  9,720
 8/31/2004                  $ 15,573                    $  9,759
 9/30/2004                  $ 15,938                    $  9,865
10/31/2004                  $ 16,104                    $ 10,016
11/30/2004                  $ 17,086                    $ 10,421
12/31/2004                  $ 17,594                    $ 10,776
 1/31/2005                  $ 17,188                    $ 10,513
 2/28/2005                  $ 17,658                    $ 10,734
 3/31/2005                  $ 17,502                    $ 10,544
 4/30/2005                  $ 17,336                    $ 10,344
 5/31/2005                  $ 17,760                    $ 10,673
 6/30/2005                  $ 18,100                    $ 10,689
 7/31/2005                  $ 18,678                    $ 11,086
 8/31/2005                  $ 18,632                    $ 10,985
 9/30/2005                  $ 18,921                    $ 11,074
10/31/2005                  $ 18,408                    $ 10,889
11/30/2005                  $ 18,949                    $ 11,301
12/31/2005                  $ 19,375                    $ 11,305
 1/31/2006                  $ 19,826                    $ 11,604
 2/28/2006                  $ 20,086                    $ 11,636
 3/31/2006                  $ 20,817                    $ 11,781
 4/30/2006                  $ 20,928                    $ 11,939
 5/31/2006                  $ 20,607                    $ 11,595
 6/30/2006                  $ 20,562                    $ 11,611
 7/31/2006                  $ 20,673                    $ 11,683
 8/31/2006                  $ 21,242                    $ 11,961
 9/30/2006                  $ 21,313                    $ 12,269
10/31/2006                  $ 22,004                    $ 12,669
11/30/2006                  $ 22,491                    $ 12,909
12/31/2006                  $ 22,893                    $ 13,091
 1/31/2007                  $ 23,493                    $ 13,289
 2/28/2007                  $ 23,493                    $ 13,029
 3/31/2007                  $ 24,082                    $ 13,174
 4/30/2007                  $ 24,798                    $ 13,758
 5/31/2007                  $ 25,681                    $ 14,238
 6/30/2007                  $ 25,632                    $ 14,001
 7/31/2007                  $ 24,999                    $ 13,567
 8/31/2007                  $ 24,789                    $ 13,771
 9/30/2007                  $ 25,084                    $ 14,286
10/31/2007                  $ 25,485                    $ 14,513
11/30/2007                  $ 25,105                    $ 13,906
12/31/2007                  $ 24,890                    $ 13,810

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                     12/31/07
-------------------------------------
1-Year                        +7.02%
-------------------------------------
5-Year                       +15.95%
-------------------------------------
10-Year                       +9.41%
-------------------------------------

CLASS C (1/1/98-12/31/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   DATE               MUTUAL QUALIFIED FUND            S&P 500 6
----------------------------------------------------------------
  1/1/1998                  $ 10,000                    $ 10,000
 1/31/1998                  $  9,939                    $ 10,111
 2/28/1998                  $ 10,509                    $ 10,840
 3/31/1998                  $ 10,912                    $ 11,395
 4/30/1998                  $ 10,912                    $ 11,510
 5/31/1998                  $ 10,862                    $ 11,312
 6/30/1998                  $ 10,785                    $ 11,771
 7/31/1998                  $ 10,456                    $ 11,646
 8/31/1998                  $  8,891                    $  9,962
 9/30/1998                  $  8,852                    $ 10,600
10/31/1998                  $  9,362                    $ 11,463
11/30/1998                  $  9,816                    $ 12,157
12/31/1998                  $  9,942                    $ 12,858
 1/31/1999                  $ 10,003                    $ 13,396
 2/28/1999                  $  9,723                    $ 12,979
 3/31/1999                  $ 10,210                    $ 13,498
 4/30/1999                  $ 11,098                    $ 14,021
 5/31/1999                  $ 11,231                    $ 13,690
 6/30/1999                  $ 11,552                    $ 14,450
 7/31/1999                  $ 11,321                    $ 13,999
 8/31/1999                  $ 10,789                    $ 13,929
 9/30/1999                  $ 10,526                    $ 13,548
10/31/1999                  $ 10,801                    $ 14,405
11/30/1999                  $ 11,108                    $ 14,698
12/31/1999                  $ 11,189                    $ 15,563
 1/31/2000                  $ 10,870                    $ 14,781
 2/29/2000                  $ 10,363                    $ 14,502
 3/31/2000                  $ 11,482                    $ 15,920
 4/30/2000                  $ 11,489                    $ 15,441
 5/31/2000                  $ 11,735                    $ 15,124
 6/30/2000                  $ 11,536                    $ 15,497
 7/31/2000                  $ 11,874                    $ 15,255
 8/31/2000                  $ 12,392                    $ 16,203
 9/30/2000                  $ 12,421                    $ 15,347
10/31/2000                  $ 12,508                    $ 15,282
11/30/2000                  $ 12,112                    $ 14,078
12/31/2000                  $ 12,657                    $ 14,146
 1/31/2001                  $ 13,324                    $ 14,648
 2/28/2001                  $ 13,294                    $ 13,313
 3/31/2001                  $ 12,994                    $ 12,469
 4/30/2001                  $ 13,593                    $ 13,438
 5/31/2001                  $ 14,077                    $ 13,528
 6/30/2001                  $ 14,280                    $ 13,199
 7/31/2001                  $ 14,328                    $ 13,069
 8/31/2001                  $ 14,068                    $ 12,251
 9/30/2001                  $ 12,751                    $ 11,262
10/31/2001                  $ 12,649                    $ 11,476
11/30/2001                  $ 13,177                    $ 12,357
12/31/2001                  $ 13,562                    $ 12,465
 1/31/2002                  $ 13,496                    $ 12,283
 2/28/2002                  $ 13,554                    $ 12,046
 3/31/2002                  $ 14,002                    $ 12,499
 4/30/2002                  $ 14,085                    $ 11,741
 5/31/2002                  $ 14,076                    $ 11,655
 6/30/2002                  $ 13,112                    $ 10,825
 7/31/2002                  $ 12,177                    $  9,981
 8/31/2002                  $ 12,269                    $ 10,046
 9/30/2002                  $ 11,469                    $  8,955
10/31/2002                  $ 11,612                    $  9,743
11/30/2002                  $ 11,898                    $ 10,316
12/31/2002                  $ 11,727                    $  9,710
 1/31/2003                  $ 11,625                    $  9,456
 2/28/2003                  $ 11,371                    $  9,314
 3/31/2003                  $ 11,380                    $  9,404
 4/30/2003                  $ 12,150                    $ 10,179
 5/31/2003                  $ 12,819                    $ 10,715
 6/30/2003                  $ 13,023                    $ 10,852
 7/31/2003                  $ 13,202                    $ 11,043
 8/31/2003                  $ 13,517                    $ 11,259
 9/30/2003                  $ 13,449                    $ 11,139
10/31/2003                  $ 14,003                    $ 11,769
11/30/2003                  $ 14,463                    $ 11,873
12/31/2003                  $ 15,147                    $ 12,495
 1/31/2004                  $ 15,275                    $ 12,725
 2/29/2004                  $ 15,643                    $ 12,902
 3/31/2004                  $ 15,626                    $ 12,707
 4/30/2004                  $ 15,155                    $ 12,508
 5/31/2004                  $ 15,266                    $ 12,679
 6/30/2004                  $ 15,545                    $ 12,926
 7/31/2004                  $ 15,296                    $ 12,498
 8/31/2004                  $ 15,485                    $ 12,549
 9/30/2004                  $ 15,844                    $ 12,684
10/31/2004                  $ 16,007                    $ 12,878
11/30/2004                  $ 16,983                    $ 13,399
12/31/2004                  $ 17,497                    $ 13,855
 1/31/2005                  $ 17,089                    $ 13,518
 2/28/2005                  $ 17,560                    $ 13,802
 3/31/2005                  $ 17,397                    $ 13,558
 4/30/2005                  $ 17,234                    $ 13,300
 5/31/2005                  $ 17,651                    $ 13,724
 6/30/2005                  $ 17,994                    $ 13,743
 7/31/2005                  $ 18,572                    $ 14,254
 8/31/2005                  $ 18,526                    $ 14,124
 9/30/2005                  $ 18,810                    $ 14,239
10/31/2005                  $ 18,306                    $ 14,001
11/30/2005                  $ 18,838                    $ 14,531
12/31/2005                  $ 19,261                    $ 14,536
 1/31/2006                  $ 19,713                    $ 14,921
 2/28/2006                  $ 19,969                    $ 14,961
 3/31/2006                  $ 20,688                    $ 15,147
 4/30/2006                  $ 20,806                    $ 15,351
 5/31/2006                  $ 20,481                    $ 14,909
 6/30/2006                  $ 20,447                    $ 14,929
 7/31/2006                  $ 20,557                    $ 15,021
 8/31/2006                  $ 21,115                    $ 15,379
 9/30/2006                  $ 21,185                    $ 15,775
10/31/2006                  $ 21,873                    $ 16,289
11/30/2006                  $ 22,362                    $ 16,599
12/31/2006                  $ 22,758                    $ 16,832
 1/31/2007                  $ 23,338                    $ 17,086
 2/28/2007                  $ 23,327                    $ 16,752
 3/31/2007                  $ 23,897                    $ 16,939
 4/30/2007                  $ 24,593                    $ 17,690
 5/31/2007                  $ 25,468                    $ 18,307
 6/30/2007                  $ 25,397                    $ 18,003
 7/31/2007                  $ 24,762                    $ 17,445
 8/31/2007                  $ 24,530                    $ 17,706
 9/30/2007                  $ 24,815                    $ 18,368
10/31/2007                  $ 25,196                    $ 18,661
11/30/2007                  $ 24,805                    $ 17,880
12/31/2007                  $ 24,583                    $ 17,756


14 | Annual Report

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES INVOLVE SPECIAL RISKS. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                                              Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                       VALUE 7/1/07     VALUE 12/31/07   PERIOD* 7/1/07-12/31/07
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $  972.90             $3.93
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.22             $4.02
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $  971.00             $5.66
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.46             $5.80
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $  968.20             $8.88
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,016.18             $9.10
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $  967.90             $8.88
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,016.18             $9.10
--------------------------------------------------------------------------------------------------------

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.79%; A: 1.14%; B: 1.79%; and C: 1.79%), multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 17

Mutual Qualified Fund

FINANCIAL HIGHLIGHTS

                                                              --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS Z                                                             2007          2006          2005          2004           2003
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $    21.88    $    19.81    $    19.49    $    17.88    $     13.95
                                                              --------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ................................         0.61          0.38          0.41          0.37           0.20
   Net realized and unrealized gains (losses) .............         1.37          3.39          1.77          2.56           4.04
                                                              --------------------------------------------------------------------
Total from investment operations ..........................         1.98          3.77          2.18          2.93           4.24
                                                              --------------------------------------------------------------------
Less distributions from:
   Net investment income ..................................        (0.71)        (0.40)        (0.42)        (0.39)         (0.31)
   Net realized gains .....................................        (1.31)        (1.30)        (1.44)        (0.93)            --
                                                              --------------------------------------------------------------------
Total distributions .......................................        (2.02)        (1.70)        (1.86)        (1.32)         (0.31)
                                                              --------------------------------------------------------------------
Redemption fees ...........................................           -- d          -- d          -- d          -- d           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ..............................   $    21.84    $    21.88    $    19.81    $    19.49    $     17.88
                                                              ====================================================================

Total return ..............................................         9.12%        19.29%        11.26%        16.64%         30.50%

RATIOS TO AVERAGE NET ASSETS
Expenses c ................................................         0.80% e       0.83% e       0.85% e       0.82% e        0.85%
Expenses - excluding dividends expense on securities
   sold short .............................................         0.79% e       0.81% e       0.81% e       0.81% e        0.82%
Net investment income .....................................         2.58%         1.77%         2.04%         2.01%          1.34%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $4,421,592    $4,200,899    $3,646,593    $3,419,744    $ 3,102,506
Portfolio turnover rate ...................................        26.25%        23.64%        20.98%        37.61%         49.70%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Qualified Fund

                                                              --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS A                                                             2007          2006          2005          2004           2003
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $    21.75    $    19.71    $    19.41    $    17.81    $     13.91
                                                              --------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ................................         0.52          0.31          0.34          0.31           0.15
   Net realized and unrealized gains (losses) .............         1.38          3.36          1.75          2.55           4.01
                                                              --------------------------------------------------------------------
Total from investment operations ..........................         1.90          3.67          2.09          2.86           4.16
                                                              --------------------------------------------------------------------
Less distributions from:
   Net investment income ..................................        (0.64)        (0.33)        (0.35)        (0.33)         (0.26)
   Net realized gains .....................................        (1.31)        (1.30)        (1.44)        (0.93)            --
                                                              --------------------------------------------------------------------
Total distributions .......................................        (1.95)        (1.63)        (1.79)        (1.26)         (0.26)
                                                              --------------------------------------------------------------------
Redemption fees ...........................................           -- e          -- e          -- e          -- e           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ..............................   $    21.70    $    21.75    $    19.71    $    19.41    $     17.81
                                                              ====================================================================

Total return c ............................................         8.73%        18.94%        10.85%        16.27%         29.98%

RATIOS TO AVERAGE NET ASSETS
Expenses d ................................................         1.14% f       1.15% f       1.20% f       1.17% f        1.20%
Expenses - excluding dividend expense on securities
   sold short .............................................         1.13% f       1.13% f       1.16% f       1.16% f        1.17%
Net investment income .....................................         2.24%         1.45%         1.69%         1.66%          0.99%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $1,290,899    $  993,364    $  794,789    $  692,523    $   625,088
Portfolio turnover rate ...................................        26.25%        23.64%        20.98%        37.61%         49.70%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Mutual Qualified Fund

                                                              --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS B                                                             2007          2006          2005          2004           2003
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $    21.32    $    19.34    $    19.08    $    17.54    $     13.72
                                                              --------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ................................         0.36          0.16          0.20          0.19           0.05
   Net realized and unrealized gains (losses) .............         1.34          3.31          1.72          2.50           3.94
                                                              --------------------------------------------------------------------
Total from investment operations ..........................         1.70          3.47          1.92          2.69           3.99
                                                              --------------------------------------------------------------------
Less distributions from:
   Net investment income ..................................        (0.47)        (0.19)        (0.22)        (0.22)         (0.17)
   Net realized gains .....................................        (1.31)        (1.30)        (1.44)        (0.93)            --
                                                              --------------------------------------------------------------------
Total distributions .......................................        (1.78)        (1.49)        (1.66)        (1.15)         (0.17)
                                                              --------------------------------------------------------------------
Redemption fees ...........................................           -- e          -- e          -- e          -- e           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ..............................   $    21.24    $    21.32    $    19.34    $    19.08    $     17.54
                                                              ====================================================================

Total return c ............................................         8.04%        18.16%        10.12%        15.46%         29.22%

RATIOS TO AVERAGE NET ASSETS
Expenses d ................................................         1.80% f       1.82% f       1.85% f       1.82% f        1.85%
Expenses - excluding dividend expense on securities
   sold short .............................................         1.79% f       1.80% f       1.81% f       1.81% f        1.82%
Net investment income .....................................         1.58%         0.78%         1.04%         1.01%          0.34%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $   70,266    $   74,470    $   69,847    $   67,714    $    53,760
Portfolio turnover rate ...................................        26.25%        23.64%        20.98%        37.61%         49.70%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Qualified Fund

                                                              --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS C                                                             2007          2006          2005          2004           2003
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $    21.58    $    19.58    $    19.30    $    17.72    $     13.85
                                                              --------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ................................         0.36          0.16          0.20          0.19           0.05

   Net realized and unrealized gains (losses) .............         1.36          3.34          1.74          2.52           3.98
                                                              --------------------------------------------------------------------
Total from investment operations ..........................         1.72          3.50          1.94          2.71           4.03
                                                              --------------------------------------------------------------------
Less distributions from:
   Net investment income ..................................        (0.49)        (0.20)        (0.22)        (0.20)         (0.16)
   Net realized gains .....................................        (1.31)        (1.30)        (1.44)        (0.93)            --
                                                              --------------------------------------------------------------------
Total distributions .......................................        (1.80)        (1.50)        (1.66)        (1.13)         (0.16)
                                                              --------------------------------------------------------------------
Redemption fees ...........................................           -- e          -- e          -- e          -- e           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ..............................   $    21.50    $    21.58    $    19.58    $    19.30    $     17.72
                                                              ====================================================================

Total return c ............................................         8.02%        18.16%        10.08%        15.52%         29.16%

RATIOS TO AVERAGE NET ASSETS
Expenses d ................................................         1.80% f       1.83% f       1.85% f       1.82% f        1.85%
Expenses - excluding dividend expense on securities
   sold short .............................................         1.79% f       1.81% f       1.81% f       1.81% f        1.82%
Net investment income .....................................         1.58%         0.77%         1.04%         1.01%          0.34%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $  504,802    $  420,806    $  336,786    $  311,071    $   285,668
Portfolio turnover rate ...................................        26.25%        23.64%        20.98%        37.61%         49.70%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Mutual Qualified Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
         LONG TERM INVESTMENTS 86.0%
         COMMON STOCKS AND OTHER EQUITY INTERESTS 81.2%
         AIRLINES 0.7%
       a ACE Aviation Holdings Inc., A ..................................       Canada            1,159,491       $      33,078,309
     a,b ACE Aviation Holdings Inc., A, 144A ............................       Canada               58,455               1,667,622
       a Northwest Airlines Corp. .......................................    United States          716,012              10,389,334
     a,c Northwest Airlines Corp., Contingent Distribution ..............    United States       28,232,000                 952,830
                                                                                                                  ------------------
                                                                                                                         46,088,095
                                                                                                                  ------------------
         AUTO COMPONENTS 0.0% d
     a,c Collins & Aikman Products Co., Contingent Distribution .........    United States        1,218,896                 539,362
                                                                                                                  ------------------
         AUTOMOBILES 0.5%
 a,e,f,g International Automotive Components Group Brazil LLC ...........       Brazil            1,982,308              13,769,369
 a,e,f,g International Automotive Components Group Japan LLC ............        Japan              307,801               2,760,176
 a,e,f,g International Automotive Components Group LLC ..................     Luxembourg          8,425,843               8,938,977
 a,e,f,g International Automotive Components Group NA LLC ...............    United States        5,182,488               7,125,921
                                                                                                                  ------------------
                                                                                                                         32,594,443
                                                                                                                  ------------------
         BEVERAGES 2.3%
         Brown-Forman Corp., A ..........................................    United States           79,200               5,927,328
         Coca-Cola Enterprises Inc. .....................................    United States        1,570,200              40,872,306
         Pernod Ricard SA ...............................................       France              421,043              97,144,400
                                                                                                                  ------------------
                                                                                                                        143,944,034
                                                                                                                  ------------------
         BUILDING PRODUCTS 0.2%
       a Armstrong World Industries Inc. ................................    United States          141,617               5,680,258
     a,c Armstrong World Industries Inc., Contingent Distribution .......    United States       15,729,675                  58,986
       a Owens Corning Inc. .............................................    United States          345,065               6,977,214
                                                                                                                  ------------------
                                                                                                                         12,716,458
                                                                                                                  ------------------
         CAPITAL MARKETS 0.5%
         Legg Mason Inc. ................................................    United States          398,890              29,178,803
                                                                                                                  ------------------
         CHEMICALS 0.9%
     a,c Dow Corning Corp., Contingent Distribution .....................    United States       12,089,194               6,165,489
         Linde AG .......................................................       Germany             302,117              39,896,537
         Sika AG ........................................................     Switzerland             6,147              11,586,650
                                                                                                                  ------------------
                                                                                                                         57,648,676
                                                                                                                  ------------------
         COMMERCIAL BANKS 4.6%
         BNP Paribas SA .................................................       France              515,209              55,803,809
       a Centennial Bank Holdings Inc. ..................................    United States        1,735,639              10,031,993
         Commerce Bancorp Inc. ..........................................    United States        1,386,020              52,862,803
 a,e,f,h Elephant Capital Holdings Ltd. .................................        Japan               11,496               7,571,181
 a,e,f,h First Chicago Bancorp ..........................................    United States          659,105               9,227,470
         Mitsubishi UFJ Financial Group Inc. ............................        Japan            3,848,000              36,128,377
   a,e,f NCB Warrant Holdings Ltd., A ...................................        Japan               53,490               3,173,660
         Sumitomo Mitsui Financial Group Inc. ...........................        Japan                1,704              12,789,741
         Svenska Handelsbanken AB, A ....................................       Sweden              452,960              14,501,557
         Swedbank AB, A .................................................       Sweden              877,050              24,823,322
         U.S. Bancorp ...................................................    United States        1,915,178              60,787,750
                                                                                                                  ------------------
                                                                                                                        287,701,663
                                                                                                                  ------------------


22 | Annual Report

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
         LONG TERM INVESTMENTS (CONTINUED)
         COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
         COMMERCIAL SERVICES & SUPPLIES 0.1%
       a Comdisco Holding Co. Inc. ......................................    United States              978       $           8,910
     a,c Comdisco Holding Co. Inc., Contingent Distribution .............    United States       44,591,246                      --
       a Insun ENT Co. Ltd. .............................................     South Korea         1,448,946               8,622,006
                                                                                                                  ------------------
                                                                                                                          8,630,916
                                                                                                                  ------------------
         COMPUTERS & PERIPHERALS 0.3%
 a,e,f,h DecisionOne Corp. ..............................................    United States        1,008,199                      --
 a,e,f,h DecisionOne Corp., wts., 6/08/17 ...............................    United States          553,576                      --
       a Dell Inc. ......................................................    United States          706,270              17,310,678
                                                                                                                  ------------------
                                                                                                                         17,310,678
                                                                                                                  ------------------
         CONSUMER FINANCE 0.8%
   a,e,f Cerberus CG Investor I LLC .....................................    United States        6,600,000               5,557,045
   a,e,f Cerberus CG Investor II LLC ....................................    United States        6,600,000               5,557,045
   a,e,f Cerberus CG Investor III LLC ...................................    United States        3,300,000               2,778,523
   a,e,f Cerberus FIM Investors Auto Finance LLC ........................    United States        4,648,194               2,493,900
   a,e,f Cerberus FIM Investors Commercial Finance LLC ..................    United States          387,180                 207,734
   a,e,f Cerberus FIM Investors Commercial Mortgage LLC .................    United States          725,710                 389,366
   a,e,f Cerberus FIM Investors Insurance LLC ...........................    United States        3,549,493               1,904,413
   a,e,f Cerberus FIM Investors Rescap LLC ..............................    United States        6,608,423               3,545,623
         SLM Corp. ......................................................    United States          798,970              16,091,256
     a,h White River Capital Inc. .......................................    United States          549,751               9,583,534
                                                                                                                  ------------------
                                                                                                                         48,108,439
                                                                                                                  ------------------
         DIVERSIFIED FINANCIAL SERVICES 0.9%
         Deutsche Boerse AG .............................................       Germany              66,220              13,118,629
         Fortis .........................................................       Belgium           1,736,332              45,813,202
       a Fortis VVPR Strip ..............................................       Belgium             530,532                   7,742
     a,c Marconi Corp., Contingent Distribution .........................   United Kingdom       34,293,500                      --
                                                                                                                  ------------------
                                                                                                                         58,939,573
                                                                                                                  ------------------
         DIVERSIFIED TELECOMMUNICATION SERVICES 0.7%
 a,e,f,g AboveNet Inc. ..................................................    United States          387,649              19,382,450
   a,e,g AboveNet Inc., stock grants, grant price $20.95, expiration
            date 9/09/13 ................................................    United States              510                  21,140
 a,e,f,g AboveNet Inc., wts., 9/08/08 ...................................    United States           13,684                 645,885
 a,e,f,g AboveNet Inc., wts., 9/08/10 ...................................    United States           16,099                 703,204
         Chunghwa Telecom Co. Ltd., ADR .................................       Taiwan            1,167,858              24,653,486
         Embarq Corp. ...................................................    United States            5,943                 294,357
   a,c,f Global Crossing Holdings Ltd., Contingent Distribution .........    United States       49,411,586                      --
                                                                                                                  ------------------
                                                                                                                         45,700,522
                                                                                                                  ------------------
         ELECTRIC UTILITIES 0.7%
         E.ON AG ........................................................       Germany             198,820              42,248,444
                                                                                                                  ------------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS 0.1%
         Tyco Electronics Ltd. ..........................................    United States          120,145               4,460,984
                                                                                                                  ------------------


                                                              Annual Report | 23

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
         LONG TERM INVESTMENTS (CONTINUED)
         COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
         ENERGY EQUIPMENT & SERVICES 2.7%
         Bourbon SA .....................................................       France              579,563       $      37,908,094
       a BW Offshore Ltd. ...............................................       Norway            2,813,120              11,853,979
       a Seadrill Ltd. ..................................................       Bermuda           3,251,262              79,269,890
       a Transocean Inc. ................................................    United States          294,405              42,144,076
                                                                                                                  ------------------
                                                                                                                        171,176,039
                                                                                                                  ------------------
         FOOD & STAPLES RETAILING 3.0%
         Carrefour SA ...................................................       France            1,494,958             116,261,028
         CVS Caremark Corp. .............................................    United States        1,849,966              73,536,149
                                                                                                                  ------------------
                                                                                                                        189,797,177
                                                                                                                  ------------------
         FOOD PRODUCTS 7.3%
         Cadbury Schweppes PLC ..........................................   United Kingdom        4,306,301              53,135,277
         CSM NV .........................................................     Netherlands         1,909,144              64,359,123
         Groupe Danone ..................................................       France            1,681,422             150,662,283
         Kraft Foods Inc., A ............................................    United States          472,085              15,404,134
       a Lighthouse Caledonia ASA .......................................       Norway              416,332                 395,302
         Lotte Confectionary Co. Ltd. ...................................     South Korea            30,405              54,894,984
     a,i Marine Harvest .................................................       Norway           48,980,183              31,454,750
         Nestle SA ......................................................     Switzerland           160,750              73,764,560
         Nong Shim Co. Ltd. .............................................     South Korea            81,743              16,985,218
                                                                                                                  ------------------
                                                                                                                        461,055,631
                                                                                                                  ------------------
         HEALTH CARE EQUIPMENT & SUPPLIES 0.1%
         Covidien Ltd. ..................................................    United States          120,145               5,321,222
                                                                                                                  ------------------
         HEALTH CARE PROVIDERS & SERVICES 2.3%
 a,e,f,g Kindred Healthcare Inc. ........................................    United States        1,444,624              34,282,372
 a,e,f,g Kindred Healthcare Inc., stock grants:
            grant price $18.15, expiration date 7/17/11 ...............      United States            5,072                  28,307
            grant price $19.87, expiration date 1/01/12 ...............      United States            1,523                   5,880
            grant price $6.94, expiration date 1/01/13 ................      United States            1,514                  25,422
            grant price $19.87, expiration date 1/01/14 ...............      United States            1,129                   4,359
            grant price $21.33, expiration date 1/10/15 ...............      United States              627                   1,505
            grant price $22.08, expiration date 1/10/16 ...............      United States              313                     517
       a PharMerica Inc. ................................................    United States          528,767               7,339,286
         Quest Diagnostics Inc. .........................................    United States          568,700              30,084,230
         Rhoen-Klinikum AG ..............................................       Germany           2,314,092              72,336,841
                                                                                                                  ------------------
                                                                                                                        144,108,719
                                                                                                                  ------------------
         HOTELS, RESTAURANTS & LEISURE 0.1%
       a Trump Entertainment Resorts Inc. ...............................    United States          693,717               2,982,983
                                                                                                                  ------------------
         INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.3%
         Constellation Energy Group .....................................    United States          175,600              18,004,268
                                                                                                                  ------------------
         INDUSTRIAL CONGLOMERATES 4.9%
         Keppel Corp. Ltd. ..............................................      Singapore          5,486,488              49,480,970
       g Orkla ASA ......................................................       Norway            9,599,083             185,905,508


24 | Annual Report

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
         LONG TERM INVESTMENTS (CONTINUED)
         COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
         INDUSTRIAL CONGLOMERATES (CONTINUED)
         Siemens AG .....................................................       Germany             460,520       $      72,864,728
         Tyco International Ltd. ........................................    United States           23,845                 945,454
                                                                                                                  ------------------
                                                                                                                        309,196,660
                                                                                                                  ------------------
         INSURANCE 10.4%
       a Alleghany Corp. ................................................    United States          143,797              57,806,394
         Allianz SE .....................................................       Germany              59,630              12,886,075
         American International Group Inc. ..............................    United States          249,250              14,531,275
         Assicurazioni Generali SpA .....................................        Italy              327,778              14,828,627
       a Berkshire Hathaway Inc., A .....................................    United States              468              66,268,800
       a Berkshire Hathaway Inc., B .....................................    United States           18,875              89,392,000
       a Conseco Inc. ...................................................    United States        1,264,210              15,878,478
         Hartford Financial Services Group Inc. .........................    United States          482,200              42,043,018
 a,e,f,h Imagine Group Holdings Ltd. ....................................       Bermuda           2,814,856              32,201,953
         Old Republic International Corp. ...............................    United States        2,135,500              32,908,055
   a,e,f Olympus Re Holdings Ltd. .......................................    United States           97,300                 318,677
         Prudential Financial Inc. ......................................    United States          461,000              42,891,440
     e,f Symetra Financial ..............................................    United States        3,434,760              55,024,855
         White Mountains Insurance Group Ltd. ...........................    United States          346,730             178,236,556
                                                                                                                  ------------------
                                                                                                                        655,216,203
                                                                                                                  ------------------
         MACHINERY 1.9%
         Kone OYJ, B ....................................................       Finland           1,438,600             100,625,241
   a,e,f Motor Coach Industries International Inc., wts., 5/27/09 .......    United States                5                      --
         NACCO Industries Inc., A .......................................    United States          172,254              17,172,001
                                                                                                                  ------------------
                                                                                                                        117,797,242
                                                                                                                  ------------------
         MEDIA 4.1%
       a Adelphia Recovery Trust ........................................    United States       38,254,708               2,677,830
     a,c Adelphia Recovery Trust Arahova Contingent Value Vehicle,
         Contingent Distribution ........................................    United States        4,899,492               2,523,238
     a,c Century Communications Corp., Contingent Distribution ..........    United States       13,497,000                      --
         CJ CGV Co. Ltd. ................................................     South Korea           574,910               7,923,016
       a Comcast Corp., A ...............................................    United States          829,640              15,033,077
       a Liberty Media Holding Corp.-Capital, A .........................    United States          307,412              35,810,424
         News Corp., A ..................................................    United States        1,767,710              36,220,378
       a Sun-Times Media Group Inc., A ..................................    United States          767,234               1,687,915
       a Time Warner Cable Inc., A ......................................    United States          862,694              23,810,354
         Time Warner Inc. ...............................................    United States        3,504,460              57,858,635
     a,f TVMAX Holdings Inc. ............................................    United States          111,391                      --
       a Viacom Inc., B .................................................    United States          230,350              10,116,972
         Virgin Media Inc. ..............................................   United Kingdom        3,655,939              62,662,794
                                                                                                                  ------------------
                                                                                                                        256,324,633
                                                                                                                  ------------------
         METALS & MINING 1.1%
         Anglo American PLC .............................................   United Kingdom          447,467              27,384,114
 a,e,f,h Esmark Inc. ....................................................    United States        3,087,162              39,259,439
                                                                                                                  ------------------
                                                                                                                         66,643,553
                                                                                                                  ------------------


                                                              Annual Report | 25

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
         LONG TERM INVESTMENTS (CONTINUED)
         COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
         MULTI-UTILITIES 0.9%
         Energy East Corp. ..............................................    United States          256,070       $       6,967,665
         NorthWestern Corp. .............................................    United States          311,667               9,194,176
     a,c NorthWestern Corp., Contingent Distribution ....................    United States        9,346,450                 662,741
         RWE AG .........................................................       Germany             281,473              39,618,536
                                                                                                                  ------------------
                                                                                                                         56,443,118
                                                                                                                  ------------------
         MULTILINE RETAIL 0.9%
         Jelmoli Holding AG .............................................     Switzerland            24,399              58,456,835
                                                                                                                  ------------------
         OIL, GAS & CONSUMABLE FUELS 2.7%
         BP PLC .........................................................   United Kingdom        1,221,600              14,927,638
         BP PLC, ADR ....................................................   United Kingdom          193,700              14,173,029
         Eni SpA ........................................................        Italy            1,452,100              53,084,008
         Royal Dutch Shell PLC, A .......................................   United Kingdom          798,053              33,483,360
         Total SA, B ....................................................       France              665,472              55,190,826
                                                                                                                  ------------------
                                                                                                                        170,858,861
                                                                                                                  ------------------
         PAPER & FOREST PRODUCTS 2.6%
       a Domtar Corp. ...................................................    United States        2,118,456              16,290,927
         Mondi Ltd. .....................................................   United Kingdom           49,172                 464,574
         Mondi PLC ......................................................   United Kingdom          122,930               1,038,087
         Weyerhaeuser Co. ...............................................    United States        1,952,105             143,948,223
                                                                                                                  ------------------
                                                                                                                        161,741,811
                                                                                                                  ------------------
         PHARMACEUTICALS 1.2%
         Pfizer Inc. ....................................................    United States        1,871,640              42,542,377
         Sanofi-Aventis .................................................       France              242,013              22,243,381
       a Valeant Pharmaceuticals International ..........................    United States        1,025,100              12,270,447
                                                                                                                  ------------------
                                                                                                                         77,056,205
                                                                                                                  ------------------
         REAL ESTATE 3.9%
       a Alexander's Inc. ...............................................    United States          108,590              38,359,418
     a,f Canary Wharf Group PLC .........................................   United Kingdom        8,298,072              82,933,911
         Link REIT ......................................................      Hong Kong         12,491,769              27,040,056
         Swire Pacific Ltd., A ..........................................      Hong Kong          3,620,800              49,914,210
         Swire Pacific Ltd., B ..........................................      Hong Kong          5,292,600              14,049,168
         Ventas Inc. ....................................................    United States          669,525              30,296,006
                                                                                                                  ------------------
                                                                                                                        242,592,769
                                                                                                                  ------------------
         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.2%
       a LSI Corp. ......................................................    United States        1,879,630               9,980,835
                                                                                                                  ------------------
         SOFTWARE 1.1%
         Microsoft Corp. ................................................    United States        1,998,000              71,128,800
                                                                                                                  ------------------
         THRIFTS & MORTGAGE FINANCE 1.3%
         Hudson City Bancorp Inc. .......................................    United States        2,129,440              31,984,189
       h Imperial Capital Bancorp Inc. ..................................    United States          445,796               8,158,067
         Sovereign Bancorp Inc. .........................................    United States        3,815,396              43,495,514
                                                                                                                  ------------------
                                                                                                                         83,637,770
                                                                                                                  ------------------


26 | Annual Report

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY          CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
         LONG TERM INVESTMENTS (CONTINUED)
         COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
         TOBACCO 14.2%
         Altadis SA .....................................................       Spain             1,706,907       $     123,826,350
         Altria Group Inc. ..............................................    United States        1,137,077              85,940,280
         British American Tobacco PLC ...................................   United Kingdom        3,939,454             153,810,347
         Imperial Tobacco Group PLC .....................................   United Kingdom        1,509,119              81,320,518
         Japan Tobacco Inc. .............................................       Japan                12,142              72,733,318
         KT&G Corp. .....................................................    South Korea          3,097,050             263,698,397
         Reynolds American Inc. .........................................    United States        1,710,600             112,831,176
                                                                                                                  ------------------
                                                                                                                        894,160,386
                                                                                                                  ------------------
         TRADING COMPANIES & DISTRIBUTORS 0.7%
         Kloeckner & Co. AG .............................................      Germany            1,113,198              44,350,090
                                                                                                                  ------------------
         TRANSPORTATION INFRASTRUCTURE 0.0% d
       a Groupe Eurotunnel SA, wts., 12/30/11 ...........................       France            1,861,027                 624,655
                                                                                                                  ------------------
         TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
            (COST $3,137,001,619) .......................................                                             5,104,467,555
                                                                                                                  ------------------
         PREFERRED STOCKS 0.1%
         AUTO COMPONENTS 0.1%
     e,f Dana Holding Corp., 4.00%, cvt. pfd., B ........................    United States           48,807               4,880,700
                                                                                                                  ------------------
         DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% d
       e PTV Inc., 10.00%, pfd., A ......................................   United Kingdom           92,938                 111,526
                                                                                                                  ------------------
         TOTAL PREFERRED STOCKS (COST $5,159,514) .......................                                                 4,992,226
                                                                                                                  ------------------
         OPTIONS PURCHASED 1.0%
         CALL OPTIONS 0.0% d
     a,e Owens Corning Inc., exercise price $37.50, expiration date
            1/02/08, shares .............................................    United States          249,750                  12,487
                                                                                                                  ------------------
         PUT OPTIONS 1.0%
       a Index basket consisting of 55% Dow Jones EUROSTOXX 50 (exercise price $4,026.33), 45% S&P 500 Index (exercise price
            $1,367.59), expiration date 5/29/08, contracts ..............    United States       10,000,000              23,455,882
       a Index basket consisting of 55% Dow Jones EUROSTOXX 50 (exercise price $4,091.24), 45% S&P 500 Index (exercise price
            $1,381.87), expiration date 6/20/08, contracts ..............    United States       10,000,000              29,035,575
       a Index basket consisting of 50% Dow Jones EUROSTOXX 50 (exercise price $4,083.52), 50% S&P 500 Index (exercise price
            $1,393.78), expiration date 7/18/08, contracts ..............    United States        3,500,000              11,456,806
                                                                                                                  ------------------
                                                                                                                         63,948,263
                                                                                                                  ------------------
         TOTAL OPTIONS PURCHASED (COST $55,351,137) .....................                                                63,960,750
                                                                                                                  ------------------

                                                                                             ------------------
                                                                                             PRINCIPAL AMOUNT j
                                                                                             ------------------
         CORPORATE BONDS & NOTES 3.5%
       b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .........       Canada            2,505,000 CAD           2,848,453
     e,f Cerberus CG Investor I LLC, 12.00%, 7/31/14 ....................    United States        6,600,000               5,557,045
     e,f Cerberus CG Investor II LLC, 12.00%, 7/31/14 ...................    United States        6,600,000               5,557,045
     e,f Cerberus CG Investor III LLC, 12.00%, 7/31/14 ..................    United States        3,300,000               2,778,523
     e,f Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 ......    United States       13,935,097               7,476,610


                                                              Annual Report | 27

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY      PRINCIPAL AMOUNT j          VALUE
------------------------------------------------------------------------------------------------------------------------------------
         LONG TERM INVESTMENTS (CONTINUED)
         CORPORATE BONDS & NOTES (CONTINUED)
     e,f Cerberus FIM Investors Commercial Finance LLC, 12.00%,
            11/22/13 ....................................................    United States        1,161,542       $         623,203
     e,f Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
            11/22/13 ....................................................    United States        2,177,131               1,168,098
     e,f Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 .........    United States       10,648,479               5,713,238
     e,f Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ............    United States       19,825,266              10,636,868
   e,f,h DecisionOne Corp.,
              12.00%, 4/15/10 ...........................................    United States        1,246,268               1,246,268
            k FRN, 9.50%, 5/12/09 .......................................    United States          232,502                 232,502
         Groupe Eurotunnel SA, cvt.,
              3.00%, 6/28/09 ............................................       France               31,400 EUR             100,812
              3.00%, 6/28/09 ............................................       France               24,416 GBP             106,728
              3.00%, 7/28/10 ............................................       France            9,114,500 EUR          26,269,959
              3.00%, 7/28/10 ............................................       France            5,276,020 GBP          20,704,298
              6.00%, 7/28/10 ............................................       France           22,114,700 EUR          43,407,301
              6.00%, 7/28/10 ............................................       France           13,086,625 GBP          34,973,324
              sub. bond, T1, 3.00%, 7/28/08 .............................       France               31,400 EUR             112,268
              sub. bond, T1, 3.00%, 7/28/08 .............................       France               24,416 GBP             118,856
       b Indianapolis Downs LLC,
              senior secured note, 144A, 11.00%, 11/01/12 ...............    United States        2,950,000               2,861,500
              senior secured sub. note, 144A, PIK, 15.50%, 11/01/13 .....    United States       10,050,000              10,351,500
   e,f,g International Automotive Components Group NA LLC, 9.00%,
            4/01/17 .....................................................    United States        1,560,200               1,560,200
   e,f,k Motor Coach Industries International Inc., FRN, 18.081%,
            12/01/08 ....................................................    United States       25,130,149              24,878,847
         Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ...............    United States       13,553,108              10,385,069
       f TVMAX Holdings Inc., PIK,
              11.50%, 2/28/08 ...........................................    United States          316,094                 221,266
              14.00%, 2/28/08 ...........................................    United States          725,016                 507,512
                                                                                                                  ------------------
         TOTAL CORPORATE BONDS & NOTES (COST $241,975,073) ..............                                               220,397,293
                                                                                                                  ------------------
         CORPORATE BONDS & NOTES IN REORGANIZATION 0.2%
       b Calpine Corp., senior secured note, 144A,
              8.50%, 7/15/10 ............................................    United States        2,528,000               2,717,600
              9.875%, 12/01/11 ..........................................    United States          890,000                 934,500
              8.75%, 7/15/13 ............................................    United States        1,324,000               1,429,920
       l Dana Corp.,
              6.50%, 3/01/09 ............................................    United States        2,058,000               1,553,790
              5.85%, 1/15/15 ............................................    United States        9,145,000               6,721,575
              7.00%, 3/01/29 ............................................    United States        1,972,000               1,488,860
              senior note, 7.00%, 3/15/28 ...............................    United States          423,000                 310,905
     f,l Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ........    United States           40,000                     200
                                                                                                                  ------------------
         TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
            (COST $14,447,659) ..........................................                                                15,157,350
                                                                                                                  ------------------
         TOTAL LONG TERM INVESTMENTS (COST $3,453,935,002) ..............                                             5,408,975,174
                                                                                                                  ------------------


28 | Annual Report

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL AMOUNT j
                                                                                COUNTRY          /SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
         SHORT TERM INVESTMENTS 14.0%
         U.S. GOVERNMENT AND AGENCY SECURITIES 13.9%
       m FHLB,
            n 1/02/08 - 12/04/08 ........................................    United States      615,686,000       $     610,317,358
              1/03/08 ...................................................    United States       85,000,000              85,000,000
              1/04/08 ...................................................    United States      115,000,000             115,000,000
       m U.S. Teasury Bills, 4/24/08 - 5/01/08 ..........................    United States       66,500,000              65,814,185
                                                                                                                  ------------------
         TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
            (COST $875,294,851) .........................................                                               876,131,543
                                                                                                                  ------------------
         TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
            (COST $4,329,229,853) .......................................                                             6,285,106,717
                                                                                                                  ------------------
       o INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
            (COST $2,745,027) 0.1%
         MONEY MARKET FUND 0.1%
       p Bank of New York Institutional Cash Reserve Fund, 5.06% ........    United States        2,745,027               2,745,027
                                                                                                                  ------------------
         TOTAL INVESTMENTS (COST $4,331,974,880) 100.0% .................                                             6,287,851,744
         SECURITIES SOLD SHORT (0.6)% ...................................                                               (40,157,456)
         NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS
            (0.2)% ......................................................                                               (13,103,504)
         OTHER ASSETS, LESS LIABILITIES 0.8% ............................                                                52,968,389
                                                                                                                  ------------------
         NET ASSETS 100.0% ..............................................                                         $   6,287,559,173
                                                                                                                  ------------------
       q SECURITIES SOLD SHORT (PROCEEDS $42,068,109) 0.6%
         COMMERCIAL BANKS 0.6%
         Toronto-Dominion Bank ..........................................       Canada              574,088       $      40,157,456
                                                                                                                  ------------------

CURRENCY ABBREVIATIONS

CAD  -  Canadian Dollar
EUR  -  Euro
GBP  -  British Pound

SELECTED PORTFOLIO ABBREVIATIONS

ADR  -  American Depository Receipt
FHLB -  Federal Home Loan Bank
FRN  -  Floating Rate Note
PIK  -  Payment-In-Kind
REIT -  Real Estate Investment Trust


                                                              Annual Report | 29

Mutual Qualified Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
a Non-income producing for the twelve months ended December 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2007, the aggregate value of these securities was $22,811,095, representing 0.36% of net assets.

c Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

d Rounds to less than 0.1% of net assets.

e See Note 9 regarding restricted securities.

f Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2007, the aggregate value of these securities was $412,857,264, representing 6.57% of the net assets.

g See Note 12 regarding other considerations.

h See Note 11 regarding holdings of 5% voting securities.

i A portion or all of the security is on loan as of December 31, 2007. See Note 1(g).

j The principal amount is stated in U.S. dollars unless otherwise indicated.

k The coupon rate shown represents the rate at period end.

l See Note 8 regarding defaulted securities.

m The security is traded on a discount basis with no stated coupon rate.

n Security or a portion of the security has been segregated as collateral for securities sold short. At December 31, 2007, the value of securities and or cash pledged amounted to $39,732,500.

o See Note 1(g) regarding securities on loan.

p The rate shown is the annualized seven-day yield at period end.

q See Note 1(f) regarding securities sold short.


30 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Qualified Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ..............................................................   $4,204,874,296
     Cost - Non-controlled affiliated issuers (Note 11) .......................................      127,100,584
                                                                                                  ---------------
     Total cost of investments ................................................................   $4,331,974,880
                                                                                                  ===============
     Value - Unaffiliated issuers (include securities loaned in the amount of $2,518,287) .....   $6,180,371,330
     Value - Non-controlled affiliated issuers (Note 11) ......................................      107,480,414
                                                                                                  ---------------
     Total value of investments ...............................................................    6,287,851,744
   Cash on deposits with brokers for securities sold short ....................................       41,350,677
   Foreign currency, at value (cost $4,354,005) ...............................................        4,328,517
   Receivables:
     Capital shares sold ......................................................................        7,896,566
     Dividends and interest ...................................................................       14,997,227
   Unrealized gain on forward exchange contracts (Note 7) .....................................       17,411,485
                                                                                                  ---------------
       Total assets ...........................................................................    6,373,836,216
                                                                                                  ---------------
Liabilities:
   Payables:
     Capital shares redeemed ..................................................................        6,232,880
     Affiliates ...............................................................................        5,530,416
   Funds advanced by custodian ................................................................           83,223
   Payable upon return of securities loaned ...................................................        2,745,027
   Securities sold short, at value (proceeds $42,068,109) .....................................       40,157,456
   Unrealized loss on forward exchange contracts (Note 7) .....................................       30,514,989
   Accrued expenses and other liabilities .....................................................        1,013,052
                                                                                                  ---------------
       Total liabilities ......................................................................       86,277,043
                                                                                                  ---------------
         Net assets, at value .................................................................   $6,287,559,173
                                                                                                  ===============
Net assets consist of:
   Paid-in capital ............................................................................   $4,316,180,314
   Undistributed net investment income ........................................................        2,003,039
   Net unrealized appreciation (depreciation) .................................................    1,944,796,963
   Accumulated net realized gain (loss) .......................................................       24,578,857
                                                                                                  ---------------
         Net assets, at value .................................................................   $6,287,559,173
                                                                                                  ===============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 31

Mutual Qualified Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2007

CLASS Z:
   Net assets, at value .......................................................................   $   4,421,592,475
                                                                                                  ==================
   Shares outstanding .........................................................................         202,488,695
                                                                                                  ==================
   Net asset value and maximum offering price per share a .....................................   $           21.84
                                                                                                  ==================
CLASS A:
   Net assets, at value .......................................................................   $   1,290,898,576
                                                                                                  ==================
   Shares outstanding .........................................................................          59,486,954
                                                                                                  ==================
   Net asset value per share a ................................................................   $           21.70
                                                                                                  ==================
   Maximum offering price per share (net asset value per share / 94.25%) ......................   $           23.02
                                                                                                  ==================
CLASS B:
   Net assets, at value .......................................................................   $      70,266,233
                                                                                                  ==================
   Shares outstanding .........................................................................           3,308,704
                                                                                                  ==================
   Net asset value and maximum offering price per share a .....................................   $           21.24
                                                                                                  ==================
CLASS C:
   Net assets, at value .......................................................................   $     504,801,889
                                                                                                  ==================
   Shares outstanding .........................................................................          23,478,595
                                                                                                  ==================
   Net asset value and maximum offering price per share a .....................................   $           21.50
                                                                                                  ==================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


 32 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Mutual Qualified Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2007

Investment income:
   Dividends: (net of foreign taxes of $7,649,988)
     Unaffiliated issuers ....................................................................................   $ 158,990,061
     Non-controlled affiliated issuers (Note 11) .............................................................       1,813,545
   Interest income: (net of foreign taxes of $1,095)
     Unaffiliated issuers ....................................................................................      49,341,863
     Non-controlled affiliated issuers (Note 11) .............................................................         156,673
   Income from securities loaned .............................................................................       1,109,267
                                                                                                                 --------------
       Total investment income ...............................................................................     211,411,409
                                                                                                                 --------------
Expenses:
   Management fees (Note 3a) .................................................................................      37,130,347
   Administrative fees (Note 3b) .............................................................................       4,754,642
   Distribution fees: (Note 3c)
     Class A .................................................................................................       4,141,657
     Class B .................................................................................................         749,535
     Class C .................................................................................................       4,874,080
   Transfer agent fees (Note 3e) .............................................................................       5,244,945
   Custodian fees (Note 4) ...................................................................................       1,063,419
   Reports to shareholders ...................................................................................         385,649
   Registration and filing fees ..............................................................................         204,582
   Professional fees .........................................................................................         739,533
   Directors' fees and expenses ..............................................................................          91,546
   Dividends on securities sold short ........................................................................         414,650
   Other .....................................................................................................         150,478
                                                                                                                 --------------
       Total expenses ........................................................................................      59,945,063
       Expense reductions (Note 4) ...........................................................................         (33,429)
                                                                                                                 --------------
         Net expenses ........................................................................................      59,911,634
                                                                                                                 --------------
           Net investment income .............................................................................     151,499,775
                                                                                                                 --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments
       Unaffiliated issuers ..................................................................................     408,348,791
       Non-controlled affiliated issuers (Note 11) ...........................................................     114,748,024
     Foreign currency transactions ...........................................................................    (128,584,213)
     Securities sold short ...................................................................................      (1,846,753)
     Synthetic equity swaps ..................................................................................            (340)
                                                                                                                 --------------
         Net realized gain (loss) ............................................................................     392,665,509
                                                                                                                 --------------
   Net change in unrealized appreciation (depreciation) on:

     Investments .............................................................................................     (41,488,445)
     Translation of assets and liabilities denominated in foreign currencies .................................       4,807,110
                                                                                                                 --------------
         Net change in unrealized appreciation (depreciation) ................................................     (36,681,335)
                                                                                                                 --------------
Net realized and unrealized gain (loss) ......................................................................     355,984,174
                                                                                                                 --------------
Net increase (decrease) in net assets resulting from operations ..............................................   $ 507,483,949
                                                                                                                 ==============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 33

Mutual Qualified Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              ------------------------------------
                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                              ------------------------------------
                                                                                                    2007                2006
                                                                                              ------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................................   $    151,499,775   $     85,072,964
      Net realized gain (loss) from investments, written options, securities sold
        short, synthetic equity swaps, and foreign currency transactions ..................        392,665,509        311,026,318
      Net change in unrealized appreciation (depreciation) on investments, translation
        of assets and liabilities denominated in foreign currencies, and deferred taxes ...        (36,681,335)       522,679,758
                                                                                              ------------------------------------
            Net increase (decrease) in net assets resulting from operations ...............        507,483,949        918,779,040
                                                                                              ------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ..........................................................................       (133,801,897)       (72,701,378)
         Class A ..........................................................................        (34,706,443)       (14,297,690)
         Class B ..........................................................................         (1,467,618)          (624,281)
         Class C ..........................................................................        (10,641,199)        (3,637,539)
      Net realized gains:
         Class Z ..........................................................................       (245,908,236)      (235,676,842)
         Class A ..........................................................................        (71,535,285)       (55,482,433)
         Class B ..........................................................................         (4,072,725)        (4,356,865)
         Class C ..........................................................................        (28,564,865)       (23,788,670)
                                                                                              ------------------------------------
   Total distributions to shareholders ....................................................       (530,698,268)      (410,565,698)
                                                                                              ------------------------------------
   Capital share transactions: (Note 2)
         Class Z ..........................................................................        219,666,981        172,221,468
         Class A ..........................................................................        316,804,502        114,571,705
         Class B ..........................................................................         (4,572,363)        (2,408,287)
         Class C ..........................................................................         89,317,402         48,918,181
                                                                                              ------------------------------------
   Total capital share transactions .......................................................        621,216,522        333,303,067
                                                                                              ------------------------------------

   Redemption fees ........................................................................             17,800              7,653
                                                                                              ------------------------------------
            Net increase (decrease) in net assets .........................................        598,020,003        841,524,062
Net assets:
   Beginning of year ......................................................................      5,689,539,170      4,848,015,108
                                                                                              ------------------------------------
   End of year ............................................................................   $  6,287,559,173   $  5,689,539,170
                                                                                              ====================================
Undistributed net investment income (distributions in excess of net investment income)
  included in net assets:
   End of year ............................................................................   $      2,003,039   $     (4,982,471)
                                                                                              ====================================


34 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund Inc. (Series Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Qualified Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                              Annual Report | 35

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


36 | Annual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                                                              Annual Report | 37

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


38 | Annual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short,are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                                                              Annual Report | 39

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Funds' organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2007, there were 1.00 billion shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                          ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                        2007                              2006
                                          ------------------------------------------------------------------
                                              SHARES            AMOUNT           SHARES          AMOUNT
                                          ------------------------------------------------------------------
CLASS Z SHARES:
   Shares sold ........................       11,498,413   $   269,849,858       8,512,548   $  181,803,162
   Shares issued in reinvestment of
     distributions ....................       16,420,954       360,016,285      13,636,748      293,498,827
   Shares redeemed ....................      (17,456,173)     (410,199,162)    (14,219,750)    (303,080,521)
                                          ------------------------------------------------------------------
   Net increase (decrease) ............       10,463,194   $   219,666,981       7,929,546   $  172,221,468
                                          ==================================================================
CLASS A SHARES:
   Shares sold ........................       19,622,769   $   459,150,297      10,807,154   $  229,222,653
   Shares issued in reinvestment of
     distributions ....................        4,576,592        99,690,375       3,087,615       66,093,819
   Shares redeemed ....................      (10,374,895)     (242,036,170)     (8,554,219)    (180,744,767)
                                          ------------------------------------------------------------------
   Net increase (decrease) ............       13,824,466   $   316,804,502       5,340,550   $  114,571,705
                                          ==================================================================


40 | Annual Report

Mutual Qualified Fund

2. CAPITAL STOCK (CONTINUED)

                                             -----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                         2007                           2006
                                             -----------------------------------------------------------
                                               SHARES           AMOUNT        SHARES          AMOUNT
                                             -----------------------------------------------------------
CLASS B SHARES:
   Shares sold ...........................      180,171    $    4,119,296      159,945    $   3,278,231
   Shares issued in reinvestment of
     distributions .......................      237,389         5,061,976      219,353        4,592,968
   Shares redeemed .......................     (602,357)      (13,753,635)    (496,487)     (10,279,486)
                                             -----------------------------------------------------------
   Net increase (decrease) ...............     (184,797)   $   (4,572,363)    (117,189)   $  (2,408,287)
                                             ===========================================================
CLASS C SHARES:
   Shares sold ...........................    5,112,901    $  118,074,250    3,442,336    $  72,454,321
   Shares issued in reinvestment of
     distributions .......................    1,634,857        35,274,002    1,177,478       24,986,482
   Shares redeemed .......................   (2,772,446)      (64,030,850)  (2,320,964)     (48,522,622)
                                             -----------------------------------------------------------
   Net increase (decrease) ...............    3,975,312    $   89,317,402    2,298,850    $  48,918,181
                                             ===========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
--------------------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                   Investment manager
Franklin Templeton Investment Management Limited (FTIML)          Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE             NET ASSETS
--------------------------------------------------------------------------------
     0.600%                     Up to and including $5 billion
     0.570%                     Over $5 billion, up to and including $7 billion
     0.550%                     Over $7 billion, up to and including $10 billion
     0.540%                     In excess of $10 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.


                                                              Annual Report | 41

Mutual Qualified Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
        0.150%             Up to and including $200 million
        0.135%             Over $200 million, up to and including $700 million
        0.100%             Over $700 million, up to and including $1.2 billion
        0.075%             In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ............................................................       0.35%
Class B ............................................................       1.00%
Class C ............................................................       1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
  unaffiliated broker/dealers ......................................   $943,383
Contingent deferred sales charges retained .........................   $ 92,314

E. TRANSFER AGENT FEES

For the year ended December 31, 2007, the Fund paid transfer agent fees of $5,244,945, of which $3,189,017 was retained by Investor Services.


42 | Annual Report

Mutual Qualified Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $544,932.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

                                                     ---------------------------
                                                          2007          2006
                                                     ---------------------------
Distributions paid from:
   Ordinary income ..............................    $ 180,623,450  $101,907,924
   Long term capital gain .......................      350,074,818   308,657,775
                                                     ---------------------------
                                                     $ 530,698,268  $410,565,699
                                                     ===========================

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..........................................   $4,342,497,729
                                                                 ===============

Unrealized appreciation ......................................   $2,182,271,962
Unrealized depreciation ......................................     (236,917,947)
                                                                 ---------------
Net unrealized appreciation (depreciation) ...................   $1,945,354,015
                                                                 ===============

Undistributed ordinary income ................................   $   12,782,493
Undistributed long term capital gains ........................       10,528,870
                                                                 ---------------
Distributable earnings .......................................   $   23,311,363
                                                                 ===============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through equity income, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income, bond discounts and premiums, and ceratin dividends on securities sold short.


                                                              Annual Report | 43

Mutual Qualified Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2007, aggregated $1,466,258,247 and $1,785,097,903, respectively.

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

                                                    -----------------------------------------------------------
                                                      CONTRACT     SETTLEMENT     UNREALIZED       UNREALIZED
                                                       AMOUNT         DATE           GAIN             LOSS
                                                    -----------------------------------------------------------
  CONTRACTS TO BUY
        20,461,740   Norwegian Krone ............   $  3,700,000     2/19/08    $     60,027   $            --
 CONTRACTS TO SELL
       115,915,333   Great Britian Pound ........    233,888,193     1/10/08       3,637,256                --
         6,800,000   Great Britian Pound ........     13,476,648     1/10/08              --           (30,617)
       127,336,407   Euro .......................    176,274,955     1/14/08              --        (9,602,439)
       245,866,547   Swedish Krona ..............     38,517,306     1/15/08         484,698                --
        37,509,430   Singapore Dollar ...........     25,252,084     1/24/08              --          (818,399)
        51,324,491   Euro .......................     74,952,902     2/13/08           4,113                --
        76,452,418   Euro .......................    106,192,409     2/13/08              --        (5,450,511)
       672,000,000   Norwegian Krone ............    124,026,991     2/19/08         541,011                --
       395,245,359   Norwegian Krone ............     72,194,593     2/19/08              --          (435,259)
        77,100,000   Euro .......................    114,301,877     2/25/08       1,705,510                --
       113,792,932   Swiss Franc ................    101,819,391     3/07/08       1,008,841                --
       105,461,353   Great Britian Pound ........    213,368,664     3/10/08       4,220,800                --
        52,155,944   Euro .......................     77,200,481     3/13/08       1,031,295                --
        78,631,558   Euro .......................    109,854,901     3/13/08              --        (4,979,598)
     8,914,308,914   Japanese Yen ...............     79,327,623     3/19/08              --        (1,301,970)
         1,936,100   Canadian Dollar ............      2,096,231     3/26/08         146,296                --
        31,811,871   Canadian Dollar ............     31,824,601     3/26/08              --          (214,594)
   141,685,647,420   South Korean Won ...........    155,242,000     3/27/08       3,096,338                --
     5,520,925,000   South Korean Won ...........      5,900,000     3/27/08              --           (28,510)
        86,067,033   Euro .......................    121,512,280     4/24/08              --        (4,162,926)
         8,200,000   Euro .......................     12,198,033     5/19/08         225,948                --
        97,508,240   Euro .......................    138,872,880     5/19/08              --        (3,490,166)
        89,532,375   Euro .......................    131,961,395     5/28/08       1,249,352                --
                                                                                -------------------------------
          UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS .............      17,411,485       (30,514,989)
                                                                                -------------------------------
                    NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS ......                   $   (13,103,504)
                                                                                               ================


44 | Annual Report

Mutual Qualified Fund

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2007, the aggregate value of these securities was $10,075,330, representing 0.16% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                         ACQUISITION
CONTRACTS          ISSUER                                                    DATES             COST         VALUE
----------------------------------------------------------------------------------------------------------------------
     387,649       AboveNet Inc. .................................   10/02/01 - 12/12/07   $19,435,249   $ 19,382,450
         510       AboveNet Inc., stock grants, grant price
                     $20.95, expiration date 9/09/13 .............     4/17/06 - 9/08/06            --         21,140
      13,684       AboveNet Inc., wts., 9/08/08 ..................    10/02/01 - 9/07/07     1,564,801        645,885
      16,099       AboveNet Inc., wts., 9/08/10 ..................    10/02/01 - 9/07/07     1,681,196        703,204
   6,600,000       Cerberus CG Investor I LLC ....................         7/26/07           6,600,000      5,557,045


                                                              Annual Report | 45

Mutual Qualified Fund

9. RESTRICTED SECURITIES (CONTINUED)

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                        ACQUISITION
CONTRACTS          ISSUER                                                   DATES              COST          VALUE
----------------------------------------------------------------------------------------------------------------------
  6,600,000        Cerberus CG Investor I LLC, 12.00%,
                     7/31/14 .....................................         7/26/07         $  6,600,000   $  5,557,045
  6,600,000        Cerberus CG Investor II LLC ...................         7/26/07            6,600,000      5,557,045
  6,600,000        Cerberus CG Investor II LLC, 12.00%,
                     7/31/14 .....................................         7/26/07            6,600,000      5,557,045
  3,300,000        Cerberus CG Investor III LLC ..................         7/26/07            3,300,000      2,778,523
  3,300,000        Cerberus CG Investor III LLC, 12.00%,
                     7/31/14 .....................................         7/26/07            3,300,000      2,778,523
  4,648,194        Cerberus FIM Investors Auto Finance
                     LLC .........................................        11/20/06            4,648,194      2,493,900
    387,180        Cerberus FIM Investors Commercial
                     Finance LLC .................................        11/20/06              387,181        207,734
  1,161,542        Cerberus FIM Investors Commercial
                     Finance LLC, 12.00%, 11/22/13 ...............        11/20/06            1,161,542        623,203
    725,710        Cerberus FIM Investors Commercial
                     Mortgage LLC ................................        11/20/06              725,710        389,366
  2,177,131        Cerberus FIM Investors Commercial
                     Mortgage LLC, 12.00%, 11/22/13 ..............        11/20/06            2,177,131      1,168,098
 13,935,097        Cerberus FIM Investors I Auto Finance
                     LLC, 12.00%, 11/22/13 .......................        11/20/06           13,935,097      7,476,610
  3,549,493        Cerberus FIM Investors Insurance
                     LLC .........................................        11/20/06            3,549,493      1,904,413
 10,648,479        Cerberus FIM Investors Insurance,
                     12.00%, 11/22/13 ............................        11/21/06           10,648,479      5,713,238
  6,608,423        Cerberus FIM Investors Rescap LLC .............        11/20/06            6,608,422      3,545,623
 19,825,266        Cerberus FIM Investors Rescap LLC,
                     12.00%, 11/22/13 ............................        11/20/06           19,825,267     10,636,868
     48,807        Dana Holding Corp., 4.00%, cvt., pfd.,
                     B ...........................................        12/27/07            4,880,700      4,880,700
  1,008,199        DecisionOne Corp. .............................   3/12/99 - 7/18/00          700,978             --
  1,246,268        DecisionOne Corp., 12.00%, 4/15/10 ............   3/12/99 - 10/17/07       2,328,805      1,246,268
    232,502        DecisionOne Corp., FRN, 10.00%,
                     5/12/09 .....................................         7/09/07              232,502        232,502
    553,576        DecisionOne Corp., wts., 6/08/17 ..............         7/09/07                   --             --
     11,496        Elephant Capital Holdings Ltd. ................   8/29/03 - 3/22/07          409,627      7,571,181
  3,087,162        Esmark Inc. ...................................         7/28/06           57,180,518     39,259,439
    659,105        First Chicago Bancorp .........................        11/16/06            9,227,470      9,227,470
  2,814,856        Imagine Group Holdings Ltd. ...................         8/31/04           28,828,348     32,201,953
  1,982,308        International Automotive Components
                     Group Brazil LLC ............................   4/13/06 - 8/21/06        1,186,317     13,769,369
    307,801        International Automotive Components
                     Group Japan LLC .............................   9/26/06 - 3/27/07        2,674,756      2,760,176
  8,425,843        International Automotive Components
                     Group LLC ...................................   1/12/06 -10/16/06        8,429,977      8,938,977


46 | Annual Report

Mutual Qualified Fund

9. RESTRICTED SECURITIES (CONTINUED)

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                        ACQUISITION
CONTRACTS          ISSUER                                                   DATES             COST           VALUE
----------------------------------------------------------------------------------------------------------------------
  5,182,488        International Automotive Components
                     Group NA LLC ................................   3/03/07 - 10/10/07   $   5,176,082   $  7,125,921
  1,560,200        International Automotive Components
                     Group NA LLC, 9.00%, 4/01/17 ................        3/30/07             1,583,603      1,560,200
  1,444,624        Kindred Healthcare Inc. .......................   4/28/99 - 3/29/06       13,176,151     34,282,372
                   Kindred Healthcare Inc., stock grants:
      5,072          grant price $18.15, expiration date
                       7/17/11 ...................................   7/17/02 - 7/17/05               --         28,307
      1,523          grant price $19.87, expiration date
                       1/01/12 ...................................   1/01/03 - 1/01/06               --          5,880
      1,514          grant price $6.94, expiration date
                       1/01/13 ...................................   1/01/04 - 1/03/07               --         25,422
      1,129          grant price $19.87, expiration date
                       1/01/14 ...................................   1/01/05 - 1/03/07               --          4,359
        627          grant price $21.33, expiration date
                       1/10/15 ...................................   1/06/06 - 1/09/07               --          1,505
        313          grant price $22.08, expiration date
                       1/10/16 ...................................        1/09/07                    --            517
 25,130,149        Motor Coach Industries International
                     Inc., FRN, 18.081%, 12/01/08 ................   5/27/04 - 8/31/07       25,130,149     24,878,847
          5        Motor Coach Industries International
                     Inc., wts., 5/27/09 .........................        3/30/07                    --             --
     53,490        NCB Warrant Holdings Ltd., A ..................       12/16/05                    --      3,173,660
     97,300        Olympus Re Holdings Ltd. ......................       12/19/01             9,730,000        318,677
    249,750 a      Owens Corning Inc., exercise price
                     $37.50, expiration date 1/02/08,
                     shares ......................................       12/20/06                26,137         12,487
     92,938        PTV Inc., 10.00%, pfd., A .....................   12/07/01 - 3/06/02         278,814        111,526
  3,434,760        Symetra Financial .............................   7/27/04 - 10/26/07      39,480,000     55,024,855
                                                                                                          ------------
                   TOTAL RESTRICTED SECURITIES (5.24% of Net Assets) ..................................   $329,339,528
                                                                                                          ============

a The Fund also invests in unrestricted securities of the issuer, valued at $6,977,214 as of December 31, 2007.

10. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2007, the Fund had aggregate unfunded capital commitments to investments of $6,590,000.


                                                              Annual Report | 47

Mutual Qualified Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2007, were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                        NUMBER OF                             NUMBER OF
                                     SHARES/WARRANTS/                      SHARES/WARRANTS/
                                     PRINCIPAL AMOUNT                      PRINCIPAL AMOUNT   VALUE AT                  REALIZED
                                    HELD AT BEGINNING   GROSS     GROSS       HELD AT END      END OF      INVESTMENT    CAPITAL
NAME OF ISSUER                           OF YEAR      ADDITIONS REDUCTIONS      OF YEAR         YEAR         INCOME    GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
DecisionOne Corp. .................         1,008,199        --         --        1,008,199 $         --   $       -- $         --
DecisionOne Corp., 12.00%,
  4/15/10 .........................         1,173,501    72,767         --        1,246,268    1,246,268      144,779           --
DecisionOne Corp., FRN, 9.50%,
  5/12/09 .........................                --   232,502         --          232,502      232,502       11,894           --
DecisionOne Corp., wts., 6/08/17 ..                --   553,576         --          553,576           --           --           --
Elephant Capital Holdings Ltd. ....            11,087       409         --           11,496    7,571,181           --           --
Esmark Inc. .......................             6,143 3,081,019         --        3,087,162   39,259,439      147,430           --
Esmark Inc., 8.00%, cvt. pfd., A ..            22,360        --     22,360               --           --    1,380,806      283,048
First Chicago Bancorp .............           659,105        --         --          659,105    9,227,470           --           --
Generale de Sante .................         3,146,068        --  3,146,068               --           --           --   81,509,152
Imagine Group Holdings Ltd. .......         2,814,856        --         --        2,814,856   32,201,953           --           --
Imperial Capital Bancorp Inc. .....           445,796        --         --          445,796    8,158,067      285,309           --
Insun ENT Co. Ltd. ................           687,953 1,003,342    242,349        1,448,946           -- a         --    2,018,324
State National Bancshares Inc. ....         1,375,000        --  1,375,000               --           --           --   30,937,500
White River Capital Inc. ..........           549,751        --         --          549,751    9,583,534           --           --
                                                                                            ---------------------------------------
   TOTAL AFFILIATED SECURITIES (1.71% of Net Assets) ...................................... $107,480,414   $1,970,218 $114,748,024
                                                                                            =======================================

a As of December 31, 2007, no longer an affiliate.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.


48 | Annual Report

Mutual Qualified Fund

13. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

14. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 49

Mutual Qualified Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL QUALIFIED FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Qualified Fund (one of the Funds constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Qualified Fund of the Franklin Mutual Series Fund Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2008


50 | Annual Report

Mutual Qualified Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $346,372,730 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $129,341,669 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $11,333,642 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 41.95% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.


                                                              Annual Report | 51

Mutual Qualified Fund
BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION   TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)      Director   Since 1987    7                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.
----------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)              Director   Since 1994    7                         SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                      Allied Capital Corporation
101 John F. Kennedy Parkway                                                            (financial services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
----------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)          Director   Since 2002    14                        Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC                                                      Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway                                                            Fiduciary International Ireland Limited.
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.
----------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)          Director   Since 1974    7                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
----------------------------------------------------------------------------------------------------------------------------------


52 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION   TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)              Director   Since 1998    14                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
----------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)                 Director and   Director since     34               El Oro and Exploration Co., p.l.c.
c/o Franklin Mutual Advisers, LLC     Chairman       1991 and                            (investments) and ARC Wireless
101 John F. Kennedy Parkway           of the Board   Chairman of the                     Solutions, Inc. (wireless components
Short Hills, NJ 07078-2789                           Board since 2005                    and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION       TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)           Director       Since April 2007   92                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
**PETER A. LANGERMAN (1955)           Director,      Director since     7                         None
c/o Franklin Mutual Advisers, LLC     President      April 2007 and
101 John F. Kennedy Parkway           and Chief      President and
Short Hills, NJ 07078-2702            Executive      Chief Executive
                                      Officer -      Officer -
                                      Investment     Investment
                                      Management     Management
                                                     since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of
Investment.
----------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)        Vice President  Since 2005        Not Applicable            Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 53

----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)                 Chief            Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway                  Compliance       Officer since 2004
San Mateo, CA 94403-1906              Officer and      and Vice President
                                      Vice President   - AML Compliance
                                      - AML            since 2006
                                      Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
----------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)              Senior Vice      Since 2005           Not Applicable            Not Applicable
101 John F. Kennedy Parkway           President
Short Hills, NJ 07078-2789            and Chief
                                      Investment
                                      Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)               Senior Vice      Since 2002           Not Applicable            Not Applicable
500 East Broward Blvd.                President
Suite 2100                            and Chief
Fort Lauderdale, FL 33394-3091        Executive
                                      Officer -
                                      Finance and
                                      Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)                 Secretary        Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)              Treasurer        Since 2005           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
----------------------------------------------------------------------------------------------------------------------------------


54 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                  Vice President   Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)                Chief Financial  Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.                Officer and
Suite 2100                            Chief
Fort Lauderdale, FL 33394-3091        Accounting
                                      Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 2: Prior to December 31, 2007, William J. Lippman, Leonard Rubin and Anne
M. Tatlock ceased to be directors of the Fund.

THE FUND'S BOARD HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 55

Mutual Qualified Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


56 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund 2
Franklin Small Cap Growth Fund II 3
Franklin Small-Mid Cap Growth Fund

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified
Fund Mutual Recovery Fund 4
Mutual Shares Fund

BLEND
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME
Franklin Adjustable U.S. Government
   Securities Fund 5
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME 6
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 8
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
   Products Trust 9

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

3. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


12/07                                              Not part of the annual report

   [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL QUALIFIED FUND

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

475 A2007 02/08



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    DECEMBER 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER                 VALUE
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                    MUTUAL SHARES FUND
                                                    Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO(R)]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                               Thank You For Your Continued Participation

                               At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE          Mutual Series is part of Franklin Templeton
                               Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities.
                               Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION           Because these management groups work
                               independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      Franklin Templeton Investments seeks to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Mutual Shares Fund ........................................................    5

Performance Summary .......................................................   12

Your Fund's Expenses ......................................................   17

Financial Highlights and Statement of Investments .........................   19

Financial Statements ......................................................   35

Notes to Financial Statements .............................................   39

Report of Independent Registered Public Accounting Firm ...................   55

Tax Designation ...........................................................   56

Board Members and Officers ................................................   57

Shareholder Information ...................................................   61

--------------------------------------------------------------------------------

Shareholder Letter

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

---------------------------------
CLASS Z                  12/31/07
---------------------------------
1-Year                     +3.30%
---------------------------------
5-Year                    +14.25%
---------------------------------
10-Year                    +9.26%
---------------------------------

Dear Shareholder:

The past year was a turbulent time for equities both in the U.S. and in many international markets. Several developments contributed to this volatility, including (1) credit problems centered around subprime mortgage lending; (2) declining home values in the U.S.; (3) a nearly complete evaporation of the corporate leveraged lending that fueled the leveraged buyout boom of the past several years; (4) a sharp increase in oil, agricultural and certain mining commodity prices; and (5) a sharp decline in the value of the U.S. dollar relative to most other currencies. For the year ended December 31, 2007, the Standard & Poor's (S&P) 500 Index rose 5.49% while the Morgan Stanley Capital International (MSCI) World Index gained 9.57%. 1 However, indicative of the impact of the developments noted here, the S&P 500 Financials Index declined 18.63%, the S&P Homebuilders Select Industry Index declined 48.39% and the S&P GSSI Natural Resources Index appreciated 34.44% during the year. 2 By comparison, Mutual Shares Fund - Class Z gained 3.30% over this period.

1. Source: Standard & Poor's Micropal. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

2. Source: Standard & Poor's Micropal. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The S&P Homebuilders Select Industry Index is an equal-weighted index that draws its constituents from the GICS (Global Industry Classification Standards) Homebuilding sub-industry. The S&P GSSI Natural Resources Index is a modified cap-weighted index designed to measure equity performance in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

--------------------------------------------------------------------------------

eDELIVERY DETAILS

LOG IN AT FRANKLINTEMPLETON.COM AND CLICK ON EDELIVERY. SHAREHOLDERS WHO ARE REGISTERED AT FRANKLINTEMPLETON.COM CAN RECEIVE THESE REPORTS VIA EMAIL. NOT ALL ACCOUNTS ARE ELIGIBLE FOR EDELIVERY.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                               Not part of the annual report | 1

The markets in 2007 were particularly challenging for us as value-driven, bottom-up stock pickers in a year when a thematic approach to investing based on macroeconomic factors would likely have enhanced performance. Value investors are always faced with the task of buying and owning companies when they are out of favor, whether for company-specific reasons or because of a perception of macroeconomic fundamentals. It is these very headwinds that create opportunities to buy well-managed companies with strong industry positions at valuations that can reward investors over the long term.

Despite the challenges, a number of positive factors contributed to Fund performance this year. Many of our international holdings made strong gains, particularly among the tobacco, energy and industrial companies we owned. Fund shareholders also benefited from the fact that our international holdings were less than fully hedged back into U.S. dollars, reflecting our cautious view regarding the dollar. Investments in merger arbitrage situations were also generally profitable, particularly as we took advantage in late summer of concerns that deals would fall apart because of "buyer's remorse" or unavailability of financing.

In the U.S., our focus over the past several years on larger capitalization companies with strong balance sheets and leading industry positions benefited our shareholders. For example, investments in Microsoft, Altria and Verizon Communications, all part of the large-cap Dow Jones Industrial Average, generated solid returns in 2007. 3 As we have discussed in previous reports, the multi-year outperformance of small- and mid-capitalization stocks going into 2007 resulted in attractive valuations among their mega-cap counterparts. At period-end, we continued to see real value in a number of these companies.

The Fund's exposure to the financial sector negatively impacted Fund performance during the year. While we had limited direct exposure to the subprime mortgage originators, the spreading contagion of the credit crisis hurt valuations of most financial institutions, including some well-capitalized domestic and European banks owned by the Fund. We were disappointed by the breakdown in risk management processes at some of the largest U.S. financial institutions and have adjusted certain positions accordingly. Nevertheless, we believe the markets have overly penalized many stocks in the sector and accordingly have added selectively to certain holdings.

3. Mutual Shares Fund's holdings are based on total net assets as of 12/31/07:
Microsoft Corp.: 1.5%; Altria Group Inc.: 1.5%; and Verizon Communications Inc.:
0.9%.


2 | Not part of the annual report

Another difficult area for us in the latter half of the year was what we would term "event-driven" stocks. These are investments we believe are attractively valued and where we see an identifiable catalyst to unlock the value. While each investment is different, a few issues dominated the second half of 2007. One key driver was the abrupt absence of private equity buyers for companies (or divisions of companies) that were potential sale targets. Virgin Media, the U.K. cable company, was one example. Another key element was direct or indirect exposure to the residential construction or financial industries, where the catalyst was overwhelmed by the economic headwinds facing the company. Temple-Inland, which sold its timber assets and split into three companies including a packaging company, a savings bank and a real estate developer in 2007, exemplified this risk. Finally, we believe many event-driven investments were held in common with some of the hedge funds that faced pressure to sell in the latter half of 2007. Again, while somewhat painful in the short term, "technical" pressures often give us a chance to take advantage of temporary market dislocations to increase ownership in attractively valued companies.

Fear and volatility can breed opportunity for patient investors. We believe the extended credit crisis has created a number of such opportunities. We have no crystal ball telling us precisely when the U.S. housing market will turn positive or where oil prices will be a year from now. However, we believe that if we stick to our discipline of buying good businesses at cheap valuations, we should reach our goal of limiting our downside risk while generating consistent returns over the long term.

In the enclosed annual report for Mutual Shares Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.


                                               Not part of the annual report | 3

As always, we thank you for your trust and support and extend our best wishes for a happy, healthy and prosperous 2008.

Sincerely,

/s/ Peter A. Langerman

Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

/s/ Michael J. Embler

Michael J. Embler
Senior Vice President and Chief Investment Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2007. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Not part of the annual report

Annual Report

Mutual Shares Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: MUTUAL SHARES FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS A SECONDARY GOAL, BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES THE FUND'S MANAGERS BELIEVE ARE AT PRICES BELOW THEIR INTRINSIC VALUE. THE FUND MAY INVEST UP TO 35% OF ITS ASSETS IN FOREIGN SECURITIES.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Mutual Shares Fund covers the fiscal year ended December 31, 2007.

PERFORMANCE OVERVIEW

Mutual Shares Fund - Class Z posted a cumulative total return of +3.30% for the 12 months ended December 31, 2007. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +5.49% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 12.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended December 31, 2007, the U.S. economy advanced at a moderate but uneven pace. After slow first quarter growth, gross domestic product (GDP) advanced solidly in the second quarter, supported by federal defense spending, accelerating exports and declining imports, and greater business spending. In the third quarter, growth accelerated despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. The housing downturn affected the overall economy by fourth quarter 2007 when GDP growth decelerated as credit conditions worsened and consumer spending slowed.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 24.


                                                               Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                            57.8%
U.K.                                             7.8%
Germany                                          5.2%
France                                           5.1%
Netherlands                                      2.3%
Switzerland                                      2.1%
Norway                                           1.8%
Spain                                            1.8%
Denmark                                          1.4%
Belgium                                          1.4%
Japan                                            1.3%
Italy                                            1.0%
Other                                            3.2%
Short-Term Investments & Other Net Assets        7.8%

Consumer confidence declined through period-end largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Oil prices were volatile and established a new record high in November, nearing $99 per barrel. For the 12 months ended December 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate. 2

Facing the prospect of slower economic growth, the Federal Reserve Board lowered the federal funds target rate to 4.25% from 5.25% during the period. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.71% at the beginning of the period to 4.04% on December 31, 2007.

The global economy remained resilient despite elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current global expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. Initially centered on the U.S. subprime mortgage market, they spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions, helped boost merger and acquisition activity in the first half of 2007, and was an important driver of equity performance. A second-half tightening of liquidity led to slower deal activity and weighed on market performance. However, in 2007, global merger and acquisition activity still reached record levels.

To alleviate the credit crunch and restore investor confidence, the world's major central banks infused capital into the system. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile. For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity

2. Source: Bureau of Labor Statistics.


6 | Annual Report
returns more than tripled those in developed markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S. -based investors holding stocks denominated in these currencies.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous for our shareholders.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Tobacco                                                                     8.8%
--------------------------------------------------------------------------------
Insurance                                                                   8.3%
--------------------------------------------------------------------------------
Media                                                                       7.5%
--------------------------------------------------------------------------------
Commercial Banks                                                            5.6%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    4.1%
--------------------------------------------------------------------------------
Paper & Forest Products                                                     3.9%
--------------------------------------------------------------------------------
Food Products                                                               3.7%
--------------------------------------------------------------------------------
Food & Staples Retailing                                                    3.6%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             2.7%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            2.3%
--------------------------------------------------------------------------------


                                                               Annual Report | 7

TOP 10 HOLDINGS
12/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                              3.2%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
British American Tobacco PLC, ord. & ADR                                    1.9%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
Orkla ASA                                                                   1.9%
   INDUSTRIAL CONGLOMERATES, NORWAY
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                            1.8%
   PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
U.S. Bancorp                                                                1.8%
   COMMERCIAL BANKS, U.S.
--------------------------------------------------------------------------------
News Corp., A                                                               1.7%
   MEDIA, U.S.
--------------------------------------------------------------------------------
Altria Group Inc.                                                           1.5%
   TOBACCO, U.S.
--------------------------------------------------------------------------------
Microsoft Corp.                                                             1.5%
   SOFTWARE, U.S.
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                        1.5%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Imperial Tobacco Group PLC                                                  1.5%
   TOBACCO, U.K.
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

During the year under review, the largest contributor to Fund performance was our equity portfolio, most notably some of our long-term holdings. Three investments that performed well during 2007 were Orkla, Berkshire Hathaway and British American Tobacco (BAT).

Orkla is one of Norway's largest conglomerates with operations in several industries including consumer goods, and metals and minerals. In 2007, Orkla was again among the top performing stocks, advancing 52% in local currency terms. Orkla shares performed well after the company reported strong operational performance, and its management pursued two transactions that we believed could create value. Orkla increased its stake in the solar energy solution company Renewable Energy Corp. (REC) from 27.5% to 40.0% in February 2007, at a discount of over 25% to REC's market price at the time. As REC's stock appreciated more than 142% in local currency during the reporting period, Orkla's ownership in REC benefited its own share price. Orkla also merged its aluminum profile business, Sapa, with Alcoa's aluminum extrusion business.

Berkshire Hathaway stock appreciated 29% as the company benefited from a lack of catastrophe losses in 2007, resulting in large insurance company profits after higher-than-average losses in 2004 and 2005 resulted in a favorable pricing environment for U.S. property insurers. Within Berkshire's non-insurance operations, the company benefited from an improving contribution from its utility business, Mid-American Energy. Most significantly for its share price value, Berkshire's cash stockpile of almost $40 billion, along with CEO Warren Buffett's willingness to wait until a bargain emerged before deploying this capital, positioned the company as a safe haven for investors who perceived 2007's subprime mortgage crisis as an investment opportunity rather than a threat. By the end of 2007 Berkshire management had successfully kept its capital mostly in reserve, for use in executing timely future transactions when the investment climate is right.

Shares of U.K. -based BAT benefited from strong operations as well as tobacco's traditional role as a defensive stock, and advanced 43% in local currency for the year under review. Operationally, we believe BAT has a strong business model. During 2007, the company's topline growth was driven by increased volume and product mix improvement. As measured by volume and sales, BAT has a leadership position in the growing emerging markets, where cigarette consumption is increasing. Furthermore, BAT was able to grow its market share by refreshing all of its main brands, updating its packaging, and launching a variety of new products. BAT also continued to strengthen its distribution


8 | Annual Report
channels, further contributing to its market-share gains. In Europe, cigarette pricing remained strong in 2007. At period-end, we continued to hold BAT because we believe two positive catalysts could materialize. First, BAT has indicated that a new cost-cutting program will be announced in 2008's first quarter, upon completion of its most recent five-year plan. The program's scale is expected to be significant. Second, we see potential for further corporate activity or share buybacks given BAT's balance sheet strength.

Although many of our investments appreciated during the year, some of the Fund's holdings underperformed. Three positions that declined in value included financial services conglomerate Citigroup; Belgium-based Fortis, whose operations are focused in banking, insurance and investment management; and Home Depot, the world's largest home improvement chain.

Shares of Citigroup declined 44% in 2007 due largely to illiquidity in the credit markets that forced the company to take meaningful mark-to-market losses on leveraged loans and securitized products remaining on the company's balance sheet. Further pressuring the company's stock price were concerns about certain off-balance sheet exposures, lower capital levels stemming from write-downs, the lingering possibility of a dividend cut, and uncertainty surrounding Citigroup's leadership.

Fortis declined 30% in local currency as the company raised a significant amount of capital to fund its acquisition of ABN Amro's Dutch retail banking, asset management and private banking units. Fortis was part of a consortium with Royal Bank of Scotland and Banco Santander, which together acquired these businesses and by year-end had completed the largest bank acquisition in European history. Fortis' stock price also came under pressure after the company announced weak third quarter 2007 operating results for its banking and insurance businesses.

Home Depot shares declined 31% in 2007 as the company lowered earnings guidance due to a weak housing market. In addition, the buyout purchase price for HD Supply, the company's professional services division, was negotiated downward by three private equity firms after credit markets tightened substantially.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2007, the Fund benefited to the extent it was not fully hedged.


                                                               Annual Report | 9

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                 /s/ Peter A. Langerman

                                Peter A. Langerman
                                Co-Portfolio Manager

[PHOTO OMITTED]                 /s/ F. David Segal

                                F. David Segal, CFA
                                Co-Portfolio Manager

[PHOTO OMITTED]                 /s/ Debbie A. Turner

                                Debbie A. Turner, CFA
                                Assistant Portfolio Manager

                                Mutual Shares Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


10 | Annual Report

--------------------------------------------------------------------------------

PETER LANGERMAN has been a portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund's former manager.

F. DAVID SEGAL has been a portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

DEBBIE TURNER has been an assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund's former manager.
--------------------------------------------------------------------------------


                                                              Annual Report | 11

Performance Summary as of 12/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS Z (SYMBOL: MUTHX)                                         CHANGE          12/31/07         12/31/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.75            $25.33           $26.08
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
----------------------------------------------------------------------------------------------------------
Dividend Income                                 $0.7502
----------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                         $0.0273
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.8426
----------------------------------------------------------------------------------------------------------
  TOTAL                                         $1.6201
----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TESIX)                                         CHANGE          12/31/07         12/31/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.76            $25.14           $25.90
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
----------------------------------------------------------------------------------------------------------
Dividend Income                                 $0.6676
----------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                         $0.0273
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.8426
----------------------------------------------------------------------------------------------------------
  TOTAL                                         $1.5375
----------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FMUBX)                                         CHANGE          12/31/07         12/31/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.75            $24.60           $25.35
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
----------------------------------------------------------------------------------------------------------
Dividend Income                                 $0.4688
----------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                         $0.0273
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.8426
----------------------------------------------------------------------------------------------------------
  TOTAL                                         $1.3387
----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMTX)                                         CHANGE          12/31/07         12/31/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.77            $24.86           $25.63
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
----------------------------------------------------------------------------------------------------------
Dividend Income                                 $0.4868
----------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                         $0.0273
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.8426
----------------------------------------------------------------------------------------------------------
  TOTAL                                         $1.3567
----------------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: TESRX)                                         CHANGE          12/31/07         12/31/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.77            $25.00           $25.77
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
----------------------------------------------------------------------------------------------------------
Dividend Income                                 $0.6325
----------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                         $0.0273
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                          $0.8426
----------------------------------------------------------------------------------------------------------
  TOTAL                                         $1.5024
----------------------------------------------------------------------------------------------------------


12 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------------
CLASS Z 1                                `                      1-YEAR            5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                        +3.30%           +94.65%           +142.51%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                    +3.30%           +14.25%             +9.26%
----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                  $10,330          $ 19,465           $ 24,251
----------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                0.84%
----------------------------------------------------------------------------------------------------------------
CLASS A 1                                                       1-YEAR            5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                        +2.97%           +91.34%           +134.05%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                    -2.95%           +12.52%             +8.23%
----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                  $ 9,705          $ 18,038           $ 22,057
----------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                1.18%
----------------------------------------------------------------------------------------------------------------
CLASS B 1                                                       1-YEAR            5-YEAR      INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                        +2.25%           +85.17%           +121.47%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                    -1.63%           +12.87%             +9.24%
----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                  $ 9,837          $ 18,317           $ 22,147
----------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                1.84%
----------------------------------------------------------------------------------------------------------------
CLASS C 1                                                       1-YEAR            5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                        +2.30%           +85.21%           +119.46%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                    +1.33%           +13.12%             +8.18%
----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                  $10,133          $ 18,521           $ 21,946
----------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                1.84%
----------------------------------------------------------------------------------------------------------------
CLASS R                                                         1-YEAR            5-YEAR      INCEPTION (1/1/02)
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                        +2.77%           +89.88%            +68.60%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                    +2.77%           +13.68%             +8.41%
----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                  $10,277          $ 18,988           $ 16,860
----------------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses 5                1.34%
----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS Z 1                        12/31/07
-----------------------------------------
1-Year                             +3.30%
-----------------------------------------
5-Year                            +14.25%
-----------------------------------------
10-Year                            +9.26%
-----------------------------------------

CLASS Z (1/1/98-12/31/07) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

          DATE              Mutual Shares Fund             S&P 500 6
------------------------------------------------------------------------------
        1/1/1998                 $10,000                    $10,000
       1/31/1998                 $ 9,930                    $10,111
       2/28/1998                 $10,503                    $10,840
       3/31/1998                 $10,855                    $11,395
       4/30/1998                 $10,817                    $11,510
       5/31/1998                 $10,719                    $11,312
       6/30/1998                 $10,672                    $11,771
       7/31/1998                 $10,385                    $11,646
       8/31/1998                 $ 8,919                    $ 9,962
       9/30/1998                 $ 8,862                    $10,600
      10/31/1998                 $ 9,444                    $11,463
      11/30/1998                 $ 9,950                    $12,157
      12/31/1998                 $10,045                    $12,858
       1/31/1999                 $10,204                    $13,396
       2/28/1999                 $10,070                    $12,979
       3/31/1999                 $10,538                    $13,498
       4/30/1999                 $11,355                    $14,021
       5/31/1999                 $11,412                    $13,690
       6/30/1999                 $11,736                    $14,450
       7/31/1999                 $11,412                    $13,999
       8/31/1999                 $10,972                    $13,929
       9/30/1999                 $10,689                    $13,548
      10/31/1999                 $11,108                    $14,405
      11/30/1999                 $11,317                    $14,698
      12/31/1999                 $11,552                    $15,563
       1/31/2000                 $11,173                    $14,781
       2/29/2000                 $10,715                    $14,502
       3/31/2000                 $11,823                    $15,920
       4/30/2000                 $11,699                    $15,441
       5/31/2000                 $11,846                    $15,124
       6/30/2000                 $11,638                    $15,497
       7/31/2000                 $11,962                    $15,255
       8/31/2000                 $12,568                    $16,203
       9/30/2000                 $12,556                    $15,347
      10/31/2000                 $12,855                    $15,282
      11/30/2000                 $12,452                    $14,078
      12/31/2000                 $13,150                    $14,146
       1/31/2001                 $13,927                    $14,648
       2/28/2001                 $13,934                    $13,313
       3/31/2001                 $13,581                    $12,469
       4/30/2001                 $14,133                    $13,438
       5/31/2001                 $14,625                    $13,528
       6/30/2001                 $14,714                    $13,199
       7/31/2001                 $14,707                    $13,069
       8/31/2001                 $14,372                    $12,251
       9/30/2001                 $13,106                    $11,262
      10/31/2001                 $13,051                    $11,476
      11/30/2001                 $13,599                    $12,357
      12/31/2001                 $13,981                    $12,465
       1/31/2002                 $13,851                    $12,283
       2/28/2002                 $13,916                    $12,046
       3/31/2002                 $14,333                    $12,499
       4/30/2002                 $14,420                    $11,741
       5/31/2002                 $14,427                    $11,655
       6/30/2002                 $13,491                    $10,825
       7/31/2002                 $12,681                    $ 9,981
       8/31/2002                 $12,812                    $10,046
       9/30/2002                 $12,118                    $ 8,955
      10/31/2002                 $12,308                    $ 9,743
      11/30/2002                 $12,556                    $10,316
      12/31/2002                 $12,459                    $ 9,710
       1/31/2003                 $12,355                    $ 9,456
       2/28/2003                 $12,155                    $ 9,314
       3/31/2003                 $12,185                    $ 9,404
       4/30/2003                 $12,903                    $10,179
       5/31/2003                 $13,561                    $10,715
       6/30/2003                 $13,766                    $10,852
       7/31/2003                 $13,848                    $11,043
       8/31/2003                 $14,176                    $11,259
       9/30/2003                 $14,117                    $11,139
      10/31/2003                 $14,639                    $11,769
      11/30/2003                 $15,108                    $11,873
      12/31/2003                 $15,776                    $12,495
       1/31/2004                 $15,904                    $12,725
       2/29/2004                 $16,317                    $12,902
       3/31/2004                 $16,295                    $12,707
       4/30/2004                 $16,024                    $12,508
       5/31/2004                 $16,047                    $12,679
       6/30/2004                 $16,314                    $12,926
       7/31/2004                 $16,065                    $12,498
       8/31/2004                 $16,208                    $12,549
       9/30/2004                 $16,420                    $12,684
      10/31/2004                 $16,616                    $12,878
      11/30/2004                 $17,424                    $13,399
      12/31/2004                 $17,967                    $13,855
       1/31/2005                 $17,616                    $13,518
       2/28/2005                 $18,154                    $13,802
       3/31/2005                 $18,021                    $13,558
       4/30/2005                 $17,850                    $13,300
       5/31/2005                 $18,232                    $13,724
       6/30/2005                 $18,438                    $13,743
       7/31/2005                 $18,915                    $14,254
       8/31/2005                 $18,993                    $14,124
       9/30/2005                 $19,282                    $14,239
      10/31/2005                 $18,899                    $14,001
      11/30/2005                 $19,376                    $14,531
      12/31/2005                 $19,833                    $14,536
       1/31/2006                 $20,330                    $14,921
       2/28/2006                 $20,462                    $14,961
       3/31/2006                 $21,100                    $15,147
       4/30/2006                 $21,249                    $15,351
       5/31/2006                 $20,901                    $14,909
       6/30/2006                 $20,914                    $14,929
       7/31/2006                 $20,981                    $15,021
       8/31/2006                 $21,577                    $15,379
       9/30/2006                 $21,736                    $15,775
      10/31/2006                 $22,517                    $16,289
      11/30/2006                 $22,887                    $16,599
      12/31/2006                 $23,475                    $16,832
       1/31/2007                 $23,997                    $17,086
       2/28/2007                 $23,772                    $16,752
       3/31/2007                 $24,222                    $16,939
       4/30/2007                 $24,978                    $17,690
       5/31/2007                 $25,860                    $18,307
       6/30/2007                 $25,706                    $18,003
       7/31/2007                 $24,569                    $17,445
       8/31/2007                 $24,416                    $17,706
       9/30/2007                 $24,831                    $18,368
      10/31/2007                 $25,363                    $18,661
      11/30/2007                 $24,632                    $17,880
      12/31/2007                 $24,251                    $17,756

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS A 1                        12/31/07
-----------------------------------------
1-Year                             -2.95%
-----------------------------------------
5-Year                            +12.52%
-----------------------------------------
10-Year                            +8.23%
-----------------------------------------

CLASS A (1/1/98-12/31/07) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

          DATE              Mutual Shares Fund             S&P 500 6
------------------------------------------------------------------------------
        1/1/1998                 $ 9,424                    $10,000
       1/31/1998                 $ 9,348                    $10,111
       2/28/1998                 $ 9,889                    $10,840
       3/31/1998                 $10,217                    $11,395
       4/30/1998                 $10,177                    $11,510
       5/31/1998                 $10,080                    $11,312
       6/30/1998                 $10,031                    $11,771
       7/31/1998                 $ 9,758                    $11,646
       8/31/1998                 $ 8,381                    $ 9,962
       9/30/1998                 $ 8,322                    $10,600
      10/31/1998                 $ 8,867                    $11,463
      11/30/1998                 $ 9,340                    $12,157
      12/31/1998                 $ 9,425                    $12,858
       1/31/1999                 $ 9,575                    $13,396
       2/28/1999                 $ 9,444                    $12,979
       3/31/1999                 $ 9,884                    $13,498
       4/30/1999                 $10,643                    $14,021
       5/31/1999                 $10,692                    $13,690
       6/30/1999                 $10,997                    $14,450
       7/31/1999                 $10,687                    $13,999
       8/31/1999                 $10,269                    $13,929
       9/30/1999                 $10,003                    $13,548
      10/31/1999                 $10,392                    $14,405
      11/30/1999                 $10,584                    $14,698
      12/31/1999                 $10,803                    $15,563
       1/31/2000                 $10,443                    $14,781
       2/29/2000                 $10,014                    $14,502
       3/31/2000                 $11,047                    $15,920
       4/30/2000                 $10,925                    $15,441
       5/31/2000                 $11,063                    $15,124
       6/30/2000                 $10,864                    $15,497
       7/31/2000                 $11,162                    $15,255
       8/31/2000                 $11,723                    $16,203
       9/30/2000                 $11,706                    $15,347
      10/31/2000                 $11,987                    $15,282
      11/30/2000                 $11,603                    $14,078
      12/31/2000                 $12,253                    $14,146
       1/31/2001                 $12,973                    $14,648
       2/28/2001                 $12,973                    $13,313
       3/31/2001                 $12,638                    $12,469
       4/30/2001                 $13,154                    $13,438
       5/31/2001                 $13,607                    $13,528
       6/30/2001                 $13,687                    $13,199
       7/31/2001                 $13,681                    $13,069
       8/31/2001                 $13,361                    $12,251
       9/30/2001                 $12,178                    $11,262
      10/31/2001                 $12,127                    $11,476
      11/30/2001                 $12,625                    $12,357
      12/31/2001                 $12,981                    $12,465
       1/31/2002                 $12,860                    $12,283
       2/28/2002                 $12,914                    $12,046
       3/31/2002                 $13,296                    $12,499
       4/30/2002                 $13,369                    $11,741
       5/31/2002                 $13,376                    $11,655
       6/30/2002                 $12,501                    $10,825
       7/31/2002                 $11,752                    $ 9,981
       8/31/2002                 $11,868                    $10,046
       9/30/2002                 $11,228                    $ 8,955
      10/31/2002                 $11,392                    $ 9,743
      11/30/2002                 $11,623                    $10,316
      12/31/2002                 $11,527                    $ 9,710
       1/31/2003                 $11,431                    $ 9,456
       2/28/2003                 $11,239                    $ 9,314
       3/31/2003                 $11,266                    $ 9,404
       4/30/2003                 $11,926                    $10,179
       5/31/2003                 $12,530                    $10,715
       6/30/2003                 $12,711                    $10,852
       7/31/2003                 $12,787                    $11,043
       8/31/2003                 $13,084                    $11,259
       9/30/2003                 $13,022                    $11,139
      10/31/2003                 $13,506                    $11,769
      11/30/2003                 $13,928                    $11,873
      12/31/2003                 $14,545                    $12,495
       1/31/2004                 $14,657                    $12,725
       2/29/2004                 $15,040                    $12,902
       3/31/2004                 $15,012                    $12,707
       4/30/2004                 $14,761                    $12,508
       5/31/2004                 $14,775                    $12,679
       6/30/2004                 $15,018                    $12,926
       7/31/2004                 $14,781                    $12,498
       8/31/2004                 $14,906                    $12,549
       9/30/2004                 $15,102                    $12,684
      10/31/2004                 $15,277                    $12,878
      11/30/2004                 $16,011                    $13,399
      12/31/2004                 $16,508                    $13,855
       1/31/2005                 $16,177                    $13,518
       2/28/2005                 $16,667                    $13,802
       3/31/2005                 $16,537                    $13,558
       4/30/2005                 $16,379                    $13,300
       5/31/2005                 $16,731                    $13,724
       6/30/2005                 $16,910                    $13,743
       7/31/2005                 $17,343                    $14,254
       8/31/2005                 $17,408                    $14,124
       9/30/2005                 $17,675                    $14,239
      10/31/2005                 $17,314                    $14,001
      11/30/2005                 $17,747                    $14,531
      12/31/2005                 $18,156                    $14,536
       1/31/2006                 $18,606                    $14,921
       2/28/2006                 $18,728                    $14,961
       3/31/2006                 $19,300                    $15,147
       4/30/2006                 $19,430                    $15,351
       5/31/2006                 $19,109                    $14,909
       6/30/2006                 $19,116                    $14,929
       7/31/2006                 $19,170                    $15,021
       8/31/2006                 $19,719                    $15,379
       9/30/2006                 $19,858                    $15,775
      10/31/2006                 $20,561                    $16,289
      11/30/2006                 $20,894                    $16,599
      12/31/2006                 $21,420                    $16,832
       1/31/2007                 $21,891                    $17,086
       2/28/2007                 $21,685                    $16,752
       3/31/2007                 $22,081                    $16,939
       4/30/2007                 $22,759                    $17,690
       5/31/2007                 $23,570                    $18,307
       6/30/2007                 $23,415                    $18,003
       7/31/2007                 $22,379                    $17,445
       8/31/2007                 $22,229                    $17,706
       9/30/2007                 $22,602                    $18,368
      10/31/2007                 $23,083                    $18,661
      11/30/2007                 $22,412                    $17,880
      12/31/2007                 $22,057                    $17,756


14 | Annual Report

CLASS B (1/1/99-12/31/07) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

          DATE              Mutual Shares Fund             S&P 500 6
------------------------------------------------------------------------------
        1/1/1999                 $10,000                    $10,000
       1/31/1999                 $10,127                    $10,418
       2/28/1999                 $ 9,978                    $10,094
       3/31/1999                 $10,439                    $10,498
       4/30/1999                 $11,232                    $10,905
       5/31/1999                 $11,283                    $10,647
       6/30/1999                 $11,596                    $11,238
       7/31/1999                 $11,263                    $10,887
       8/31/1999                 $10,815                    $10,833
       9/30/1999                 $10,528                    $10,536
      10/31/1999                 $10,935                    $11,203
      11/30/1999                 $11,127                    $11,431
      12/31/1999                 $11,352                    $12,104
       1/31/2000                 $10,971                    $11,496
       2/29/2000                 $10,511                    $11,278
       3/31/2000                 $11,587                    $12,382
       4/30/2000                 $11,458                    $12,009
       5/31/2000                 $11,593                    $11,763
       6/30/2000                 $11,380                    $12,053
       7/31/2000                 $11,689                    $11,864
       8/31/2000                 $12,270                    $12,601
       9/30/2000                 $12,246                    $11,936
      10/31/2000                 $12,524                    $11,886
      11/30/2000                 $12,125                    $10,949
      12/31/2000                 $12,792                    $11,002
       1/31/2001                 $13,538                    $11,392
       2/28/2001                 $13,531                    $10,354
       3/31/2001                 $13,178                    $ 9,698
       4/30/2001                 $13,708                    $10,451
       5/31/2001                 $14,166                    $10,521
       6/30/2001                 $14,241                    $10,265
       7/31/2001                 $14,227                    $10,164
       8/31/2001                 $13,884                    $ 9,528
       9/30/2001                 $12,657                    $ 8,759
      10/31/2001                 $12,590                    $ 8,926
      11/30/2001                 $13,109                    $ 9,610
      12/31/2001                 $13,465                    $ 9,694
       1/31/2002                 $13,331                    $ 9,553
       2/28/2002                 $13,380                    $ 9,369
       3/31/2002                 $13,768                    $ 9,721
       4/30/2002                 $13,838                    $ 9,132
       5/31/2002                 $13,838                    $ 9,064
       6/30/2002                 $12,929                    $ 8,419
       7/31/2002                 $12,143                    $ 7,763
       8/31/2002                 $12,257                    $ 7,813
       9/30/2002                 $11,585                    $ 6,964
      10/31/2002                 $11,749                    $ 7,577
      11/30/2002                 $11,985                    $ 8,023
      12/31/2002                 $11,876                    $ 7,552
       1/31/2003                 $11,768                    $ 7,354
       2/28/2003                 $11,574                    $ 7,244
       3/31/2003                 $11,588                    $ 7,314
       4/30/2003                 $12,264                    $ 7,917
       5/31/2003                 $12,875                    $ 8,334
       6/30/2003                 $13,059                    $ 8,440
       7/31/2003                 $13,131                    $ 8,589
       8/31/2003                 $13,428                    $ 8,756
       9/30/2003                 $13,355                    $ 8,663
      10/31/2003                 $13,848                    $ 9,153
      11/30/2003                 $14,275                    $ 9,234
      12/31/2003                 $14,894                    $ 9,718
       1/31/2004                 $15,003                    $ 9,897
       2/29/2004                 $15,387                    $10,034
       3/31/2004                 $15,344                    $ 9,883
       4/30/2004                 $15,075                    $ 9,728
       5/31/2004                 $15,082                    $ 9,861
       6/30/2004                 $15,321                    $10,053
       7/31/2004                 $15,073                    $ 9,720
       8/31/2004                 $15,197                    $ 9,759
       9/30/2004                 $15,387                    $ 9,865
      10/31/2004                 $15,554                    $10,016
      11/30/2004                 $16,297                    $10,421
      12/31/2004                 $16,785                    $10,776
       1/31/2005                 $16,449                    $10,513
       2/28/2005                 $16,934                    $10,734
       3/31/2005                 $16,792                    $10,544
       4/30/2005                 $16,628                    $10,344
       5/31/2005                 $16,971                    $10,673
       6/30/2005                 $17,147                    $10,689
       7/31/2005                 $17,573                    $11,086
       8/31/2005                 $17,633                    $10,985
       9/30/2005                 $17,887                    $11,074
      10/31/2005                 $17,513                    $10,889
      11/30/2005                 $17,939                    $11,301
      12/31/2005                 $18,348                    $11,305
       1/31/2006                 $18,788                    $11,604
       2/28/2006                 $18,906                    $11,636
       3/31/2006                 $19,472                    $11,781
       4/30/2006                 $19,590                    $11,939
       5/31/2006                 $19,260                    $11,595
       6/30/2006                 $19,255                    $11,611
       7/31/2006                 $19,303                    $11,683
       8/31/2006                 $19,837                    $11,961
       9/30/2006                 $19,964                    $12,269
      10/31/2006                 $20,665                    $12,669
      11/30/2006                 $20,984                    $12,909
      12/31/2006                 $21,506                    $13,091
       1/31/2007                 $21,979                    $13,289
       2/28/2007                 $21,773                    $13,029
       3/31/2007                 $22,171                    $13,174
       4/30/2007                 $22,852                    $13,758
       5/31/2007                 $23,665                    $14,238
       6/30/2007                 $23,509                    $14,001
       7/31/2007                 $22,470                    $13,567
       8/31/2007                 $22,319                    $13,771
       9/30/2007                 $22,694                    $14,286
      10/31/2007                 $23,178                    $14,513
      11/30/2007                 $22,503                    $13,906
      12/31/2007                 $22,147                    $13,810

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS B 1                        12/31/07
-----------------------------------------
1-Year                             -1.63%
-----------------------------------------
5-Year                            +12.87%
-----------------------------------------
Since Inception (1/1/99)           +9.24%
-----------------------------------------

CLASS C (1/1/98-12/31/07) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

          DATE              Mutual Shares Fund             S&P 500 6
------------------------------------------------------------------------------
        1/1/1998                 $10,000                    $10,000
       1/31/1998                 $ 9,920                    $10,111
       2/28/1998                 $10,487                    $10,840
       3/31/1998                 $10,827                    $11,395
       4/30/1998                 $10,779                    $11,510
       5/31/1998                 $10,671                    $11,312
       6/30/1998                 $10,614                    $11,771
       7/31/1998                 $10,322                    $11,646
       8/31/1998                 $ 8,855                    $ 9,962
       9/30/1998                 $ 8,793                    $10,600
      10/31/1998                 $ 9,363                    $11,463
      11/30/1998                 $ 9,857                    $12,157
      12/31/1998                 $ 9,945                    $12,858
       1/31/1999                 $10,094                    $13,396
       2/28/1999                 $ 9,951                    $12,979
       3/31/1999                 $10,407                    $13,498
       4/30/1999                 $11,201                    $14,021
       5/31/1999                 $11,252                    $13,690
       6/30/1999                 $11,564                    $14,450
       7/31/1999                 $11,231                    $13,999
       8/31/1999                 $10,788                    $13,929
       9/30/1999                 $10,502                    $13,548
      10/31/1999                 $10,903                    $14,405
      11/30/1999                 $11,101                    $14,698
      12/31/1999                 $11,325                    $15,563
       1/31/2000                 $10,940                    $14,781
       2/29/2000                 $10,482                    $14,502
       3/31/2000                 $11,560                    $15,920
       4/30/2000                 $11,431                    $15,441
       5/31/2000                 $11,565                    $15,124
       6/30/2000                 $11,353                    $15,497
       7/31/2000                 $11,660                    $15,255
       8/31/2000                 $12,239                    $16,203
       9/30/2000                 $12,215                    $15,347
      10/31/2000                 $12,492                    $15,282
      11/30/2000                 $12,094                    $14,078
      12/31/2000                 $12,761                    $14,146
       1/31/2001                 $13,502                    $14,648
       2/28/2001                 $13,496                    $13,313
       3/31/2001                 $13,145                    $12,469
       4/30/2001                 $13,671                    $13,438
       5/31/2001                 $14,133                    $13,528
       6/30/2001                 $14,210                    $13,199
       7/31/2001                 $14,190                    $13,069
       8/31/2001                 $13,855                    $12,251
       9/30/2001                 $12,624                    $11,262
      10/31/2001                 $12,564                    $11,476
      11/30/2001                 $13,072                    $12,357
      12/31/2001                 $13,432                    $12,465
       1/31/2002                 $13,300                    $12,283
       2/28/2002                 $13,349                    $12,046
       3/31/2002                 $13,739                    $12,499
       4/30/2002                 $13,809                    $11,741
       5/31/2002                 $13,809                    $11,655
       6/30/2002                 $12,898                    $10,825
       7/31/2002                 $12,120                    $ 9,981
       8/31/2002                 $12,226                    $10,046
       9/30/2002                 $11,560                    $ 8,955
      10/31/2002                 $11,723                    $ 9,743
      11/30/2002                 $11,957                    $10,316
      12/31/2002                 $11,850                    $ 9,710
       1/31/2003                 $11,743                    $ 9,456
       2/28/2003                 $11,544                    $ 9,314
       3/31/2003                 $11,565                    $ 9,404
       4/30/2003                 $12,233                    $10,179
       5/31/2003                 $12,851                    $10,715
       6/30/2003                 $13,031                    $10,852
       7/31/2003                 $13,096                    $11,043
       8/31/2003                 $13,396                    $11,259
       9/30/2003                 $13,325                    $11,139
      10/31/2003                 $13,811                    $11,769
      11/30/2003                 $14,240                    $11,873
      12/31/2003                 $14,856                    $12,495
       1/31/2004                 $14,963                    $12,725
       2/29/2004                 $15,350                    $12,902
       3/31/2004                 $15,314                    $12,707
       4/30/2004                 $15,042                    $12,508
       5/31/2004                 $15,049                    $12,679
       6/30/2004                 $15,291                    $12,926
       7/31/2004                 $15,040                    $12,498
       8/31/2004                 $15,162                    $12,549
       9/30/2004                 $15,356                    $12,684
      10/31/2004                 $15,521                    $12,878
      11/30/2004                 $16,262                    $13,399
      12/31/2004                 $16,753                    $13,855
       1/31/2005                 $16,415                    $13,518
       2/28/2005                 $16,900                    $13,802
       3/31/2005                 $16,761                    $13,558
       4/30/2005                 $16,591                    $13,300
       5/31/2005                 $16,937                    $13,724
       6/30/2005                 $17,111                    $13,743
       7/31/2005                 $17,531                    $14,254
       8/31/2005                 $17,598                    $14,124
       9/30/2005                 $17,849                    $14,239
      10/31/2005                 $17,472                    $14,001
      11/30/2005                 $17,900                    $14,531
      12/31/2005                 $18,307                    $14,536
       1/31/2006                 $18,752                    $14,921
       2/28/2006                 $18,861                    $14,961
       3/31/2006                 $19,430                    $15,147
       4/30/2006                 $19,555                    $15,351
       5/31/2006                 $19,220                    $14,909
       6/30/2006                 $19,211                    $14,929
       7/31/2006                 $19,258                    $15,021
       8/31/2006                 $19,793                    $15,379
       9/30/2006                 $19,919                    $15,775
      10/31/2006                 $20,618                    $16,289
      11/30/2006                 $20,941                    $16,599
      12/31/2006                 $21,453                    $16,832
       1/31/2007                 $21,922                    $17,086
       2/28/2007                 $21,696                    $16,752
       3/31/2007                 $22,089                    $16,939
       4/30/2007                 $22,750                    $17,690
       5/31/2007                 $23,545                    $18,307
       6/30/2007                 $23,377                    $18,003
       7/31/2007                 $22,328                    $17,445
       8/31/2007                 $22,169                    $17,706
       9/30/2007                 $22,530                    $18,368
      10/31/2007                 $22,991                    $18,661
      11/30/2007                 $22,311                    $17,880
      12/31/2007                 $21,946                    $17,756

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS C 1                        12/31/07
-----------------------------------------
1-Year                             +1.33%
-----------------------------------------
5-Year                            +13.12%
-----------------------------------------
10-Year                            +8.18%
-----------------------------------------


                                                              Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS R                          12/31/07
-----------------------------------------
1-Year                             +2.77%
-----------------------------------------
5-Year                            +13.68%
-----------------------------------------
Since Inception (1/1/02)           +8.41%
-----------------------------------------

CLASS R (1/1/02-12/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

          DATE              Mutual Shares Fund             S&P 500 6
------------------------------------------------------------------------------
        1/1/2002                 $10,000                     $10,000
       1/31/2002                 $ 9,917                     $ 9,854
       2/28/2002                 $ 9,958                     $ 9,664
       3/31/2002                 $10,258                     $10,027
       4/30/2002                 $10,315                     $ 9,420
       5/31/2002                 $10,320                     $ 9,350
       6/30/2002                 $ 9,643                     $ 8,684
       7/31/2002                 $ 9,065                     $ 8,007
       8/31/2002                 $ 9,150                     $ 8,060
       9/30/2002                 $ 8,657                     $ 7,184
      10/31/2002                 $ 8,782                     $ 7,816
      11/30/2002                 $ 8,956                     $ 8,276
      12/31/2002                 $ 8,880                     $ 7,790
       1/31/2003                 $ 8,805                     $ 7,586
       2/28/2003                 $ 8,662                     $ 7,472
       3/31/2003                 $ 8,678                     $ 7,545
       4/30/2003                 $ 9,182                     $ 8,166
       5/31/2003                 $ 9,648                     $ 8,596
       6/30/2003                 $ 9,792                     $ 8,706
       7/31/2003                 $ 9,846                     $ 8,859
       8/31/2003                 $10,076                     $ 9,032
       9/30/2003                 $10,022                     $ 8,936
      10/31/2003                 $10,391                     $ 9,442
      11/30/2003                 $10,717                     $ 9,525
      12/31/2003                 $11,190                     $10,024
       1/31/2004                 $11,276                     $10,208
       2/29/2004                 $11,566                     $10,350
       3/31/2004                 $11,545                     $10,194
       4/30/2004                 $11,351                     $10,034
       5/31/2004                 $11,362                     $10,172
       6/30/2004                 $11,544                     $10,370
       7/31/2004                 $11,360                     $10,026
       8/31/2004                 $11,457                     $10,067
       9/30/2004                 $11,608                     $10,176
      10/31/2004                 $11,738                     $10,332
      11/30/2004                 $12,304                     $10,750
      12/31/2004                 $12,680                     $11,115
       1/31/2005                 $12,431                     $10,844
       2/28/2005                 $12,803                     $11,073
       3/31/2005                 $12,703                     $10,877
       4/30/2005                 $12,581                     $10,670
       5/31/2005                 $12,847                     $11,010
       6/30/2005                 $12,984                     $11,025
       7/31/2005                 $13,312                     $11,435
       8/31/2005                 $13,362                     $11,331
       9/30/2005                 $13,562                     $11,423
      10/31/2005                 $13,284                     $11,232
      11/30/2005                 $13,618                     $11,657
      12/31/2005                 $13,934                     $11,661
       1/31/2006                 $14,275                     $11,970
       2/28/2006                 $14,362                     $12,003
       3/31/2006                 $14,803                     $12,152
       4/30/2006                 $14,898                     $12,315
       5/31/2006                 $14,651                     $11,961
       6/30/2006                 $14,649                     $11,977
       7/31/2006                 $14,690                     $12,051
       8/31/2006                 $15,106                     $12,338
       9/30/2006                 $15,214                     $12,655
      10/31/2006                 $15,750                     $13,068
      11/30/2006                 $16,000                     $13,316
      12/31/2006                 $16,405                     $13,503
       1/31/2007                 $16,767                     $13,707
       2/28/2007                 $16,603                     $13,439
       3/31/2007                 $16,908                     $13,590
       4/30/2007                 $17,423                     $14,192
       5/31/2007                 $18,041                     $14,687
       6/30/2007                 $17,920                     $14,443
       7/31/2007                 $17,122                     $13,995
       8/31/2007                 $17,007                     $14,205
       9/30/2007                 $17,288                     $14,736
      10/31/2007                 $17,652                     $14,970
      11/30/2007                 $17,135                     $14,344
      12/31/2007                 $16,860                     $14,245

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. THE FUND'S INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


16 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------------------------
                                                                     BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                                                VALUE 7/1/07      VALUE 12/31/07   PERIOD* 7/1/07-12/31/07
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                                     $1,000          $  943.40                $3.62
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                   $1,000          $1,021.48                $3.77
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                                     $1,000          $  942.00                $5.14
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                   $1,000          $1,019.91                $5.35
------------------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                                     $1,000          $  938.60                $8.55
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                   $1,000          $1,016.38                $8.89
------------------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                                     $1,000          $  938.80                $8.50
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                   $1,000          $1,016.43                $8.84
------------------------------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                                     $1,000          $  940.80                $6.07
------------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                                   $1,000          $1,018.95                $6.31
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent expense ratio, annualized for each class (Z: 0.74%; A: 1.05%; B: 1.75%; C: 1.74%; and R: 1.24%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


18 | Annual Report

Mutual Shares Fund

FINANCIAL HIGHLIGHTS

                                                             ----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
CLASS Z                                                             2007           2006          2005         2004         2003
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................    $     26.08    $     23.95    $     23.05    $    20.99    $    16.84
                                                             ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............................           0.70           0.42           0.47          0.35          0.24
   Net realized and unrealized gains (losses) ...........           0.17           3.90           1.92          2.52          4.23
                                                             ----------------------------------------------------------------------
Total from investment operations ........................           0.87           4.32           2.39          2.87          4.47
                                                             ----------------------------------------------------------------------
Less distributions from:
   Net investment income ................................          (0.75)         (0.52)         (0.29)        (0.39)        (0.32)
   Net realized gains ...................................          (0.87)         (1.67)         (1.20)        (0.42)           --
                                                             ----------------------------------------------------------------------
Total distributions .....................................          (1.62)         (2.19)         (1.49)        (0.81)        (0.32)
                                                             ----------------------------------------------------------------------
Redemption fees .........................................             -- d           -- d           -- d          -- d          --
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................    $     25.33    $     26.08    $     23.95    $    23.05    $    20.99
                                                             ======================================================================

Total return ............................................           3.30%         18.37%         10.39%        13.89%        26.62%

RATIOS TO AVERAGE NET ASSETS
Expenses c ..............................................           0.75% e        0.84% e        0.81% e       0.81% e       0.84%
Expenses - excluding dividend expense
on securities sold short ................................           0.74% e        0.76% e        0.76% e       0.80% e       0.81%
Net investment income ...................................           2.57%          1.63%          1.99%         1.62%         1.28%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $13,262,561    $11,577,506    $ 8,951,080    $7,240,641    $5,782,145
Portfolio turnover rate .................................          40.57%         33.40%         21.57%        33.22%        54.65%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d Amount rounds to less than $0.01.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Mutual Shares Fund

                                                             ----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
CLASS A                                                             2007           2006           2005          2004          2003
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................    $     25.90    $     23.82    $     22.94    $    20.90    $    16.78
                                                             ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............................           0.61           0.32           0.39          0.27          0.17
   Net realized and unrealized gains (losses) ...........           0.17           3.88           1.91          2.51          4.21
                                                             ----------------------------------------------------------------------
Total from investment operations ........................           0.78           4.20           2.30          2.78          4.38
                                                             ----------------------------------------------------------------------
Less distributions from:
   Net investment income ................................          (0.67)         (0.45)         (0.22)        (0.32)        (0.26)
   Net realized gains ...................................          (0.87)         (1.67)         (1.20)        (0.42)           --
                                                             ----------------------------------------------------------------------
Total distributions .....................................          (1.54)         (2.12)         (1.42)        (0.74)        (0.26)
                                                             ----------------------------------------------------------------------
Redemption fees .........................................             -- e           -- e           -- e          -- e          --
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................    $     25.14    $     25.90    $     23.82    $    22.94    $    20.90
                                                             ======================================================================

Total return c ..........................................           2.97%         17.98%          9.98%        13.50%        26.18%

RATIOS TO AVERAGE NET ASSETS
Expenses d ..............................................           1.07% f        1.18% f        1.16% f       1.16% f       1.19%
Expenses - excluding dividend expense
   on securities sold short .............................           1.06% f        1.10% f        1.11% f       1.15% f       1.16%
Net investment income ...................................           2.25%          1.29%          1.64%         1.27%         0.93%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $ 8,469,264    $ 6,761,779    $ 4,211,238    $2,940,029    $2,257,336
Portfolio turnover rate .................................          40.57%         33.40%         21.57%        33.22%        54.65%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Shares Fund

                                                             ----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
CLASS B                                                             2007           2006          2005         2004          2003
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $     25.35    $     23.35    $     22.50    $    20.54    $    16.53
                                                             ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............................           0.41           0.16           0.23          0.13          0.04
   Net realized and unrealized gains (losses) ...........           0.18           3.78           1.88          2.44          4.14
                                                             ----------------------------------------------------------------------
Total from investment operations ........................           0.59           3.94           2.11          2.57          4.18
                                                             ----------------------------------------------------------------------
Less distributions from:
   Net investment income ................................          (0.47)         (0.27)         (0.06)        (0.19)        (0.17)
   Net realized gains ...................................          (0.87)         (1.67)         (1.20)        (0.42)           --
                                                             ----------------------------------------------------------------------
Total distributions .....................................          (1.34)         (1.94)         (1.26)        (0.61)        (0.17)
                                                             ----------------------------------------------------------------------
Redemption fees .........................................             -- e           -- e           -- e          -- e          --
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................    $     24.60    $     25.35    $     23.35    $    22.50    $    20.54
                                                             ======================================================================

Total return c ..........................................           2.25%         17.21%          9.31%        12.70%        25.41%

RATIOS TO AVERAGE NET ASSETS
Expenses d ..............................................           1.75% f        1.84% f        1.81% f       1.81% f       1.84%
Expenses - excluding dividend expense on securities
   sold short ...........................................           1.74% f        1.76% f        1.76% f       1.80% f       1.81%
Net investment income                                               1.57%          0.63%          0.99%         0.62%         0.28%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $   586,289    $   659,186    $   612,007    $  588,401    $  444,671
Portfolio turnover rate .................................          40.57%         33.40%         21.57%        33.22%        54.65%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Mutual Shares Fund

                                                             ----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
CLASS C                                                             2007           2006           2005          2004          2003
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................    $     25.63    $     23.48    $     22.76    $    20.75    $    16.68
                                                             ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............................           0.42           0.16           0.23          0.13          0.05
   Net realized and unrealized gains (losses) ...........           0.17           3.82           1.89          2.49          4.17
                                                             ----------------------------------------------------------------------
Total from investment operations ........................           0.59           3.98           2.12          2.62          4.22
                                                             ----------------------------------------------------------------------
Less distributions from:
   Net investment income ................................          (0.49)         (0.16)         (0.20)        (0.19)        (0.15)
   Net realized gains ...................................          (0.87)         (1.67)         (1.20)        (0.42)           --
                                                             ----------------------------------------------------------------------
Total distributions .....................................          (1.36)         (1.83)         (1.40)        (0.61)        (0.15)
                                                             ----------------------------------------------------------------------
Redemption fees .........................................             -- e           -- e           -- e          -- e          --
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................    $     24.86    $     25.63    $     23.48    $    22.76        $20.75
                                                             ======================================================================

Total return c ..........................................           2.30%         17.18%          9.27%        12.77%        25.37%

RATIOS TO AVERAGE NET ASSETS
Expenses d ..............................................           1.75% f        1.84% f        1.81%  f      1.81%  f      1.84%
Expenses - excluding dividend expense
on securities sold short ................................           1.74% f        1.76% f        1.76%  f      1.80%  f      1.81%
Net investment income ...................................           1.57%          0.63%          0.99%         0.62%         0.28%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $ 2,617,083    $ 2,387,517    $ 1,834,009    $1,551,111    $1,272,590
Portfolio turnover rate .................................          40.57%         33.40%        21 .57%        33.22%        54.65%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Shares Fund

                                                             ----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
CLASS R                                                             2007           2006           2005          2004          2003
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $     25.77    $     23.72    $     22.85    $    20.83    $    16.75
                                                             ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..............................           0.55           0.28           0.35          0.24          0.13
   Net realized and unrealized gains (losses) ...........           0.18           3.86           1.91          2.50          4.21
                                                             ----------------------------------------------------------------------
Total from investment operations ........................           0.73           4.14           2.26          2.74          4.34
                                                             ----------------------------------------------------------------------
Less distributions from:
   Net investment income ................................          (0.63)         (0.42)         (0.19)        (0.30)        (0.26)
   Net realized gains ...................................          (0.87)         (1.67)         (1.20)        (0.42)           --
                                                             ----------------------------------------------------------------------
Total distributions .....................................          (1.50)         (2.09)         (1.39)        (0.72)        (0.26)
                                                             ----------------------------------------------------------------------
Redemption fees .........................................             -- e           -- e           -- e          -- e          --
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................    $     25.00    $     25.77    $     23.72    $    22.85    $    20.83
                                                             ======================================================================

Total return c ..........................................           2.77%         17.73%          9.88%        13.32%        26.02%

RATIOS TO AVERAGE NET ASSETS
Expenses d ..............................................           1.25% f        1.34% f        1.31% f       1.31% f       1.34%
Expenses - excluding dividend expense on securities
   sold short ...........................................           1.24% f        1.26% f        1.26% f       1.30% f       1.31%
Net investment income ...................................           2.07%          1.13%          1.49%         1.12%         0.78%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................    $   297,777    $   188,646    $   109,305    $   74,763    $   46,933
Portfolio turnover rate .................................          40.57%         33.40%         21.57%        33.22%        54.65%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e Amount rounds to less than $0.01.

f Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Mutual Shares Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS 92.6%
          COMMON STOCKS AND OTHER EQUITY INTERESTS 88.8%
          AEROSPACE & DEFENSE 0.1%
        a GenCorp Inc. ..................................................    United States        2,073,770       $      24,180,158
                                                                                                                  ------------------
          AIR FREIGHT & LOGISTICS 1.1%
          Deutsche Post AG ..............................................       Germany           6,618,501             225,144,510
          TNT NV ........................................................     Netherlands         1,436,113              59,206,108
                                                                                                                  ------------------
                                                                                                                        284,350,618
                                                                                                                  ------------------
          AIRLINES 0.5%
        a ACE Aviation Holdings Inc., A .................................       Canada            2,376,693              67,803,016
      a,b ACE Aviation Holdings Inc., A, 144A ...........................       Canada              121,088               3,454,435
        a Northwest Airlines Corp. ......................................    United States        2,823,975              40,975,877
      a,c Northwest Airlines Corp., Contingent Distribution .............    United States      111,348,000               3,757,995
                                                                                                                  ------------------
                                                                                                                        115,991,323
                                                                                                                  ------------------
          AUTO COMPONENTS 0.8%
      a,c Collins & Aikman Products Co., Contingent Distribution ........    United States        3,850,387               1,703,796
        a Goodyear Tire & Rubber Co. ....................................    United States        4,294,179             121,181,731
        a Lear Corp. ....................................................    United States        2,563,001              70,892,608
                                                                                                                  ------------------
                                                                                                                        193,778,135
                                                                                                                  ------------------
          AUTOMOBILES 2.0%
          Daimler AG ....................................................       Germany           1,413,460             136,573,538
          General Motors Corp. ..........................................    United States        7,060,014             175,723,749
          Harley-Davidson Inc. ..........................................    United States        1,652,699              77,197,570
a,d,e,f,g International Automotive Components Group Brazil LLC ..........       Brazil            6,069,096              42,156,730
a,d,e,f,g International Automotive Components Group Japan LLC ...........        Japan            1,104,272               9,902,453
a,d,e,f,g International Automotive Components Group LLC .................     Luxembourg         25,796,752              27,367,774
a,d,e,f,g International Automotive Components Group NA LLC ..............    United States       19,434,979              26,723,096
                                                                                                                  ------------------
                                                                                                                        495,644,910
                                                                                                                  ------------------
          BEVERAGES 2.0%
          Brown-Forman Corp., A .........................................    United States          125,460               9,389,426
          Brown-Forman Corp., B .........................................    United States          606,036              44,913,328
          Coca-Cola Enterprises Inc. ....................................    United States        8,021,543             208,800,764
          Pernod Ricard SA ..............................................       France            1,031,416             237,971,629
                                                                                                                  ------------------
                                                                                                                        501,075,147
                                                                                                                  ------------------
          BUILDING PRODUCTS 0.3%
        a Armstrong World Industries Inc. ...............................    United States          408,961              16,403,426
      a,c Armstrong World Industries Inc., Contingent Distribution ......    United States       45,410,075                 170,288
        a Owens Corning Inc. ............................................    United States        3,320,705              67,144,655
                                                                                                                  ------------------
                                                                                                                         83,718,369
                                                                                                                  ------------------
          CAPITAL MARKETS 0.2%
          Legg Mason Inc. ...............................................    United States          762,241              55,757,929
                                                                                                                  ------------------


24 | Annual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          CHEMICALS 0.9%
      a,c Dow Corning Corp., Contingent Distribution ....................    United States      612,630,547       $       9,185,607
          Koninklijke DSM NV ............................................     Netherlands         1,088,980              51,378,930
          Linde AG ......................................................       Germany           1,240,940             163,874,289
                                                                                                                  ------------------
                                                                                                                        224,438,826
                                                                                                                  ------------------
          COMMERCIAL BANKS 6.0%
        a Banco Popolare SpA ............................................        Italy            4,088,405              90,450,831
      a,f Centennial Bank Holdings Inc. .................................    United States        5,731,834              33,130,000
          Commerce Bancorp Inc. .........................................    United States        3,284,520             125,271,593
          Danske Bank AS ................................................       Denmark           5,051,544             197,484,277
  a,d,e,f Elephant Capital Holdings Ltd. ................................        Japan               26,671              17,564,991
          Intesa Sanpaolo SpA ...........................................        Italy           20,444,175             161,408,464
          Mitsubishi UFJ Financial Group Inc. ...........................        Japan            5,473,223              51,387,387
    a,d,e NCB Warrant Holdings Ltd., A ..................................        Japan              124,040               7,359,521
          Societe Generale, A ...........................................        France             943,712             136,246,996
          Sumitomo Mitsui Financial Group Inc. ..........................        Japan                6,130              46,010,043
          Swedbank AB, A ................................................        Sweden           2,629,481              74,422,727
          U.S. Bancorp ..................................................    United States       14,071,550             446,630,997
          UnionBanCal Corp. .............................................    United States        1,002,800              49,046,948
          Wachovia Corp. ................................................    United States        2,015,943              76,666,312
                                                                                                                  ------------------
                                                                                                                      1,513,081,087
                                                                                                                  ------------------
          COMMERCIAL SERVICES & SUPPLIES 0.0% h
        a Comdisco Holding Co. Inc. .....................................    United States            2,088                  19,022
      a,c Comdisco Holding Co. Inc., Contingent Distribution ............    United States       95,431,240                      --
                                                                                                                  ------------------
                                                                                                                             19,022
                                                                                                                  ------------------
          COMMUNICATIONS EQUIPMENT 1.6%
          Motorola Inc. .................................................    United States       19,122,930             306,731,797
          Telefonaktiebolaget LM Ericsson, B ............................        Sweden          36,236,735              85,075,651
          Telefonaktiebolaget LM Ericsson, B, ADR .......................        Sweden             163,600               3,820,060
                                                                                                                  ------------------
                                                                                                                        395,627,508
                                                                                                                  ------------------
          COMPUTERS & PERIPHERALS 1.4%
  a,d,e,f DecisionOne Corp. .............................................    United States        1,879,100                      --
  a,d,e,f DecisionOne Corp., wts., 6/08/17 ..............................    United States        1,031,766                      --
        a Dell Inc. .....................................................    United States       11,369,730             278,672,082
        a Lexmark International Inc., A .................................    United States        2,487,110              86,700,655
                                                                                                                  ------------------
                                                                                                                        365,372,737
                                                                                                                  ------------------
          CONSUMER FINANCE 1.3%
    a,d,e Cerberus CG Investor I LLC ....................................    United States       49,252,400              41,469,365
    a,d,e Cerberus CG Investor II LLC ...................................    United States       49,252,400              41,469,365
    a,d,e Cerberus CG Investor III LLC ..................................    United States       24,626,200              20,734,682
    a,d,e Cerberus FIM Investors Auto Finance LLC .......................    United States       15,536,148               8,335,624
    a,d,e Cerberus FIM Investors Commercial Finance LLC .................    United States        1,294,114                 694,332
    a,d,e Cerberus FIM Investors Commercial Mortgage LLC ................    United States        2,425,617               1,301,419
    a,d,e Cerberus FIM Investors Insurance LLC ..........................    United States       11,863,844               6,365,319


                                                              Annual Report | 25

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          CONSUMER FINANCE (CONTINUED)
    a,d,e Cerberus FIM Investors Rescap LLC .............................    United States       22,088,027       $      11,850,909
          SLM Corp. .....................................................    United States        9,622,710             193,801,379
                                                                                                                  ------------------
                                                                                                                        326,022,394
                                                                                                                  ------------------
          CONTAINERS & PACKAGING 0.4%
          Temple-Inland Inc. ............................................    United States        4,336,720              90,420,612
                                                                                                                  ------------------
          DIVERSIFIED CONSUMER SERVICES 0.3%
          H&R Block Inc. ................................................    United States        4,194,388              77,889,785
                                                                                                                  ------------------
          DIVERSIFIED FINANCIAL SERVICES 2.0%
          Citigroup Inc. ................................................    United States        4,925,840             145,016,730
          Fortis ........................................................       Belgium          13,066,900             344,770,772
        a Fortis VVPR Strip .............................................       Belgium           5,226,760                  76,277
        a Guaranty Financial Group Inc. .................................    United States        1,365,873              21,853,971
      a,c Marconi Corp., Contingent Distribution ........................   United Kingdom       77,739,439                      --
                                                                                                                  ------------------
                                                                                                                        511,717,750
                                                                                                                  ------------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 2.2%
a,d,e,f,g AboveNet Inc. .................................................    United States          810,649              40,532,450
  a,d,f,g AboveNet Inc., stock grants, grant price $20.95,
          expiration date 9/09/13 .......................................    United States            1,065                  44,144
a,d,e,f,g AboveNet Inc., wts., 9/08/08 ..................................    United States           29,283               1,382,158
a,d,e,f,g AboveNet Inc., wts., 9/08/10 ..................................    United States           34,449               1,504,732
          Embarq Corp. ..................................................    United States        1,513,102              74,943,942
    a,c,e Global Crossing Holdings Ltd., Contingent Distribution ........    United States      105,649,309                      --
          Koninklijke (Royal) KPN NV ....................................     Netherlands         3,531,102              64,104,733
          Telefonica SA .................................................        Spain            4,251,926             137,876,167
          Verizon Communications Inc. ...................................    United States        5,166,818             225,738,278
                                                                                                                  ------------------
                                                                                                                        546,126,604
                                                                                                                  ------------------
          ELECTRIC UTILITIES 0.8%
          E.ON AG .......................................................       Germany             684,019             145,351,265
          Exelon Corp. ..................................................    United States          628,000              51,269,920
                                                                                                                  ------------------
                                                                                                                        196,621,185
                                                                                                                  ------------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS 0.7%
          Tyco Electronics Ltd. .........................................    United States        5,025,352             186,591,320
                                                                                                                  ------------------
          ENERGY EQUIPMENT & SERVICES 1.0%
        a Seadrill Ltd. .................................................       Bermuda           5,877,230             143,294,319
      a,i Transocean Inc. ...............................................    United States          818,987             117,237,989
                                                                                                                  ------------------
                                                                                                                        260,532,308
                                                                                                                  ------------------
          FOOD & STAPLES RETAILING 3.6%
          Carrefour SA ..................................................       France            2,710,739             210,810,808
          CVS Caremark Corp. ............................................    United States        6,785,286             269,715,118
          Kroger Co. ....................................................    United States        6,275,091             167,607,681
          Wal-Mart Stores Inc. ..........................................    United States        5,423,910             257,798,442
                                                                                                                  ------------------
                                                                                                                        905,932,049
                                                                                                                  ------------------


26 | Annual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          FOOD PRODUCTS 3.7%
          Cadbury Schweppes PLC .........................................   United Kingdom       20,153,076       $     248,668,002
          General Mills Inc. ............................................    United States        1,037,600              59,143,200
          Groupe Danone .................................................       France            1,342,702             120,311,587
          Kraft Foods Inc., A ...........................................    United States        6,304,684             205,721,839
          Nestle SA .....................................................     Switzerland           653,170             299,725,027
                                                                                                                  ------------------
                                                                                                                        933,569,655
                                                                                                                  ------------------
          HEALTH CARE EQUIPMENT & SUPPLIES 1.0%
          Covidien Ltd. .................................................    United States        4,006,372             177,442,216
          Hillenbrand Industries Inc. ...................................    United States        1,462,406              81,499,886
                                                                                                                  ------------------
                                                                                                                        258,942,102
                                                                                                                  ------------------
          HEALTH CARE PROVIDERS & SERVICES 2.3%
      a,f Community Health Systems Inc. .................................    United States        4,806,000             177,149,160
a,d,e,f,g Kindred Healthcare Inc. .......................................    United States        2,860,528              67,883,190
a,d,e,f,g Kindred Healthcare Inc., stock grants:
             grant price $18.15, expiration date 7/17/11 ................    United States            9,997                  55,793
             grant price $19.87, expiration date 1/01/12 ................    United States            2,999                  11,579
             grant price $6.94, expiration date 1/01/13 .................    United States            2,986                  50,138
             grant price $19.87, expiration date 1/01/14 ................    United States            2,230                   8,610
             grant price $21.33, expiration date 1/10/15 ................    United States            1,238                   2,973
             grant price $22.08, expiration date 1/10/16 ................    United States              619                   1,022
        a MDS Inc. ......................................................       Canada            2,178,151              42,061,603
        a PharMerica Inc. ...............................................    United States        1,047,022              14,532,665
          Quest Diagnostics Inc. ........................................    United States        2,635,400             139,412,660
      a,f Tenet Healthcare Corp. ........................................    United States       25,881,411             131,477,568
                                                                                                                  ------------------
                                                                                                                        572,646,961
                                                                                                                  ------------------
          HOTELS, RESTAURANTS & LEISURE 0.2%
        a Trump Entertainment Resorts Inc. ..............................    United States        1,823,378               7,840,525
          Wyndham Worldwide Corp. .......................................    United States        1,845,958              43,490,771
                                                                                                                  ------------------
                                                                                                                         51,331,296
                                                                                                                  ------------------
          HOUSEHOLD DURABLES 0.8%
      f,j Beazer Homes USA Inc. .........................................    United States        2,147,880              15,958,748
          Koninklijke Philips Electronics NV ............................     Netherlands         4,391,737             189,196,077
                                                                                                                  ------------------
                                                                                                                        205,154,825
                                                                                                                  ------------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.4%
          Constellation Energy Group ....................................    United States        3,333,700             341,804,261
                                                                                                                  ------------------
          INDUSTRIAL CONGLOMERATES 4.1%
          Keppel Corp. Ltd. .............................................      Singapore         16,278,934             146,814,764
        g Orkla ASA .....................................................       Norway           24,350,543             471,597,138
          Siemens AG ....................................................       Germany           2,072,525             327,920,547
          Tyco International Ltd. .......................................    United States        2,541,832             100,783,639
                                                                                                                  ------------------
                                                                                                                      1,047,116,088
                                                                                                                  ------------------


                                                              Annual Report | 27

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          INSURANCE 8.3%
        a Alleghany Corp. ...............................................    United States          348,651       $     140,157,702
          Allianz SE ....................................................       Germany             635,950             137,429,139
          American International Group Inc. .............................    United States        2,696,200             157,188,460
        a Berkshire Hathaway Inc., A ....................................    United States            1,590             225,144,000
        a Berkshire Hathaway Inc., B ....................................    United States          121,410             574,997,760
        a Conseco Inc. ..................................................    United States        4,553,790              57,195,602
          Hartford Financial Services Group Inc. ........................    United States          649,800              56,656,062
          Old Republic International Corp. ..............................    United States        6,101,302              94,021,064
    a,d,e Olympus Re Holdings Ltd. ......................................    United States          202,380                 662,835
          Prudential Financial Inc. .....................................    United States          948,700              88,267,048
          The Travelers Cos. Inc. .......................................    United States        1,385,982              74,565,832
        f White Mountains Insurance Group Ltd. ..........................    United States          729,457             374,977,371
          Zurich Financial Services AG ..................................     Switzerland           352,340             103,382,501
                                                                                                                  ------------------
                                                                                                                      2,084,645,376
                                                                                                                  ------------------
          IT SERVICES 0.6%
        a Alliance Data Systems Corp. ...................................    United States        1,947,340             146,031,027
                                                                                                                  ------------------
          LEISURE EQUIPMENT & PRODUCTS 0.8%
          Mattel Inc. ...................................................    United States       10,209,130             194,381,835
                                                                                                                  ------------------
          MACHINERY 0.2%
        f Federal Signal Corp. ..........................................    United States        3,360,800              37,708,176
    a,d,e Motor Coach Industries International Inc., wts., 5/27/09 ......    United States               12                      --
                                                                                                                  ------------------
                                                                                                                         37,708,176
                                                                                                                  ------------------
          MARINE 0.6%
          A.P. Moller - Maersk AS .......................................       Denmark              15,130             161,086,603
                                                                                                                  ------------------
          MEDIA 7.5%
        a Adelphia Recovery Trust .......................................    United States       99,967,609               6,997,733
      a,c Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
          Contingent Distribution .......................................    United States       12,005,115               6,182,634
        a Cablevision Systems Corp., A ..................................    United States        2,617,495              64,128,628
      a,c Century Communications Corp., Contingent Distribution .........    United States       33,138,000                      --
          Clear Channel Communications Inc. .............................    United States        2,595,770              89,605,980
        a Comcast Corp., A ..............................................    United States       19,942,140             361,351,577
        a Liberty Media Holding Corp.-Capital, A ........................    United States        1,271,417             148,107,366
          News Corp., A .................................................    United States       21,263,802             435,695,303
        a Sun-Times Media Group Inc., A .................................    United States        1,929,706               4,245,353
        a Time Warner Cable Inc., A .....................................    United States        2,237,958              61,767,641
          Time Warner Inc. ..............................................    United States       15,148,228             250,097,244
    a,e,f TVMAX Holdings Inc. ...........................................    United States          257,217                      --
        a Viacom Inc., B ................................................    United States        4,820,631             211,722,114
          Virgin Media Inc. .............................................   United Kingdom        9,133,425             156,546,904
          WPP Group PLC .................................................   United Kingdom        7,014,952              90,181,187
                                                                                                                  ------------------
                                                                                                                      1,886,629,664
                                                                                                                  ------------------
          METALS & MINING 2.2%
          Alcoa Inc. ....................................................    United States        3,577,590             130,760,915
        i Anglo American PLC ............................................   United Kingdom        1,771,843             108,433,360


28 | Annual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          METALS & MINING (CONTINUED)
          ArcelorMittal .................................................     Netherlands         2,718,615       $     210,352,114
  a,d,e,f Esmark Inc. ...................................................    United States        8,341,744             106,081,958
                                                                                                                  ------------------
                                                                                                                        555,628,347
                                                                                                                  ------------------
          MULTI-UTILITIES 1.4%
          Energy East Corp. .............................................    United States        3,668,160              99,810,634
          NorthWestern Corp. ............................................    United States          723,649              21,347,645
      a,c NorthWestern Corp., Contingent Distribution ...................    United States       21,699,220               1,538,560
          RWE AG ........................................................       Germany           1,302,182             183,287,720
          Suez SA .......................................................       France              796,241              54,114,073
                                                                                                                  ------------------
                                                                                                                        360,098,632
                                                                                                                  ------------------
          MULTILINE RETAIL 0.4%
      a,j Sears Holdings Corp. ..........................................    United States        1,068,680             109,058,794
                                                                                                                  ------------------
          OIL, GAS & CONSUMABLE FUELS 2.0%
      a,e Apco Oil Corp. ................................................    United States            9,200                      --
          BP PLC ........................................................   United Kingdom        9,485,110             115,905,608
          BP PLC, ADR ...................................................   United Kingdom           46,400               3,395,088
          Royal Dutch Shell PLC, A ......................................   United Kingdom        5,944,947             249,428,046
          Total SA, B ...................................................       France            1,523,752             126,372,156
                                                                                                                  ------------------
                                                                                                                        495,100,898
                                                                                                                  ------------------
          PAPER & FOREST PRODUCTS 3.9%
        a Domtar Corp. ..................................................    United States       12,896,820              99,176,546
          International Paper Co. .......................................    United States        9,480,806             306,988,498
          MeadWestvaco Corp. ............................................    United States        4,116,457             128,845,104
          Mondi Ltd. ....................................................    South Africa           236,911               2,238,323
          Mondi PLC .....................................................   United Kingdom          158,720               1,340,317
          Weyerhaeuser Co. ..............................................    United States        6,165,330             454,631,434
                                                                                                                  ------------------
                                                                                                                        993,220,222
                                                                                                                  ------------------
          PHARMACEUTICALS 2.7%
          Bristol-Myers Squibb Co. ......................................    United States        3,834,520             101,691,470
          Novartis AG ...................................................     Switzerland         2,427,900             133,050,291
          Pfizer Inc. ...................................................    United States       11,568,920             262,961,552
          Sanofi-Aventis ................................................       France            1,451,967             133,450,084
        a Valeant Pharmaceuticals International .........................    United States        3,520,835              42,144,395
          Watson Pharmaceuticals Inc. ...................................    United States            6,400                 173,696
                                                                                                                  ------------------
                                                                                                                        673,471,488
                                                                                                                  ------------------
          REAL ESTATE 1.5%
      a,f Alexander's Inc. ..............................................    United States          326,675             115,397,944
      a,e Canary Wharf Group PLC ........................................   United Kingdom       14,262,931             142,548,853
          Link REIT .....................................................      Hong Kong         18,210,494              39,418,979
        j The St. Joe Co. ...............................................    United States        1,052,935              37,389,722
          Ventas Inc. ...................................................    United States        1,072,765              48,542,616
                                                                                                                  ------------------
                                                                                                                        383,298,114
                                                                                                                  ------------------


                                                              Annual Report | 29

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          REAL ESTATE MANAGEMENT & DEVELOPMENT 0.1%
        a Forestar Real Estate Group ....................................    United States        1,365,873       $      32,220,949
                                                                                                                  ------------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.0%
        a LSI Corp. .....................................................    United States       24,355,334             129,326,823
          Maxim Integrated Products Inc. ................................    United States        4,365,000             115,585,200
                                                                                                                  ------------------
                                                                                                                        244,912,023
                                                                                                                  ------------------
          SOFTWARE 2.2%
        a BEA Systems Inc. ..............................................    United States        8,200,790             129,408,466
          Microsoft Corp. ...............................................    United States       10,837,929             385,830,273
        a NAVTEQ Corp. ..................................................    United States          666,900              50,417,640
                                                                                                                  ------------------
                                                                                                                        565,656,379
                                                                                                                  ------------------
          SPECIALTY RETAIL 0.9%
          The Home Depot Inc. ...........................................    United States        8,465,150             228,051,141
                                                                                                                  ------------------
          THRIFTS & MORTGAGE FINANCE 1.0%
          Hudson City Bancorp Inc. ......................................    United States       11,930,969             179,203,154
          Sovereign Bancorp Inc. ........................................    United States        7,375,654              84,082,456
                                                                                                                  ------------------
                                                                                                                        263,285,610
                                                                                                                  ------------------
          TOBACCO 8.8%
          Altadis SA ....................................................        Spain            4,442,253             322,260,073
          Altria Group Inc. .............................................    United States        5,137,730             388,309,633
          British American Tobacco PLC ..................................   United Kingdom       12,181,486             475,608,697
          British American Tobacco PLC, ADR .............................   United Kingdom           70,550               5,542,408
          Imperial Tobacco Group PLC ....................................   United Kingdom        6,933,289             373,607,814
          Japan Tobacco Inc. ............................................        Japan               30,953             185,415,451
          KT&G Corp. ....................................................     South Korea         2,102,036             178,977,906
          Reynolds American Inc. ........................................    United States        4,494,420             296,451,943
                                                                                                                  ------------------
                                                                                                                      2,226,173,925
                                                                                                                  ------------------
          TRANSPORTATION INFRASTRUCTURE 0.0% h
        a Groupe Eurotunnel SA, wts., 12/30/11 ..........................       France            2,855,237                 958,362
                                                                                                                  ------------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $18,190,596,286) .....................................                                            22,407,072,529
                                                                                                                  ------------------
          PREFERRED STOCKS 0.4%
          AUTO COMPONENTS 0.1%
      d,e Dana Holding Corp., 4.00%, cvt. pfd., B .......................    United States          163,322              16,332,200
                                                                                                                  ------------------
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% h
        d PTV Inc., 10.00%, pfd., A .....................................   United Kingdom          199,566                 239,479
                                                                                                                  ------------------
          THRIFTS & MORTGAGE FINANCE 0.3%
        a Washington Mutual Inc., 7.75%, cvt. pfd., R ...................    United States           77,900              68,941,500
                                                                                                                  ------------------
          TOTAL PREFERRED STOCKS (COST $92,796,401) .....................                                                85,513,179
                                                                                                                  ------------------


30 | Annual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                                COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          OPTIONS PURCHASED 0.4%
          CALL OPTIONS 0.0% h
      a,d Owens Corning Inc., exercise price $37.50, expiration date
             1/02/08, shares ............................................    United States          911,589       $          45,580
                                                                                                                  ------------------

          PUT OPTIONS 0.4%
        a Dow Jones EUROSTOXX 50, exercise price $4,088.73,
             expiration date 6/20/08, contracts .........................    United States          180,000              23,924,214
        a S&P 500 Index, exercise price $1,250.00, expiration date
             6/21/08, contracts .........................................    United States            2,954               8,093,960
        a S&P 500 Index, exercise price $1,375.00, expiration date
             6/21/08, contracts .........................................    United States           11,134              59,010,200
                                                                                                                  ------------------
                                                                                                                         91,028,374
                                                                                                                  ------------------
          TOTAL OPTIONS PURCHASED (COST $73,389,888) ....................                                                91,073,954
                                                                                                                  ------------------

                                                                                             ------------------
                                                                                             PRINCIPAL AMOUNT k
                                                                                             ------------------
          CORPORATE BONDS & NOTES 2.8%

        b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ........        Canada           5,190,000 CAD           5,901,585
      d,e Cerberus CG Investor I LLC, 12.00%, 7/31/14 ...................    United States       49,252,400              41,469,365
      d,e Cerberus CG Investor II LLC, 12.00%, 7/31/14 ..................    United States       49,252,400              41,469,365
      d,e Cerberus CG Investor III LLC, 12.00%, 7/31/14 .................    United States       24,626,200              20,734,682
      d,e Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 .....    United States       46,576,742              24,989,862
      d,e Cerberus FIM Investors Commercial Finance LLC, 12.00%,
             11/22/13 ...................................................    United States        3,882,344               2,082,997
      d,e Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
             11/22/13 ...................................................    United States        7,276,853               3,904,256
      d,e Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ........    United States       35,591,534              19,095,958
      d,e Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ...........    United States       66,264,075              35,552,725
    d,e,f DecisionOne Corp.,
             12.00%, 4/15/10 ............................................    United States        2,322,817               2,322,817
           l FRN, 9.50%, 5/12/09 ........................................    United States          433,342                 433,342
          Groupe Eurotunnel SA, cvt.,
             3.00%, 6/28/09 .............................................        France              53,400 EUR             171,444
             3.00%, 6/28/09 .............................................        France              43,989 GBP             192,289
             3.00%, 7/28/10 .............................................        France          18,944,500 EUR          54,602,144
             3.00%, 7/28/10 .............................................        France          11,239,769 GBP          44,107,400
             6.00%, 7/28/10 .............................................        France          45,720,800 EUR          89,741,961
             6.00%, 7/28/10 .............................................        France          28,063,345 GBP          74,997,828
             sub bond, T1, 3.00%, 7/28/08 ...............................        France              53,400 EUR             190,927
             sub bond, T1, 3.00%, 7/28/08 ...............................        France              43,989 GBP             214,140
  d,e,f,g International Automotive Components Group NA LLC, 9.00%,
             4/01/17 ....................................................    United States        5,851,000               5,851,000
    d,e,l Motor Coach Industries International Inc., FRN, 18.081%,
             12/01/08 ...................................................    United States       65,739,207              65,081,814


                                                              Annual Report | 31

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY      PRINCIPAL AMOUNT k         VALUE
------------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          CORPORATE BONDS & NOTES (CONTINUED)
    d,e,l Revel Entertainment Group LLC,
             first lien loan, FRN, 9.43%, 5/30/08 .......................    United States       52,000,000       $      51,740,000
             second lien loan, FRN, 12.43%, 5/30/08 .....................    United States       52,000,000              51,480,000
          Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..............    United States       36,590,212              28,037,250
      e,f TVMAX Holdings Inc., PIK,
             11.50%, 2/28/08 ............................................    United States          632,919                 443,043
             14.00%, 2/28/08 ............................................    United States        1,595,750               1,117,025
          Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%,
             12/15/14 ...................................................    United States       76,355,000              48,867,200
                                                                                                                  ------------------
          TOTAL CORPORATE BONDS & NOTES (COST $804,982,188) .............                                               714,792,419
                                                                                                                  ------------------
          CORPORATE BONDS & NOTES IN REORGANIZATION 0.2%
        b Calpine Corp., senior secured note, 144A,
             8.50%, 7/15/10 .............................................    United States        9,955,000              10,701,625
             9.875%, 12/01/11 ...........................................    United States        3,502,000               3,677,100
             8.75%, 7/15/13 .............................................    United States        5,253,000               5,673,240
        m Dana Corp.,
             6.50%, 3/01/09 .............................................    United States        7,931,000               5,987,905
             5.85%, 1/15/15 .............................................    United States       29,532,000              21,706,020
             7.00%, 3/01/29 .............................................    United States        6,376,000               4,813,880
             senior note, 7.00%, 3/15/28 ................................    United States        1,638,000               1,203,930
      e,m Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .......    United States           85,000                     425
                                                                                                                  ------------------
          TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
             (COST $51,385,337) .........................................                                                53,764,125
                                                                                                                  ------------------
          COMPANIES IN LIQUIDATION 0.0% h
        e Peregrine Investments Holdings Ltd.,
             6.70%, 1/15/98 .............................................      Hong Kong         95,000,000 JPY               6,389
             6.70%, 6/30/00 .............................................      Hong Kong        250,000,000 JPY              16,814
             zero cpn., 1/22/98 .........................................      Hong Kong            500,000                   3,750
        e PIV Investment Finance (Cayman) Ltd. ..........................      Hong Kong         22,710,000                 454,200
                                                                                                                  ------------------
          TOTAL COMPANIES IN LIQUIDATION (COST $--) .....................                                                   481,153
                                                                                                                  ------------------
          TOTAL LONG TERM INVESTMENTS
             (COST $19,213,150,101) .....................................                                            23,352,697,359
                                                                                                                  ------------------
          SHORT TERM INVESTMENTS 8.1%
          U.S. GOVERNMENT AND AGENCY SECURITIES 7.6%
      n,o FHLB, 1/02/08 - 12/09/08 ......................................    United States    1,757,893,000           1,743,363,337
        n U.S. Treasury Bill, 4/24/08 - 5/01/08 .........................    United States      170,500,000             168,728,278
                                                                                                                  ------------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $1,909,992,819) ......................................                                             1,912,091,615
                                                                                                                  ------------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
             (COST $21,123,142,919) .....................................                                            25,264,788,974
                                                                                                                  ------------------
        p INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
          SECURITIES 0.5% MONEY MARKET FUND (COST $136,033,986)
        q Bank of New York Institutional Cash Reserve Fund, 5.06% .......    United States      136,033,986             136,033,986
                                                                                                                  ------------------


32 | Annual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY       CONTRACTS/SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS (COST $21,259,176,906) 100.7% ...............                                         $  25,400,822,960
          OPTIONS WRITTEN 0.0% h ........................................                                                (8,207,237)
          SECURITIES SOLD SHORT (0.4)% ..................................                                               (95,163,478)
          NET UNREALIZED LOSS ON FORWARD EXCHANGE
             CONTRACTS (0.2)% ...........................................                                               (53,546,052)
          OTHER ASSETS, LESS LIABILITIES (0.1)% .........................                                               (10,932,707)
                                                                                                                  ------------------
          NET ASSETS 100.0% .............................................                                         $  25,232,973,486
                                                                                                                  ------------------
        r OPTIONS WRITTEN 0.0% h
          ENERGY EQUIPMENT & SERVICES 0.0% h
        a Transocean Inc., Feb. 120.00 Calls, 2/16/08 ...................    United States            4,807               6,970,150
        a Transocean Inc., Feb. 130.00 Calls, 2/16/08 ...................    United States              956                 682,584
                                                                                                                  ------------------
                                                                                                                          7,652,734
                                                                                                                  ------------------
          METALS & MINING 0.0% h
          Anglo American PLC, Mar. 34.00 Calls, 3/20/08 .................   United Kingdom          215,500                 554,503
                                                                                                                  ------------------
          TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $5,478,661) ..........                                                 8,207,237
                                                                                                                  ------------------
        s SECURITIES SOLD SHORT (PROCEEDS $99,183,041)
          COMMERCIAL BANKS 0.4%
          Toronto-Dominion Bank .........................................       Canada            1,360,450       $      95,163,478
                                                                                                                  ------------------

CURRENCY ABBREVIATIONS

CAD  -  Canadian Dollar
EUR  -  Euro
GBP  -  British Pound
JPY  -  Japanese Yen

SELECTED PORTFOLIO ABBREVIATIONS

ADR  -  American Depository Receipt
FHLB -  Federal Home Loan Bank
FRN  -  Floating Rate Note
PIK  -  Payment-In-Kind
REIT -  Real Estate Investment Trust


                                                              Annual Report | 33

Mutual Shares Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
a Non-income producing for the twelve months ended December 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2007, the aggregate value of these securities was $29,407,985, representing 0.12% of net assets.

c Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

d See Note 9 regarding restricted securities.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2007 the aggregate value of these securities was $1,008,603,900, representing 4.00% of net assets.

f See Note 11 regarding holdings of 5% voting securities.

g See Note 12 regarding other considerations.

h Rounds to less than 0.1% of net assets.

i A portion or all of the security is held in connection with written option contracts open at year end.

j A portion or all of the security is on loan as of December 31, 2007. See Note 1(g).

k The principal amount is stated in U.S. dollars unless otherwise indicated.

l The coupon rate shown represents the rate at period end.

m See Note 8 regarding defaulted securities.

n The security is traded on a discount basis with no stated coupon rate.

o Security or a portion of the security has been segregated as collateral for securities sold short. At December 31, 2007, the value of securities and or cash pledged amounted to $79,513,640.

p See Note 1(g) regarding securities on loan.

q The rate shown is the annualized seven-day yield at period end.

r See Note 1(e) regarding written options.

s See Note 1(f) regarding securities sold short.


34 | THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
   | ANNUAL REPORT

Mutual Shares Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ..............................................................   $20,273,762,116
     Cost - Non-controlled affiliated issuers (Note 11) .......................................       985,414,790
                                                                                                  ================
     Total cost of investments ................................................................   $21,259,176,906
                                                                                                  ================
     Value - Unaffiliated issuers (includes securities loaned in the amount of $132,421,913) ..   $24,163,582,975
     Value - Non-controlled affiliated issuers (Note 11) ......................................     1,237,239,985
                                                                                                  ----------------
     Total value of investments ...............................................................    25,400,822,960
   Cash .......................................................................................        15,006,153
   Cash on deposits with brokers for securities sold short ....................................        98,422,229
   Foreign currency, at value (cost $48,740,963) ..............................................        49,136,557
   Receivables:
     Investment securities sold ...............................................................         7,149,191
     Capital shares sold ......................................................................        29,711,218
     Dividends and interest ...................................................................        58,637,098
   Unrealized gain on forward exchange contracts (Note 7) .....................................        43,420,582
                                                                                                  ----------------
         Total assets .........................................................................    25,702,305,988
                                                                                                  ----------------
Liabilities:
   Payables:
     Investment securities purchased ..........................................................        51,437,939
     Capital shares redeemed ..................................................................        53,493,721
     Affiliates ...............................................................................        24,373,361
   Options written, at value (premiums received $5,478,661) ...................................         8,207,237
   Securities sold short, at value (proceeds $99,183,041) .....................................        95,163,478
   Payable upon return of securities loaned ...................................................       136,033,986
   Unrealized loss on forward exchange contracts (Note 7) .....................................        96,966,634
   Accrued expenses and other liabilities .....................................................         3,656,146
                                                                                                  ----------------
         Total liabilities ....................................................................       469,332,502
                                                                                                  ----------------
            Net assets, at value ..............................................................   $25,232,973,486
                                                                                                  ================
Net assets consist of:
   Paid-in capital ............................................................................   $20,923,816,010
   Undistributed net investment income ........................................................        12,854,602
   Net unrealized appreciation (depreciation) .................................................     4,090,069,844
   Accumulated net realized gain (loss) .......................................................       206,233,030
                                                                                                  ----------------
            Net assets, at value ..............................................................   $25,232,973,486
                                                                                                  ================


                                                              ANNUAL REPORT |
 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. | 35

Mutual Shares Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2007

CLASS Z:
   Net assets, at value .......................................................................   $13,262,560,738
                                                                                                  ================
   Shares outstanding .........................................................................       523,558,002
                                                                                                  ================
   Net asset value and maximum offering price per share a .....................................   $         25.33
                                                                                                  ================
CLASS A:
   Net assets, at value .......................................................................   $ 8,469,263,959
                                                                                                  ================
   Shares outstanding .........................................................................       336,849,642
                                                                                                  ================
   Net asset value per share a ................................................................   $         25.14
                                                                                                  ================
   Maximum offering price per share (net asset value per share / 94.25%) ......................   $         26.67
                                                                                                  ================
CLASS B:
   Net assets, at value .......................................................................   $   586,288,991
                                                                                                  ================
   Shares outstanding .........................................................................        23,837,661
                                                                                                  ================
   Net asset value and maximum offering price per share a .....................................   $         24.60
                                                                                                  ================
CLASS C:
   Net assets, at value .......................................................................   $ 2,617,082,813
                                                                                                  ================
   Shares outstanding .........................................................................       105,261,931
                                                                                                  ================
   Net asset value and maximum offering price per share a .....................................   $         24.86
                                                                                                  ================
CLASS R:
   Net assets, at value .......................................................................   $   297,776,985
                                                                                                  ================
   Shares outstanding .........................................................................        11,911,893
                                                                                                  ================
   Net asset value and maximum offering price per share a .....................................   $         25.00
                                                                                                  ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


36 | THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
   | ANNUAL REPORT

Mutual Shares Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2007

Investment income:
  Dividends: (net of foreign taxes of $26,623,595)
    Unaffiliated issuers ......................................................................   $   551,014,301
    Non-controlled affiliated issuers (Note 11) ...............................................       107,008,693
  Interest: (net of foreign taxes of $5,508)
    Unaffiliated issuers ......................................................................       156,847,006
    Non-controlled affiliated issuers (Note 11) ...............................................           909,471
  Income from securities loaned ...............................................................         4,557,109
                                                                                                  ----------------
      Total investment income .................................................................       820,336,580
                                                                                                  ----------------
Expenses:
  Management fees (Note 3a) ...................................................................       136,431,266
  Administrative fees (Note 3b) ...............................................................        18,791,131
  Distribution fees: (Note 3c)
    Class A ...................................................................................        26,204,210
    Class B ...................................................................................         6,453,715
    Class C ...................................................................................        26,362,657
    Class R ...................................................................................         1,299,161
  Transfer agent fees (Note 3e) ...............................................................        21,272,810
  Custodian fees (Note 4) .....................................................................         2,435,026
  Reports to shareholders .....................................................................         1,472,358
  Registration and filing fees ................................................................           578,905
  Professional fees ...........................................................................         2,681,697
  Directors' fees and expenses ................................................................           576,351
  Dividends on securities sold short ..........................................................         1,360,484
  Other .......................................................................................           730,028
                                                                                                  ----------------
      Total expenses ..........................................................................       246,649,799
      Expense reductions (Note 4) .............................................................          (169,199)
                                                                                                  ----------------
        Net expenses ..........................................................................       246,480,600
                                                                                                  ----------------
          Net investment income ...............................................................       573,855,980
                                                                                                  ----------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments
      Unaffiliated issuers ....................................................................     1,269,577,197
      Non-controlled affiliated issuers (Note 11) .............................................       211,399,449
    Written options ...........................................................................         5,898,983
    Foreign currency transactions .............................................................      (381,137,541)
    Securities sold short .....................................................................       (38,721,279)
    Synthetic equity swaps ....................................................................        10,756,542
                                                                                                  ----------------
        Net realized gain (loss) ..............................................................     1,077,773,351
                                                                                                  ----------------
  Net change in unrealized appreciation (depreciation) on:
    Investments ...............................................................................    (1,046,305,706)
    Translation of assets and liabilities denominated in foreign currencies ...................        (7,694,377)
                                                                                                  ----------------
        Net change in unrealized appreciation (depreciation) ..................................    (1,054,000,083)
                                                                                                  ----------------
Net realized and unrealized gain (loss) .......................................................        23,773,268
                                                                                                  ----------------
Net increase (decrease) in net assets resulting from operations ...............................   $   597,629,248
                                                                                                  ================


                                                              ANNUAL REPORT |
 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. | 37

Mutual Shares Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                -----------------------------------
                                                                                                      YEAR ENDED DECEMBER 31,
                                                                                                -----------------------------------
                                                                                                      2007               2006
                                                                                                -----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................................   $   573,855,980    $   250,771,297
      Net realized gain (loss) from investments, written options, securities sold short,
         synthetic equity swaps and foreign currency transactions ...........................     1,077,773,351      1,277,505,915
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies and deferred taxes ........    (1,054,000,083)     1,560,870,117
                                                                                                -----------------------------------
            Net increase (decrease) in net assets resulting from operations .................       597,629,248      3,089,147,329
                                                                                                -----------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class Z ............................................................................      (371,465,429)      (213,013,305)
         Class A ............................................................................      (212,840,426)      (102,518,920)
         Class B ............................................................................       (10,736,304)        (6,728,719)
         Class C ............................................................................       (48,872,902)       (14,229,042)
         Class R ............................................................................        (7,033,626)        (2,664,653)
      Net realized gains:
         Class Z ............................................................................      (430,826,291)      (688,410,621)
         Class A ............................................................................      (277,318,724)      (398,575,406)
         Class B ............................................................................       (19,938,898)       (41,096,225)
         Class C ............................................................................       (87,332,680)      (145,013,204)
         Class R ............................................................................        (9,674,981)       (11,224,212)
                                                                                                -----------------------------------
   Total distributions to shareholders ......................................................    (1,476,040,261)    (1,623,474,307)
                                                                                                -----------------------------------
   Capital share transactions: (Note 2)
         Class Z ............................................................................     2,129,113,775      1,805,196,748
         Class A ............................................................................     2,027,885,005      2,143,360,560
         Class B ............................................................................       (59,185,727)        (4,818,299)
         Class C ............................................................................       316,218,501        379,010,165
         Class R ............................................................................       122,655,907         68,529,010
                                                                                                -----------------------------------
   Total capital share transactions .........................................................     4,536,687,461      4,391,278,184
                                                                                                -----------------------------------
   Redemption fees ..........................................................................            62,755             44,080
                                                                                                -----------------------------------
            Net increase (decrease) in net assets ...........................................     3,658,339,203      5,856,995,286
Net assets:
   Beginning of year ........................................................................    21,574,634,283     15,717,638,997
                                                                                                -----------------------------------
   End of year ..............................................................................   $25,232,973,486    $21,574,634,283
                                                                                                -----------------------------------
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of year ..............................................................................   $    12,854,602    $    (1,937,133)
                                                                                                -----------------------------------


38 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund Inc. (Series Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Shares Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                              Annual Report | 39

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


40 | Annual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                                                              Annual Report | 41

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.


42 | Annual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                                                              Annual Report | 43

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Funds' organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2007, there were 1.9 billion shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                                             ----------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                        2007                                2006
                                                             ----------------------------------------------------------------
                                                               SHARES           AMOUNT            SHARES          AMOUNT
                                                             ----------------------------------------------------------------
CLASS Z SHARES:
   Shares sold ...........................................    72,422,280    $1,980,323,230      58,989,808    $1,512,255,054
   Shares issued in reinvestment of distributions ........    29,171,280       744,740,385      32,352,206       830,332,879
   Shares redeemed .......................................   (21,942,690)     (595,949,840)    (21,118,207)     (537,391,185)
                                                             ----------------------------------------------------------------
   Net increase (decrease) ...............................    79,650,870    $2,129,113,775      70,223,807    $1,805,196,748
                                                             ================================================================


44 | Annual Report

Mutual Shares Fund

2. CAPITAL STOCK (CONTINUED)

                                                             ----------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                        2007                              2006
                                                             ----------------------------------------------------------------
                                                               SHARES           AMOUNT            SHARES          AMOUNT
                                                             ----------------------------------------------------------------
CLASS A SHARES:
   Shares sold ...........................................   105,204,071    $ 2,849,290,589     96,505,572    $2,449,217,770
   Shares issued in reinvestment of
      distributions ......................................    17,844,203        452,010,160     18,089,962       461,565,811
   Shares redeemed .......................................   (47,245,938)    (1,273,415,744)   (30,363,019)     (767,423,021)
                                                             ----------------------------------------------------------------
   Net increase (decrease) ...............................    75,802,336    $ 2,027,885,005     84,232,515    $2,143,360,560
                                                             ================================================================
CLASS B SHARES:
   Shares sold ...........................................       605,798    $    16,017,441        857,349    $   21,132,869
   Shares issued in reinvestment of
      distributions ......................................     1,151,048         28,532,034      1,794,285        44,688,168
   Shares redeemed .......................................    (3,923,216)      (103,735,202)    (2,862,654)      (70,639,336)
                                                             ----------------------------------------------------------------
   Net increase (decrease) ...............................    (2,166,370)   $   (59,185,727)      (211,020)   $   (4,818,299)
                                                             ================================================================
CLASS C SHARES:
   Shares sold ...........................................    20,396,970    $   544,643,345     19,735,859    $  494,085,976
   Shares issued in reinvestment of
      distributions ......................................     4,871,395        122,037,887      5,691,658       144,004,696
   Shares redeemed .......................................   (13,168,608)      (350,462,731)   (10,380,456)     (259,080,507)
                                                             ----------------------------------------------------------------
   Net increase (decrease) ...............................    12,099,757    $   316,218,501     15,047,061    $  379,010,165
                                                             ================================================================
CLASS R SHARES:
   Shares sold ...........................................     6,274,351    $   169,055,165      3,617,851    $   91,221,363
   Shares issued in reinvestment of
      distributions ......................................       658,955         16,589,087        542,562        13,771,339
   Shares redeemed .......................................    (2,341,149)       (62,988,345)    (1,448,897)      (36,463,692)
                                                             ----------------------------------------------------------------
   Net increase (decrease) ...............................     4,592,157    $   122,655,907      2,711,516    $   68,529,010
                                                             ================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                                                              Annual Report | 45

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
      0.600%              Up to and including $5 billion
      0.570%              Over $5 billion, up to and including $10 billion
      0.550%              Over $10 billion, up to and including $15 billion
      0.530%              Over $15 billion, up to and including $20 billion
      0.510%              Over $20 billion, up to and including $25 billion
      0.490%*             Over $25 billion, up to and including $30 billion
      0.480%**            Over $30 billion, up to and including $35 billion
      0.470%**            In excess of $35 billion

* Breakpoint added effective July 1, 2007.

** Breakpoint added effective January 1, 2008.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
      0.150%              Up to and including $200 million
      0.135%              Over $200 million, up to and including $700 million
      0.100%              Over $700 million, up to and including $1.2 billion
      0.075%              In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ................................   0.35%
Class B ................................   1.00%
Class C ................................   1.00%
Class R ................................   0.50%


46 | Annual Report

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................................   $11,000,701
Contingent deferred sales charges retained ......................   $   839,111

E. TRANSFER AGENT FEES

For the year ended December 31, 2007, the Fund paid transfer agent fees of $21,272,810, of which $11,072,490 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $1,174,236.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

                                                -------------------------------
                                                     2007             2006
                                                -------------------------------
Distributions paid from:
   Ordinary income ..........................   $  676,893,393   $  532,733,473
   Long term capital gain ...................      799,146,868    1,090,740,834
                                                -------------------------------
                                                $1,476,040,261   $1,623,474,307
                                                ===============================


                                                              Annual Report | 47

Mutual Shares Fund

5. INCOME TAXES (CONTINUED)

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................................   $21,284,619,856
                                                                ================

Unrealized appreciation .....................................   $ 5,782,087,662
Unrealized depreciation .....................................    (1,665,884,558)
                                                                ----------------
Net unrealized appreciation (depreciation) ..................   $ 4,116,203,104
                                                                ================

Undistributed ordinary income ...............................   $   164,194,654
Undistributed long term capital gains .......................        31,487,653
                                                                ----------------
Distributable earnings ......................................   $   195,682,307
                                                                ================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment companies, bond discounts and premiums, synthetic equity swaps, pass-through entity income, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, synthetic equity swaps, pass-through entity income, and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2007, aggregated $12,833,815,053 and $9,252,026,093, respectively.

Transactions in options written during the year ended December 31, 2007, were as follows:

                                                      --------------------------
                                                       NUMBER OF     PREMIUMS
                                                       CONTRACTS     RECEIVED
                                                      --------------------------
Options outstanding at
   December 31, 2006 ..............................        1,764   $    200,656
Options written ...................................    1,336,927     12,751,519
Options expired ...................................   (1,112,918)    (4,343,763)
Options exercised .................................           --             --
Options closed ....................................       (4,510)    (3,129,751)
                                                      --------------------------
Options outstanding at
   December 31, 2007 ..............................      221,263   $  5,478,661
                                                      ==========================


48 | Annual Report

Mutual Shares Fund

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

                                                  --------------------------------------------------------
                                                    CONTRACT     SETTLEMENT    UNREALIZED     UNREALIZED
                                                     AMOUNT         DATE          GAIN           LOSS
                                                  --------------------------------------------------------
CONTRACTS TO BUY
        15,977,550   Norwegian Krone ..........   $  2,900,000      2/19/08   $     36,017   $         --
     2,046,047,927   Japanese Yen .............     18,031,196      3/19/08        474,653             --

CONTRACTS TO SELL
     1,115,169,808   Norwegian Krone ..........    204,816,351      1/09/08             --       (333,017)
        21,600,000   British Pound ............     42,812,410      1/10/08             --        (93,021)
       208,102,939   British Pound ............    421,629,992      1/10/08      8,261,321             --
       429,971,052   Euro .....................    595,714,928      1/14/08             --    (31,928,812)
       972,640,182   Swedish Krona ............    152,048,705      1/15/08      1,592,927             --
       111,566,807   Singapore Dollar .........     75,109,918      1/24/08             --     (2,433,267)
       177,167,427   Euro .....................    247,587,631      2/13/08             --    (11,128,696)
       142,500,322   Euro .....................    208,103,624      2/13/08         11,421             --
       322,430,642   Norwegian Krone ..........     58,894,448      2/19/08             --       (355,052)
       547,200,000   Norwegian Krone ..........    100,993,407      2/19/08        440,537             --
       412,506,504   Euro .....................    612,300,243      2/25/08      9,878,278             --
        13,153,683   Swiss Franc ..............     11,470,502      3/07/08             --       (182,507)
       342,046,056   Swiss Franc ..............    305,976,138      3/07/08      2,953,356             --
       356,277,521   British Pound ............    720,819,383      3/10/08     14,260,248             --
       209,551,783   Euro .....................    294,319,588      3/13/08             --    (11,712,427)
        34,892,379   Euro .....................     51,672,508      3/13/08        715,246             --
    25,415,349,672   Japanese Yen .............    226,318,554      3/19/08             --     (3,562,978)
       105,800,000   Canadian Dollar ..........    105,816,327      3/26/08             --       (739,706)
         4,200,000   Canadian Dollar ..........      4,547,374      3/26/08        317,361             --
     3,602,637,500   Korean Won ...............      3,850,000      3/27/08             --        (18,604)
    70,567,370,505   Korean Won ...............     77,325,500      3/27/08      1,548,458             --
       945,603,962   Danish Krone .............    179,798,173      4/23/08             --     (5,366,961)
       346,348,386   Euro .....................    488,869,653      4/24/08             --    (16,868,763)
       330,842,864   Euro .....................    470,797,992      5/19/08             --    (12,236,035)
        53,100,000   Euro .....................     78,989,701      5/19/08      1,463,149             --
         2,780,000   Euro .....................      4,051,850      5/28/08             --         (6,788)
       143,418,347   Euro .....................    210,850,027      5/28/08      1,467,610             --
                                                                              ----------------------------
       UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS ...............     43,420,582    (96,966,634)
                                                                              ----------------------------
                NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS .........                  $(53,546,052)
                                                                                             =============


                                                              Annual Report | 49

Mutual Shares Fund

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2007, the aggregate value of these securities was $33,712,160, representing 0.13% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                            ACQUISITION
CONTRACTS           ISSUER                                                     DATES               COST            VALUE
-----------------------------------------------------------------------------------------------------------------------------
          810,649   AboveNet Inc. ...................................   10/02/01 - 12/12/07   $   40,690,364   $  40,532,450
            1,065   AboveNet Inc., stock grant, grant price $20.95,
                       expiration date 9/09/13 ......................    4/17/06 - 9/08/06                --          44,144
           29,283   AboveNet Inc., wts., 9/08/08 ....................   10/02/01 - 9/07/07         3,354,118       1,382,158
           34,449   AboveNet Inc., wts., 9/08/10 ....................   10/02/01 - 9/07/07         3,603,181       1,504,732
       49,252,400   Cerberus CG Investor I LLC ......................         7/26/07             49,252,400      41,469,365
       49,252,400   Cerberus CG Investor I LLC, 12.00%, 7/31/14 .....         7/26/07             49,252,400      41,469,365
       49,252,400   Cerberus CG Investor II LLC .....................         7/26/07             49,252,400      41,469,365
       49,252,400   Cerberus CG Investor II LLC, 12.00%, 7/31/14 ....         7/26/07             49,252,400      41,469,365
       24,626,200   Cerberus CG Investor III LLC ....................         7/26/07             24,626,200      20,734,682
       24,626,200   Cerberus CG Investor III LLC, 12.00%, 7/31/14 ...         7/26/07             24,626,200      20,734,682
       15,536,148   Cerberus FIM Investors Auto Finance LLC .........        11/20/06             15,536,148       8,335,624
       46,576,742   Cerberus FIM investors Auto Finance LLC, 12.00%,
                       11/22/13 .....................................        11/20/06             46,576,742      24,989,862
        1,294,114   Cerberus FIM Investors Commercial Finance LLC ...        11/20/06              1,294,114         694,332
        3,882,344   Cerberus FIM Investors Commercial Finance LLC,
                       12.00%, 11/22/13 .............................        11/20/06              3,882,344       2,082,997
        2,425,617   Cerberus FIM Investors Commercial Mortgage LLC ..        11/20/06              2,425,617       1,301,419


50 | Annual Report

Mutual Shares Fund

9. RESTRICTED SECURITIES (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/
SHARES/WARRANTS/                                                            ACQUISITION
CONTRACTS           ISSUER                                                     DATES               COST            VALUE
-----------------------------------------------------------------------------------------------------------------------------
        7,276,853   Cerberus FIM Investors Commercial Mortgage
                       LLC, 12.00%, 11/22/13 ........................         11/20/06        $    7,276,853   $   3,904,256
       11,863,844   Cerberus FIM Investors Insurance LLC ............         11/20/06            11,863,844       6,365,319
       35,591,534   Cerberus FIM Investors Insurance LLC, 12.00%,
                       11/22/13 .....................................         11/20/06            35,591,534      19,095,958
       22,088,027   Cerberus FIM Investors Rescap LLC ...............         11/20/06            22,088,025      11,850,909
       66,264,075   Cerberus FIM Investors Rescap LLC, 12.00%,
                       11/22/13 .....................................         11/20/06            66,264,077      35,552,725
          163,322   Dana Holding Corp., 4.00%, cvt., pfd., B ........         12/27/07            16,332,200      16,332,200
        1,879,100   DecisionOne Corp. ...............................    3/12/99 - 7/18/00         1,313,384              --
        2,322,817   DecisionOne Corp., 12.00%, 4/15/10 ..............    3/12/99 - 10/17/07        4,349,337       2,322,817
          433,342   DecisionOne Corp., FRN, 9.50%, 5/12/09 ..........         7/09/07                433,342         433,342
        1,031,766   DecisionOne Corp., wts., 6/08/17 ................         7/07/07                     --              --
           26,671   Elephant Capital Holdings Ltd. ..................    8/29/03 - 3/22/07           950,326      17,564,991
        8,341,744   Esmark Inc. .....................................   11/08/04 - 11/28/07      154,505,847     106,081,958
        6,069,096   International Automotive Components Group Brazil
                       LLC ..........................................    4/13/06 - 8/21/06         3,634,723      42,156,730
        1,104,272   International Automotive Components Group Japan
                       LLC ..........................................    9/26/06 - 3/27/07         9,595,797       9,902,453
       25,796,752   International Automotive Components Group LLC ...    1/12/06 - 10/16/06       25,809,409      27,367,774
       19,434,979   International Automotive Components Group NA
                       LLC ..........................................    3/30/07 - 10/10/07       19,402,009      26,723,096
        5,851,000   International Automotive Components Group NA
                       LLC, 9.00%, 4/01/17 ..........................         3/30/07              5,938,765       5,851,000
        2,860,528   Kindred Healthcare Inc. .........................    4/28/99 - 3/29/06        26,248,306      67,883,190
                    Kindred Healthcare Inc., stock grants:
            9,997      grant price $18.15, expiration date 7/17/11 ..    7/17/02 - 7/17/05                --          55,793
            2,999      grant price $19.87, expiration date 1/01/12 ..    1/01/03 - 1/01/06                --          11,579
            2,986      grant price $6.94, expiration date 1/01/13 ...    1/01/04 - 1/03/07                --          50,138
            2,230      grant price $19.87, expiration date 1/01/14 ..    1/01/05 - 1/03/07                --           8,610
            1,238      grant price $21.33, expiration date 1/10/15 ..    1/06/06 - 1/09/07                --           2,973
              619      grant price $22.08, expiration date 1/10/16 ..         1/09/07                     --           1,022
       65,739,207   Motor Coach Industries International Inc., FRN,
                       18.08%, 12/01/08 .............................    5/27/04 - 11/30/07       65,739,206      65,081,814
               12   Motor Coach Industries International Inc., wts.,
                       5/27/09 ......................................         3/30/07                     --              --
          120,040   NCB Warrant Holdings Ltd., A ....................         12/16/05                    --       7,359,521
          202,380   Olympus Re Holdings Ltd. ........................         12/19/01            20,238,000         662,835
          911,589   Owens Corning Inc., exercise price $37.50,
                       expiration date 1/02/08, shares a ............         12/20/06                95,400          45,580
          199,566   PTV Inc., 10.00%, pfd., A .......................    12/07/01 - 3/06/02          598,698         239,479
       52,000,000   Revel Entertainment Group LLC, first lien loan,
                       FRN, 9.43%, 5/30/08 ..........................         12/20/07            51,902,909      51,740,000
       52,000,000   Revel Entertainment Group LLC, second lien loan,
                       FRN, 12.43%, 5/30/08 .........................         12/20/07            51,706,092      51,480,000
                                                                                                               --------------
                    TOTAL RESTRICTED SECURITIES (3.43% of Net
                       Assets) .............................................................................   $ 864,342,604
                                                                                                               ==============

a The Fund also invests in unrestricted securities of the issuer, valued at $67,144,655 as of December 31, 2007.

10. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2007, the Fund had aggregate unfunded capital commitments to investments of $55,215,000.


                                                              Annual Report | 51

Mutual Shares Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2007, were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                     NUMBER OF                                NUMBER OF
                                      SHARES/                                  SHARES/
                                     WARRANTS/                                WARRANTS/
                                     CONTRACTS/                               CONTRACTS/
                                 PRINCIPAL AMOUNT                         PRINCIPAL AMOUNT    VALUE AT                   REALIZED
                                 HELD AT BEGINNING    GROSS      GROSS     HELD AT END OF      END OF      INVESTMENT     CAPITAL
NAME OF ISSUER                        OF YEAR       ADDITIONS  REDUCTIONS       YEAR            YEAR         INCOME        GAIN
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
AboveNet Inc. .................            763,805     46,844          --          810,649 $   40,532,450  $        -- $         --
AboveNet Inc., Contingent
   Distribution ...............        106,869,000         -- 106,869,000               --             --           --    2,696,513
AboveNet Inc., stock grant,
  grant price $20.95,
  expiration date 9/09/13 .....              1,065         --          --            1,065         44,144           --           --
AboveNet Inc., wts., 9/08/08 ..             25,659      3,624          --           29,283      1,382,158           --           --
AboveNet Inc., wts., 9/08/10 ..             30,186      4,263          --           34,449      1,504,732           --           --
Alexander's Inc. ..............            326,675         --          --          326,675    115,397,944           --           --
Anchor Resources LLC ..........            123,013         --     123,013               --             --           --      456,492
Beazer Homes USA Inc. .........                 --  2,147,880          --        2,147,880     15,958,748      558,161           --
Centennial Bank Holdings Inc.,
  144A ........................          3,845,467  1,886,367          --        5,731,834     33,130,000           --           --
Community Health Systems
  Inc. ........................                 --  4,806,000          --        4,806,000    177,149,160           --           --
DecisionOne Corp. .............          1,879,100         --          --        1,879,100             --           --           --
DecisionOne Corp., 12.00%,
   4/15/10 ....................          2,187,193    135,624          --        2,322,817      2,322,817      269,842           --
DecisionOne Corp., FRN,
   9.50%, 5/12/09 .............                 --    433,342          --          433,342        433,342       22,168           --
DecisionOne Corp., wts.,
   6/08/17 ....................                 --  1,031,766          --        1,031,766             --           --           --
Elephant Capital Holdings
   Ltd. .......................             25,721        950          --           26,671     17,564,991           --           --
Esmark Inc. ...................             16,598  8,325,146          --        8,341,744    106,081,958      398,352           --
Esmark Inc., 8.00%, cvt.,
  pfd., A .....................             60,419      1,321      61,740               --             --    3,694,676      764,824
Federal Signal Corp. ..........          3,360,800         --          --        3,360,800     37,708,176      806,592           --
Florida East Coast
   Industries Inc. ............          4,423,071         --   4,423,071               --             --   95,715,256  167,498,447
International Automotive
   Components Group Brazil
   LLC ........................          6,069,096         --          --        6,069,096     42,156,730           --           --
International Automotive
   Components Group Japan
   LLC ........................            953,142    151,130          --        1,104,272      9,902,453           --           --
International Automotive
   Components Group LLC .......         25,796,752         --          --       25,796,752     27,367,774           --           --
International Automotive
   Components Group NA LLC ....                 -- 19,434,979          --       19,434,979     26,723,096           --           --
International Automotive
   Components Group NA LLC,
   9.00%, 4/01/17 .............                 --  5,851,000          --        5,851,000      5,851,000      352,014           --


52 | Annual Report

Mutual Shares Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                     NUMBER OF                                NUMBER OF
                                      SHARES/                                  SHARES/
                                     WARRANTS/                                WARRANTS/
                                     CONTRACTS/                               CONTRACTS/
                                 PRINCIPAL AMOUNT                         PRINCIPAL AMOUNT    VALUE AT                   REALIZED
                                 HELD AT BEGINNING    GROSS      GROSS       HELD AT END       END OF      INVESTMENT     CAPITAL
NAME OF ISSUER                        OF YEAR       ADDITIONS  REDUCTIONS      OF YEAR          YEAR         INCOME        GAIN
------------------------------------------------------------------------------------------------------------------------------------
Kindred Healthcare Inc. ........         2,860,528         --          --        2,860,528 $   67,883,190 $         -- $         --
Kindred Healthcare Inc., stock
  grants:
   grant price $18.15,
     expiration date 7/17/11 ...             7,640      2,357          --            9,997         55,793           --           --
   grant price $19.87,
     expiration date 1/01/12 ...             2,292        707          --            2,999         11,579           --           --
   grant price $6.94,
     expiration date 1/01/13 ...             1,714      1,272          --            2,986         50,138           --           --
   grant price $19.87,
     expiration date 1/01/14 ...             1,136      1,094          --            2,230          8,610           --           --
   grant price $21.33,
     expiration date 1/10/15 ...               473        765          --            1,238          2,973           --           --
   grant price $22.08,
     expiration date 1/10/16 ...                --        619          --              619          1,022           --           --
OPTI Canada ....................         4,085,890         --   4,085,890               --             --           --   39,924,103
Tenet Healthcare Corp. .........                -- 25,881,411          --       25,881,411    131,477,568           --           --
TVMAX Holdings Inc. ............           257,217         --          --          257,217             --           --           --
TVMAX Holdings Inc., PIK,
   11.50%, 2/28/08 .............           446,378    205,320      18,779          632,919        443,043       58,327           --
TVMAX Holdings Inc., PIK,
   14.00%, 2/28/08 .............         1,385,745    210,005          --        1,595,750      1,117,025      207,120           --
White Mountains Insurance
   Group Ltd. ..................           729,657         --         200          729,457    374,977,371    5,835,656       59,070
                                                                                           -----------------------------------------
   TOTAL NON-CONTROLLED AFFILIATES (4.90% of Net Assets) ................................. $1,237,239,985 $107,918,164 $211,399,449
                                                                                           =========================================

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.


                                                              Annual Report | 53

Mutual Shares Fund

13. REGULATORY AND LITIGATION MATTERS (CONTINUED)

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

14. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


54 | Annual Report

Mutual Shares Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL SHARES FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Shares Fund (one of the Funds constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Shares Fund of the Franklin Mutual Series Fund Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2008


                                                              Annual Report | 55

Mutual Shares Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $793,654,300 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $180,242,809 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $611,450,592 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund designates 59.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.


56 | Annual Report

Mutual Shares Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)      Director          Since 1987           7                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of the Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)              Director          Since 1994           7                         SLM Corporation (Sallie Mae)
c/o Franklin Mutual Advisers, LLC                                                                    and Allied Capital Corporation
101 John F. Kennedy Parkway                                                                          (financial services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)          Director          Since 2002           14                        Franklin Templeton Emerging
c/o Franklin Mutual Advisers, LLC                                                                    Markets Debt Opportunities Fund
101 John F. Kennedy Parkway                                                                          PLC and Fiduciary International
Short Hills, NJ 07078-2789                                                                           Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)          Director          Since 1974           7                         None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 57

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)            Director          Since 1998           14                        None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)               Director and      Director since       34                        El Oro and Exploration Co.,
c/o Franklin Mutual Advisers, LLC   Chairman          1991 and                                       P.l.c. (investments) and ARC
101 John F. Kennedy Parkway         of the Board      Chairman of the                                Wireless Solutions, Inc.
Short Hills, NJ 07078-2789                            Board since 2005                               (wireless components and
                                                                                                     network products).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
** GREGORY E. JOHNSON (1961)        Director          Since April 2007     92                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
** PETER A. LANGERMAN (1955)        Director,         Director since       7                         None
c/o Franklin Mutual Advisers, LLC   President         April 2007 and
101 John F. Kennedy Parkway         and Chief         President and
Short Hills, NJ 07078-2702          Executive         Chief Executive
                                    Officer -         Officer -
                                    Investment        Investment
                                    Management        Management
                                                      since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton investments; and FORMERLY, Director, New Jersey's Division of
Investment.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)      Vice President    Since 2005           Not Applicable            Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


58 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)               Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway                Compliance        Officer since 2004
San Mateo, CA 94403-1906            Officer and       and Vice President
                                    Vice President    - AML Compliance
                                    - AML             since 2006
                                    Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)            Senior Vice       Since 2005           Not Applicable            Not Applicable
101 John F. Kennedy Parkway         President
Short Hills, NJ 07078-2789          and Chief
                                    Investment
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)             Senior Vice       Since 2002           Not Applicable            Not Applicable
500 East Broward Blvd.              President
Suite 2100                          and Chief
Fort Lauderdale, FL 33394-3091      Executive
                                    Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)               Secretary         Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Advisory Services, LLC, Franklin Mutual
Advisers, LLC and Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)            Treasurer         Since 2005           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPmorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 59

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)              Chief Financial   Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.              Officer and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is the Fund's investment manager.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 2: Prior to December 31, 2007, William J. Lippman, Leonard Rubin and Anne
M. Tatlock ceased to be directors of the Fund.

THE FUND'S BOARD HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


60 | Annual Report

Mutual Shares Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 61

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund 2
Franklin Small Cap Growth Fund II 3
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 5
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

3. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


12/07                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL SHARES FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton .com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


474 A2007 02/08


Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $478,519 for the fiscal year ended December 31, 2007 and $520,429 for the fiscal year ended December 31, 2006.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2007 and $33,924 for the fiscal year ended December 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $109,538 for the fiscal year ended December 31, 2007 and $0 for the fiscal year ended December 31, 2006. The services for which these fees were paid included compiling a gap analysis for the implementation of Markets in Financial Instruments Directive.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $109,538 for the fiscal year ended December 31, 2007 and $33,924 for the fiscal year ended December 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.       N/A


Item 6. Schedule of Investments.            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies.  N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura Fergerson, Chief Financial Officer and Chief Accounting Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUND INC.




By /s/GALEN G. VETTER
  -------------------------------
  Galen G. Vetter
  Chief Executive Officer -
   Finance and Administration
Date  February 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By /s/GALEN G. VETTER
  -------------------------------
  Galen G. Vetter
  Chief Executive Officer -
    Finance and Administration
Date  February 27, 2008




By /s/LAURA FERGERSON
  -------------------------------
  Laura Fergerson
  Chief Financial Officer and
  Chief Accounting Officer
Date  February 27, 2008